UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08786

                          Pioneer Variable Contracts Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2018 through December 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Bond VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2018

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       37

  Notes to Financial Statements                                              42

  Report of Independent Registered Public Accounting Firm                    51

  Additional Information                                                     52

  Approval of Investment Management Agreement                                53

  Trustees, Officers and Service Providers                                   56

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/18
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           30.9%
U.S. Government and Agency Obligations                                    30.8%
Collateralized Mortgage Obligations                                       23.7%
Asset Backed Securities                                                    6.0%
Senior Secured Floating Rate Loan Interests                                4.0%
Municipal Bonds                                                            2.1%
Affiliated Closed-End Funds (k)                                            1.6%
Convertible Preferred Stocks                                               0.5%
Foreign Government Bonds                                                   0.4%
Insurance-Linked Securities                                                0.0%+

+     Amount rounds to less than 0.1%.


5 Largest Holdings
(As a percentage of total investments)*

1.  U.S. Treasury Inflation Indexed
    Bonds, 1.0%, 2/15/46                                                   1.70%
--------------------------------------------------------------------------------
2.  Pioneer ILS Interval Fund (k)                                          1.62
--------------------------------------------------------------------------------
3.  U.S. Treasury Inflation Indexed
    Bonds, 0.875%, 2/15/47                                                 1.29
--------------------------------------------------------------------------------
4.  U.S. Treasury Inflation Indexed
    Bonds, 1.0%, 2/15/48                                                   1.21
--------------------------------------------------------------------------------
5.  U.S. Treasury Inflation Indexed
    Bonds, 0.75%, 2/15/45                                                  0.79
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

(k) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/18
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                     12/31/18          12/31/17
   Class I                                    $10.56             $11.04
   Class II                                   $10.59             $11.07

                                 Net
Distributions per Share          Investment        Short-Term           Long-Term
(1/1/18 - 12/31/18)              Income            Capital Gains        Capital Gains
   Class I                       $0.3552           $0.0144              $0.0156
   Class II                      $0.3291           $0.0144              $0.0156

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Bond VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

           Pioneer Bond VCT       Pioneer Bond VCT       Bloomberg Barclays U.S.
           Portfolio Class I      Portfolio Class II     Aggregate Bond Index
12/08      $10,000                $10,000                $10,000
12/09      $11,758                $11,734                $10,593
12/10      $12,841                $12,785                $11,286
12/11      $13,552                $13,473                $12,171
12/12      $14,738                $14,608                $12,684
12/13      $14,887                $14,729                $12,427
12/14      $15,788                $15,584                $13,169
12/15      $15,836                $15,596                $13,241
12/16      $16,484                $16,209                $13,592
12/17      $17,144                $16,815                $14,073
12/18      $16,999                $16,634                $14,075

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2018)

--------------------------------------------------------------------------------
                                                              Bloomberg Barclays
                                                                  U.S. Aggregate
                                   Class I      Class II              Bond Index
--------------------------------------------------------------------------------
10 Years                             5.45%         5.22%                   3.48%
5 Years                              2.69%         2.46%                   2.52%
1 Year                              -0.84%        -1.08%                   0.01%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on actual returns from July 1, 2018 through December 31, 2018.

      Share Class                                           I              II
--------------------------------------------------------------------------------
      Beginning Account Value on 7/1/18                 $1,000.00      $1,000.00
      Ending Account Value on 12/31/18                  $1,005.99      $1,005.59
      Expenses Paid During Period*                      $    3.08      $    4.35

* Expenses are equal to the Portfolio's annualized expense ratio of 0.61% and 0.86% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Bond VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2018 through December 31, 2018.

      Share Class                                           I              II
--------------------------------------------------------------------------------
      Beginning Account Value on 7/1/18                 $1,000.00      $1,000.00
      Ending Account Value on 12/31/18                  $1,022.13      $1,020.87
      Expenses Paid During Period*                      $    3.11      $    4.38

* Expenses are equal to the Portfolio's annualized expense ratio of 0.61% and 0.86% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18
--------------------------------------------------------------------------------

Call 1-800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Brad Komenda discusses the factors that affected the performance of Pioneer Bond VCT Portfolio during the 12-month period ended December 31, 2018. Mr. Komenda, Senior Vice President, Deputy Director of Investment-Grade Corporates, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Portfolio, along with Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, US, and a portfolio manager at Amundi Pioneer, and Timothy Rowe, Managing Director, Deputy Director of Multisector Fixed Income, and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2018?

A: Pioneer Bond VCT Portfolio's Class I shares returned -0.84% at net asset value during the 12-month period ended December 31, 2018, and Class II shares returned -1.08%, while the Portfolio's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 0.01%.

Q: How would you describe the investment environment in the fixed-income markets during the 12-month period?

A: For much of 2018, prices of fixed-income securities broadly declined as interest rates moved higher. The short end of the Treasury yield curve rose as investors positioned their portfolios in anticipation of the U.S. Federal Reserve's (the Fed's) continued normalization of the federal funds rate, its benchmark overnight lending rate. (During the 12-month period, the Fed raised the federal funds rate four times, in March, June, September, and December.)

      Farther out on the Treasury curve, yield increases were driven in part by rising inflation expectations against a backdrop of strengthening commodity prices and arguably full U.S. employment. Credit-market sentiment was boosted by a positive fundamental backdrop, featuring solid economic growth and strong corporate profits. Investor optimism was further heightened by lower tax rates and the accelerated expensing of capital investment by corporations, two key provisions of the sweeping U.S. tax legislation passed at the end of 2017. The Trump administration's escalating rhetoric about U.S. trade deals, and measures implemented, including tariffs on steel and aluminum as well as on a range of products from China, clouded the outlook to some degree, leading to bouts of market volatility.

      The positive market conditions reversed in the fourth quarter of 2018, however, with much of the damage coming in December. Investors' appetite for risk had weakened entering the quarter as concerns about the outlook for the Fed's continued tightening of monetary policy, the escalating U.S./China trade dispute, and mounting evidence of slowing economic growth overseas dampened enthusiasm. In early October, the equity markets began a downward spiral that would persist essentially through year-end. The price of oil, too, slid significantly at that time due to an unfavorable supply/demand outlook. Nonetheless, the Fed met market expectations and raised short-term rates by a quarter-point in December, moving its federal funds target into the 2.25% to 2.50% range, while signaling the likelihood of two additional rate hikes in 2019. Volatility in the "risk-asset" markets spiked on fears that the Fed would raise rates by too much, given the uncertain outlook for global economic growth. The 10-year Treasury yield declined from 3.05% to 2.69% over the fourth quarter, driven by a global flight-to-safety trade.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      While the latter stages of 2018 saw yields back off their earlier peaks, the Treasury curve finished the 12-month period higher along its length, while also flattening, as yield increases were most significant on the short end given Fed's multiple rate hikes over the year. For the 12-month period, the investment-grade corporate market, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a return of -2.51%, while the high-yield market was also in negative territory for the year, returning -2.26%, according to the ICE Bank of America Merrill Lynch U.S. High Yield Index.

      Structured assets such as asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) were rewarded for their generally high-quality profiles, as each asset class finished the year with modest positive returns. Meanwhile, the Portfolio's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index), returned 0.01% for the 12-month period.

Q: What factors had the biggest effects on the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2018?

A: Asset allocation decisions, in aggregate, detracted from the Portfolio's benchmark-relative performance during the period. In broad terms, the Portfolio's overweighting of credit compared to the Bloomberg Barclays Index weighed on relative returns, as the market moved to a "risk-off" tone in late 2018 and investors sought out so-called "safe haven" assets. Detractors from relative returns included the Portfolio's exposure to investment-grade corporate credit and a modest out-of-benchmark position in high-yield corporates. In addition, the Portfolio's underweight to U.S. Treasuries detracted from relative returns over the 12 months. The Portfolio continues to hold a large underweight to nominal Treasuries, as our economic outlook for 2019 remains relatively strong, and we continue to favor both securitized assets and the credit sectors, market segments we believe are poised to rebound in light of their significant underperformance at the end of 2018.

      An approximately 5% non-benchmark allocation to Treasury Inflation-Protected Securities (TIPS) also detracted from the Portfolio's benchmark-relative performance during the period. TIPS badly lagged nominal Treasuries as inflation expectations declined in late 2018. Within investment-grade corporate bonds, the Portfolio's tilt toward financials and, in particular, exposure to subordinated and additional tier-1 securities of systemic banks in the U.S. and developed Europe, constrained benchmark-relative results. We continue to view the Portfolio's bank holdings as representing good value, however, given the risk-management measures that are in place across the segment.

      On the positive side, the Portfolio's positioning with respect to interest rates was the leading contributor to benchmark-relative performance during the 12-month period. In particular, the Portfolio was underweight the two- to five-year maturity range along the yield curve, where prices were negatively affected by the Fed's rate increases. In addition, the Portfolio's short-duration stance versus the Bloomberg Barclays Index was a positive contributor to relative returns as interest rates rose. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18                             (continued)
--------------------------------------------------------------------------------

      to a change in interest rates, expressed as a number of years.) After having taken a short-duration position relative to the benchmark for the past several years, the move higher in rates we saw over 2018, coupled with the federal funds rate approaching the neutral range and the flattening of the yield curve resulted in our moving the Portfolio to an essentially neutral-duration stance by period-end.

      Another positive contributor to benchmark-relative performance was the Portfolio's overweighting of securitized assets, including ABS, as strong consumer fundamentals supported a favorable view of the asset category. Finally, the Portfolio maintains a modest, strategic exposure to insurance-linked securities (ILS), which are sponsored by insurance companies looking to transfer some of the risk of having to payout claims following a natural disaster. We believe ILS can offer a valuable source of diversification* and incremental income potential. The Portfolio's ILS allocation aided benchmark-relative performance over the 12 months, despite the insurance claims generated by the extremely damaging California wildfires.

Q: Did the Portfolio have any investments in derivative securities during the 12-month period ended December 31, 2018? If so, did the derivatives have any material impact on performance?

A: Yes, we invested the Portfolio in Treasury futures and credit-default swaps (CDS) during the period. The investments in Treasury futures are part of our duration-management strategy for the Portfolio. We believe the use of Treasury futures allows us to express our views on duration and yield-curve positioning in the most efficient manner. Investments in CDS are used to either gain or reduce the Portfolio's exposure to corporate bonds very quickly, as cash-bond transactions take a little more time. The use of derivatives did not materially impact the Portfolio's benchmark-relative performance during the period, as they were used as hedging instruments.

Q: What factors affected the Portfolio's yield during the 12-month period ended December 31, 2018?

A: The overall rise in Treasury yields contributed to a higher Portfolio yield, as did the widening of credit spreads over the period. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q: What is your investment outlook and how is the Portfolio positioned heading into the new fiscal year?

A: We anticipate 2019 will see the U.S. economy continue to expand, albeit at a more moderate pace. While we reduced the Portfolio's credit-market exposures through mid-2018, the significant spread widening, particularly in December, created the opportunity for us to start selectively adding back credit risk, both in investment-grade and high-yield corporates. In particular, we increased the Portfolio's holdings of economically sensitive issues in the "BBB" quality range (the lower end of investment grade), which we viewed as having been unduly punished during the year-end market rout. Given the advanced stage of the credit cycle, we are generally avoiding investments in

*     Diversification does not assure a profit nor protect against loss.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      A Word About Risk:

      All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

      Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

      Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

      Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

      The securities issued by U.S. Government-sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

      The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

      These risks may increase share price volatility.

      industrial sectors that have seen an increase in merger-and-acquisition activity and shareholder-friendly measures such as increased dividends** and share buybacks, as the increased leverage associated with such activity has resulted in credit downgrades to "BBB-". The Portfolio has exposure to bank issues in developed Europe, which appear attractive from a relative valuation standpoint.

      The Portfolio remains overweight to securitized assets, including ABS, CMBS, and non-agency MBS, as we view the category as featuring favorable risk/return profiles given our outlook for continued low default rates.

      The Portfolio continues to hold a non-benchmark allocation to long-duration TIPS, which is designed to help protect the Portfolio should inflation exceed expectations. Entering 2019, we view TIPS valuations as reflecting an unduly pessimistic outlook for both economic growth and inflation. Other non-benchmark exposures in the Portfolio as of year-end include holdings of floating-rate bank loans, where we find valuations are more attractive following December's credit-market sell-off. We are seeking to maintain a high-quality focus within the bank-loan segment, as it has been subject to some of the same stepped-up leveraging we've seen within lower-rated corporates.

      Given our view that the Fed is now at the neutral federal funds rate, as noted earlier, we have moved the Portfolio to a neutral-duration stance, and are positioned with a modest underweight in the middle of the yield curve, and an overweight on the long end.

**    Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 8 to 36 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18
--------------------------------------------------------------------------------

     Shares                                                                                                                    Value
                       UNAFFILIATED ISSUERS -- 97.9%
                       CONVERTIBLE PREFERRED STOCKS -- 0.6% of Net Assets
                       Banks -- 0.6%
        383(a)         Bank of America Corp., 7.25%                                                                     $    479,708
        352(a)         Wells Fargo & Co., 7.5%                                                                               444,213
                                                                                                                        ------------
                       Total Banks                                                                                      $    923,921
                                                                                                                        ------------
                       TOTAL CONVERTIBLE PREFERRED STOCKS
                       (Cost $859,876)                                                                                  $    923,921
                                                                                                                        ------------

  Principal
     Amount
     USD ($)
                       ASSET BACKED SECURITIES -- 6.0% of Net Assets
    100,000            Avid Automobile Receivables Trust, Series 2018-1, Class B, 3.85%, 7/15/24 (144A)                 $     99,433
    100,000            AXIS Equipment Finance Receivables VI LLC, Series 2018-2A, Class C, 4.27%, 1/20/23
                       (144A)                                                                                                101,823
    200,000            AXIS Equipment Finance Receivables VI LLC, Series 2018-2A, Class D, 4.45%, 6/20/23
                       (144A)                                                                                                203,588
    197,759(b)         Bayview Koitere Fund Trust, Series 2017-RT4, Class A, 3.5%, 7/28/57 (144A)                            196,021
    100,000            BCC Funding XIV LLC, Series 2018-1A, Class B, 3.39%, 8/21/23 (144A)                                   100,097
      2,912(c)         Bear Stearns Asset Backed Securities Trust, Series 2006-SD2, Class A3, 2.996% (1 Month
                       USD LIBOR + 49 bps), 6/25/36                                                                            2,912
    346,727            Cazenovia Creek Funding II LLC, Series 2018-1A, Class A, 3.561%, 7/15/30 (144A)                       346,951
    223,612(b)         Citigroup Mortgage Loan Trust, Inc., Series 2017-RP2, Class A1, 3.25%, 7/25/67 (144A)                 219,424
    100,000            CoreVest American Finance Trust, Series 2017-1, Class C, 3.756%, 10/15/49 (144A)                       96,662
     42,891(d)         Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3, 3.791%,
                       7/25/35                                                                                                42,639
    149,907            Elm Trust, Series 2018-2A, Class A2, 4.605%, 10/20/27 (144A)                                          152,355
     32,497(d)         Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32                               32,725
     68,918(c)         Fieldstone Mortgage Investment Trust, Series 2005-3, Class 1A, 2.805% (1 Month USD
                       LIBOR + 49 bps), 2/25/36                                                                               68,339
     45,000            First Investors Auto Owner Trust, Series 2015-2A, Class D, 4.22%, 12/15/21 (144A)                      45,271
    150,000            GLS Auto Receivables Trust, Series 2017-1A, Class B, 2.98%, 12/15/21 (144A)                           149,471
      2,549(c)         GSRPM Mortgage Loan Trust, Series 2006-2, Class A2, 2.806% (1 Month USD LIBOR +
                       30 bps), 9/25/36 (144A)                                                                                 2,546
    100,000(c)         Hertz Fleet Lease Funding LP, Series 2016-1, Class E, 5.887% (1 Month USD LIBOR +
                       350 bps), 4/10/30 (144A)                                                                              100,381
    191,571(c)         Home Partners of America Trust, Series 2018-1, Class A, 3.355% (1 Month USD LIBOR +
                       90 bps), 7/17/37 (144A)                                                                               189,957
     21,565            Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)                              12,214
    100,000(c)         Invitation Homes Trust, Series 2018-SFR1, Class C, 3.705% (1 Month USD LIBOR +
                       125 bps), 3/17/37 (144A)                                                                               98,888
     25,507            JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%, 12/15/48 (144A)                                 25,816
    200,000            Kabbage Asset Securitization LLC, Series 2017-1, Class A, 4.571%, 3/15/22 (144A)                      201,335
    187,689            Marlette Funding Trust, Series 2018-3A, Class A, 3.2%, 9/15/28 (144A)                                 187,461
    190,000(b)         Mill City Mortgage Loan Trust, Series 2017-1, Class M2, 3.25%, 11/25/58 (144A)                        180,252
    480,000(b)         Mill City Mortgage Loan Trust, Series 2018-2, Class M1, 3.75%, 5/25/58 (144A)                         459,770
    388,426(b)         Mill City Mortgage Loan Trust, Series 2018-3, Class A1, 3.5%, 8/25/58 (144A)                          385,333
    100,000            New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series
                       2016-T2, Class BT2, 3.02%, 10/15/49 (144A)                                                             99,219
    156,976(c)         Newtek Small Business Loan Trust, Series 2017-1, Class A, 4.506% (1 Month USD LIBOR +
                       200 bps), 2/15/43 (144A)                                                                              156,848
    147,053(c)         NovaStar Mortgage Funding Trust, Series 2005-3, Class M1, 3.181% (1 Month USD LIBOR +
                       68 bps), 1/25/36                                                                                      146,488

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       ASSET BACKED SECURITIES -- (continued)
    294,143(c)         Option One Mortgage Loan Trust, Series 2005-3, Class M2, 3.241% (1 Month USD LIBOR +
                       74 bps), 8/25/35                                                                                    $ 293,210
    100,000            Progress Residential Trust, Series 2017-SFR2, Class B, 3.196%, 12/17/34 (144A)                         98,386
    350,000            Progress Residential Trust, Series 2018-SFR2, Class A, 3.712%, 8/17/35 (144A)                         350,658
    100,000            Progress Residential Trust, Series 2018-SFR2, Class D, 4.338%, 8/17/35 (144A)                          99,808
    110,000            Progress Residential Trust, Series 2018-SFR2, Class E, 4.656%, 8/17/35 (144A)                         109,432
    190,000            Progress Residential Trust, Series 2018-SFR3, Class E, 4.873%, 10/17/35 (144A)                        192,427
         90(c)         RAAC Trust, Series 2006-RP2, Class A, 2.756% (1 Month USD LIBOR + 25 bps),
                       2/25/37 (144A)                                                                                             90
     69,834(d)         RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%, 8/25/22 (144A)                                      69,424
     64,134            SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23 (144A)                             64,013
      5,855            SCF Equipment Trust LLC, Series 2016-1A, Class A, 3.62%, 11/20/21 (144A)                                5,844
     98,167            STORE Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, 4/20/45 (144A)                            97,085
        342(d)         Structured Asset Securities Corp., Series 2004-19XS, Class A6B, 4.971%, 10/25/34                          348
      4,667(d)         Terwin Mortgage Trust, Series 2005-16HE, Class AF2, 4.761%, 9/25/36                                     4,662
     88,392            Tidewater Sales Finance Master Trust, Series 2017-AA, Class A, 4.55%, 4/15/21 (144A)                   88,252
    257,305(b)         Towd Point Mortgage Trust, Series 2015-3, Class A1B, 3.0%, 3/25/54 (144A)                             254,561
    320,000(b)         Towd Point Mortgage Trust, Series 2015-5, Class M1, 3.5%, 5/25/55 (144A)                              316,944
    330,000(b)         Towd Point Mortgage Trust, Series 2016-3, Class M1, 3.5%, 4/25/56 (144A)                              325,628
    325,000(b)         Towd Point Mortgage Trust, Series 2016-4, Class M1, 3.25%, 7/25/56 (144A)                             312,379
    390,000(b)         Towd Point Mortgage Trust, Series 2017-6, Class A2, 3.0%, 10/25/57 (144A)                             361,474
    500,000(b)         Towd Point Mortgage Trust, Series 2017-6, Class M1, 3.25%, 10/25/57 (144A)                            455,341
    238,818(b)         Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.75%, 5/25/58 (144A)                             238,668
    288,073(b)         Towd Point Mortgage Trust, Series 2018-4, Class A1, 3.0%, 6/25/58 (144A)                              280,070
    398,858(b)         Towd Point Mortgage Trust, Series 2018-6, Class A1A, 3.75%, 3/25/58 (144A)                            399,077
    500,000(b)         Towd Point Mortgage Trust, Series 2018-SJ1, Class A1, 4.0%, 10/25/58 (144A)                           499,908
    200,000(c)         Trafigura Securitisation Finance Plc, Series 2017-1A, Class A1, 3.305% (1 Month USD
                       LIBOR + 85 bps), 12/15/20 (144A)                                                                      200,500
    173,667            United Auto Credit Securitization Trust, Series 2017-1, Class C, 2.71%, 1/10/22 (144A)                173,476
     18,132            Welk Resorts LLC, Series 2015-AA, Class A, 2.79%, 6/16/31 (144A)                                       17,887
    122,669            Westgate Resorts LLC, Series 2017-1A, Class A, 3.05%, 12/20/30 (144A)                                 121,828
    211,334            Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%, 12/20/31 (144A)                                  211,645
    100,000            Westlake Automobile Receivables Trust, Series 2018-1A, Class E, 4.53%, 5/15/23 (144A)                  99,715
    220,000            Westlake Automobile Receivables Trust, Series 2018-3A, Class B, 3.32%, 10/16/23 (144A)                220,459
    140,000            Westlake Automobile Receivables Trust, Series 2018-3A, Class E, 4.9%, 12/15/23 (144A)                 141,405
    100,000            WRG Debt Funding II LLC, Series 2017-1, Class A, 4.458%, 3/15/26 (144A)                                99,281
                                                                                                                        ------------
                       TOTAL ASSET BACKED SECURITIES
                       (Cost $10,351,598)                                                                               $ 10,308,104
                                                                                                                        ------------
                       COLLATERALIZED MORTGAGE OBLIGATIONS -- 23.5% of Net Assets
    250,000            A10 Term Asset Financing LLC, Series 2017-1A, Class B, 3.15%, 3/15/36 (144A)                     $    242,453
    100,720(b)         Agate Bay Mortgage Trust, Series 2015-1, Class A13, 3.5%, 1/25/45 (144A)                               98,795
    208,988(b)         Agate Bay Mortgage Trust, Series 2016-2, Class A5, 3.5%, 3/25/46 (144A)                               205,931
    100,000            American Homes 4 Rent, Series 2015-SFR1, Class C, 4.11%, 4/17/52 (144A)                               101,682
    125,000(c)         Arbor Realty Commercial Real Estate Notes, Ltd., Series 2017-FL1, Class B, 4.955%
                       (1 Month USD LIBOR + 250 bps), 4/15/27 (144A)                                                         128,750
     57,480            B2R Mortgage Trust, Series 2015-1, Class A1, 2.524%, 5/15/48 (144A)                                    56,850
    200,000(c)         BAMLL Commercial Mortgage Securities Trust, Series 2014-FL1, Class B, 4.507% (1 Month
                       USD LIBOR + 220 bps), 12/15/31 (144A)                                                                 200,063

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
    360,000            BANK, Series 2017-BNK7, Class AS, 3.748%, 9/15/60                                                $    356,564
    282,551(d)(e)      Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 0%, 7/25/37 (144A)                               --
    188,476(b)         Bayview Opportunity Master Fund IVb Trust, Series 2017-RT2, Class A, 3.5%, 8/28/57 (144A)             186,817
    320,976(c)         Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1, 3.046% (1 Month USD LIBOR +
                       54 bps), 8/25/35                                                                                      318,647
    180,000(c)         Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 4.106% (1 Month USD LIBOR + 160 bps),
                       4/25/28 (144A)                                                                                        180,000
    190,000(c)         Bellemeade Re, Ltd., Series 2018-2A, Class M1B, 3.856% (1 Month USD LIBOR + 135 bps),
                       8/25/28 (144A)                                                                                        189,101
    180,000(c)         Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 4.356% (1 Month USD LIBOR + 185 bps),
                       10/25/27 (144A)                                                                                       179,714
    250,000            Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615%, 2/15/51                                   250,655
    125,000            Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944%, 7/15/51                                   127,442
    250,000            Benchmark Mortgage Trust, Series 2018-B8, Class A4, 3.963%, 1/15/52                                   254,354
    100,000            CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class A, 3.357%, 4/10/29 (144A)                   100,023
    120,000            CD Mortgage Trust, Series 2018-CD7, Class A3, 4.013%, 8/15/51                                         122,845
    140,000            CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.597%, 1/10/48                            139,639
     10,417(b)         CHL Mortgage Pass-Through Trust, Series 2003-56, Class 4A2, 4.542%, 12/25/33                           10,632
    327,145(b)         CIM Trust, Series 2018-J1, Class A10, 3.5%, 3/25/48 (144A)                                            323,451
    250,000(b)         Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class B, 4.805%, 3/10/47                       260,789
    250,000(b)         Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class B, 4.345%, 10/10/47                      255,655
    150,000            Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5, 3.137%, 2/10/48                      147,435
    125,000(b)         Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class B, 4.569%, 9/10/58                       128,330
    250,000            Citigroup Commercial Mortgage Trust, Series 2016-P5, Class D, 3.0%, 10/10/49 (144A)                   202,299
    396,328(b)         Citigroup Mortgage Loan Trust, Series 2018-RP2, Class A1, 3.5%, 2/25/58 (144A)                        397,358
    349,280(b)         Citigroup Mortgage Loan Trust, Inc., Series 2018-RP1, Class A1, 3.0%, 9/25/64 (144A)                  346,366
     74,078            Colony American Finance, Ltd., Series 2015-1, Class A, 2.896%, 10/15/47 (144A)                         73,623
    150,205(b)         COLT Mortgage Loan Trust, Series 2018-3, Class A1, 3.692%, 10/26/48 (144A)                            150,045
     25,000            COMM Mortgage Trust, Series 2012-CR2, Class AM, 3.791%, 8/15/45                                        25,439
    250,000            COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.251%, 10/15/45                                      246,168
    200,000(b)         COMM Mortgage Trust, Series 2013-CR11, Class C, 5.166%, 8/10/50 (144A)                                204,832
     50,000            COMM Mortgage Trust, Series 2013-LC6, Class A4, 2.941%, 1/10/46                                        49,483
    150,000(b)         COMM Mortgage Trust, Series 2014-CR16, Class C, 4.901%, 4/10/47                                       153,003
    233,783(b)         COMM Mortgage Trust, Series 2014-CR20, Class C, 4.502%, 11/10/47                                      231,497
      7,798(c)         COMM Mortgage Trust, Series 2014-FL5, Class B, 3.693% (1 Month USD LIBOR + 215 bps),
                       10/15/31 (144A)                                                                                         7,781
    250,000            COMM Mortgage Trust, Series 2014-UBS3, Class A3, 3.546%, 6/10/47                                      252,021
    150,000            COMM Mortgage Trust, Series 2014-UBS4, Class A4, 3.42%, 8/10/47                                       150,192
    200,000(b)         COMM Mortgage Trust, Series 2015-CR23, Class CMD, 3.685%, 5/10/48 (144A)                              197,568
    100,000(b)         COMM Mortgage Trust, Series 2015-CR25, Class B, 4.544%, 8/10/48                                       102,906
    175,000(b)         COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48                                        174,912
    241,826            Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A3, 2.822%, 10/15/45            238,036
    193,423            Commercial Mortgage Pass Through Certificates, Series 2016-CR28, Class AHR, 3.651%, 2/10/49           194,095
    300,000(b)         CSAIL Commercial Mortgage Trust, Series 2016-C5, Class C, 4.537%, 11/15/48                            301,295
    100,000            CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5, 3.09%, 1/15/49                              96,682
    117,355(b)         CSMC Trust, Series 2013-IVR3, Class A1, 2.5%, 5/25/43 (144A)                                          110,667
    234,709(b)         CSMC Trust, Series 2013-IVR3, Class A2, 3.0%, 5/25/43 (144A)                                          225,288
    256,722(b)         CSMC Trust, Series 2013-IVR3, Class B4, 3.452%, 5/25/43 (144A)                                        243,094

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
    292,473(b)         CSMC Trust, Series 2013-TH1, Class A1, 2.13%, 2/25/43 (144A)                                     $    272,693
    315,600(b)         CSMC Trust, Series 2017-HL2, Class A1, 3.5%, 10/25/47 (144A)                                          309,591
    283,811(b)         CSMC Trust, Series 2017-HL2, Class A3, 3.5%, 10/25/47 (144A)                                          279,902
    573,927(b)         CSMC Trust, Series 2018-J1, Class A11, 3.5%, 2/25/48 (144A)                                           553,849
    250,000            DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 8/10/49                                        238,541
    198,479(b)         Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.577%, 10/25/47 (144A)               195,949
    147,455(b)         Deephaven Residential Mortgage Trust, Series 2018-1A, Class A1, 2.976%, 12/25/57 (144A)               146,044
    190,000(c)         Eagle Re, Ltd., Series 2018-1, Class M1, 3.98% (1 Month USD LIBOR + 170 bps),
                       11/25/28 (144A)                                                                                       189,737
    177,131(b)         EverBank Mortgage Loan Trust, Series 2013-2, Class A, 3.0%, 6/25/43 (144A)                            170,831
     92,912(c)         Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M1, 3.106% (1 Month
                       USD LIBOR + 60 bps), 7/25/30                                                                           92,582
    326,643(c)         Fannie Mae Connecticut Avenue Securities, Series 2018-C05, Class 1M1, 3.226% (1 Month
                       USD LIBOR + 72 bps), 1/25/31                                                                          325,869
     33,494            Federal Home Loan Mortgage Corp. REMICS, Series 2944, Class OH, 5.5%, 3/15/35                          36,622
    172,833            Federal Home Loan Mortgage Corp. Whole Loan Securities Trust, Series 2017-SC02,
                       Class 2A1, 3.5%, 5/25/47                                                                              172,487
      5,889            Federal National Mortgage Association REMICS, Series 2009-36, Class HX, 4.5%, 6/25/29                   6,046
    550,000            Federal National Mortgage Association REMICS, Series 2013-61, Class BY, 3.0%, 6/25/43                 515,250
    419,567(b)         Flagstar Mortgage Trust, Series 2018-1, Class A3, 3.5%, 3/25/48 (144A)                                410,908
    177,884(b)         Flagstar Mortgage Trust, Series 2018-2, Class A14, 3.5%, 4/25/48 (144A)                               169,655
    271,455(b)         Flagstar Mortgage Trust, Series 2018-2, Class B1, 4.076%, 4/25/48 (144A)                              275,396
    327,628(b)         Flagstar Mortgage Trust, Series 2018-3INV, Class A3, 4.0%, 5/25/48 (144A)                             328,059
    148,574(b)         Flagstar Mortgage Trust, Series 2018-3INV, Class B1, 4.518%, 5/25/48 (144A)                           154,555
    230,223(b)         Flagstar Mortgage Trust, Series 2018-5, Class A7, 4.0%, 9/25/48 (144A)                                230,951
    300,000(c)         Freddie Mac Stacr Trust, Series 2018-HQA2, Class M1, 3.256% (1 Month USD LIBOR +
                       75 bps), 10/25/48 (144A)                                                                              299,287
    158,886(c)         Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-HQA1, Class M1,
                       3.206% (1 Month USD LIBOR + 70 bps), 9/25/30                                                          158,513
    114,857(b)         Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-SPI3, Class M1,
                       4.167%, 8/25/48 (144A)                                                                                115,147
    200,000(b)         FREMF Mortgage Trust, Series 2012-K710, Class B, 3.817%, 6/25/47 (144A)                               199,856
     53,849(c)         FREMF Mortgage Trust, Series 2014-KF05, Class B, 6.347% (1 Month USD LIBOR +
                       400 bps), 9/25/22 (144A)                                                                               55,761
     50,100(c)         FREMF Mortgage Trust, Series 2014-KS02, Class B, 7.347% (1 Month USD LIBOR +
                       500 bps), 8/25/23 (144A)                                                                               51,481
    125,000(b)         FREMF Mortgage Trust, Series 2015-K51, Class B, 3.953%, 10/25/48 (144A)                               123,797
    199,581(b)         FRESB Mortgage Trust, Series 2018-SB52, Class A7F, 3.39%, 6/25/25                                     202,595
    100,000(b)         GAHR Commercial Mortgage Trust, Series 2015-NRF, Class CFX, 3.382%, 12/15/34 (144A)                    99,135
     30,160            Government National Mortgage Association, Series 2005-61, Class UZ, 5.25%, 8/16/35                     31,751
     15,044            Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41                     15,002
  1,456,036(b)(e)      Government National Mortgage Association, Series 2017-21, Class IO, 0.795%, 10/16/58                  107,620
    218,962            Government National Mortgage Association, Series 2018-20, Class A, 2.5%, 9/16/49                      214,712
     25,000            GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.682%, 2/10/46 (144A)                     24,884
    200,000(b)         GS Mortgage Securities Trust, Series 2013-GC12, Class C, 4.179%, 6/10/46                              195,624
    200,000            GS Mortgage Securities Trust, Series 2015-GC28, Class A5, 3.396%, 2/10/48                             198,878
     50,000(b)         Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.173%, 5/15/48 (144A)                            49,868
     80,165            JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A3,
                       4.171%, 8/15/46                                                                                        81,773

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
    200,000(b)         JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class B,
                       3.977%, 10/15/45 (144A)                                                                          $    200,713
    450,000            JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A5,
                       2.84%, 12/15/47                                                                                       442,168
    250,000            JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX,
                       4.248%, 7/5/33 (144A)                                                                                 259,559
     95,940(b)         JP Morgan Mortgage Trust, Series 2013-1, Class 2A3, 3.0%, 3/25/43 (144A)                               94,356
    343,505(b)         JP Morgan Mortgage Trust, Series 2016-3, Class 2A1, 3.0%, 10/25/46 (144A)                             338,080
    254,825(b)         JP Morgan Mortgage Trust, Series 2016-4, Class A13, 3.5%, 10/25/46 (144A)                             250,595
    287,454(b)         JP Morgan Mortgage Trust, Series 2016-5, Class AM, 2.649%, 12/25/46 (144A)                            283,666
    538,330(b)         JP Morgan Mortgage Trust, Series 2017-1, Class A3, 3.5%, 1/25/47 (144A)                               531,131
    320,000(b)         JP Morgan Mortgage Trust, Series 2017-1, Class A6, 3.5%, 1/25/47 (144A)                               312,838
    434,698(b)         JP Morgan Mortgage Trust, Series 2017-2, Class A6, 3.0%, 5/25/47 (144A)                               422,878
    185,100(b)         JP Morgan Mortgage Trust, Series 2017-3, Class 1A13, 3.5%, 8/25/47 (144A)                             181,984
    295,884(b)         JP Morgan Mortgage Trust, Series 2017-3, Class 1A5, 3.5%, 8/25/47 (144A)                              292,105
    340,358(b)         JP Morgan Mortgage Trust, Series 2017-3, Class 2A2, 2.5%, 8/25/47 (144A)                              327,421
    386,554(b)         JP Morgan Mortgage Trust, Series 2017-4, Class A5, 3.5%, 11/25/48 (144A)                              381,617
    520,831(b)         JP Morgan Mortgage Trust, Series 2017-4, Class A6, 3.0%, 11/25/48 (144A)                              514,377
    282,061(b)         JP Morgan Mortgage Trust, Series 2017-5, Class A1A, 3.0%, 10/26/48 (144A)                             280,406
    210,000(b)         JP Morgan Mortgage Trust, Series 2017-5, Class A1B, 3.598%, 10/26/48 (144A)                           208,365
    149,091(b)         JP Morgan Mortgage Trust, Series 2017-5, Class B1, 3.176%, 10/26/48 (144A)                            146,453
    508,023(b)         JP Morgan Mortgage Trust, Series 2017-6, Class A5, 3.5%, 12/25/48 (144A)                              501,229
    333,403(b)         JP Morgan Mortgage Trust, Series 2017-6, Class B1, 3.849%, 12/25/48 (144A)                            329,649
    463,685(b)         JP Morgan Mortgage Trust, Series 2018-3, Class A5, 3.5%, 9/25/48 (144A)                               457,473
    132,981(b)         JP Morgan Mortgage Trust, Series 2018-3, Class B1, 3.782%, 9/25/48 (144A)                             129,141
    475,000(b)         JP Morgan Mortgage Trust, Series 2018-4, Class A17, 3.5%, 10/25/48 (144A)                             464,387
    197,393(b)         JP Morgan Mortgage Trust, Series 2018-4, Class B2, 3.797%, 10/25/48 (144A)                            187,675
    417,093(b)         JP Morgan Mortgage Trust, Series 2018-6, Class 2A2, 3.0%, 12/25/48 (144A)                             410,006
    123,045(b)         JP Morgan Trust, Series 2015-3, Class A6, 3.0%, 5/25/45 (144A)                                        121,475
    150,000(b)         JPMDB Commercial Mortgage Securities Trust, Series 2016-C2, Class B, 3.99%, 6/15/49                   147,403
    200,000            JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class A3, 3.141%, 12/15/49                193,670
    100,000(b)         JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class D, 3.093%, 12/15/49 (144A)           81,332
    250,000            JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class A4, 4.211%, 6/15/51                 259,646
  1,600,000(b)(e)      JPMDB Commercial Mortgage Securities Trust, Series 2018-C8, Class XB, 0.113%, 6/15/51                  18,359
    115,453(c)         La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA, Class A, 4.25% (Panamanian
                       Mortgage Reference Rate + 125 bps), 12/23/36 (144A)                                                   114,876
     34,048(c)         La Hipotecaria Panamanian Mortgage Trust, Series 2010-1GA, Class A, 2.5% (Panamanian
                       Mortgage Reference Rate + 300 bps), 9/8/39 (144A)                                                      32,942
    100,000(b)         LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.128%, 4/20/48 (144A)                       97,597
    118,099(c)         LSTAR Securities Investment, Ltd., Series 2018-1, Class A, 3.849% (1 Month USD LIBOR
                       + 200 bps), 4/1/21 (144A)                                                                             117,976
    282,722(b)         Mello Mortgage Capital Acceptance, Series 2018-MTG1, Class A1, 3.5%, 5/25/48 (144A)                   279,161
    199,462(b)         Mill City Mortgage Loan Trust, Series 2017-3, Class M2, 3.25%, 1/25/61 (144A)                         188,732
    133,384            Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4,
                       2.858%, 11/15/45                                                                                      131,480
    250,000            Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.418%, 7/11/40 (144A)                       261,969
    218,805(c)         New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 3.256% (1 Month USD
                       LIBOR + 75 bps), 1/25/48 (144A)                                                                       217,654
    146,527(b)         New Residential Mortgage Loan Trust, Series 2018-5A, Class A1, 4.75%, 12/25/57 (144A)                 150,152

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
    228,098(b)         NRP Mortgage Trust, Series 2013-1, Class B2, 3.315%, 7/25/43 (144A)                              $    224,090
    419,555(b)         PMT Loan Trust, Series 2013-J1, Class A1, 3.5%, 9/25/43 (144A)                                        413,358
    303,293(b)         PMT Loan Trust, Series 2013-J1, Class A11, 3.5%, 9/25/43 (144A)                                       300,068
    548,918(b)         PSMC Trust, Series 2018-1, Class A3, 3.5%, 2/25/48 (144A)                                             541,906
    190,000(c)         Radnor Re, Ltd., Series 2018-1, Class M1, 3.906% (1 Month USD LIBOR + 140 bps),
                       3/25/28 (144A)                                                                                        189,595
    187,195            Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.5%, 11/25/57                          185,001
    370,203            Seasoned Credit Risk Transfer Trust, Series 2018-4, Class MT, 3.5%, 11/25/57                          365,864
     57,408(b)         Sequoia Mortgage Trust, Series 2012-6, Class A2, 1.808%, 12/25/42                                      53,659
    601,422(b)         Sequoia Mortgage Trust, Series 2013-2, Class A, 1.874%, 2/25/43                                       537,606
    214,166(b)         Sequoia Mortgage Trust, Series 2013-4, Class A1, 2.325%, 4/25/43                                      198,898
    428,332(b)         Sequoia Mortgage Trust, Series 2013-4, Class A2, 2.5%, 4/25/43                                        405,209
    396,254(b)         Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.0%, 5/25/43 (144A)                                 380,678
    411,815(b)         Sequoia Mortgage Trust, Series 2013-6, Class A1, 2.5%, 5/25/43                                        390,725
    430,413(b)         Sequoia Mortgage Trust, Series 2013-6, Class A2, 3.0%, 5/25/43                                        414,256
     95,011(b)         Sequoia Mortgage Trust, Series 2013-7, Class A1, 2.5%, 6/25/43                                         88,490
    372,341(b)         Sequoia Mortgage Trust, Series 2013-7, Class A2, 3.0%, 6/25/43                                        357,886
    378,618(b)         Sequoia Mortgage Trust, Series 2013-10, Class A1, 3.5%, 8/25/43 (144A)                                373,989
    420,273(b)         Sequoia Mortgage Trust, Series 2013-11, Class A1, 3.5%, 9/25/43 (144A)                                415,595
     64,402(b)         Sequoia Mortgage Trust, Series 2015-1, Class A2, 3.0%, 1/25/45 (144A)                                  62,091
    529,791(b)         Sequoia Mortgage Trust, Series 2015-1, Class A6, 2.5%, 1/25/45 (144A)                                 514,646
    603,720(b)         Sequoia Mortgage Trust, Series 2015-3, Class A4, 3.5%, 7/25/45 (144A)                                 601,432
    237,238(b)         Sequoia Mortgage Trust, Series 2017-3, Class A1, 3.5%, 4/25/47 (144A)                                 232,484
    199,383(b)         Sequoia Mortgage Trust, Series 2017-4, Class A4, 3.5%, 7/25/47 (144A)                                 197,434
    288,520(b)         Sequoia Mortgage Trust, Series 2017-5, Class A1, 3.5%, 8/25/47 (144A)                                 283,549
    282,665(b)         Sequoia Mortgage Trust, Series 2017-7, Class A1, 3.5%, 10/25/47 (144A)                                277,177
     95,193(b)         Sequoia Mortgage Trust, Series 2017-CH2, Class A1, 4.0%, 12/25/47 (144A)                               96,208
    405,981(b)         Sequoia Mortgage Trust, Series 2018-3, Class A4, 3.5%, 3/25/48 (144A)                                 402,184
    407,119(b)         Sequoia Mortgage Trust, Series 2018-6, Class A22, 4.0%, 7/25/48 (144A)                                413,962
    342,160(b)         Sequoia Mortgage Trust, Series 2018-8, Class A4, 4.0%, 11/25/48 (144A)                                343,521
    459,799(b)         Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.0%, 2/25/48 (144A)                               464,146
    371,048(b)         Sequoia Mortgage Trust, Series 2018-CH3, Class A1, 4.5%, 8/25/48 (144A)                               377,773
    218,849(b)         Shellpoint Co-Originator Trust, Series 2017-1, Class A1, 3.5%, 4/25/47 (144A)                         215,133
    442,607(b)         Shellpoint Co-Originator Trust, Series 2017-2, Class A1, 3.5%, 10/25/47 (144A)                        432,189
    170,000(c)         STACR Trust, Series 2018-DNA3, Class M1, 3.256% (1 Month USD LIBOR + 75 bps),
                       9/25/48 (144A)                                                                                        169,672
    220,000(c)         STACR Trust, Series 2018-HRP2, Class M3, 4.906% (1 Month USD LIBOR + 240 bps),
                       2/25/47 (144A)                                                                                        218,736
    200,000(c)         Starwood Waypoint Homes Trust, Series 2017-1, Class B, 3.625% (1 Month USD LIBOR +
                       117 bps), 1/17/35 (144A)                                                                              198,410
    265,000(b)         Towd Point Mortgage Trust, Series 2015-6, Class M1, 3.75%, 4/25/55 (144A)                             264,438
    430,000(b)         Towd Point Mortgage Trust, Series 2017-2, Class A2, 3.25%, 4/25/57 (144A)                             418,099
    360,000(b)         Towd Point Mortgage Trust, Series 2017-3, Class A2, 3.0%, 7/25/57 (144A)                              341,523
    249,200(b)         Towd Point Mortgage Trust, Series 2017-5, Class XA, 3.5%, 2/25/57 (144A)                              245,897
    150,000            Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class ASB, 3.477%, 8/15/50                   150,890
    260,000            Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.617%, 9/15/57                    261,432
    250,000            Wells Fargo Commercial Mortgage Trust, Series 2016-C32, Class A3, 3.294%, 1/15/59                     246,458
    200,000            Wells Fargo Commercial Mortgage Trust, Series 2016-LC24, Class A3, 2.684%, 10/15/49                   187,894
    100,000(b)         WFRBS Commercial Mortgage Trust, Series 2013-C12, Class D, 4.419%, 3/15/48 (144A)                      91,626

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
    150,000            WFRBS Commercial Mortgage Trust, Series 2013-C16, Class A4, 4.136%, 9/15/46                      $    155,309
    173,566(b)         WinWater Mortgage Loan Trust, Series 2016-1, Class 1A5, 3.5%, 1/20/46 (144A)                          171,107
                                                                                                                        ------------
                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                       (Cost $41,014,652)                                                                               $ 40,477,457
                                                                                                                        ------------
                       CORPORATE BONDS -- 30.8% of Net Assets
                       Aerospace/Defense -- 0.5%
    168,000            Embraer Netherlands Finance BV, 5.4%, 2/1/27                                                     $    173,462
    470,000            Rockwell Collins, Inc., 3.2%, 3/15/24                                                                 452,615
    270,000            United Technologies Corp., 4.125%, 11/16/28                                                           267,489
                                                                                                                        ------------
                       Total Aerospace/Defense                                                                          $    893,566
                                                                                                                        ------------
                       Agriculture -- 0.8%
    350,000            Altria Group, Inc., 2.625%, 1/14/20                                                              $    346,798
    435,000            Philip Morris International, Inc., 3.25%, 11/10/24                                                    424,527
    570,000            Reynolds American, Inc., 4.45%, 6/12/25                                                               549,614
                                                                                                                        ------------
                       Total Agriculture                                                                                $  1,320,939
                                                                                                                        ------------
                       Airlines -- 0.2%
    265,000            Air Canada 2017-1 Class AA Pass Through Trust, 3.3%, 1/15/30 (144A)                              $    252,888
     85,000            Delta Air Lines, Inc., 2.875%, 3/13/20                                                                 84,435
                                                                                                                        ------------
                       Total Airlines                                                                                   $    337,323
                                                                                                                        ------------
                       Auto Manufacturers -- 1.1%
    440,000            General Motors Financial Co., Inc., 4.0%, 1/15/25                                                $    411,584
    400,000            Hyundai Capital Services, Inc., 3.0%, 8/29/22 (144A)                                                  387,024
    125,000            Nissan Motor Acceptance Corp., 2.15%, 7/13/20 (144A)                                                  122,001
    255,000            Nissan Motor Acceptance Corp., 3.15%, 3/15/21 (144A)                                                  251,394
    350,000            Toyota Motor Credit Corp., 2.125%, 7/18/19                                                            348,117
    400,000            Volkswagen Group of America Finance LLC, 4.0%, 11/12/21 (144A)                                        399,752
                                                                                                                        ------------
                       Total Auto Manufacturers                                                                         $  1,919,872
                                                                                                                        ------------
                       Banks -- 4.9%
    345,000(c)         Bank of New York Mellon Corp., 3.57% (3 Month USD LIBOR + 105 bps), 10/30/23                     $    345,608
    250,000(a)(b)      Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                                                  240,480
     75,000            BBVA Bancomer SA, 6.5%, 3/10/21 (144A)                                                                 77,812
    450,000(a)(b)      BNP Paribas SA, 7.625% (5 Year USD Swap Rate + 631 bps) (144A)                                        458,438
    250,000            BPCE SA, 2.25%, 1/27/20                                                                               246,714
    200,000            BPCE SA, 4.875%, 4/1/26 (144A)                                                                        197,024
    745,000(c)         Canadian Imperial Bank of Commerce, 2.874% (3 Month USD LIBOR + 32 bps), 2/2/21                       737,367
     90,000            Cooperatieve Rabobank UA, 3.875%, 2/8/22                                                               90,994
    250,000            Cooperatieve Rabobank UA, 3.95%, 11/9/22                                                              249,184
    400,000(a)(b)      Credit Suisse Group AG, 7.125% (5 Year USD Swap Rate + 511 bps)                                       395,000
    250,000            Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 9/15/22                                             248,176
    430,000(b)         DBS Group Holdings, Ltd., 4.52% (5 Year USD 1100 Run ICE Swap Rate + 159 bps),
                       12/11/28 (144A)                                                                                       439,353
    286,000(b)         Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR + 120 bps), 9/29/25                              268,089
    215,000(b)         Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29                               206,913
    150,000            HSBC Bank Plc, 7.65%, 5/1/25                                                                          172,882
    400,000(a)(b)      ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                                                   370,600
    300,000            KeyCorp, 5.1%, 3/24/21                                                                                311,145
    400,000            Lloyds Banking Group Plc, 4.65%, 3/24/26                                                              376,076

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       Banks -- (continued)
    325,000            Morgan Stanley, 4.1%, 5/22/23                                                                    $    325,469
    200,000            Nordea Bank Abp, 4.25%, 9/21/22 (144A)                                                                201,023
    300,000            Nordea Bank Abp, 4.875%, 5/13/21 (144A)                                                               305,127
    435,000(a)(b)      Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)                             450,225
    400,000(a)(b)      Societe Generale SA, 7.375% (5 Year USD Swap Rate + 624 bps) (144A)                                   389,500
    425,000            SunTrust Bank, 2.45%, 8/1/22                                                                          409,726
    495,000(b)         SunTrust Bank, 2.59% (3 Month USD LIBOR + 30 bps), 1/29/21                                            490,180
    250,000            UBS AG, 7.625%, 8/17/22                                                                               266,250
    200,000(a)(b)      UBS Group Funding Switzerland AG, 7.125% (5 Year USD Swap Rate + 588 bps)                             202,826
                                                                                                                        ------------
                       Total Banks                                                                                      $  8,472,181
                                                                                                                        ------------
                       Beverages -- 0.6%
    260,000(c)         Anheuser-Busch InBev Finance, Inc., 3.819% (3 Month USD LIBOR + 126 bps), 2/1/21                 $    261,423
    240,000            Bacardi, Ltd., 5.3%, 5/15/48 (144A)                                                                   216,664
    150,000            Pernod Ricard SA, 4.25%, 7/15/22 (144A)                                                               152,165
    332,000            Pernod Ricard SA, 4.45%, 1/15/22 (144A)                                                               338,625
                                                                                                                        ------------
                       Total Beverages                                                                                  $    968,877
                                                                                                                        ------------
                       Biotechnology -- 0.6%
    142,000            Baxalta, Inc., 3.6%, 6/23/22                                                                     $    140,923
    200,000            Biogen, Inc., 3.625%, 9/15/22                                                                         200,524
    405,000            Biogen, Inc., 5.2%, 9/15/45                                                                           418,171
    344,000            Celgene Corp., 4.55%, 2/20/48                                                                         298,109
                                                                                                                        ------------
                       Total Biotechnology                                                                              $  1,057,727
                                                                                                                        ------------
                       Building Materials -- 0.8%
    179,000            American Woodmark Corp., 4.875%, 3/15/26 (144A)                                                  $    158,415
    400,000            CRH America, Inc., 3.875%, 5/18/25 (144A)                                                             384,443
    270,000            Fortune Brands Home & Security, Inc., 3.0%, 6/15/20                                                   267,774
    110,000            Fortune Brands Home & Security, Inc., 4.0%, 9/21/23                                                   108,834
    210,000            Owens Corning, 3.4%, 8/15/26                                                                          191,770
    175,000            Owens Corning, 4.2%, 12/1/24                                                                          173,608
    160,000            Standard Industries, Inc., 5.5%, 2/15/23 (144A)                                                       156,800
                                                                                                                        ------------
                       Total Building Materials                                                                         $  1,441,644
                                                                                                                        ------------
                       Chemicals -- 0.6%
     45,000            CF Industries, Inc., 4.95%, 6/1/43                                                               $     34,875
    180,000            CF Industries, Inc., 5.375%, 3/15/44                                                                  145,800
    220,000            Chemours Co., 7.0%, 5/15/25                                                                           221,650
    430,000            DowDuPont, Inc., 4.205%, 11/15/23                                                                     439,524
    180,000            NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                                           162,450
                                                                                                                        ------------
                       Total Chemicals                                                                                  $  1,004,299
                                                                                                                        ------------
                       Commercial Services -- 0.4%
    200,000            ERAC USA Finance LLC, 3.3%, 12/1/26 (144A)                                                       $    187,977
    175,000            ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                                                            164,636
     80,000            Moody's Corp., 3.25%, 6/7/21                                                                           79,691
     50,000            President & Fellows of Harvard College, 2.3%, 10/1/23                                                  48,724
    222,000            Verisk Analytics, Inc., 5.5%, 6/15/45                                                                 224,718
                                                                                                                        ------------
                       Total Commercial Services                                                                        $    705,746
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       Diversified Financial Services -- 1.0%
    260,000(c)         AIG Global Funding, 3.277% (3 Month USD LIBOR + 48 bps), 7/2/20 (144A)                           $    259,842
    400,000            Capital One Financial Corp., 3.75%, 4/24/24                                                           390,123
    180,000            Capital One Financial Corp., 4.25%, 4/30/25                                                           178,666
    100,000            GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                                                  98,389
    225,000            TD Ameritrade Holding Corp., 3.3%, 4/1/27                                                             215,203
    450,000            USAA Capital Corp., 2.45%, 8/1/20 (144A)                                                              445,677
    165,000            Visa, Inc., 2.2%, 12/14/20                                                                            163,208
                                                                                                                        ------------
                       Total Diversified Financial Services                                                             $  1,751,108
                                                                                                                        ------------
                       Electric -- 2.3%
    105,000            Calpine Corp., 5.25%, 6/1/26 (144A)                                                              $     95,812
    250,000            Calpine Corp., 5.75%, 1/15/25                                                                         228,750
    300,000            Consolidated Edison Co. of New York, Inc., 4.625%, 12/1/54                                            293,324
    235,000            Dominion Energy, Inc., 2.579%, 7/1/20                                                                 231,323
     30,000            Edison International, 2.4%, 9/15/22                                                                    28,289
    200,000(a)(b)      Electricite de France SA, 5.25% (USD Swap Rate + 371 bps) (144A)                                      189,000
    225,000            Exelon Corp., 2.85%, 6/15/20                                                                          223,217
    135,000            Iberdrola International BV, 6.75%, 7/15/36                                                            160,178
    200,000            Indiana Michigan Power Co., 4.55%, 3/15/46                                                            201,476
    200,000            Israel Electric Corp., Ltd., 4.25%, 8/14/28 (144A)                                                    189,984
     34,437            Kiowa Power Partners LLC, 5.737%, 3/30/21 (144A)                                                       35,043
    298,000            NextEra Energy Capital Holdings, Inc., 2.3%, 4/1/19                                                   297,317
    430,000            NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                                                  410,326
     83,000            NRG Energy, Inc., 5.75%, 1/15/28                                                                       79,680
      7,348            OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                                                          7,269
    430,000            PPL Capital Funding, Inc, 3.1%, 5/15/26                                                               403,043
     50,000            San Diego Gas & Electric Co., 1.914%, 2/1/22                                                           49,061
    335,000            Sempra Energy, 3.4%, 2/1/28                                                                           306,089
    137,500            Southern California Edison Co., 1.845%, 2/1/22                                                        133,734
    149,000(a)(b)      Southern California Edison Co., 6.25% (3 Month USD LIBOR + 420 bps)                                   141,922
    335,000            Southwestern Electric Power Co., 3.9%, 4/1/45                                                         301,621
                                                                                                                        ------------
                       Total Electric                                                                                   $  4,006,458
                                                                                                                        ------------
                       Electronics -- 0.4%
    300,000            Amphenol Corp., 3.125%, 9/15/21                                                                  $    297,311
    102,000            Amphenol Corp., 3.2%, 4/1/24                                                                           98,903
    250,000            Flex, Ltd., 4.75%, 6/15/25                                                                            244,907
                                                                                                                        ------------
                       Total Electronics                                                                                $    641,121
                                                                                                                        ------------
                       Energy-Alternate Sources -- 0.0%+
     59,464            Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                                     $     64,549
                                                                                                                        ------------
                       Total Energy-Alternate Sources                                                                   $     64,549
                                                                                                                        ------------
                       Environmental Control -- 0.1%
    175,000            Republic Services, Inc., 2.9%, 7/1/26                                                            $    165,066
                                                                                                                        ------------
                       Total Environmental Control                                                                      $    165,066
                                                                                                                        ------------
                       Food -- 0.7%
    430,000            Conagra Brands, Inc., 3.8%, 10/22/21                                                             $    430,152
    200,000            Mondelez International Holdings Netherlands BV, 2.0%, 10/28/21 (144A)                                 191,627
    100,000            Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                                          95,571

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       Food -- (continued)
    265,000            Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                                                     $    261,412
    120,000(c)         Tyson Foods, Inc., 3.096% (3 Month USD LIBOR + 45 bps), 8/21/20                                       118,446
    105,000(c)         Tyson Foods, Inc., 3.288% (3 Month USD LIBOR + 55 bps), 6/2/20                                        104,426
                                                                                                                       -------------
                       Total Food                                                                                       $  1,201,634
                                                                                                                       -------------
                       Forest Products & Paper -- 0.1%
    120,000            International Paper Co., 6.0%, 11/15/41                                                          $    126,411
                                                                                                                        ------------
                       Total Forest Products & Paper                                                                    $    126,411
                                                                                                                        ------------
                       Gas -- 0.2%
    110,000            Boston Gas Co., 3.15%, 8/1/27 (144A)                                                             $    104,935
    201,037            Nakilat, Inc., 6.267%, 12/31/33 (144A)                                                                220,176
                                                                                                                        ------------
                       Total Gas                                                                                        $    325,111
                                                                                                                        ------------
                       Healthcare-Products -- 0.8%
    141,000            Abbott Laboratories, 3.75%, 11/30/26                                                             $    139,251
    165,000(c)         Becton Dickinson & Co., 3.678% (3 Month USD LIBOR + 88 bps), 12/29/20                                 163,342
    360,000            Boston Scientific Corp., 4.0%, 3/1/28                                                                 349,427
    350,000            Medtronic, Inc., 3.15%, 3/15/22                                                                       349,034
    380,000            Thermo Fisher Scientific, Inc., 3.0%, 4/15/23                                                         369,698
                                                                                                                        ------------
                       Total Healthcare-Products                                                                        $  1,370,752
                                                                                                                        ------------
                       Healthcare-Services -- 0.4%
    239,000            Anthem, Inc., 3.35%, 12/1/24                                                                     $    232,833
    164,000            Anthem, Inc., 3.65%, 12/1/27                                                                          156,690
     41,000            Anthem, Inc., 4.101%, 3/1/28                                                                           40,185
    215,000            Cigna Corp., 4.375%, 10/15/28 (144A)                                                                  216,200
    130,000            Humana, Inc., 3.95%, 3/15/27                                                                          127,008
                                                                                                                        ------------
                       Total Healthcare-Services                                                                        $    772,916
                                                                                                                        ------------
                       Home Builders -- 0.3%
    195,000            Lennar Corp., 4.75%, 4/1/21                                                                      $    193,294
    165,000            Meritage Homes Corp., 6.0%, 6/1/25                                                                    155,512
    188,000            TRI Pointe Group, Inc., 5.25%, 6/1/27                                                                 146,584
                                                                                                                        ------------
                       Total Home Builders                                                                              $    495,390
                                                                                                                        ------------
                       Household Products/Wares -- 0.3%
    295,000            Church & Dwight Co., Inc., 2.45%, 8/1/22                                                         $    285,106
    180,000            Church & Dwight Co., Inc., 3.15%, 8/1/27                                                              169,315
                                                                                                                        ------------
                       Total Household Products/Wares                                                                   $    454,421
                                                                                                                        ------------
                       Insurance -- 2.1%
    310,000            Aflac, Inc., 3.625%, 11/15/24                                                                    $    309,759
     90,000            AXA SA, 8.6%, 12/15/30                                                                                111,338
    300,000            CNA Financial Corp., 4.5%, 3/1/26                                                                     302,451
     75,000            Delphi Financial Group, Inc., 7.875%, 1/31/20                                                          78,500
    340,000(b)         Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)                      300,547
    175,000            Great-West Lifeco Finance 2018 LP, 4.581%, 5/17/48 (144A)                                             175,995
    445,000            Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)                                                 600,617
    500,000            MassMutual Global Funding II, 2.75%, 6/22/24 (144A)                                                   479,211
    200,000            MassMutual Global Funding II, 2.95%, 1/11/25 (144A)                                                   192,062
     75,000            Principal Life Global Funding II, 1.5%, 4/18/19 (144A)                                                 74,657

   The accompanying notes are an integral part of these financial statements.

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Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       Insurance -- (continued)
    355,000            Protective Life Corp., 4.3%, 9/30/28 (144A)                                                      $    351,894
    145,000            Protective Life Corp., 7.375%, 10/15/19                                                               149,053
    150,000            Protective Life Global Funding, 2.615%, 8/22/22 (144A)                                                145,800
     26,000            Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)                            33,806
    315,000            Torchmark Corp., 4.55%, 9/15/28                                                                       320,054
                                                                                                                        ------------
                       Total Insurance                                                                                  $  3,625,744
                                                                                                                        ------------
                       Internet -- 0.8%
    400,000            Alibaba Group Holding, Ltd., 3.4%, 12/6/27                                                       $    369,863
    120,000            Amazon.com, Inc., 2.8%, 8/22/24                                                                       116,635
    260,000            Booking Holdings, Inc., 3.55%, 3/15/28                                                                244,928
     50,000            Booking Holdings, Inc., 3.6%, 6/1/26                                                                   48,577
    300,000            Booking Holdings, Inc., 3.65%, 3/15/25                                                                292,145
    175,000            Expedia Group, Inc., 4.5%, 8/15/24                                                                    175,224
    185,000            Expedia Group, Inc., 5.0%, 2/15/26                                                                    186,877
                                                                                                                        ------------
                       Total Internet                                                                                   $  1,434,249
                                                                                                                        ------------
                       Iron & Steel -- 0.1%
    175,000            Commercial Metals Co., 5.75%, 4/15/26 (144A)                                                     $    162,312
                                                                                                                        ------------
                       Total Iron & Steel                                                                               $    162,312
                                                                                                                        ------------
                       Media -- 0.5%
    270,000            Comcast Corp., 4.15%, 10/15/28                                                                   $    274,167
    225,000            Comcast Corp., 4.25%, 10/15/30                                                                        227,544
    200,000            Sky, Ltd., 3.75%, 9/16/24 (144A)                                                                      199,267
    100,000            Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                                99,000
                                                                                                                        ------------
                       Total Media                                                                                      $    799,978
                                                                                                                        ------------
                       Mining -- 0.2%
    200,000            Anglo American Capital Plc, 4.75%, 4/10/27 (144A)                                                $    191,545
    200,000            Anglo American Capital Plc, 4.875%, 5/14/25 (144A)                                                    196,443
                                                                                                                        ------------
                       Total Mining                                                                                     $    387,988
                                                                                                                        ------------
                       Miscellaneous Manufacturers -- 0.2%
     40,000            Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                                                    $     38,900
    120,000            Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                                                       113,100
    250,000            General Electric Co., 5.3%, 2/11/21                                                                   250,310
                                                                                                                        ------------
                       Total Miscellaneous Manufacturers                                                                $    402,310
                                                                                                                        ------------
                       Oil & Gas -- 0.8%
    225,000            BP Capital Markets Plc, 3.062%, 3/17/22                                                          $    222,953
    200,000            CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                                                          202,753
    175,000            Continental Resources, Inc., 4.375%, 1/15/28                                                          164,633
     42,000            Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                                                          42,736
    145,000            Newfield Exploration Co., 5.625%, 7/1/24                                                              146,813
    200,000            Sinopec Group Overseas Development 2015, Ltd., 2.5%, 4/28/20 (144A)                                   197,542
    312,000            Valero Energy Corp., 6.625%, 6/15/37                                                                  341,839
                                                                                                                        ------------
                       Total Oil & Gas                                                                                  $  1,319,269
                                                                                                                        ------------
                       Pharmaceuticals -- 1.6%
    455,000            AbbVie, Inc., 4.875%, 11/14/48                                                                   $    424,513
    200,000            Bayer US Finance II LLC, 4.25%, 12/15/25 (144A)                                                       194,652
    444,000            Cardinal Health, Inc., 3.079%, 6/15/24                                                                416,942

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       Pharmaceuticals -- (continued)
    260,000            CVS Health Corp., 4.1%, 3/25/25                                                                  $    257,406
     30,450            CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                                                         30,985
     84,945            CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                                         89,305
     48,644            CVS Pass-Through Trust, 5.926%, 1/10/34 (144A)                                                         52,390
    140,898            CVS Pass-Through Trust, 6.036%, 12/10/28                                                              150,001
    114,704            CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)                                                        138,722
    200,000            Perrigo Finance Unlimited Co., 3.9%, 12/15/24                                                         185,076
    400,000            Perrigo Finance Unlimited Co., 4.375%, 3/15/26                                                        363,014
    110,000            Shire Acquisitions Investments Ireland, DAC, 3.2%, 9/23/26                                             99,541
    250,000            Takeda Pharmaceutical Co., Ltd., 4.0%, 11/26/21 (144A)                                                253,410
                                                                                                                        ------------
                       Total Pharmaceuticals                                                                            $  2,655,957
                                                                                                                        ------------
                       Pipelines -- 3.9%
    340,000            Andeavor Logistics LP/Tesoro Logistics Finance Corp., 4.25%, 12/1/27                             $    320,962
    205,000            Cheniere Energy Partners LP, 5.25%, 10/1/25                                                           191,163
     45,000            DCP Midstream Operating LP, 3.875%, 3/15/23                                                            42,187
    170,000            DCP Midstream Operating LP, 5.375%, 7/15/25                                                           166,175
    100,000            DCP Midstream Operating LP, 5.6%, 4/1/44                                                               86,500
    304,000            Enable Midstream Partners LP, 3.9%, 5/15/24                                                           291,608
    136,000            Enable Midstream Partners LP, 4.4%, 3/15/27                                                           126,989
    175,000            Enable Midstream Partners LP, 4.95%, 5/15/28                                                          165,659
    360,000            Enbridge, Inc., 3.7%, 7/15/27                                                                         340,972
     43,000            Energy Transfer LP, 5.5%, 6/1/27                                                                       41,925
    175,000            Energy Transfer Operating LP, 6.0%, 6/15/48                                                           170,417
    125,000            Energy Transfer Operating LP, 6.5%, 2/1/42                                                            124,753
    100,000            EnLink Midstream Partners LP, 5.45%, 6/1/47                                                            80,872
    121,000            Enterprise Products Operating LLC, 2.8%, 2/15/21                                                      119,730
    405,000            Enterprise Products Operating LLC, 4.15%, 10/16/28                                                    402,959
    513,000            Kinder Morgan, Inc., 5.05%, 2/15/46                                                                   468,439
    385,000            Kinder Morgan, Inc., 5.55%, 6/1/45                                                                    381,292
     42,000            MPLX LP, 4.0%, 3/15/28                                                                                 39,365
    175,000            MPLX LP, 4.125%, 3/1/27                                                                               166,620
    110,000            MPLX LP, 4.875%, 12/1/24                                                                              111,972
    175,000            MPLX LP, 4.875%, 6/1/25                                                                               176,603
    205,000            MPLX LP, 5.5%, 2/15/49                                                                                199,406
    450,000            Phillips 66 Partners LP, 3.75%, 3/1/28                                                                415,600
     75,000            Phillips 66 Partners LP, 4.9%, 10/1/46                                                                 68,755
    375,000            Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                                                           376,252
    224,000            Sunoco Logistics Partners Operations LP, 5.35%, 5/15/45                                               198,270
    422,000            Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47                                                382,419
     25,000            Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                                 24,152
     91,000            Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.0%, 1/15/28                      82,355
    300,000            Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                                                   283,238
    586,000            Williams Cos., Inc., 5.75%, 6/24/44                                                                   588,947
     89,000            Williams Cos., Inc., 7.75%, 6/15/31                                                                   107,509
                                                                                                                        ------------
                       Total Pipelines                                                                                  $  6,744,065
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

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Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       REITs -- 1.7%
     75,000            Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                                            $     74,414
     90,000            Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25                                                  86,629
     50,000            Alexandria Real Estate Equities, Inc., 3.9%, 6/15/23                                                   50,303
     25,000            Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                                  24,258
    200,000            Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                                   205,890
    160,000            Duke Realty LP, 3.625%, 4/15/23                                                                       159,876
    260,000            Duke Realty LP, 3.75%, 12/1/24                                                                        258,038
    100,000            Essex Portfolio LP, 3.375%, 4/15/26                                                                    95,579
    360,000            Essex Portfolio LP, 3.5%, 4/1/25                                                                      349,888
    205,000            Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                                                 192,682
    200,000            Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                                                190,428
     50,000            Highwoods Realty LP, 3.2%, 6/15/21                                                                     49,389
    290,000            Highwoods Realty LP, 3.625%, 1/15/23                                                                  286,580
    105,000            Highwoods Realty LP, 4.125%, 3/15/28                                                                  102,734
     50,000            SBA Tower Trust, 2.877%, 7/9/21 (144A)                                                                 49,083
    235,000            SBA Tower Trust, 3.869%, 10/8/24 (144A)                                                               233,159
     75,000            UDR, Inc., 2.95%, 9/1/26                                                                               69,133
    201,000            UDR, Inc., 4.0%, 10/1/25                                                                              200,376
    180,000            UDR, Inc., 4.4%, 1/26/29                                                                              181,548
                                                                                                                        ------------
                       Total REITs                                                                                      $  2,859,987
                                                                                                                        ------------
                       Retail -- 0.5%
    250,000            Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)                                            $    233,419
    110,000            AutoZone, Inc., 2.5%, 4/15/21                                                                         107,566
    210,000            Home Depot, Inc., 2.625%, 6/1/22                                                                      207,798
    265,000            Walmart, Inc., 3.4%, 6/26/23                                                                          267,731
                                                                                                                        ------------
                       Total Retail                                                                                     $    816,514
                                                                                                                        ------------
                       Software -- 0.6%
    194,000            Fiserv, Inc., 3.8%, 10/1/23                                                                      $    195,208
    220,000            Microsoft Corp., 2.0%, 8/8/23                                                                         211,522
    375,000            Oracle Corp., 2.5%, 5/15/22                                                                           366,949
    190,000            salesforce.com, Inc., 3.7%, 4/11/28                                                                   191,004
                                                                                                                        ------------
                       Total Software                                                                                   $    964,683
                                                                                                                        ------------
                       Telecommunications -- 0.2%
    182,000            CommScope Technologies LLC, 5.0%, 3/15/27 (144A)                                                 $    147,420
    174,000            Level 3 Financing, Inc., 5.375%, 1/15/24                                                              165,735
                                                                                                                        ------------
                       Total Telecommunications                                                                         $    313,155
                                                                                                                        ------------
                       Transportation -- 0.4%
    250,000            TTX Co., 3.6%, 1/15/25 (144A)                                                                    $    248,761
    575,000            Union Pacific Corp., 3.375%, 2/1/35                                                                   503,221
                                                                                                                        ------------
                       Total Transportation                                                                             $    751,982
                                                                                                                        ------------
                       Trucking & Leasing -- 0.1%
    170,000            Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375%, 2/1/22 (144A)                             $    168,102
                                                                                                                        ------------
                       Total Trucking & Leasing                                                                         $    168,102
                                                                                                                        ------------
                       TOTAL CORPORATE BONDS
                       (Cost $54,603,998)                                                                               $ 52,903,406
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       FOREIGN GOVERNMENT BONDS -- 0.3% of Net Assets
                       Mexico -- 0.2%
    475,000            Mexico Government International Bond, 4.6%, 2/10/48                                              $    421,563
                                                                                                                        ------------
                       Total Mexico                                                                                     $    421,563
                                                                                                                        ------------
                       Nigeria -- 0.1%
    200,000            Africa Finance Corp., 4.375%, 4/29/20 (144A)                                                     $    197,783
                                                                                                                        ------------
                       Total Nigeria                                                                                    $    197,783
                                                                                                                        ------------
                       TOTAL FOREIGN GOVERNMENT BONDS
                       (Cost $636,519)                                                                                  $    619,346
                                                                                                                        ------------
                       INSURANCE-LINKED SECURITIES -- 0.0%+ of Net Assets(1)
                       Reinsurance Sidecars -- 0.0%+
                       Multiperil -- Worldwide -- 0.0%+
     50,000+(f)        Lorenz Re 2017, Variable Rate Notes, 3/31/20                                                     $      7,255
     50,000+(f)        Lorenz Re 2018, Variable Rate Notes, 7/1/21                                                            35,520
                                                                                                                        ------------
                       Total Reinsurance Sidecars                                                                       $     42,775
                                                                                                                        ------------
                       TOTAL INSURANCE-LINKED SECURITIES
                       (Cost $61,756)                                                                                   $     42,775
                                                                                                                        ------------
                       MUNICIPAL BONDS -- 2.1% of Net Assets(g)
                       Municipal General -- 0.2%
    100,000            Fairfax County Economic Development Authority, Series A, 2.875%, 4/1/34                          $     92,773
     90,000            JobsOhio Beverage System, Ohio Taxable Senior Lien, Series B, 3.985%, 1/1/29                           92,739
     25,000            JobsOhio Beverage System, Ohio Taxable Senior Lien, Series B, 4.532%, 1/1/35                           26,681
     80,000            Virginia Commonwealth Transportation Board, Transportation Capital Projects, 3.0%, 5/15/39             72,571
     50,000            Virginia Commonwealth Transportation Board, Transportation Capital Projects, 4.0%, 5/15/31             52,995
     50,000            Virginia Commonwealth Transportation Board, Transportation Capital Projects, 4.0%, 5/15/32             52,816
                                                                                                                        ------------
                       Total Municipal General                                                                          $    390,575
                                                                                                                        ------------
                       Municipal General Obligation -- 0.5%
    600,000(h)         Commonwealth of Pennsylvania, 1st Series, 4.0%, 1/1/29                                           $    642,366
     80,000(h)         State of Florida, Capital Outlay, Series C, 4.0%, 6/1/31                                               87,337
     50,000(h)         State of Texas, Transportation Commission Mobility Fund, Series A, 4.0%, 10/1/44                       51,002
                                                                                                                        ------------
                       Total Municipal General Obligation                                                               $    780,705
                                                                                                                        ------------
                       Municipal Higher Education -- 1.0%
     10,000            Amherst College, 3.794%, 11/1/42                                                                 $      9,730
     25,000            Baylor University, Series A, 4.313%, 3/1/42                                                            25,453
    210,000            Massachusetts Development Finance Agency, Harvard University, Series A, 5.0%, 7/15/40                 268,493
    365,000            New York State Dormitory Authority, Columbia University, Series A-2, 5.0%, 10/1/46                    477,179
    280,000            Rhode Island Health & Educational Building Corp., Brown University, Series A, 4.0%, 9/1/47            289,313
    580,000            University of California, Series AX, 3.063%, 7/1/25                                                   572,419
     50,000            University of Virginia, Refunding General Green, Series A-2, 5.0%, 4/1/45                              56,260
                                                                                                                        ------------
                       Total Municipal Higher Education                                                                 $  1,698,847
                                                                                                                        ------------
                       Municipal Medical -- 0.2%
    165,000            Illinois Finance Authority, Northwestern Memorial Healthcare, 4.0%, 7/15/47                      $    166,119
     60,000            Massachusetts Development Finance Agency, Partners Healthcare System, Series S,
                       4.0%, 7/1/36                                                                                           62,064
    100,000            Massachusetts Development Finance Agency, Partners Healthcare System, Series S,
                       4.0%, 7/1/41                                                                                          101,283
                                                                                                                        ------------
                       Total Municipal Medical                                                                          $    329,466
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       Municipal School District -- 0.0%+
     50,000(h)         Frisco Independent School District, Refunding School Building, 4.0%, 8/15/40                     $     51,116
     25,000(h)         Frisco Independent School District, Refunding School Building, 4.0%, 8/15/45                           25,461
                                                                                                                        ------------
                       Total Municipal School District                                                                  $     76,577
                                                                                                                        ------------
                       Municipal Transportation -- 0.1%
     85,000            Central Florida Expressway Authority, Senior Lien Refunding, 5.0%, 7/1/38                        $     95,830
     10,000            Port Authority of New York & New Jersey, Consolidated-174TH, 4.458%, 10/1/62                           10,174
                                                                                                                        ------------
                       Total Municipal Transportation                                                                   $    106,004
                                                                                                                        ------------
                       Municipal Water -- 0.1%
     85,000            JEA Water & Sewer System Revenue, Series A, 4.0%, 10/1/35                                        $     90,215
     85,000            JEA Water & Sewer System Revenue, Series A, 4.0%, 10/1/39                                              88,239
                                                                                                                        ------------
                       Total Municipal Water                                                                            $    178,454
                                                                                                                        ------------
                       TOTAL MUNICIPAL BONDS
                       (Cost $3,633,430)                                                                                $  3,560,628
                                                                                                                        ------------
                       SENIOR SECURED FLOATING RATE LOAN INTERESTS -- 4.0% of Net Assets*(c)
                       Automobile -- 0.2%
     73,833            Allison Transmission, Inc., New Term Loan, 4.26% (LIBOR + 175 bps), 9/23/22                      $     73,021
     92,625            American Axle & Manufacturing, Inc., Tranche B Term Loan, 4.752%
                       (LIBOR + 225 bps), 4/6/24                                                                              88,202
     56,374            CWGS Group LLC (aka Camping World, Inc.), Term Loan, 5.129%
                       (LIBOR + 275 bps), 11/8/23                                                                             51,124
     68,333            Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.455% (LIBOR + 200 bps), 3/3/25                    65,497
     84,419            Tower Automotive Holdings USA LLC, Initial Term Loan, 5.188%
                       (LIBOR + 275 bps), 3/7/24                                                                              80,936
                                                                                                                        ------------
                       Total Automobile                                                                                 $    358,780
                                                                                                                        ------------
                       Automotive -- 0.0%+
     80,185            TI Group Automotive Systems LLC, Initial US Term Loan, 5.022% (LIBOR + 250 bps), 6/30/22         $     76,677
                                                                                                                        ------------
                       Total Automotive                                                                                 $     76,677
                                                                                                                        ------------
                       Beverage, Food & Tobacco -- 0.1%
    197,492            JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan, 5.26% (LIBOR + 250 bps),
                       10/30/22                                                                                         $    190,395
                                                                                                                        ------------
                       Total Beverage, Food & Tobacco                                                                   $    190,395
                                                                                                                        ------------
                       Broadcasting & Entertainment -- 0.1%
    119,089            Sinclair Television Group, Inc., Tranche B Term Loan, 4.78% (LIBOR + 225 bps), 1/3/24            $    113,779
                                                                                                                        ------------
                       Total Broadcasting & Entertainment                                                               $    113,779
                                                                                                                        ------------
                       Chemicals -- 0.0%+
     69,070            Tronox Finance LLC, First Lien Initial Dollar Term Loan, 5.522% (LIBOR + 300 bps), 9/23/24       $     67,331
                                                                                                                        ------------
                       Total Chemicals                                                                                  $     67,331
                                                                                                                        ------------
                       Chemicals, Plastics & Rubber -- 0.2%
    198,500            Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems US Holdings, Inc.),
                       Term B-3 Dollar Loan, 4.553% (LIBOR + 175 bps), 6/1/24                                           $    187,748
     96,447            Infiltrator Water Technologies LLC, First Lien Term B-2 Loan, 5.803% (LIBOR +
                       300 bps), 5/27/22                                                                                      94,036
     29,930            Tronox Blocked Borrower LLC, First Lien Blocked Dollar Term Loan, 5.522% (LIBOR +
                       300 bps), 9/23/24                                                                                      29,176
                                                                                                                        ------------
                       Total Chemicals, Plastics & Rubber                                                               $    310,960
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT                      Portfolio PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       Computers & Electronics -- 0.2%
     51,907            Energy Acquisition LP (aka Electrical Components International), First Lien Initial
                       Term Loan, 7.053% (LIBOR + 425 bps), 6/26/25                                                     $     50,610
    226,083            Microchip Technology, Inc., Initial Term Loan, 4.53% (LIBOR + 200 bps), 5/29/25                       215,062
                                                                                                                        ------------
                       Total Computers & Electronics                                                                    $    265,672
                                                                                                                        ------------
                       Diversified & Conglomerate Service -- 0.5%
     97,738            Bright Horizons Family Solutions LLC (fka Bright Horizons Family Solutions, Inc.),
                       Term B Loan, 4.272% (LIBOR + 175 bps), 11/7/23                                                   $     94,399
     96,250            Change Healthcare Holdings, Inc. (fka Emdeon, Inc.), Closing Date Term Loan, 5.272%
                       (LIBOR + 275 bps), 3/1/24                                                                              91,699
    119,093            Constellis Holdings LLC, First Lien Term B Loan, 7.522% (LIBOR + 500 bps), 4/21/24                    114,627
     75,792            Iqvia, Inc. (Quintiles IMS), Term B-1 Dollar Loan, 4.803% (LIBOR + 200 bps), 3/7/24                    73,461
    124,064            NVA Holdings, Inc., First Lien Term B-3 Loan, 5.272% (LIBOR + 275 bps), 2/2/25                        117,344
     98,250            Team Health Holdings, Inc., Initial Term Loan, 5.272% (LIBOR + 275 bps), 2/6/24                        88,671
    248,750            West Corp., Incremental Term B-1 Loan, 6.027% (LIBOR + 350 bps), 10/10/24                             226,860
                                                                                                                        ------------
                       Total Diversified & Conglomerate Service                                                         $    807,061
                                                                                                                        ------------
                       Electric & Electrical -- 0.0%+
     41,463            Rackspace Hosting, Inc., First Lien Term B Loan, 5.582% (LIBOR + 300 bps), 11/3/23               $     36,571
                                                                                                                        ------------
                       Total Electric & Electrical                                                                      $     36,571
                                                                                                                        ------------
                       Electronics -- 0.4%
    265,842            First Data Corp., 2024A New Dollar Term Loan, 4.504% (LIBOR + 200 bps), 4/26/24                  $    254,710
    146,923            Rovi Solutions Corp./Rovi Guides, Inc., Term B Loan, 5.03% (LIBOR + 250 bps), 7/2/21                  139,944
    175,247            Scientific Games International, Inc., Initial Term B-5 Loan, 5.25% (LIBOR + 275 bps), 8/14/24         164,995
     69,848            Verint Systems, Inc., Refinancing Term Loan, 4.349% (LIBOR + 200 bps), 6/28/24                         66,530
     16,108            WESCO Distribution, Inc., Tranche B-1 Term Loan, 7.5% (PRIME + 200 bps), 12/12/19                      16,027
                                                                                                                        ------------
                       Total Electronics                                                                                $    642,206
                                                                                                                        ------------
                       Entertainment & Leisure -- 0.1%
     97,759            Live Nation Entertainment, Inc., Term B-3 Loan, 4.313% (LIBOR + 175 bps), 10/31/23               $     95,804
                                                                                                                        ------------
                       Total Entertainment & Leisure                                                                    $     95,804
                                                                                                                        ------------
                       Environmental Services -- 0.1%
    248,819            GFL Environmental, Inc., Effective Date Incremental Term Loan, 5.522% (LIBOR +
                       300 bps), 5/30/25                                                                                $    233,267
                                                                                                                        ------------
                       Total Environmental Services                                                                     $    233,267
                                                                                                                        ------------
                       Financial Services -- 0.2%
    142,773            RPI Finance Trust, Initial Term Loan B-6, 4.522% (LIBOR + 200 bps), 3/27/23                      $    138,609
    124,375            Trans Union LLC, 2018 Incremental Term B-4 Loan, 4.522% (LIBOR + 200 bps), 6/19/25                    120,048
                                                                                                                        ------------
                       Total Financial Services                                                                         $    258,657
                                                                                                                        ------------
                       Healthcare & Pharmaceuticals -- 0.3%
    123,438            Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien Initial Term Loan,
                       6.022% (LIBOR + 350 bps), 9/26/24                                                                $    112,225
     95,680            Concentra, Inc., First Lien Tranche B-1 Term Loan, 5.13% (LIBOR + 275 bps), 6/1/22                     91,614
    173,678            Endo Luxembourg Finance Co. I S.a r.l., Initial Term Loan, 6.813%
                       (LIBOR + 425 bps), 4/29/24                                                                            164,125
     72,900            Gentiva Health Services, Inc., First Lien Closing Date Initial Term Loan, 6.313%
                       (LIBOR + 375 bps), 7/2/25                                                                              71,077
     57,678            HCA, Inc., Tranche B-11 Term Loan, 4.272% (LIBOR + 175 bps), 3/17/23                                   56,417
     97,761            Prospect Medical Holdings, Inc., Term B-1 Loan, 7.938% (LIBOR + 550 bps), 2/22/24                      97,028
                                                                                                                        ------------
                       Total Healthcare & Pharmaceuticals                                                               $    592,486
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       Healthcare, Education & Childcare -- 0.3%
    242,138(i)         Alliance HealthCare Services, Inc., First Lien Initial Term Loan, 10/24/23                       $    238,506
     94,670            Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.), Dollar Term Loan,
                       4.772% (LIBOR + 225 bps), 5/20/24                                                                      92,185
      9,054            Kinetic Concepts, Inc., Dollar Term Loan, 6.053% (LIBOR + 325 bps), 2/2/24                              8,737
    219,588            KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare), Term B-3 Loan, 6.553% (LIBOR +
                       375 bps), 2/21/25                                                                                     212,342
     29,681            Vizient, Inc., Term B-4 Loan, 5.272% (LIBOR + 275 bps), 2/13/23                                        28,951
                                                                                                                        ------------
                       Total Healthcare, Education & Childcare                                                          $    580,721
                                                                                                                        ------------
                       Hotel, Gaming & Leisure -- 0.1%
    182,710            1011778 BC Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim
                       Hortons), Term B-3 Loan, 4.772% (LIBOR + 225 bps), 2/16/24                                       $    174,334
                                                                                                                        ------------
                       Total Hotel, Gaming & Leisure                                                                    $    174,334
                                                                                                                        ------------
                       Insurance -- 0.1%
    134,104            Asurion LLC (fka Asurion Corp.), New Term B7 Loan, 5.522% (LIBOR + 300 bps), 11/3/24             $    128,405
     90,962            Confie Seguros Holding II Co., Term B Loan, 7.457% (LIBOR + 475 bps), 4/19/22                          89,900
                                                                                                                        ------------
                       Total Insurance                                                                                  $    218,305
                                                                                                                        ------------
                       Leasing -- 0.2%
    137,060            Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 4.47% (LIBOR + 200 bps), 1/15/25                  $    132,294
    188,575            IBC Capital I Ltd. (aka Goodpack Ltd.), First LienTranche B-1 Term Loan, 6.551%
                       (LIBOR + 375 bps), 9/11/23                                                                            182,447
     11,932            Kasima LLC (Digital Cinema Implementation Partners LLC), Term Loan, 5.256% (LIBOR +
                       250 bps), 5/17/21                                                                                      11,847
                                                                                                                        ------------
                       Total Leasing                                                                                    $    326,588
                                                                                                                        ------------
                       Leisure & Entertainment -- 0.0%+
     86,194            Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.26% (LIBOR + 175 bps), 6/30/22               $     84,632
                                                                                                                        ------------
                       Total Leisure & Entertainment                                                                    $     84,632
                                                                                                                        ------------
                       Oil & Gas -- 0.0%+
     85,421            Energy Transfer Equity LP, Refinanced Term Loan, 4.522% (LIBOR + 200 bps), 2/2/24                $     83,512
                                                                                                                        ------------
                       Total Oil & Gas                                                                                  $     83,512
                                                                                                                        ------------
                       Personal, Food & Miscellaneous Services -- 0.1%
    127,321            Revlon Consumer Products Corp., Initial Term B Loan, 6.207% (LIBOR + 350 bps), 9/7/23            $     90,955
                                                                                                                        ------------
                       Total Personal, Food & Miscellaneous Services                                                    $     90,955
                                                                                                                        ------------
                       Printing & Publishing -- 0.1%
    147,750            Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan, 4.387% (LIBOR + 200 bps), 10/4/23          $    143,502
                                                                                                                        ------------
                       Total Printing & Publishing                                                                      $    143,502
                                                                                                                        ------------
                       Retail Store -- 0.0%+
        504            PetSmart, Inc., Tranche B-2 Term Loan, 5.38% (LIBOR + 300 bps), 3/11/22                          $        399
                                                                                                                        ------------
                       Total Retail Store                                                                               $        399
                                                                                                                        ------------
                       Telecommunications -- 0.4%
     98,393            Go Daddy Operating Co. LLC (GD Finance Co., Inc.), Tranche B-1 Term Loan, 4.772%
                       (LIBOR + 225 bps), 2/15/24                                                                       $     94,334
    100,000            Level 3 Financing, Inc., Tranche B 2024 Term Loan, 4.754% (LIBOR + 225 bps), 2/22/24                   94,750
    248,750            SBA Senior Finance II LLC, Initial Term Loan, 4.53% (LIBOR + 200 bps), 4/11/25                        239,297
    222,303            Sprint Communications, Inc., Initial Term Loan, 5.063% (LIBOR + 250 bps), 2/2/24                      212,855
                                                                                                                        ------------
                       Total Telecommunications                                                                         $    641,236
                                                                                                                        ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       Utilities -- 0.3%
     64,286            APLP Holdings, Ltd. Partnership, Term Loan, 5.272% (LIBOR + 275 bps), 4/13/23                    $     62,880
     72,772            Calpine Corp., Term Loan, 5.31% (LIBOR + 250 bps), 1/15/24                                             69,281
     28,278            Eastern Power LLC (Eastern Convert Mindo LLC) (aka TPF II LC LLC), Term Loan, 6.272%
                       (LIBOR + 375 bps), 10/2/23                                                                             27,721
    328,531            Vistra Operations Co., LLC (fka Tex Operations Co., LLC), Initial Term Loan, 4.522%
                       (LIBOR + 200 bps), 8/4/23                                                                             317,533
                                                                                                                        ------------
                       Total Utilities                                                                                  $    477,415
                                                                                                                        ------------
                       TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                       (Cost $7,188,018)                                                                                $  6,871,245
                                                                                                                        ------------
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 30.6% of Net Assets
     24,087            Fannie Mae, 2.5%, 7/1/30                                                                         $     23,555
     24,515            Fannie Mae, 2.5%, 7/1/30                                                                               24,004
     44,399            Fannie Mae, 2.5%, 7/1/30                                                                               43,475
     15,955            Fannie Mae, 2.5%, 2/1/43                                                                               15,134
     68,505            Fannie Mae, 2.5%, 2/1/43                                                                               64,978
     14,457            Fannie Mae, 2.5%, 3/1/43                                                                               13,713
     15,139            Fannie Mae, 2.5%, 8/1/43                                                                               14,360
     14,775            Fannie Mae, 2.5%, 4/1/45                                                                               13,954
     17,164            Fannie Mae, 2.5%, 4/1/45                                                                               16,223
     19,219            Fannie Mae, 2.5%, 4/1/45                                                                               18,151
     35,823            Fannie Mae, 2.5%, 4/1/45                                                                               33,833
     38,448            Fannie Mae, 2.5%, 4/1/45                                                                               36,312
     53,872            Fannie Mae, 2.5%, 4/1/45                                                                               50,880
     67,721            Fannie Mae, 2.5%, 4/1/45                                                                               63,960
     70,016            Fannie Mae, 2.5%, 8/1/45                                                                               66,128
     22,050            Fannie Mae, 3.0%, 3/1/29                                                                               22,064
     79,447            Fannie Mae, 3.0%, 10/1/30                                                                              79,501
     40,202            Fannie Mae, 3.0%, 8/1/42                                                                               39,558
    334,359            Fannie Mae, 3.0%, 8/1/42                                                                              328,967
     82,030            Fannie Mae, 3.0%, 9/1/42                                                                               80,677
    168,879            Fannie Mae, 3.0%, 11/1/42                                                                             166,145
     24,370            Fannie Mae, 3.0%, 12/1/42                                                                              23,951
     74,850            Fannie Mae, 3.0%, 12/1/42                                                                              73,624
     58,389            Fannie Mae, 3.0%, 2/1/43                                                                               57,390
     67,602            Fannie Mae, 3.0%, 2/1/43                                                                               66,479
     69,103            Fannie Mae, 3.0%, 3/1/43                                                                               67,947
     84,628            Fannie Mae, 3.0%, 4/1/43                                                                               83,161
     14,352            Fannie Mae, 3.0%, 5/1/43                                                                               14,107
     17,531            Fannie Mae, 3.0%, 5/1/43                                                                               17,227
     66,653            Fannie Mae, 3.0%, 5/1/43                                                                               65,537
    242,558            Fannie Mae, 3.0%, 5/1/43                                                                              238,366
     38,901            Fannie Mae, 3.0%, 8/1/43                                                                               38,226
     33,814            Fannie Mae, 3.0%, 9/1/43                                                                               33,225
     30,406            Fannie Mae, 3.0%, 3/1/45                                                                               29,793
     38,186            Fannie Mae, 3.0%, 4/1/45                                                                               37,440
    179,752            Fannie Mae, 3.0%, 6/1/45                                                                              176,279
     17,817            Fannie Mae, 3.0%, 5/1/46                                                                               17,418
     86,261            Fannie Mae, 3.0%, 5/1/46                                                                               84,517

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
    133,368            Fannie Mae, 3.0%, 9/1/46                                                                         $    130,072
    245,393            Fannie Mae, 3.0%, 10/1/46                                                                             239,327
    240,447            Fannie Mae, 3.0%, 11/1/46                                                                             234,504
    254,784            Fannie Mae, 3.0%, 1/1/47                                                                              249,631
     86,617            Fannie Mae, 3.0%, 3/1/47                                                                               84,475
     18,083            Fannie Mae, 3.5%, 9/1/26                                                                               18,308
     26,295            Fannie Mae, 3.5%, 11/1/40                                                                              26,500
     10,863            Fannie Mae, 3.5%, 10/1/41                                                                              10,948
    134,464            Fannie Mae, 3.5%, 6/1/42                                                                              135,513
     75,952            Fannie Mae, 3.5%, 7/1/42                                                                               76,544
     51,004            Fannie Mae, 3.5%, 8/1/42                                                                               51,401
     72,975            Fannie Mae, 3.5%, 8/1/42                                                                               73,545
    200,439            Fannie Mae, 3.5%, 5/1/44                                                                              201,801
     69,807            Fannie Mae, 3.5%, 12/1/44                                                                              70,071
    183,704            Fannie Mae, 3.5%, 2/1/45                                                                              184,611
    287,785            Fannie Mae, 3.5%, 2/1/45                                                                              289,943
    380,834            Fannie Mae, 3.5%, 2/1/45                                                                              382,274
    205,279            Fannie Mae, 3.5%, 6/1/45                                                                              206,034
     48,473            Fannie Mae, 3.5%, 8/1/45                                                                               48,642
     64,139            Fannie Mae, 3.5%, 8/1/45                                                                               64,352
    213,166            Fannie Mae, 3.5%, 8/1/45                                                                              215,062
     53,147            Fannie Mae, 3.5%, 9/1/45                                                                               53,512
    132,040            Fannie Mae, 3.5%, 9/1/45                                                                              132,512
    187,787            Fannie Mae, 3.5%, 9/1/45                                                                              187,850
     37,352            Fannie Mae, 3.5%, 10/1/45                                                                              37,483
    299,624            Fannie Mae, 3.5%, 11/1/45                                                                             302,195
     65,531            Fannie Mae, 3.5%, 12/1/45                                                                              65,680
    169,910            Fannie Mae, 3.5%, 12/1/45                                                                             170,474
    179,439            Fannie Mae, 3.5%, 12/1/45                                                                             179,849
    141,512            Fannie Mae, 3.5%, 1/1/46                                                                              141,952
    190,281            Fannie Mae, 3.5%, 1/1/46                                                                              190,883
     15,662            Fannie Mae, 3.5%, 2/1/46                                                                               15,715
    129,707            Fannie Mae, 3.5%, 2/1/46                                                                              130,103
     56,509            Fannie Mae, 3.5%, 3/1/46                                                                               56,679
    112,803            Fannie Mae, 3.5%, 4/1/46                                                                              113,142
     58,139            Fannie Mae, 3.5%, 5/1/46                                                                               58,359
    170,066            Fannie Mae, 3.5%, 7/1/46                                                                              170,375
    239,138            Fannie Mae, 3.5%, 9/1/46                                                                              239,759
     19,713            Fannie Mae, 3.5%, 10/1/46                                                                              19,763
     30,962            Fannie Mae, 3.5%, 10/1/46                                                                              31,034
    149,826            Fannie Mae, 3.5%, 12/1/46                                                                             150,176
     76,865            Fannie Mae, 3.5%, 1/1/47                                                                               77,029
    170,377            Fannie Mae, 3.5%, 1/1/47                                                                              170,740
    202,683            Fannie Mae, 3.5%, 1/1/47                                                                              203,324
    349,509            Fannie Mae, 3.5%, 1/1/47                                                                              350,326
    332,590            Fannie Mae, 3.5%, 2/1/47                                                                              333,299
    248,184            Fannie Mae, 3.5%, 5/1/47                                                                              248,560
    272,032            Fannie Mae, 3.5%, 5/1/47                                                                              272,331

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
    639,737            Fannie Mae, 3.5%, 5/1/47                                                                         $    639,778
     88,647            Fannie Mae, 3.5%, 7/1/47                                                                               88,763
    296,198            Fannie Mae, 3.5%, 7/1/47                                                                              296,523
    394,633            Fannie Mae, 3.5%, 7/1/47                                                                              394,940
     50,670            Fannie Mae, 3.5%, 8/1/47                                                                               50,705
    648,070            Fannie Mae, 3.5%, 8/1/47                                                                              648,380
    108,151            Fannie Mae, 3.5%, 11/1/47                                                                             108,292
    258,835            Fannie Mae, 3.5%, 12/1/47                                                                             258,852
    426,650            Fannie Mae, 3.5%, 12/1/47                                                                             426,681
    522,410            Fannie Mae, 3.5%, 12/1/47                                                                             522,882
    135,814            Fannie Mae, 3.5%, 1/1/48                                                                              135,825
     99,784            Fannie Mae, 3.5%, 2/1/48                                                                               99,793
    206,407            Fannie Mae, 4.0%, 10/1/40                                                                             212,820
     26,788            Fannie Mae, 4.0%, 12/1/40                                                                              27,574
     88,054            Fannie Mae, 4.0%, 7/1/41                                                                               90,536
      6,365            Fannie Mae, 4.0%, 11/1/41                                                                               6,545
      9,575            Fannie Mae, 4.0%, 12/1/41                                                                               9,846
      4,786            Fannie Mae, 4.0%, 1/1/42                                                                                4,921
     65,661            Fannie Mae, 4.0%, 1/1/42                                                                               67,516
    203,365            Fannie Mae, 4.0%, 1/1/42                                                                              209,110
     60,133            Fannie Mae, 4.0%, 2/1/42                                                                               61,832
     23,797            Fannie Mae, 4.0%, 3/1/42                                                                               24,470
     63,108            Fannie Mae, 4.0%, 4/1/42                                                                               64,890
    160,735            Fannie Mae, 4.0%, 5/1/42                                                                              165,277
     19,575            Fannie Mae, 4.0%, 7/1/42                                                                               20,128
    158,758            Fannie Mae, 4.0%, 7/1/42                                                                              163,212
    453,686            Fannie Mae, 4.0%, 8/1/42                                                                              466,503
    138,567            Fannie Mae, 4.0%, 8/1/43                                                                              141,910
    209,074            Fannie Mae, 4.0%, 8/1/43                                                                              214,550
    133,466            Fannie Mae, 4.0%, 9/1/43                                                                              136,962
    141,104            Fannie Mae, 4.0%, 9/1/43                                                                              144,793
    325,418            Fannie Mae, 4.0%, 10/1/43                                                                             333,952
    106,379            Fannie Mae, 4.0%, 11/1/43                                                                             109,489
    235,903            Fannie Mae, 4.0%, 12/1/43                                                                             241,473
      7,604            Fannie Mae, 4.0%, 7/1/44                                                                                7,765
     30,678            Fannie Mae, 4.0%, 7/1/44                                                                               31,345
     79,628            Fannie Mae, 4.0%, 8/1/44                                                                               81,330
    140,676            Fannie Mae, 4.0%, 8/1/44                                                                              143,683
     52,208            Fannie Mae, 4.0%, 10/1/44                                                                              53,347
    127,968            Fannie Mae, 4.0%, 3/1/45                                                                              130,659
     39,871            Fannie Mae, 4.0%, 10/1/45                                                                              40,694
    109,505            Fannie Mae, 4.0%, 10/1/45                                                                             111,757
    193,780            Fannie Mae, 4.0%, 10/1/45                                                                             197,766
     46,076            Fannie Mae, 4.0%, 11/1/45                                                                              47,004
     86,569            Fannie Mae, 4.0%, 11/1/45                                                                              88,344
    269,362            Fannie Mae, 4.0%, 11/1/45                                                                             276,814
    188,094            Fannie Mae, 4.0%, 12/1/45                                                                             191,973
     58,814            Fannie Mae, 4.0%, 1/1/46                                                                               60,017

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
    151,302            Fannie Mae, 4.0%, 2/1/46                                                                         $    154,512
     35,937            Fannie Mae, 4.0%, 4/1/46                                                                               36,661
    141,361            Fannie Mae, 4.0%, 6/1/46                                                                              144,210
    147,792            Fannie Mae, 4.0%, 7/1/46                                                                              150,756
    248,940            Fannie Mae, 4.0%, 7/1/46                                                                              253,939
    142,194            Fannie Mae, 4.0%, 8/1/46                                                                              145,038
     50,818            Fannie Mae, 4.0%, 11/1/46                                                                              51,832
     55,060            Fannie Mae, 4.0%, 11/1/46                                                                              56,154
    607,352            Fannie Mae, 4.0%, 1/1/47                                                                              619,771
    106,205            Fannie Mae, 4.0%, 4/1/47                                                                              108,303
    107,477            Fannie Mae, 4.0%, 4/1/47                                                                              109,949
    168,115            Fannie Mae, 4.0%, 4/1/47                                                                              172,002
     22,241            Fannie Mae, 4.0%, 6/1/47                                                                               22,755
     64,756            Fannie Mae, 4.0%, 6/1/47                                                                               66,254
    103,135            Fannie Mae, 4.0%, 6/1/47                                                                              105,172
    150,911            Fannie Mae, 4.0%, 6/1/47                                                                              153,884
    289,580            Fannie Mae, 4.0%, 6/1/47                                                                              295,278
     90,897            Fannie Mae, 4.0%, 7/1/47                                                                               92,999
    103,206            Fannie Mae, 4.0%, 7/1/47                                                                              105,239
     94,299            Fannie Mae, 4.0%, 8/1/47                                                                               96,156
    180,694            Fannie Mae, 4.0%, 8/1/47                                                                              184,239
    226,464            Fannie Mae, 4.0%, 12/1/47                                                                             230,902
    298,602            Fannie Mae, 4.0%, 4/1/48                                                                              304,451
    229,633            Fannie Mae, 4.0%, 8/1/48                                                                              234,132
    260,261            Fannie Mae, 4.0%, 8/1/48                                                                              265,360
    229,489            Fannie Mae, 4.5%, 8/1/40                                                                              240,376
     37,599            Fannie Mae, 4.5%, 11/1/40                                                                              39,376
      6,603            Fannie Mae, 4.5%, 12/1/40                                                                               6,916
      4,545            Fannie Mae, 4.5%, 4/1/41                                                                                4,761
    106,979            Fannie Mae, 4.5%, 5/1/41                                                                              112,053
    247,544            Fannie Mae, 4.5%, 5/1/41                                                                              259,288
    301,934            Fannie Mae, 4.5%, 5/1/41                                                                              316,258
     72,068            Fannie Mae, 4.5%, 7/1/41                                                                               75,483
     17,767            Fannie Mae, 4.5%, 12/1/41                                                                              18,402
     63,559            Fannie Mae, 4.5%, 11/1/43                                                                              66,177
     85,893            Fannie Mae, 4.5%, 2/1/44                                                                               89,432
    100,130            Fannie Mae, 4.5%, 2/1/44                                                                              104,260
    660,410            Fannie Mae, 4.5%, 6/1/44                                                                              690,495
    214,662            Fannie Mae, 4.5%, 8/1/44                                                                              223,510
    169,956            Fannie Mae, 4.5%, 5/1/46                                                                              176,148
    121,822            Fannie Mae, 4.5%, 2/1/47                                                                              126,253
    825,000            Fannie Mae, 4.5%, 1/1/49 (TBA)                                                                        854,278
        575            Fannie Mae, 5.0%, 7/1/19                                                                                  585
     12,287            Fannie Mae, 5.0%, 10/1/20                                                                              12,501
     82,727            Fannie Mae, 5.0%, 5/1/31                                                                               86,707
      6,875            Fannie Mae, 5.0%, 6/1/40                                                                                7,298
      3,830            Fannie Mae, 5.0%, 7/1/40                                                                                4,066
      7,390            Fannie Mae, 5.5%, 9/1/33                                                                                7,872

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
      7,166            Fannie Mae, 5.5%, 12/1/34                                                                        $      7,705
     25,219            Fannie Mae, 5.5%, 10/1/35                                                                              26,987
      5,032            Fannie Mae, 6.0%, 9/1/29                                                                                5,484
      1,625            Fannie Mae, 6.0%, 10/1/32                                                                               1,756
      2,726            Fannie Mae, 6.0%, 11/1/32                                                                               2,926
     14,091            Fannie Mae, 6.0%, 11/1/32                                                                              15,123
      8,569            Fannie Mae, 6.0%, 4/1/33                                                                                9,240
      7,645            Fannie Mae, 6.0%, 5/1/33                                                                                8,206
      9,841            Fannie Mae, 6.0%, 6/1/33                                                                               10,561
     15,397            Fannie Mae, 6.0%, 7/1/34                                                                               16,676
      3,586            Fannie Mae, 6.0%, 9/1/34                                                                                3,869
      1,809            Fannie Mae, 6.0%, 7/1/38                                                                                1,941
        718            Fannie Mae, 6.5%, 7/1/21                                                                                  771
        961            Fannie Mae, 6.5%, 4/1/29                                                                                1,032
      2,601            Fannie Mae, 6.5%, 1/1/32                                                                                2,794
      1,529            Fannie Mae, 6.5%, 2/1/32                                                                                1,693
      2,452            Fannie Mae, 6.5%, 3/1/32                                                                                2,644
      2,980            Fannie Mae, 6.5%, 4/1/32                                                                                3,200
      1,252            Fannie Mae, 6.5%, 8/1/32                                                                                1,357
      2,925            Fannie Mae, 6.5%, 8/1/32                                                                                3,286
     20,493            Fannie Mae, 6.5%, 7/1/34                                                                               22,444
        178            Fannie Mae, 7.0%, 8/1/19                                                                                  179
        758            Fannie Mae, 7.0%, 11/1/29                                                                                 758
      1,404            Fannie Mae, 7.0%, 9/1/30                                                                                1,404
        565            Fannie Mae, 7.0%, 7/1/31                                                                                  581
      1,986            Fannie Mae, 7.0%, 1/1/32                                                                                2,273
        911            Fannie Mae, 7.5%, 2/1/31                                                                                1,044
      4,006            Fannie Mae, 8.0%, 10/1/30                                                                               4,705
     36,536            Federal Home Loan Mortgage Corp., 2.5%, 11/1/22                                                        36,566
     55,466            Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                                        55,531
     22,589            Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                                         22,220
     26,325            Federal Home Loan Mortgage Corp., 3.0%, 9/1/42                                                         25,894
    169,260            Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                                       166,484
     37,735            Federal Home Loan Mortgage Corp., 3.0%, 1/1/43                                                         37,095
     58,208            Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                                         57,220
     87,022            Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                                                         85,487
     57,432            Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                                         56,453
    163,364            Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                                                        160,558
     57,426            Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                                         56,411
     36,767            Federal Home Loan Mortgage Corp., 3.0%, 5/1/45                                                         36,042
     32,808            Federal Home Loan Mortgage Corp., 3.0%, 8/1/45                                                         32,077
    125,807            Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                                        122,941
    111,339            Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                                        108,647
     41,916            Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                                        40,961
     63,337            Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                                        61,790
    190,533            Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                                        185,910
     27,305            Federal Home Loan Mortgage Corp., 3.0%, 3/1/47                                                         26,630
     24,298            Federal Home Loan Mortgage Corp., 3.0%, 7/1/47                                                         23,690

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
     36,809            Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                                                  $     37,320
     65,011            Federal Home Loan Mortgage Corp., 3.5%, 7/1/29                                                         65,976
     23,865            Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                                        24,011
     55,155            Federal Home Loan Mortgage Corp., 3.5%, 5/1/42                                                         55,564
     38,699            Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                                        38,986
     49,195            Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                                        49,560
     18,581            Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                                                         18,686
     59,031            Federal Home Loan Mortgage Corp., 3.5%, 10/1/44                                                        59,332
    162,505            Federal Home Loan Mortgage Corp., 3.5%, 12/1/44                                                       163,194
    234,465            Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                                        235,479
    182,738            Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                                       183,358
    199,817            Federal Home Loan Mortgage Corp., 3.5%, 10/1/45                                                       200,680
    397,363            Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                                       398,712
    101,137            Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                                        101,470
    169,136            Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                                        169,622
    206,593            Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                                        207,710
    301,063            Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                        302,738
    372,698            Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                        375,461
    118,345            Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                       118,577
    359,459            Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                       360,456
     73,276            Federal Home Loan Mortgage Corp., 3.5%, 1/1/47                                                         73,406
     22,761            Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                         22,799
     72,873            Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                         72,917
    136,821            Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                        136,930
    328,375            Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                                                        328,574
    303,943            Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                                                        304,009
    371,921            Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                                                       371,855
    125,960            Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                       125,937
    167,097            Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                       167,134
    111,976            Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                                        111,952
    229,990            Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                                        229,944
     45,191            Federal Home Loan Mortgage Corp., 4.0%, 12/1/40                                                        46,498
    194,489            Federal Home Loan Mortgage Corp., 4.0%, 11/1/41                                                       200,563
    169,471            Federal Home Loan Mortgage Corp., 4.0%, 10/1/42                                                       174,200
     35,189            Federal Home Loan Mortgage Corp., 4.0%, 10/1/43                                                        36,033
     28,764            Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                                         29,491
     83,305            Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                                         85,409
     83,640            Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                                         85,491
    122,493            Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                                                        125,204
     26,667            Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                         27,341
     34,178            Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                         35,042
     35,767            Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                         36,671
     37,273            Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                         38,098
     25,657            Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                                        26,223
     63,244            Federal Home Loan Mortgage Corp., 4.0%, 4/1/45                                                         64,624
     29,084            Federal Home Loan Mortgage Corp., 4.0%, 10/1/45                                                        29,698
    118,133            Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                                       120,597
     54,266            Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                                         55,399

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
    231,246            Federal Home Loan Mortgage Corp., 4.0%, 2/1/46                                                   $    236,079
     21,980            Federal Home Loan Mortgage Corp., 4.0%, 5/1/46                                                         22,439
    107,635            Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                                        109,883
    159,771            Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                                                        163,104
    142,966            Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                                                        145,946
     40,005            Federal Home Loan Mortgage Corp., 4.0%, 3/1/47                                                         40,828
     75,835            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                         77,585
    113,997            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                        116,628
    221,182            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                        225,719
    246,396            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                        252,083
    573,719            Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                        585,533
    413,236            Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                                                        422,032
     39,708            Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                                                         40,510
    107,801            Federal Home Loan Mortgage Corp., 4.0%, 7/1/47                                                        109,988
    245,990            Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                                       250,897
    756,707            Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                                       771,880
    267,663            Federal Home Loan Mortgage Corp., 4.0%, 8/1/48                                                        272,939
    206,725            Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                                        214,175
      2,053            Federal Home Loan Mortgage Corp., 5.0%, 12/1/21                                                         2,071
      4,398            Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                                                          4,656
      4,809            Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                                         5,090
      9,223            Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                                                          9,787
     19,889            Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                                                        21,161
     11,790            Federal Home Loan Mortgage Corp., 5.5%, 9/1/33                                                         12,711
     15,450            Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                                         16,667
      1,135            Federal Home Loan Mortgage Corp., 6.0%, 10/1/32                                                         1,221
      6,276            Federal Home Loan Mortgage Corp., 6.0%, 11/1/32                                                         6,765
      5,162            Federal Home Loan Mortgage Corp., 6.0%, 12/1/32                                                         5,638
      9,628            Federal Home Loan Mortgage Corp., 6.0%, 2/1/33                                                         10,513
      3,093            Federal Home Loan Mortgage Corp., 6.0%, 1/1/34                                                          3,327
      1,607            Federal Home Loan Mortgage Corp., 6.0%, 12/1/36                                                         1,753
      2,888            Federal Home Loan Mortgage Corp., 6.5%, 1/1/29                                                          3,175
      1,277            Federal Home Loan Mortgage Corp., 6.5%, 4/1/31                                                          1,415
      4,340            Federal Home Loan Mortgage Corp., 6.5%, 10/1/31                                                         4,711
      1,894            Federal Home Loan Mortgage Corp., 6.5%, 2/1/32                                                          2,097
      2,049            Federal Home Loan Mortgage Corp., 6.5%, 3/1/32                                                          2,224
     10,792            Federal Home Loan Mortgage Corp., 6.5%, 4/1/32                                                         12,244
      4,168            Federal Home Loan Mortgage Corp., 6.5%, 7/1/32                                                          4,682
        333            Federal Home Loan Mortgage Corp., 7.0%, 8/1/22                                                            333
      1,873            Federal Home Loan Mortgage Corp., 7.0%, 9/1/22                                                          1,926
        494            Federal Home Loan Mortgage Corp., 7.0%, 4/1/30                                                            496
      1,448            Federal Home Loan Mortgage Corp., 7.0%, 2/1/31                                                          1,645
        850            Federal Home Loan Mortgage Corp., 7.0%, 3/1/32                                                            856
      2,358            Federal Home Loan Mortgage Corp., 7.0%, 4/1/32                                                          2,732
     29,070            Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                                                        29,825
      1,384            Federal Home Loan Mortgage Corp., 7.5%, 8/1/31                                                          1,533
    251,350            Government National Mortgage Association I, 3.5%, 11/15/41                                            254,338
     96,557            Government National Mortgage Association I, 3.5%, 8/15/42                                              97,705

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
     45,146            Government National Mortgage Association I, 3.5%, 10/15/42                                       $     45,771
    163,891            Government National Mortgage Association I, 3.5%, 1/15/45                                             165,101
     86,864            Government National Mortgage Association I, 3.5%, 8/15/46                                              87,506
     91,764            Government National Mortgage Association I, 4.0%, 1/15/25                                              96,146
     66,928            Government National Mortgage Association I, 4.0%, 8/15/43                                              69,078
    247,257            Government National Mortgage Association I, 4.0%, 3/15/44                                             253,565
     42,069            Government National Mortgage Association I, 4.0%, 9/15/44                                              43,134
    104,336            Government National Mortgage Association I, 4.0%, 4/15/45                                             106,988
    146,825            Government National Mortgage Association I, 4.0%, 6/15/45                                             150,541
     17,093            Government National Mortgage Association I, 4.0%, 7/15/45                                              17,526
     16,137            Government National Mortgage Association I, 4.0%, 8/15/45                                              16,563
      1,060            Government National Mortgage Association I, 4.5%, 4/15/20                                               1,089
     75,981            Government National Mortgage Association I, 4.5%, 5/15/39                                              79,436
      7,659            Government National Mortgage Association I, 4.5%, 8/15/41                                               7,997
        773            Government National Mortgage Association I, 5.0%, 7/15/19                                                 773
      6,820            Government National Mortgage Association I, 5.0%, 9/15/33                                               7,101
      9,948            Government National Mortgage Association I, 5.5%, 3/15/33                                              10,589
     12,326            Government National Mortgage Association I, 5.5%, 7/15/33                                              13,343
     29,603            Government National Mortgage Association I, 5.5%, 8/15/33                                              32,024
     11,262            Government National Mortgage Association I, 5.5%, 10/15/34                                             12,054
         76            Government National Mortgage Association I, 6.0%, 8/15/19                                                  76
     10,755            Government National Mortgage Association I, 6.0%, 4/15/28                                              11,706
     10,403            Government National Mortgage Association I, 6.0%, 2/15/29                                              11,196
     10,873            Government National Mortgage Association I, 6.0%, 9/15/32                                              11,930
      2,531            Government National Mortgage Association I, 6.0%, 10/15/32                                              2,715
      6,290            Government National Mortgage Association I, 6.0%, 10/15/32                                              6,749
     15,407            Government National Mortgage Association I, 6.0%, 11/15/32                                             16,554
     21,524            Government National Mortgage Association I, 6.0%, 11/15/32                                             23,091
      6,502            Government National Mortgage Association I, 6.0%, 1/15/33                                               7,157
     13,065            Government National Mortgage Association I, 6.0%, 12/15/33                                             14,016
      8,641            Government National Mortgage Association I, 6.0%, 8/15/34                                               9,270
     11,634            Government National Mortgage Association I, 6.0%, 8/15/34                                              12,662
      1,515            Government National Mortgage Association I, 6.5%, 3/15/26                                               1,632
      4,241            Government National Mortgage Association I, 6.5%, 6/15/28                                               4,717
      4,537            Government National Mortgage Association I, 6.5%, 6/15/28                                               4,886
        550            Government National Mortgage Association I, 6.5%, 2/15/29                                                 593
      4,444            Government National Mortgage Association I, 6.5%, 5/15/29                                               4,960
     12,342            Government National Mortgage Association I, 6.5%, 5/15/29                                              13,785
      2,320            Government National Mortgage Association I, 6.5%, 5/15/31                                               2,498
     18,929            Government National Mortgage Association I, 6.5%, 7/15/31                                              20,386
      4,579            Government National Mortgage Association I, 6.5%, 9/15/31                                               4,931
      6,219            Government National Mortgage Association I, 6.5%, 10/15/31                                              6,697
      2,463            Government National Mortgage Association I, 6.5%, 12/15/31                                              2,652
      2,604            Government National Mortgage Association I, 6.5%, 12/15/31                                              2,883
        456            Government National Mortgage Association I, 6.5%, 4/15/32                                                 491
      1,398            Government National Mortgage Association I, 6.5%, 4/15/32                                               1,520
      1,020            Government National Mortgage Association I, 6.5%, 6/15/32                                               1,099
      2,320            Government National Mortgage Association I, 6.5%, 6/15/32                                               2,556

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
      4,842            Government National Mortgage Association I, 6.5%, 6/15/32                                        $      5,215
      4,993            Government National Mortgage Association I, 6.5%, 7/15/32                                               5,377
     19,343            Government National Mortgage Association I, 6.5%, 12/15/32                                             22,138
     16,989            Government National Mortgage Association I, 7.0%, 7/15/26                                              17,452
      1,491            Government National Mortgage Association I, 7.0%, 9/15/27                                               1,516
     15,706            Government National Mortgage Association I, 7.0%, 2/15/28                                              16,142
      4,816            Government National Mortgage Association I, 7.0%, 11/15/28                                              5,123
      4,466            Government National Mortgage Association I, 7.0%, 1/15/29                                               4,924
      6,721            Government National Mortgage Association I, 7.0%, 6/15/29                                               7,164
        689            Government National Mortgage Association I, 7.0%, 7/15/29                                                 705
      2,806            Government National Mortgage Association I, 7.0%, 7/15/29                                               3,070
        664            Government National Mortgage Association I, 7.0%, 12/15/30                                                673
      1,783            Government National Mortgage Association I, 7.0%, 2/15/31                                               1,807
      2,518            Government National Mortgage Association I, 7.0%, 8/15/31                                               2,926
      8,961            Government National Mortgage Association I, 7.0%, 5/15/32                                               9,142
        362            Government National Mortgage Association I, 7.5%, 10/15/22                                                375
        143            Government National Mortgage Association I, 7.5%, 6/15/23                                                 144
         88            Government National Mortgage Association I, 7.5%, 8/15/23                                                  88
      3,211            Government National Mortgage Association I, 7.5%, 10/15/29                                              3,476
     11,171            Government National Mortgage Association II, 3.5%, 3/20/45                                             11,248
     13,841            Government National Mortgage Association II, 3.5%, 4/20/45                                             13,943
     20,819            Government National Mortgage Association II, 3.5%, 4/20/45                                             20,971
     31,109            Government National Mortgage Association II, 3.5%, 4/20/45                                             31,302
    141,600            Government National Mortgage Association II, 3.5%, 1/20/46                                            142,755
     39,762            Government National Mortgage Association II, 3.5%, 3/20/46                                             40,127
    274,307            Government National Mortgage Association II, 3.5%, 11/20/46                                           276,129
     24,947            Government National Mortgage Association II, 4.0%, 8/20/39                                             25,840
     29,482            Government National Mortgage Association II, 4.0%, 7/20/42                                             30,442
    430,200            Government National Mortgage Association II, 4.0%, 7/20/44                                            443,786
     41,058            Government National Mortgage Association II, 4.0%, 9/20/44                                             42,355
     54,083            Government National Mortgage Association II, 4.0%, 3/20/46                                             55,653
    170,393            Government National Mortgage Association II, 4.0%, 10/20/46                                           175,140
     73,938            Government National Mortgage Association II, 4.0%, 2/20/48                                             76,166
     74,165            Government National Mortgage Association II, 4.0%, 4/20/48                                             76,400
    395,000            Government National Mortgage Association II, 4.0%, 1/1/49 (TBA)                                       404,443
     10,440            Government National Mortgage Association II, 4.5%, 9/20/41                                             10,953
     70,269            Government National Mortgage Association II, 4.5%, 5/20/43                                             73,713
    194,345            Government National Mortgage Association II, 4.5%, 1/20/44                                            203,782
    179,271            Government National Mortgage Association II, 4.5%, 9/20/44                                            184,928
     52,102            Government National Mortgage Association II, 4.5%, 10/20/44                                            54,631
    108,924            Government National Mortgage Association II, 4.5%, 11/20/44                                           114,219
    673,551            Government National Mortgage Association II, 4.5%, 2/20/48                                            698,950
      2,729            Government National Mortgage Association II, 5.0%, 11/20/19                                             2,822
      1,415            Government National Mortgage Association II, 5.0%, 1/20/20                                              1,461
        842            Government National Mortgage Association II, 6.0%, 7/20/19                                                842
     11,512            Government National Mortgage Association II, 6.0%, 11/20/33                                            12,480
      2,258            Government National Mortgage Association II, 6.5%, 8/20/28                                              2,519
      3,492            Government National Mortgage Association II, 6.5%, 12/20/28                                             3,929
      2,109            Government National Mortgage Association II, 6.5%, 9/20/31                                              2,408

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

  Principal
     Amount
     USD ($)                                                                                                                   Value
                       U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
      2,629            Government National Mortgage Association II, 7.0%, 5/20/26                                       $      2,916
      7,024            Government National Mortgage Association II, 7.0%, 2/20/29                                              7,966
      1,069            Government National Mortgage Association II, 7.0%, 1/20/31                                              1,237
        591            Government National Mortgage Association II, 7.5%, 8/20/27                                                671
        212            Government National Mortgage Association II, 8.0%, 8/20/25                                                229
    575,000(j)         U.S. Treasury Bills, 1/24/19                                                                          574,198
    575,000            U.S. Treasury Bonds, 3.125%, 5/15/48                                                                  585,916
  1,508,844            U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                               1,348,922
  2,404,265            U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                                              2,206,884
  3,063,094            U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                                2,903,717
  2,189,443            U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                                                2,074,810
    520,000            U.S. Treasury Notes, 2.875%, 5/15/28                                                                  527,983
                                                                                                                        ------------
                       TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                       (Cost $54,179,419)                                                                               $ 52,638,283
                                                                                                                        ------------
                       TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 97.9%
                       (Cost $172,529,266)                                                                              $168,345,165
                                                                                                                        ------------

                                                                                                 Change
                                                                                                 in Net
                                                                                Net              Unrealized
                                                                 Dividend       Realized         Appreciation
     Shares                                                      Income         Gain (Loss)      (Depreciation)                Value
                       AFFILIATED ISSUER -- 1.6%
                       CLOSED-END FUND -- 1.6% of Net Assets
    321,413            Pioneer ILS Interval Fund(k)              $178,127       $ --             $(248,368)             $  2,780,219
                                                                                                                        ------------
                       TOTAL CLOSED-END FUND
                       (Cost $3,263,545)                                                                                $  2,780,219
                                                                                                                        ------------
                       TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 1.6%
                       (Cost $3,263,545)                                                                                $  2,780,219
                                                                                                                        ------------
                       OTHER ASSETS AND LIABILITIES -- 0.5%                                                             $    864,211
                                                                                                                        ------------
                       NET ASSETS -- 100.0%                                                                             $171,989,595
                                                                                                                        ============

(1)        Securities are restricted as to resale.

bps        Basis Points.

FREMF      Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

ICE        Intercontinental Exchange.

LIBOR      London Interbank Offered Rate.

PRIME      U.S. Federal Funds Rate.

REIT       Real Estate Investment Trust.

REMICS     Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2018, the value of these securities amounted to $51,614,214, or 30.0% of net assets.

(TBA)      "To Be Announced" Securities.

+          Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2018.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

+ Securities that used significant unobservable inputs to determine their value.

(a)        Security is perpetual in nature and has no stated maturity date.

(b) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2018.

(c) Floating rate note. Coupon rate, reference index and spread shown at December 31, 2018.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at December 31, 2018.

(e) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(f)        Rate to be determined.

(g)        Consists of Revenue Bonds unless otherwise indicated.

(h)        Represents a General Obligation Bond.

(i) This term loan will settle after December 31, 2018, at which time the interest rate will be determined.

(j) Security issued with a zero coupon. Income is recognized through accretion of discount.

(k) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc. (the "Adviser").


FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of                                       Expiration      Notional         Market             Unrealized
Contracts Long      Description                 Date            Amount           Value            Appreciation
 81                 U.S. 2 Year Note (CBT)      3/29/19         $17,080,846      $17,197,313          $116,467
109                 U.S. 5 Year Note (CBT)      3/29/19          12,289,721       12,500,937           211,216
                                                                -----------      -----------          --------
                                                                $29,370,567      $29,698,250          $327,683
                                                                ===========      ===========          ========

Number of                                       Expiration      Notional         Market             Unrealized
Contracts Short     Description                 Date            Amount           Value            Depreciation
 49                 U.S. 10 Year Note (CBT)     3/20/19         $ 5,831,935      $ 5,978,766         $(146,831)
 97                 U.S. 10 Year Ultra Bond     3/20/19          12,292,962       12,617,578          (324,616)
 14                 U.S. Long Bond (CBT)        3/20/19           1,948,974        2,044,000           (95,026)
  5                 U.S. Ultra Bond (CBT)       3/20/19             761,133          803,281           (42,148)
                                                                -----------      -----------         ---------
                                                                $20,835,004      $21,443,625         $(608,621)
TOTAL FUTURES CONTRACTS                                         $ 8,535,563      $ 8,254,625         $(280,938)
                                                                ===========      ===========         =========

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

                                                                                                              Unrealized
Notional                                                          Pay/       Annual     Expiration Premiums Appreciation    Market
Amount ($)(1) Obligation Reference/Index                          Receive(2) Fixed Rate Date       Paid     (Depreciation)   Value
1,200,000     Markit CDX North America Investment                 Receive    1.00%      6/20/20    $19,383       $(10,471) $ 8,912
              Grade Index Series 24
  847,305     Markit CDX North America High Yield Index Series 31 Receive    5.00%      12/20/23    13,116          5,249   18,365
                                                                                                   -------       --------  -------
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION                           $32,499       $ (5,222) $27,277
                                                                                                   -------       --------  -------

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

Notional                             Obligation              Pay/       Annual     Expiration Premiums   Unrealized  Market
Amount ($)(1) Counterparty           Reference/Index         Receive(2) Fixed Rate Date       Received Appreciation   Value
 140,000      JPMorgan Chase Bank NA Simon Property Group LP Receive    1.00%      6/20/22    $  (462)       $2,884 $ 2,422
 100,000      JPMorgan Chase Bank NA Simon Property Group LP Receive    1.00%      6/20/22       (283)        2,013   1,730
                                                                                              -------        ------ -------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION                 $  (745)       $4,897 $ 4,152
                                                                                              -------        ------ -------
TOTAL SWAP CONTRACTS                                                                          $31,754        $(325) $31,429
                                                                                              =======        =====  =======

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2018 were as follows:

                                                         Purchases            Sales
       Long-Term U.S. Government                         $ 7,603,191        $17,016,051
       Other Long-Term Securities                        $72,699,590        $57,231,218

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2018, the Portfolio engaged in purchases of $619,020 pursuant to these procedures, which resulted in a net realized gain/loss of $0. During the year ended December 31, 2018, the Portfolio did not engage in sales pursuant to these procedures.

At December 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $175,753,641 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost      $   597,725
    Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value       (5,475,491)
                                                                                                                        ------------
    Net unrealized depreciation                                                                                         $(4,877,766)
                                                                                                                        ============

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2018, in valuing the Portfolio's investments.

                                                                            Level 1         Level 2       Level 3          Total
Convertible Preferred Stocks                                               $ 923,921     $         --     $    --      $    923,921
Asset Backed Securities                                                           --       10,308,104          --        10,308,104
Collateralized Mortgage Obligations                                               --       40,477,457          --        40,477,457
Corporate Bonds                                                                   --       52,903,406          --        52,903,406
Foreign Government Bonds                                                          --          619,346          --           619,346
Insurance-Linked Securities
 Reinsurance Sidecars
   Multiperil - Worldwide                                                         --               --      42,775            42,775
Municipal Bonds                                                                   --        3,560,628          --         3,560,628
Senior Secured Floating Rate Loan Interests                                       --        6,871,245          --         6,871,245
U.S. Government and Agency Obligations                                            --       52,638,283          --        52,638,283
Closed-End Fund                                                                   --        2,780,219          --         2,780,219
                                                                           ---------     ------------     -------      ------------
Total Investments in Securities                                            $ 923,921     $170,158,688     $42,775      $171,125,384
                                                                           =========     ============     =======      ============
Other Financial Instruments
Net unrealized depreciation on futures contracts                           $(280,938)    $         --     $    --      $   (280,938)
Swap contracts, at value                                                          --           31,429          --            31,429
                                                                           ---------     ------------     -------      ------------
Total Other Financial Instruments                                          $(280,938)    $     31,429     $    --      $   (249,509)
                                                                           =========     ============     =======      ============

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                                                 Insurance-
                                                                                  Linked
                                                                                 Securities
Balance as of 12/31/17(a)                                                        $ 44,260
Realized gain (loss)(1)                                                                --
Change in unrealized appreciation (depreciation)(2)                               (13,241)
Accrued discounts/premiums                                                             --
Purchases                                                                          50,000
Sales                                                                             (38,244)
Transfers in to Level 3*                                                               --
Transfers out of Level 3*                                                              --
                                                                                 --------
Balance as of 12/31/18                                                           $ 42,775
                                                                                 ========

(a) Securities were classified as Corporate Bonds on the December 31, 2017 financial statements.

(1)   Realized gain (loss) on these securities is included in net realized gain
      (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended December 31, 2018, there were no transfers between Levels 1, 2 and 3.


Net change in unrealized appreciation (depreciation) of Level 3 investments
still held and considered Level 3 at December 31, 2018:                                 $(10,441)
                                                                                        =========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/18
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $172,529,266)                      $168,345,165
   Investments in affiliated issuers, at value (cost $3,263,545)                             2,780,219
   Cash                                                                                      1,171,217
   Swaps collateral                                                                            110,470
   Futures collateral                                                                          255,075
   Due from broker for futures                                                                 280,937
   Variation margin for centrally cleared swap contracts                                         1,534
   Swap contracts, at value (net premiums paid $31,754)                                         31,429
   Receivables --
      Investment securities sold                                                               155,613
      Portfolio shares sold                                                                    113,918
      Interest                                                                                 908,539
      Dividends                                                                                  7,087
   Other assets                                                                                 28,713
                                                                                          ------------
         Total assets                                                                     $174,189,916
                                                                                          ------------
LIABILITIES:
   Payables --
      Investment securities purchased                                                     $  1,703,942
      Portfolio shares repurchased                                                              34,622
      Trustees' fees                                                                               215
   Variation margin for futures contracts                                                       35,500
   Net unrealized depreciation on futures contracts                                            280,938
   Due to broker for swaps                                                                      27,118
   Due to affiliates                                                                            13,156
   Accrued expenses                                                                            104,830
                                                                                          ------------
         Total liabilities                                                                $  2,200,321
                                                                                          ------------
NET ASSETS:
   Paid-in capital                                                                        $177,869,837
   Distributable earnings (loss)                                                            (5,880,242)
                                                                                          ------------
         Net assets                                                                       $171,989,595
                                                                                          ============
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $46,125,059/4,366,765 shares)                                        $      10.56
                                                                                          ============
   Class II (based on $125,864,536/11,888,965 shares)                                     $      10.59
                                                                                          ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
  For the Year Ended 12/31/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers                                        $ 6,099,270
   Dividends from affiliated issuers                                             178,127
   Dividends from unaffiliated issuers                                            90,570
                                                                             -----------
      Total investment income                                                                    $ 6,367,967
                                                                                                 -----------
EXPENSES:
   Management fees                                                           $   690,535
   Administrative expense                                                         92,677
   Distribution fees
      Class II                                                                   309,863
   Custodian fees                                                                105,883
   Professional fees                                                              61,977
   Printing expense                                                               34,112
   Pricing expense                                                               112,625
   Trustees' fees                                                                  7,700
   Insurance expense                                                               2,156
   Miscellaneous                                                                   3,858
      Total expenses                                                                             $ 1,421,386
                                                                                                 -----------
         Less fees waived and expenses reimbursed by the Adviser                                     (51,280)
            Net expenses                                                                           1,370,106
                                                                                                 -----------
              Net investment income                                                              $ 4,997,861
                                                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                    $(1,052,455)
      Futures contracts                                                          549,619
      Swap contracts                                                              14,167         $  (488,669)
                                                                             -----------         -----------
  Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                    $(5,696,533)
      Investments in affiliated issuers                                         (248,368)
      Futures contracts                                                         (391,747)
      Swap contracts                                                              21,266         $(6,315,382)
                                                                             -----------         -----------
  Net realized and unrealized gain (loss) on investments                                         $(6,804,051)
                                                                                                 -----------
  Net decrease in net assets resulting from operations                                           $(1,806,190)
                                                                                                 ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                      Year Ended     Year Ended
                                                                                                       12/31/18       12/31/17
FROM OPERATIONS:
Net investment income (loss)                                                                        $  4,997,861     $  3,996,436
Net realized gain (loss) on investments                                                                 (488,669)         853,713
Change in net unrealized appreciation (depreciation) on investments                                   (6,315,382)       1,176,573
                                                                                                    -------------    --------------
      Net increase (decrease) in net assets resulting from operations                               $ (1,806,190)    $  6,026,722
                                                                                                    -------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
      Class I ($0.39 and $0.35 per share, respectively)                                             $ (1,758,198)    $ (1,704,110)*
      Class II ($0.36 and $0.33 per share, respectively)                                              (4,146,560)      (3,304,969)*
                                                                                                    -------------    --------------
         Total distributions to shareowners                                                         $ (5,904,758)    $ (5,009,079)
                                                                                                    -------------    --------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                                   $ 28,379,926     $ 48,929,968
Reinvestment of distributions                                                                          5,904,758        5,005,475
Cost of shares repurchased                                                                           (26,495,559)     (26,968,298)
                                                                                                    -------------    --------------
      Net increase in net assets resulting from Portfolio share transactions                        $  7,789,125     $ 26,967,145
                                                                                                    -------------    --------------
      Net increase in net assets                                                                    $     78,177     $ 27,984,788
NET ASSETS:**
Beginning of year                                                                                   $171,911,418     $143,926,630
                                                                                                    -------------    --------------
End of year                                                                                         $171,989,595     $171,911,418
                                                                                                    =============    ==============
* For the year ended December 31, 2017, distributions to shareowners were presented as follows:
Net investment income:
      Class I ($0.31 per share)                                                                                      $ (1,509,444)
      Class II ($0.29 per share)                                                                                       (2,913,195)
Net realized gain:
      Class I ($0.04 per share)                                                                                      $   (194,666)
      Class II ($0.04 per share)                                                                                         (391,774)
** For the year ended December 31, 2017, undistributed net investment income was presented as follows: $89,554.

                                            Year Ended         Year Ended         Year Ended         Year Ended
                                            12/31/18            12/31/18          12/31/17            12/31/17
                                              Shares             Amount             Shares             Amount
CLASS I
Shares sold                                    782,378        $  8,410,846         1,607,025        $ 17,761,272
Reinvestment of distributions                  164,648           1,758,198           154,058           1,700,506
Less shares repurchased                     (1,079,247)        (11,531,124)       (1,680,185)        (18,539,423)
                                            ----------        ------------        ----------        ------------
      Net increase (decrease)                 (132,221)       $ (1,362,080)           80,898        $    922,355
                                            ==========        ============        ==========        ============
CLASS II
Shares sold                                  1,855,121        $ 19,969,080         2,822,428        $ 31,168,696
Reinvestment of distributions                  387,375           4,146,560           298,831           3,304,969
Less shares repurchased                     (1,399,303)        (14,964,435)         (763,890)         (8,428,875)
                                            ----------        ------------        ----------        ------------
      Net increase                             843,193        $  9,151,205         2,357,369        $ 26,044,790
                                            ==========        ============        ==========        ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended    Year Ended     Year Ended     Year Ended     Year Ended
                                                               12/31/18      12/31/17       12/31/16*      12/31/15*      12/31/14*
Class I
Net asset value, beginning of period                           $ 11.04       $ 10.96        $ 10.83        $ 11.23        $ 11.01
                                                               -------       -------        -------        -------        -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.33(a)    $  0.29(a)     $  0.27(a)     $  0.28(a)     $  0.37
   Net realized and unrealized gain (loss) on investments        (0.42)         0.14           0.18          (0.25)          0.29
                                                               -------       -------        -------        -------        -------
      Net increase (decrease) from investment operations       $ (0.09)      $  0.43        $  0.45        $  0.03        $  0.66
                                                               -------       -------        -------        -------        -------
Distributions to shareowners:
   Net investment income                                       $ (0.36)      $ (0.31)       $ (0.31)       $ (0.33)       $ (0.38)
   Net realized gain                                             (0.03)        (0.04)         (0.01)         (0.10)         (0.06)
                                                               -------       -------        -------        -------        -------
Total distributions                                            $ (0.39)      $ (0.35)       $ (0.32)       $ (0.43)       $ (0.44)
                                                               -------       -------        -------        -------        -------
Net increase (decrease) in net asset value                     $ (0.48)      $  0.08        $  0.13        $ (0.40)       $  0.22
                                                               -------       -------        -------        -------        -------
Net asset value, end of period                                 $ 10.56       $ 11.04        $ 10.96        $ 10.83        $ 11.23
                                                               =======       =======        =======        =======        =======
Total return (b)                                                 (0.84)%        4.01%          4.10%          0.30%          6.05%
Ratio of net expenses to average net assets (c)                   0.61%         0.61%          0.62%          0.62%          0.62%
Ratio of net investment income (loss) to average net assets       3.07%         2.59%          2.46%          2.56%          3.30%
Portfolio turnover rate                                             44%           42%            50%            41%           119%
Net assets, end of period (in thousands)                       $46,125       $49,672        $48,442        $24,785        $25,470
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (c)                       0.64%         0.61%          0.68%          0.81%          0.99%
   Net investment income (loss) to average net assets             3.04%         2.59%          2.40%          2.37%          2.93%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

                                                                Year Ended    Year Ended     Year Ended    Year Ended     Year Ended
                                                                 12/31/18      12/31/17       12/31/16*     12/31/15*      12/31/14*
Class II
Net asset value, beginning of period                            $  11.07      $  10.99       $ 10.85       $ 11.25        $ 11.03
                                                                --------      --------       -------       -------        -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $   0.30(a)   $   0.26(a)    $  0.25(a)    $  0.24(a)     $  0.33
   Net realized and unrealized gain (loss) on investments          (0.42)         0.15          0.18         (0.23)          0.30
                                                                --------      --------       -------       -------        -------
      Net increase (decrease) from investment operations        $  (0.12)     $   0.41       $  0.43       $  0.01        $  0.63
                                                                --------      --------       -------       -------        -------
Distributions to shareowners:
   Net investment income                                        $  (0.33)     $  (0.29)      $ (0.28)      $ (0.31)       $ (0.35)
   Net realized gain                                               (0.03)        (0.04)        (0.01)        (0.10)         (0.06)
                                                                --------      --------       -------       -------        -------
Total distributions                                             $  (0.36)     $  (0.33)      $ (0.29)      $ (0.41)       $ (0.41)
                                                                --------      --------       -------       -------        -------
Net increase (decrease) in net asset value                      $  (0.48)     $   0.08       $  0.14       $ (0.40)       $  0.22
                                                                --------      --------       -------       -------        -------
Net asset value, end of period                                  $  10.59      $  11.07       $ 10.99       $ 10.85        $ 11.25
                                                                ========      ========       =======       =======        =======
Total return (b)                                                   (1.08)%        3.74%         3.92%         0.08%          5.79%
Ratio of net expenses to average net assets (c)                     0.86%         0.86%         0.88%         0.84%          0.86%
Ratio of net investment income (loss) to average net assets         2.83%         2.35%         2.21%         2.18%          2.98%
Portfolio turnover rate                                               44%           42%           50%           41%           119%
Net assets, end of period (in thousands)                        $125,865      $122,239       $95,484       $65,727        $21,539
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (c)                         0.89%         0.86%         0.94%         1.03%          1.23%
   Net investment income (loss) to average net assets               2.80%         2.35%         2.16%         1.99%          2.62%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

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Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Bond VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio seeks current income and total return.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end interval funds that offer their shares at net asset value are valued at such fund's net asset value.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial

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Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At December 31, 2018, the Portfolio was permitted to carry forward indefinitely $574,380 of short-term losses and $594,566 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                     2018                2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                              $5,651,699         $4,787,637
      Long-term capital gain                          253,059            221,442
                                                   ----------         ----------
       Total                                       $5,904,758         $5,009,079
                                                   ==========         ==========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                        2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                 $   166,470
      Capital loss carryforward                                      (1,168,946)
      Net unrealized depreciation                                    (4,877,766)
                                                                    ------------
       Total                                                        $(5,880,242)
                                                                    ============

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax adjustments relating to wash sales, premium and amortization, and credit default swaps, the mark to market of future contracts and credit default swaps.

D.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

E.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Portfolio faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

      The Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions, or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

F.    Insurance-Linked Securities ("ILS")

      The Portfolio invests in event-linked bonds and other ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks,

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

      Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio's investment in Pioneer ILS Interval Fund at December 31, 2018 is listed in the Schedule of Investments.

G.    Futures Contracts

      The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the year ended December 31, 2018, was $6,607,204. Open futures contracts outstanding at December 31, 2018 are listed in the Schedule of Investments.

H.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

      As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swaps is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended December 31, 2018 was $(107,130). Open credit default swap contracts at December 31, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Portfolio's average daily net assets. For the year ended December 31, 2018, the effective management fee was equivalent to 0.40% of the Portfolio's average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio's assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the fiscal year ended December 31, 2018, the Adviser waived $51,280 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all Portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.62% of the average daily net assets attributable to Class I shares. Class II shares expenses will be reduced only to the extent portfolio-wide expenses are reduced for Class I shares. Fees waived and expenses reimbursed during the year ended December 31, 2018, if any, are reflected on the Statement of Operations. This expense limitation is in effect through May 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,865 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,291 in distribution fees payable to the Distributor at December 31, 2018.

5. Master Netting Agreements

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of December 31, 2018.

------------------------------------------------------------------------------------------------------------
                            Derivative
                          Assets Subject
                            to Master       Derivatives     Non-Cash                           Net Amount of
                             Netting         Available     Collateral     Cash Collateral       Derivative
Counterparty                Agreement        for Offset    Received (a)     Received (a)        Assets (b)
------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank NA       $4,897            $ --           $ --             $ --                $4,897
------------------------------------------------------------------------------------------------------------
  Total                      $4,897            $ --           $ --             $ --                $4,897

---------------------------------------------------------------------------------------------------------------------
                              Derivative
                          Liabilities Subject
                              to Master           Derivatives       Non-Cash                          Net Amount of
                               Netting             Available       Collateral    Cash Collateral       Derivative
Counterparty                  Agreement           for Offset       Pledged (a)      Pledged (a)       Liabilities (c)
---------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank NA          $ --                 $ --            $ --             $ --                $ --
---------------------------------------------------------------------------------------------------------------------
  Total                         $ --                 $ --            $ --             $ --                $ --

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.


6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2018 was as follows:

-----------------------------------------------------------------------------------------------
Statement of Assets     Interest      Credit           Foreign           Equity      Commodity
and Liabilities        Rate Risk       Risk       Exchange Rate Risk      Risk          Risk
-----------------------------------------------------------------------------------------------
Assets
  Swap contracts,
   at value            $     --      $31,429             $ --             $ --          $ --
-----------------------------------------------------------------------------------------------
  Total Value          $     --      $31,429             $ --             $ --          $ --
-----------------------------------------------------------------------------------------------
Liabilities
  Net unrealized
  depreciation on
  futures contracts    $280,938      $    --             $ --             $ --          $ --
-----------------------------------------------------------------------------------------------
  Total Value          $280,938      $    --             $ --             $ --          $ --

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2018 was as follows:

------------------------------------------------------------------------------------------------------------
Statement of                 Interest       Credit              Foreign           Equity         Commodity
Operations                  Rate Risk        Risk         Exchange Rate Risk       Risk             Risk
------------------------------------------------------------------------------------------------------------
Net realized
gain (loss) on:
  Futures contracts        $ 549,619       $    --                $ --             $ --            $ --
  Swap contracts                  --        14,167                  --               --              --
------------------------------------------------------------------------------------------------------------
  Total Value              $ 549,619       $14,167                $ --             $ --            $ --
------------------------------------------------------------------------------------------------------------
Change in net
unrealized appreciation
(depreciation) on:
  Futures contracts        $(391,747)      $    --                $ --             $ --            $ --
  Swap contracts                  --        21,266                  --               --              --
------------------------------------------------------------------------------------------------------------
  Total Value              $(391,747)      $21,266                $ --             $ --            $ --

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of
Pioneer Bond VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Bond VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended December 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Bond VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
February 14, 2019

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Bond VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2018 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2018, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Bond VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers
The Portfolio's Trustees and Officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds") . The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (68)      Trustee since 2006. Serves until  Private investor (2004 - 2008 and 2013 - Director, Broadridge Financial
Chairman of the Board     a successor trustee is elected    present); Chairman (2008 - 2013) and     Solutions, Inc. (investor
and Trustee               or earlier retirement or removal. Chief Executive Officer (2008 - 2012),   communications and securities
                                                            Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)        Trustee since 2005. Serves until  Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                   a successor trustee is elected    Advisors (corporate advisory  services   Trust (publicly-traded mortgage
                          or earlier retirement or removal. company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                                                            present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and             fund) (2010 - 2017); Director
                                                            consulting company) (2010); Executive    of Oxford Analytica, Inc.
                                                            Vice President and Chief Financial       (2008 - 2015); and Director of
                                                            Officer, I-trax, Inc. (publicly traded   Enterprise Community
                                                            health care services  company) (2004 -   Investment, Inc. (privately-
                                                            2007); and Executive Vice President and  held affordable housing
                                                            Chief Financial Officer, Pedestal Inc.   finance company) (1985 - 2010)
                                                            (internet-based mortgage trading
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); and Executive, The World Bank
                                                            (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74) Trustee since 2008. Serves until  William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                   a successor trustee is elected    Political Economy, Harvard University    Funds Investment Trust and
                          or earlier retirement or removal. (1972 - present)                         Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (71) Trustee since 2000. Serves until  Founding Director, Vice-President and    None
Trustee                   a successor trustee is elected    Corporate Secretary, The Winthrop
                          or earlier retirement or removal. Group, Inc. (consulting firm) (1982 -
                                                            present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            2017); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)  Trustee since 2017. (Advisory     Chief Investment Officer, 1199 SEIU      None
Trustee                   Trustee from 2014 - 2017)         Funds (healthcare workers union pension
                          Serves until a successor trustee  funds) (2001 - present); Vice is elected or earlier retirement  President - International Investments
                          or removal.                       Group, American International Group,
                                                            Inc. (insurance company) (1993 - 2001);
                                                            Vice President - Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); and Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd. (investment
                                                            bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)  Trustee since 1995. Serves until  President and Chief Executive Officer,   Director of New America High
Trustee                   a successor trustee is elected    Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                          or earlier retirement or removal. banking firm) (1981 - present)           investment company) (2004 -
                                                                                                     present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)    Trustee since 2014. Serves until  Consultant (investment company services) None
Trustee                   a successor trustee is elected    (2012 - present); Executive Vice
                          or earlier retirement or removal. President, BNY Mellon (financial and investment company services) (1969 -
                                                            2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon Overseas
                                                            Investment Corp. (financial services)
                                                            (2009 - 2012); Director, Financial
                                                            Models (technology) (2005 - 2007);
                                                            Director, BNY Hamilton Funds, Ireland
                                                            (offshore investment companies) (2004 -
                                                            2007); Chairman/Director, A2B/BNY
                                                            Securities Services Ltd., Ireland
                                                            (financial services) (1999 - 2006); and
                                                            Chairman, BNY Alternative Investment
                                                            Services, Inc. (financial services)
                                                            (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INTERESTED TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (56)*       Trustee since 2017. Serves until  Director, CEO and President of Amundi    None
Trustee, President and    a successor trustee is elected    Pioneer Asset Management USA, Inc.
Chief Executive Officer   or earlier retirement or removal  (since September 2014); Director, CEO and President of Amundi Pioneer Asset
                                                            Management, Inc. (since September 2014);
                                                            Director, CEO and President of Amundi
                                                            Pioneer Distributor, Inc. (since
                                                            September 2014); Director, CEO and
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Chair, Amundi
                                                            Pioneer Asset Management USA, Inc.,
                                                            Amundi Pioneer Distributor, Inc. and
                                                            Amundi Pioneer Institutional Asset
                                                            Management, Inc. (September 2014 -
                                                            2018); Managing Director, Morgan
                                                            Stanley Investment Management (2010 -
                                                            2013); and Director of Institutional
                                                            Business, CEO of International, Eaton
                                                            Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*   Trustee since 2014. Serves until  Director and Executive Vice President    None
Trustee                   a successor trustee is elected    (since 2008) and Chief Investment
                          or earlier retirement or removal  Officer, U.S. (since 2010) of Amundi
                                                            Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); and Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.



TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J.            Since 2003. Serves at the         Vice President and Associate General     None
Kelley (54)               discretion of the Board           Counsel of Amundi Pioneer since
Secretary and Chief                                         January 2008; Secretary and Chief Legal
Legal Officer                                               Officer of all of the Pioneer Funds
                                                            since June 2010; Assistant Secretary of
                                                            all of the Pioneer Funds from September
                                                            2003 to May 2010; and Vice President
                                                            and Senior Counsel of Amundi Pioneer
                                                            from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)    Since 2010. Serves at the         Fund Governance Director of Amundi       None
Assistant Secretary       discretion of the Board           Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Bond VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Thomas Reyes (56)         Since 2010. Serves at the         Senior Counsel of Amundi Pioneer since   None
Assistant Secretary       discretion of the Board           May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010; and
                                                            Counsel of Amundi Pioneer from June 2007
                                                            to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)      Since 2008. Serves at the         Vice President - Fund Treasury of        None
Treasurer and Chief       discretion of the Board           Amundi Pioneer; Treasurer of all of the
Financial and                                               Pioneer Funds since March 2008; Deputy
Accounting Officer                                          Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)     Since 2000. Serves at the         Director - Fund Treasury of Amundi       None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)        Since 2002. Serves at the         Senior Manager - Fund Treasury of Amundi None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)     Since 2009. Serves at the         Senior Manager - Fund Treasury of        None
Assistant Treasurer       discretion of the Board           Amundi Pioneer since November 2008;
                                                            Assistant Treasurer of all of the
                                                            Pioneer Funds since January 2009; and
                                                            Client Service Manager - Institutional
                                                            Investor Services at State Street Bank
                                                            from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)          Since 2018. Serves at the         Managing Director, Chief Compliance      None
Chief Compliance Officer  discretion of the Board           Officer of Amundi Pioneer Asset
                                                            Management; Amundi Pioneer Institutional
                                                            Asset Management, Inc.; and the Pioneer
                                                            Funds since September 2018; and Chief
                                                            Compliance Officer of Amundi Pioneer
                                                            Distributor, Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)      Since 2006. Serves at the         Vice President of Amundi Pioneer Asset   None
Anti-Money Laundering     discretion of the Board           Management and Anti-Money Laundering
Officer                                                     Officer of all the Pioneer Funds
                                                            since 2006
------------------------------------------------------------------------------------------------------------------------------------

                          This page is for your notes.

                          This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18656-13-0219

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                   Pioneer Select Mid Cap Growth VCT Portfolio -- Class I Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2018

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth VCT Portfolio

   Portfolio and Performance Update                                           2

   Comparing Ongoing Portfolio Expenses                                       3

   Portfolio Management Discussion                                            4

   Schedule of Investments                                                    8

   Financial Statements                                                      13

   Notes to Financial Statements                                             17

   Report of Independent Registered Public Accounting Firm                   21

   Additional Information                                                    22

   Approval of Investment Management Agreement                               23

   Trustees, Officers and Service Providers                                  26

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/18
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of total investments)*

Information Technology                                                     29.0%
Consumer Discretionary                                                     17.4%
Industrials                                                                17.0%
Health Care                                                                16.7%
Communication Services                                                      5.5%
Financials                                                                  4.2%
Materials                                                                   3.4%
Real Estate                                                                 2.2%
Consumer Staples                                                            1.8%
Energy                                                                      1.6%
Government                                                                  1.2%

5 Largest Holdings
(As a percentage of total investments)*

1.  Live Nation
    Entertainment, Inc.                                                    2.23%
--------------------------------------------------------------------------------
2.  Dollar Tree, Inc.                                                      2.00
--------------------------------------------------------------------------------
3.  IAC/InterActiveCorp                                                    1.95
--------------------------------------------------------------------------------
4.  Thomson Reuters Corp.                                                  1.91
--------------------------------------------------------------------------------
5.  Ross Stores, Inc.                                                      1.68
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/18
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                  12/31/18          12/31/17
   Class I                                  $24.82            $30.23

                                Net
Distributions per Share         Investment      Short-Term         Long-Term
(1/1/18 - 12/31/18)             Income          Capital Gains      Capital Gains
   Class I                      $ --            $0.8331            $3.2545

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I shares of Pioneer Select Mid Cap Growth VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Growth Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer
               Select Mid
               Cap Growth
               VCT                 Russell Mid
               Portfolio           Cap Growth
               Class I             Index
12/08          $10,000             $10,000
12/09          $14,456             $14,629
12/10          $17,379             $18,489
12/11          $16,986             $18,184
12/12          $18,180             $21,058
12/13          $25,898             $28,584
12/14          $28,341             $31,986
12/15          $28,802             $31,922
12/16          $29,878             $34,262
12/17          $38,850             $42,919
12/18          $36,332             $40,880

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2018)

--------------------------------------------------------------
                                               Russell Midcap
                          Class I                Growth Index
--------------------------------------------------------------
10 Years                  13.77%                        15.12%
5 Years                    7.00%                         7.42%
1 Year                    -6.48%                        -4.75%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide  your  account  value  by  $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on actual returns from July 1, 2018 through December 31, 2018.

      Share Class                                                           I
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/18                               $1,000.00
      Ending Account Value on 12/31/18                                $  873.61
      Expenses Paid During Period*                                    $    4.25

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2018 through December 31, 2018.

      Share Class                                                         I
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/18                               $1,000.00
      Ending Account Value on 12/31/18                                $1,020.67
      Expenses Paid During Period*                                    $    4.58

* Expenses are equal to the Portfolio's annualized expense ratio of 0.90% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18
--------------------------------------------------------------------------------

Call 1-800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth VCT Portfolio during the 12-month period ended December 31, 2018. Mr. Winston, a senior vice president at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and lead portfolio manager, is responsible for the day-to-day management of the Portfolio, along with Shaji John, a vice president and a portfolio manager at Amundi Pioneer, and David Sobell, a vice president and portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2018?

A: Pioneer Select Mid Cap Growth VCT Portfolio's Class I shares returned -6.48% at net asset value during the 12-month period ended December 31, 2018, while the Portfolio's benchmark, the Russell Midcap Growth Index, returned -4.75%.

Q: How would you describe the investment environment in the equity market during the 12-month period ended December 31, 2018?

A: The Portfolio's fiscal year ended December 31, 2018, was a very volatile 12-month period for domestic equities. Domestic stock indices rocketed higher in January (up by more than 10%), sharply corrected in February 2018 and declined slightly in March, with the Standard & Poor's 500 Index (the S&P 500) falling by more than 9% from peak-to-trough over the course of those first three months. The February 2018 market correction was driven by a sharp rise in the 10-year government (U.S. Treasury) bond yield, which started the 12-month period at 2.41%, but rose to 2.95% by mid-February. The increase in the 10-year Treasury yield was believed to be a result of heightened inflation expectations driven by wage-rate increases, which began to accelerate during the January/February period. Additionally, the Federal Reserve (the Fed) was, at the same time, signaling its intention to raise short-term interest rates throughout 2018 and possibly into 2019.

      After March, the 10-year Treasury yield stabilized and the following six months saw equity investors bidding up stock prices again, due to strong corporate earnings reports that came out over the first two calendar quarters of 2018. Equity returns during the April-September period were also buoyed by improved levels in both business and consumer confidence, which were the result, to a certain degree, of reduced U.S. business and personal income tax rates that went into effect in January 2018. Employment trends also improved over the first half of the period, with the unemployment rate reaching 3.8% at the end of May, a multi-decade low.

      Market volatility returned after domestic equities peaked again at the end of September, however, as October saw another sharp market correction, with the S&P 500 declining by 10% from peak-to-trough during the month. The October correction disproportionately punished stocks of secular growth companies -- which are a focus for us in managing the Portfolio -- and was driven by two large concerns that haunted equity markets: 1) the continued prospect for multiple short-term interest-rate increases by the Fed in 2018 and 2019, even as economic data (particularly in housing) was beginning to soften; and 2) the potential dampening effect on the economy and corporate earnings of U.S. tariffs, and the threat of a possible trade war with China, as the U.S. threatened to substantially increase the level and rate of tariffs on Chinese imports beginning on January 1, 2019. Volatility remained high over the final two months of the year, and after a better month of November,

4

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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

      December saw the S&P 500 plummet by more than 9% as market participants seemed to obsess over the two large concerns mentioned earlier. The late-year slump caused the S&P 500 to finish 2018 down by more than 4%. Mid-cap growth stocks, as measured by the Portfolio's benchmark, the Russell Midcap Growth Index (the Russell Index), fared even worse over the final months of the year, returning -15.99% for the fourth quarter of 2018 and finishing the full 12 months down by 4.75%.

      Within the Russell Index, the worst-performing sectors were materials and energy, both down by more than 20% for the full 12-month period ended December 31, 2018, while the financials sector returned -13.5%. The top-performing sectors in the Russell Index over the 12 months were consumer staples and utilities, each up by more than 9%, and information technology, which weathered a very difficult final quarter to finish the year in positive territory (up by 4%).

Q: Which of your investment decisions had the greatest effects on the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2018?

A: Stock selection was the main driver of the Portfolio's benchmark-relative underperformance during the 12-month period, as negative selection versus the Russell Index in consumer discretionary, consumer staples, and industrials more than offset the benefits of good selection results in health care and communication services. Sector allocation was slightly negative for the Portfolio's benchmark-relative returns during the period. The Portfolio's overweight to the solid-performing health care sector aided benchmark-relative performance, but that positive was countered by the negative effects of an underweight to the better-performing information technology sector.

Q: Which individual Portfolio holdings contributed the most to, or detracted the most from, the benchmark-relative performance during the 12-month period ended December 31, 2018?

A: With regard to individual positions, the Portfolio's stake in XPO Logistics (industrials) was the biggest detractor from benchmark-relative returns over the 12-month period. XPO is an innovative global transportation/logistics provider. The company's shares declined in the fourth quarter after it reported third-quarter earnings that disappointed the Street. The earnings disappointment was the result of an unusual customer bankruptcy. Additionally, XPO's shares further declined following a short-seller's report that accused the company of questionable accounting practices, among other negative allegations. We believe the core business fundamentals for XPO remain in line with our expectations, however, and we believe the short-seller's report was highly inaccurate and untruthful, and so we retained the Portfolio's XPO position. A position in Hain Celestial, a maker of natural and organic foods, also detracted from the Portfolio's benchmark-relative returns during the period after the company disappointed investors with weaker-than-expected sales results as well as projections for weaker forward profitability than we had anticipated. After the disappointing performance, we exited the Portfolio's position.

      Two stocks in which the Portfolio was either underweight versus the benchmark, or did not own at all -- Edwards Lifesciences and Workday -- were also large detractors from relative performance during the 12-month period. The Portfolio did not own shares of Workday, a large component of the Russell Index, during the 12-month period, and lack of exposure to the stock

                                                                               5

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--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18                             (continued)
--------------------------------------------------------------------------------

      detracted from benchmark-relative returns. Workday provides enterprise cloud-based applications for human capital and financial management. The company's shares appreciated significantly during the 12 months in response to a better-than-expected earnings report for the third quarter of 2018. Workday's shares support a very high valuation, and given our valuation-sensitive investment process in managing the Portfolio, we did not believe the future discounted earnings potential of the company warranted the high valuation, an assessment that turned out to be incorrect. The Portfolio did own shares of Edwards Lifesciences, which makes products to treat late-stage cardiovascular disease, but we sold the position during the third quarter after the stock reached our price target. Unfortunately, the Portfolio's average underweight in the stock over the full 12 months compared with the Russell Index had a negative effect on benchmark-relative performance.

      On the positive side, the Portfolio's position in Foundation Medicine, which provides diagnostic tests that enable optimal, personalized cancer treatments, was a strong contributor to benchmark-relative performance during the period. In the fourth quarter of 2017, Foundation's shares benefited from a joint announcement by the Food and Drug Administration
      (FDA) and The Centers for Medicare and Medicaid Services (CMS) that Medicare would provide coverage for the company's "Foundation One" tests (via a parallel review process). Then, in late-June 2018, Foundation's share price increased again after the company agreed to be wholly acquired by its largest investor and partner, Roche, which offered to buy all of the remaining Foundation shares at a 28% premium over the shares' trading price prior to the offer. We sold the Portfolio's position in Foundation after the acquisition offer was announced. Shares of Zendesk, a provider of web-based help-desk software, was another positive contributor to the Portfolio's benchmark-relative returns over the full 12-month period. In the first quarter of the year, the company reported 40% year-over-year revenue growth for the second half of 2017, which represented an acceleration from 36% revenue growth in the first half of 2017. Zendesk has been benefiting from the need of enterprises to move away from legacy help-desk software in favor of easier to deploy -- and easier to use -- next-generation web-based software. Another positive contributor to relative performance was the Portfolio's position in Thomson Reuters. The company's share price increased during the fourth quarter as it demonstrated -- through an analyst day and its third-quarter earnings report -- that it is well positioned to accelerate organic growth by focusing on its attractive legal and accounting subscription businesses after having sold a majority interest in its financial services-related businesses.

Q: Did the Portfolio have any derivative exposure during the 12-month period ended December 31, 2018?

A: No, we did not invest the Portfolio in derivative securities during the period.

Q: What is your outlook as the Portfolio moves into a new fiscal year, and how is the Portfolio positioned?

A: Domestic stocks were on shaky ground as the 12-month period ended December 31, 2018, came to a close. As we mentioned earlier, heightened concerns about the possibility of a continued rise in short-term interest rates in the face of a potentially slowing economy, and about the ongoing U.S. trade discussions with China were the key drivers of the market slump at the end of 2018.

6

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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

      We see the potential for both of those risks to be ameliorated in early 2019, as the Fed, after its last rate hike in December 2018, could very well decide to do a "one and done" move with respect to interest-rate increases from here, and the U.S. government may be able to negotiate a trade agreement with China that is acceptable to all parties. However, both situations, and their potential resolutions, are difficult to handicap. In any event, we believe economic growth is likely to slow in 2019 from the robust pace we witnessed in 2018, but we believe it is unlikely that the economy will go into recession in the coming year. In the slower, but stable economic environment that we expect, we believe investors are likely to again favor stocks of secular growth companies that are not dependent on macroeconomic growth in order to flourish.

      We believe larger-cap companies will continue to look to acquire mid-cap companies, particularly in the information technology and health care sectors, in order to generate top-line growth that is not available in a slowing economy; therefore, we believe mid-cap stocks are likely to benefit in 2019. We also believe that market participants may be willing to pay a premium for shares of companies that can exhibit sustainable growth characteristics and innovation -- characteristics found in the types of equities that we favor holding in the Portfolio.

      At the end of the Portfolio's fiscal year, its largest overweights relative to the Russell Index were in the health care and communications services sectors, while the largest underweights were in the information technology, financials, and consumer staples sectors.

Please refer to the Schedule of Investments on pages 8 to 12 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

                                                                               7

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18
--------------------------------------------------------------------------------

    Shares                                                                                            Value
                      UNAFFILIATED ISSUERS -- 99.7%
                      COMMON STOCKS -- 98.5% of Net Assets
                      Aerospace & Defense -- 1.2%
     9,458            Harris Corp.                                                             $  1,273,520
                                                                                               ------------
                      Total Aerospace & Defense                                                $  1,273,520
                                                                                               ------------
                      Air Freight & Logistics -- 1.1%
    20,236(a)         XPO Logistics, Inc.                                                      $  1,154,261
                                                                                               ------------
                      Total Air Freight & Logistics                                            $  1,154,261
                                                                                               ------------
                      Airlines -- 0.5%
     8,961            Alaska Air Group, Inc.                                                   $    545,277
                                                                                               ------------
                      Total Airlines                                                           $    545,277
                                                                                               ------------
                      Auto Components -- 0.8%
    12,873            Aptiv Plc                                                                $    792,591
                                                                                               ------------
                      Total Auto Components                                                    $    792,591
                                                                                               ------------
                      Banks -- 0.6%
     3,090(a)         SVB Financial Group                                                      $    586,853
                                                                                               ------------
                      Total Banks                                                              $    586,853
                                                                                               ------------
                      Beverages -- 0.7%
     3,080            Constellation Brands, Inc.                                               $    495,325
     5,753(a)         Monster Beverage Corp.                                                        283,163
                                                                                               ------------
                      Total Beverages                                                          $    778,488
                                                                                               ------------
                      Biotechnology -- 4.8%
     6,423(a)         Alnylam Pharmaceuticals, Inc.                                            $    468,301
    16,547(a)         Esperion Therapeutics, Inc.                                                   761,162
    16,938(a)         Exact Sciences Corp.                                                        1,068,788
    15,374(a)         FibroGen, Inc.                                                                711,508
     4,596(a)         Loxo Oncology, Inc.                                                           643,762
     6,125(a)         Sage Therapeutics, Inc.                                                       586,714
     7,240(a)         Sarepta Therapeutics, Inc.                                                    790,101
                                                                                               ------------
                      Total Biotechnology                                                      $  5,030,336
                                                                                               ------------
                      Building Products -- 2.0%
     6,967            Fortune Brands Home & Security, Inc.                                     $    264,676
    22,763            Owens Corning                                                               1,001,117
    13,585(a)         Trex Co., Inc.                                                                806,405
                                                                                               ------------
                      Total Building Products                                                  $  2,072,198
                                                                                               ------------
                      Capital Markets -- 2.9%
     9,313            MSCI, Inc.                                                               $  1,373,016
     5,064            Nasdaq, Inc.                                                                  413,070
     4,356            S&P Global, Inc.                                                              740,259
    10,535            TD Ameritrade Holding Corp.                                                   515,793
                                                                                               ------------
                      Total Capital Markets                                                    $  3,042,138
                                                                                               ------------
                      Chemicals -- 0.9%
    11,856            CF Industries Holdings, Inc.                                             $    515,855
    16,612            Mosaic Co.                                                                    485,236
                                                                                               ------------
                      Total Chemicals                                                          $  1,001,091
                                                                                               ------------
                      Commercial Services & Supplies -- 1.2%
    17,339            Waste Connections, Inc.                                                  $  1,287,421
                                                                                               ------------
                      Total Commercial Services & Supplies                                     $  1,287,421
                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

8

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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

    Shares                                                                                            Value
                      Construction Materials -- 1.0%
    10,178            Vulcan Materials Co.                                                     $  1,005,586
                                                                                               ------------
                      Total Construction Materials                                             $  1,005,586
                                                                                               ------------
                      Containers & Packaging -- 1.4%
     8,552            Avery Dennison Corp.                                                     $    768,226
     8,812(a)         Berry Global Group, Inc.                                                      418,834
     3,934            Packaging Corp. of America                                                    328,332
                                                                                               ------------
                      Total Containers & Packaging                                             $  1,515,392
                                                                                               ------------
                      Diversified Consumer Services -- 1.5%
     9,210(a)         Grand Canyon Education, Inc.                                             $    885,449
    20,771(a)         ServiceMaster Global Holdings, Inc.                                           763,126
                                                                                               ------------
                      Total Diversified Consumer Services                                      $  1,648,575
                                                                                               ------------
                      Electrical Equipment -- 0.4%
    17,097(a)         TPI Composites, Inc.                                                     $    420,244
                                                                                               ------------
                      Total Electrical Equipment                                               $    420,244
                                                                                               ------------
                      Electronic Equipment, Instruments & Components -- 1.4%
    18,273            CDW Corp.                                                                $  1,481,027
                                                                                               ------------
                      Total Electronic Equipment, Instruments & Components                     $  1,481,027
                                                                                               ------------
                      Energy Equipment & Services -- 1.0%
    36,598(a)         Cactus, Inc.                                                             $  1,003,151
                                                                                               ------------
                      Total Energy Equipment & Services                                        $  1,003,151
                                                                                               ------------
                      Entertainment -- 2.2%
    47,714(a)         Live Nation Entertainment, Inc.                                          $  2,349,914
                                                                                               ------------
                      Total Entertainment                                                      $  2,349,914
                                                                                               ------------
                      Equity Real Estate Investment Trusts (REITs) -- 2.2%
    20,308            CubeSmart                                                                $    582,636
    20,261            Liberty Property Trust                                                        848,531
     5,345(a)         SBA Communications Corp.                                                      865,302
                                                                                               ------------
                      Total Equity Real Estate Investment Trusts (REITs)                       $  2,296,469
                                                                                               ------------
                      Food Products -- 1.1%
    67,721(a)         Nomad Foods, Ltd.                                                        $  1,132,295
                                                                                               ------------
                      Total Food Products                                                      $  1,132,295
                                                                                               ------------
                      Health Care Equipment & Supplies -- 4.7%
     2,880(a)         ABIOMED, Inc.                                                            $    936,115
     5,887(a)         Align Technology, Inc.                                                      1,232,914
    22,366(a)         Boston Scientific Corp.                                                       790,415
     6,548(a)         DexCom, Inc.                                                                  784,450
     4,595(a)         Inogen, Inc.                                                                  570,561
     5,179(a)         Penumbra, Inc.                                                                632,874
                                                                                               ------------
                      Total Health Care Equipment & Supplies                                   $  4,947,329
                                                                                               ------------
                      Health Care Providers & Services -- 4.1%
     7,187(a)         Amedisys, Inc.                                                           $    841,669
    14,695(a)         Centene Corp.                                                               1,694,334
     2,393            Humana, Inc.                                                                  685,547
     4,771(a)         WellCare Health Plans, Inc.                                                 1,126,385
                                                                                               ------------
                      Total Health Care Providers & Services                                   $  4,347,935
                                                                                               ------------
                      Health Care Technology -- 1.9%
    16,940(a)         Teladoc Health, Inc.                                                     $    839,716
    12,947(a)         Veeva Systems, Inc.                                                         1,156,426
                                                                                               ------------
                      Total Health Care Technology                                             $  1,996,142
                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

                                                                               9

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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

    Shares                                                                                            Value
                      Hotels, Restaurants & Leisure -- 5.0%
    19,606            Aramark                                                                  $    567,986
    17,297            Brinker International, Inc.                                                   760,722
     1,388(a)         Chipotle Mexican Grill, Inc.                                                  599,325
     7,812            Dave & Buster's Entertainment, Inc.                                           348,103
     9,216            Hilton Worldwide Holdings, Inc.                                               661,709
    13,480(a)         Planet Fitness, Inc.                                                          722,798
     7,064            Six Flags Entertainment Corp.                                                 392,970
    33,862            Wendy's Co.                                                                   528,586
    20,844            Yum China Holdings, Inc.                                                      698,899
                                                                                               ------------
                      Total Hotels, Restaurants & Leisure                                      $  5,281,098
                                                                                               ------------
                      Industrial Conglomerates -- 1.0%
     4,086            Roper Technologies, Inc.                                                 $  1,089,001
                                                                                               ------------
                      Total Industrial Conglomerates                                           $  1,089,001
                                                                                               ------------
                      Insurance -- 0.7%
     5,375            Aon Plc                                                                  $    781,310
                                                                                               ------------
                      Total Insurance                                                          $    781,310
                                                                                               ------------
                      Interactive Media & Services -- 2.6%
    11,192(a)         IAC/InterActiveCorp                                                      $  2,048,584
    23,747(a)         Twitter, Inc.                                                                 682,489
                                                                                               ------------
                      Total Interactive Media & Services                                       $  2,731,073
                                                                                               ------------
                      Internet & Direct Marketing Retail -- 1.8%
     7,917            Expedia Group, Inc.                                                      $    891,850
    13,549(a)         GrubHub, Inc.                                                               1,040,699
                                                                                               ------------
                      Total Internet & Direct Marketing Retail                                 $  1,932,549
                                                                                               ------------
                      IT Services -- 9.3%
     5,644            DXC Technology Co.                                                       $    300,091
     7,100(a)         EPAM Systems, Inc.                                                            823,671
     5,107(a)         Euronet Worldwide, Inc.                                                       522,855
    14,513            Fidelity National Information Services, Inc.                                1,488,308
    42,110(a)         First Data Corp.                                                              712,080
     7,564(a)         FleetCor Technologies, Inc.                                                 1,404,786
     4,525(a)         Gartner, Inc.                                                                 578,476
    13,541            Perspecta, Inc.                                                               233,176
    21,623            Total System Services, Inc.                                                 1,757,734
     4,935(a)         WEX, Inc.                                                                     691,196
    17,148(a)         Worldpay, Inc.                                                              1,310,622
                                                                                               ------------
                      Total IT Services                                                        $  9,822,995
                                                                                               ------------
                      Life Sciences Tools & Services -- 0.8%
     2,926(a)         Illumina, Inc.                                                           $    877,595
                                                                                               ------------
                      Total Life Sciences Tools & Services                                     $    877,595
                                                                                               ------------
                      Machinery -- 5.6%
    21,320            Albany International Corp.                                               $  1,331,008
    62,091(a)         ATS Automation Tooling Systems, Inc.                                          654,907
    19,905            Fortive Corp.                                                               1,346,772
    10,195            Stanley Black & Decker, Inc.                                                1,220,749
    20,655            Xylem, Inc.                                                                 1,378,102
                                                                                               ------------
                      Total Machinery                                                          $  5,931,538
                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

    Shares                                                                                            Value
                      Media -- 0.7%
     8,995            Nexstar Media Group, Inc.                                                $    707,367
                                                                                               ------------
                      Total Media                                                              $    707,367
                                                                                               ------------
                      Multiline Retail -- 2.0%
    23,241(a)         Dollar Tree, Inc.                                                        $  2,099,127
                                                                                               ------------
                      Total Multiline Retail                                                   $  2,099,127
                                                                                               ------------
                      Oil, Gas & Consumable Fuels -- 0.6%
    14,698            Cabot Oil & Gas Corp.                                                    $    328,501
     6,100            Marathon Petroleum Corp.                                                      359,961
                                                                                               ------------
                      Total Oil, Gas & Consumable Fuels                                        $    688,462
                                                                                               ------------
                      Pharmaceuticals -- 0.4%
    11,858(a)         Nektar Therapeutics                                                      $    389,773
                                                                                               ------------
                      Total Pharmaceuticals                                                    $    389,773
                                                                                               ------------
                      Professional Services -- 4.0%
     1,781(a)         CoStar Group, Inc.                                                       $    600,802
    41,679            Thomson Reuters Corp.                                                       2,013,512
    13,929(a)         Verisk Analytics, Inc.                                                      1,518,818
                                                                                               ------------
                      Total Professional Services                                              $  4,133,132
                                                                                               ------------
                      Semiconductors & Semiconductor Equipment -- 4.1%
    51,013(a)         Advanced Micro Devices, Inc.                                             $    941,700
     4,871            Analog Devices, Inc.                                                          418,078
    42,663            Cypress Semiconductor Corp.                                                   542,673
    18,691(a)         Micron Technology, Inc.                                                       593,065
    30,999(a)         ON Semiconductor Corp.                                                        511,794
    15,800            Xilinx, Inc.                                                                1,345,686
                                                                                               ------------
                      Total Semiconductors & Semiconductor Equipment                           $  4,352,996
                                                                                               ------------
                      Software -- 12.8%
     7,150(a)         Atlassian Corp. Plc                                                      $    636,207
     4,788            Blackbaud, Inc.                                                               301,165
    30,412(a)         Hortonworks, Inc.                                                             438,541
     7,119            Intuit, Inc.                                                                1,401,375
     4,655(a)         Palo Alto Networks, Inc.                                                      876,769
     9,706(a)         PTC, Inc.                                                                     804,627
    24,029(a)         RealPage, Inc.                                                              1,157,958
     3,858(a)         Red Hat, Inc.                                                                 677,619
     9,177(a)         ServiceNow, Inc.                                                            1,633,965
     5,719(a)         Splunk, Inc.                                                                  599,637
    32,996            SS&C Technologies Holdings, Inc.                                            1,488,450
    13,252(a)         Synopsys, Inc.                                                              1,116,348
     9,424(a)         Tableau Software, Inc.                                                      1,130,880
     4,799(a)         Trade Desk, Inc.                                                              556,972
    11,515(a)         Zendesk, Inc.                                                                 672,131
                                                                                               ------------
                      Total Software                                                           $ 13,492,644
                                                                                               ------------
                      Specialty Retail -- 5.8%
     8,624(a)         Burlington Stores, Inc.                                                  $  1,402,866
     3,386(a)         O'Reilly Automotive, Inc.                                                   1,165,902
    21,255            Ross Stores, Inc.                                                           1,768,416
     9,956            Tractor Supply Co.                                                            830,729
     3,703(a)         Ulta Beauty, Inc.                                                             906,642
                                                                                               ------------
                      Total Specialty Retail                                                   $  6,074,555
                                                                                               ------------

   The accompanying notes are an integral part of these financial statements.

                                                                              11

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

    Shares                                                                                            Value
                      Technology Hardware, Storage & Peripherals -- 1.3%
    10,949            NetApp, Inc.                                                             $    653,327
    42,979(a)         Pure Storage, Inc.                                                            691,102
                                                                                               ------------
                      Total Technology Hardware, Storage & Peripherals                         $  1,344,429
                                                                                               ------------
                      Textiles, Apparel & Luxury Goods -- 0.4%
     4,747            PVH Corp.                                                                $    441,234
                                                                                               ------------
                      Total Textiles, Apparel & Luxury Goods                                   $    441,234
                                                                                               ------------
                      TOTAL COMMON STOCKS
                      (Cost $93,122,832)                                                       $103,879,111
                                                                                               ------------

 Principal
    Amount
    USD ($)
                      U.S. GOVERNMENT AND AGENCY OBLIGATION -- 1.2% of Net Assets
 1,300,000(b)         U.S. Treasury Bills, 1/15/19                                             $  1,298,933
                                                                                               ------------
                      TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                      (Cost $1,298,810)                                                        $  1,298,933
                                                                                               ------------
                      TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.7%
                      (Cost $94,421,642)                                                       $105,178,044
                                                                                               ------------
                      OTHER ASSETS AND LIABILITIES -- 0.3%                                     $    271,647
                                                                                               ------------
                      NET ASSETS -- 100.0%                                                     $105,449,691
                                                                                               ============

REIT      Real Estate Investment Trust.

(a)       Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2018, aggregated $102,937,121 and $113,572,473, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2018, the Portfolio did not engage in cross trade activity.

At December 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $95,131,157 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost    $17,372,367
      Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value     (7,325,480)
                                                                                                                        -----------
      Net unrealized appreciation                                                                                       $10,046,887
                                                                                                                        ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2018, in valuing the Portfolio's investments.

                                                                    Level 1         Level 2        Level 3          Total
Common Stocks                                                    $103,879,111      $       --      $   --       $103,879,111
U.S. Government and Agency Obligation                                      --       1,298,933          --          1,298,933
                                                                 ------------      ----------      ------       ------------
     Total Investments in Securities                             $103,879,111      $1,298,933      $   --       $105,178,044
                                                                 ============      ==========      ======       ============

During the year ended December 31, 2018, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

12

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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/18
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $94,421,642)             $105,178,044
   Receivables --
      Investment securities sold                                                     249,794
      Portfolio shares sold                                                          114,017
      Dividends                                                                       33,930
   Due from the Adviser                                                               20,906
                                                                                ------------
         Total assets                                                           $105,596,691
                                                                                ------------
LIABILITIES:
   Due to custodian                                                             $     39,262
   Payables --
      Portfolio shares repurchased                                                    35,075
      Trustees' fees                                                                     206
      Professional fees                                                               36,294
      Administrative fees                                                              4,902
      Printing expense payable                                                        16,813
   Due to affiliates --
      Management fees                                                                 10,542
      Other due to affiliates                                                             46
   Accrued expenses                                                                    3,860
                                                                                ------------
         Total liabilities                                                      $    147,000
                                                                                ------------
NET ASSETS:
   Paid-in capital                                                              $ 80,087,865
   Distributable earnings                                                         25,361,826
                                                                                ------------
         Net assets                                                             $105,449,691
                                                                                ============
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $105,449,691/4,247,757 shares)                             $      24.82
                                                                                ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/18

INVESTMENT INCOME:
   Dividends from unaffiliated issuers (net of foreign taxes withheld $4,711)         $    706,049
   Interest from unaffiliated issuers                                                        8,688
                                                                                      ------------
         Total investment income                                                                          $    714,737
                                                                                                          ------------
EXPENSES:
   Management fees                                                                    $    927,868
   Administrative expense                                                                   72,921
   Custodian fees                                                                           21,654
   Professional fees                                                                        47,400
   Printing expense                                                                         38,955
   Trustees' fees                                                                            7,518
   Insurance expense                                                                         1,661
   Miscellaneous                                                                             4,613
                                                                                      ------------
      Total expenses                                                                                      $  1,122,590
                                                                                                          ------------
         Net investment loss                                                                              $   (407,853)
                                                                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                             $ 15,069,899
      Other assets and liabilities denominated in foreign currencies                          (499)       $ 15,069,400
                                                                                      ------------        ------------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                             $(21,371,998)       $(21,371,998)
                                                                                      ------------        ------------
   Net realized and unrealized gain (loss) on investments                                                 $ (6,302,598)
                                                                                                          ============
   Net decrease in net assets resulting from operations                                                   $ (6,710,451)
                                                                                                          ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                         Year Ended    Year Ended
                                                                                                          12/31/18      12/31/17
FROM OPERATIONS:
Net investment income (loss)                                                                             $   (407,853) $   (225,247)
Net realized gain (loss) on investments                                                                    15,069,400    16,650,349
Change in net unrealized appreciation (depreciation) on investments                                       (21,371,998)   13,737,142
                                                                                                         ------------  ------------
      Net increase (decrease) in net assets resulting from operations                                    $ (6,710,451) $ 30,162,244
                                                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREOWNERS:*
      Class I ($4.09 and $0.35 per share, respectively)                                                  $(16,117,238) $ (1,507,911)
                                                                                                         ------------  ------------
         Total distributions to shareowners                                                              $(16,117,238) $ (1,507,911)
                                                                                                         ------------  ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                                        $ 11,119,819  $  5,797,789
Reinvestment of distributions                                                                              16,117,238     1,507,911
Cost of shares repurchased                                                                                (21,966,671)  (22,879,519)
                                                                                                         ------------  ------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions                  $  5,270,386  $(15,573,819)
                                                                                                         ------------  ------------
      Net increase (decrease) in net assets                                                              $(17,557,303) $ 13,080,514
NET ASSETS:**
Beginning of year                                                                                        $123,006,994  $109,926,480
                                                                                                         ------------  ------------
End of year                                                                                              $105,449,691  $123,006,994
                                                                                                         ============  ============
* For the year ended December 31, 2017 distributions to shareowners were presented as follows:
   Net investment income:
      Class I ($0.02 per share)                                                                                        $    (88,902)
   Net realized gain:
      Class I ($0.33 per share)                                                                                        $ (1,419,009)
** For the year ended December 31, 2017 undistributed net investment income was presented as follows: $0.

                                               Year Ended        Year Ended         Year Ended         Year Ended
                                                12/31/18          12/31/18           12/31/17           12/31/17
                                                Shares            Amount             Shares             Amount
CLASS I
Shares sold                                     374,901         $ 11,119,819         215,991         $  5,797,789
Reinvestment of distributions                   548,205           16,117,238          57,205            1,507,911
Less shares repurchased                        (743,971)         (21,966,671)       (870,834)         (22,879,519)
                                               --------         ------------        --------         ------------
   Net increase (decrease)                      179,135         $  5,270,386        (597,638)        $(15,573,819)
                                               ========         ============        ========         ============

   The accompanying notes are an integral part of these financial statements.

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Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                 12/31/18      12/31/17      12/31/16*     12/31/15*     12/31/14*
Class I
Net asset value, beginning of period                            $  30.23      $  23.56      $  26.11      $  28.73      $  32.78
                                                                --------      --------      --------      --------      --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  (0.10)(a)  $  (0.05)(a)  $   0.01(a)   $  (0.04)(a)  $  (0.07)
   Net realized and unrealized gain (loss) on investments          (1.22)         7.07          0.88          0.68          2.93
                                                                --------      --------      --------      --------      --------
      Net increase (decrease) from investment operations        $  (1.32)     $   7.02      $   0.89      $   0.64      $   2.86
                                                                --------      --------      --------      --------      --------
Distributions to shareowners:
   Net investment income                                        $     --      $  (0.02)     $     --      $     --      $     --
   Net realized gain                                               (4.09)        (0.33)        (3.44)        (3.26)        (6.91)
                                                                --------      --------      --------      --------      --------
Total distributions                                             $  (4.09)     $  (0.35)     $  (3.44)     $  (3.26)     $  (6.91)
                                                                --------      --------      --------      --------      --------
Net increase (decrease) in net asset value                      $  (5.41)     $   6.67      $  (2.55)     $  (2.62)     $  (4.05)
                                                                --------      --------      --------      --------      --------
Net asset value, end of period                                  $  24.82      $  30.23      $  23.56      $  26.11      $  28.73
                                                                ========      ========      ========      ========      ========
Total return (b)                                                   (6.48)%       30.03%         3.74%(c)      1.63%(d)      9.43%(e)
Ratio of net expenses to average net assets (f)                     0.90%         0.88%         0.86%         0.86%         0.86%
Ratio of net investment income (loss) to average net assets        (0.33)%       (0.20)%        0.06%        (0.13)%       (0.25)%
Portfolio turnover rate                                               83%           85%           97%           93%          106%
Net assets, end of period (in thousands)                        $105,450      $123,007      $109,926      $119,727      $132,496

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 3.65%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 1.59%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2014, the total return would have been 9.35%.

(f)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.01%, respectively.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to seek growth of capital.

The Portfolio offers one class of shares designated as Class I shares. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At December 31, 2018, the Portfolio reclassified $408,352 to increase distributable earnings and $408,352 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

      The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                     2018              2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                            $ 3,284,879         $   88,902
      Long-term capital gain                      12,832,359          1,419,009
                                                 -----------         ----------
        Total                                    $16,117,238         $1,507,911
                                                 ===========         ==========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                       2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed long-term capital gain                          $15,314,939
      Net unrealized appreciation                                    10,046,887
                                                                    -----------
        Total                                                       $25,361,826
                                                                    ===========

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.    Portfolio Shares

      The Portfolio records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.74% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,588 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of
Pioneer Select Mid Cap Growth VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Select Mid Cap Growth VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended December 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Select Mid Cap Growth VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended , and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
February 14, 2019

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Select Mid Cap Growth VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2018 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2018, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class I shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer Select Mid Cap Growth VCT Portfolio     PIONEER VARIABLE CONTRACTS TRUST

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers

The Portfolio's Trustees and Officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds") . The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (68)      Trustee since 2006. Serves until  Private investor (2004 - 2008 and 2013 - Director, Broadridge Financial
Chairman of the Board     a successor trustee is elected    present); Chairman (2008 - 2013) and     Solutions, Inc. (investor
and Trustee               or earlier retirement or removal. Chief Executive Officer (2008 - 2012),   communications and securities
                                                            Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)        Trustee since 2005. Serves until  Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                   a successor trustee is elected    Advisors (corporate advisory  services   Trust (publicly-traded mortgage
                          or earlier retirement or removal. company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                                                            present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and             fund) (2010 - 2017); Director
                                                            consulting company) (2010); Executive    of Oxford Analytica, Inc.
                                                            Vice President and Chief Financial       (2008 - 2015); and Director of
                                                            Officer, I-trax, Inc. (publicly traded   Enterprise Community
                                                            health care services  company) (2004 -   Investment, Inc. (privately-
                                                            2007); and Executive Vice President and  held affordable housing
                                                            Chief Financial Officer, Pedestal Inc.   finance company) (1985 - 2010)
                                                            (internet-based mortgage trading
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); and Executive, The World Bank
                                                            (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74) Trustee since 2008. Serves until  William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                   a successor trustee is elected    Political Economy, Harvard University    Funds Investment Trust and
                          or earlier retirement or removal. (1972 - present)                         Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (71) Trustee since 2000. Serves until  Founding Director, Vice-President and    None
Trustee                   a successor trustee is elected    Corporate Secretary, The Winthrop
                          or earlier retirement or removal. Group, Inc. (consulting firm) (1982 -
                                                            present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            2017); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)  Trustee since 2017. (Advisory     Chief Investment Officer, 1199 SEIU      None
Trustee                   Trustee from 2014 - 2017)         Funds (healthcare workers union pension
                          Serves until a successor trustee  funds) (2001 - present); Vice is elected or earlier retirement  President - International Investments
                          or removal.                       Group, American International Group,
                                                            Inc. (insurance company) (1993 - 2001);
                                                            Vice President - Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); and Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd. (investment
                                                            bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)  Trustee since 1995. Serves until  President and Chief Executive Officer,   Director of New America High
Trustee                   a successor trustee is elected    Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                          or earlier retirement or removal. banking firm) (1981 - present)           investment company) (2004 -
                                                                                                     present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)    Trustee since 2014. Serves until  Consultant (investment company services) None
Trustee                   a successor trustee is elected    (2012 - present); Executive Vice
                          or earlier retirement or removal. President, BNY Mellon (financial and investment company services) (1969 -
                                                            2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon Overseas
                                                            Investment Corp. (financial services)
                                                            (2009 - 2012); Director, Financial
                                                            Models (technology) (2005 - 2007);
                                                            Director, BNY Hamilton Funds, Ireland
                                                            (offshore investment companies) (2004 -
                                                            2007); Chairman/Director, A2B/BNY
                                                            Securities Services Ltd., Ireland
                                                            (financial services) (1999 - 2006); and
                                                            Chairman, BNY Alternative Investment
                                                            Services, Inc. (financial services)
                                                            (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INTERESTED TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (56)*       Trustee since 2017. Serves until  Director, CEO and President of Amundi    None
Trustee, President and    a successor trustee is elected    Pioneer Asset Management USA, Inc.
Chief Executive Officer   or earlier retirement or removal  (since September 2014); Director, CEO and President of Amundi Pioneer Asset
                                                            Management, Inc. (since September 2014);
                                                            Director, CEO and President of Amundi
                                                            Pioneer Distributor, Inc. (since
                                                            September 2014); Director, CEO and
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Chair, Amundi
                                                            Pioneer Asset Management USA, Inc.,
                                                            Amundi Pioneer Distributor, Inc. and
                                                            Amundi Pioneer Institutional Asset
                                                            Management, Inc. (September 2014 -
                                                            2018); Managing Director, Morgan
                                                            Stanley Investment Management (2010 -
                                                            2013); and Director of Institutional
                                                            Business, CEO of International, Eaton
                                                            Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*   Trustee since 2014. Serves until  Director and Executive Vice President    None
Trustee                   a successor trustee is elected    (since 2008) and Chief Investment
                          or earlier retirement or removal  Officer, U.S. (since 2010) of Amundi
                                                            Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); and Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.



TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J.            Since 2003. Serves at the         Vice President and Associate General     None
Kelley (54)               discretion of the Board           Counsel of Amundi Pioneer since
Secretary and Chief                                         January 2008; Secretary and Chief Legal
Legal Officer                                               Officer of all of the Pioneer Funds
                                                            since June 2010; Assistant Secretary of
                                                            all of the Pioneer Funds from September
                                                            2003 to May 2010; and Vice President
                                                            and Senior Counsel of Amundi Pioneer
                                                            from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)    Since 2010. Serves at the         Fund Governance Director of Amundi       None
Assistant Secretary       discretion of the Board           Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Select Mid Cap Growth VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Thomas Reyes (56)         Since 2010. Serves at the         Senior Counsel of Amundi Pioneer since   None
Assistant Secretary       discretion of the Board           May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010; and
                                                            Counsel of Amundi Pioneer from June 2007
                                                            to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)      Since 2008. Serves at the         Vice President - Fund Treasury of        None
Treasurer and Chief       discretion of the Board           Amundi Pioneer; Treasurer of all of the
Financial and                                               Pioneer Funds since March 2008; Deputy
Accounting Officer                                          Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)     Since 2000. Serves at the         Director - Fund Treasury of Amundi       None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)        Since 2002. Serves at the         Senior Manager - Fund Treasury of Amundi None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)     Since 2009. Serves at the         Senior Manager - Fund Treasury of        None
Assistant Treasurer       discretion of the Board           Amundi Pioneer since November 2008;
                                                            Assistant Treasurer of all of the
                                                            Pioneer Funds since January 2009; and
                                                            Client Service Manager - Institutional
                                                            Investor Services at State Street Bank
                                                            from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)          Since 2018. Serves at the         Managing Director, Chief Compliance      None
Chief Compliance Officer  discretion of the Board           Officer of Amundi Pioneer Asset
                                                            Management; Amundi Pioneer Institutional
                                                            Asset Management, Inc.; and the Pioneer
                                                            Funds since September 2018; and Chief
                                                            Compliance Officer of Amundi Pioneer
                                                            Distributor, Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)      Since 2006. Serves at the         Vice President of Amundi Pioneer Asset   None
Anti-Money Laundering     discretion of the Board           Management and Anti-Money Laundering
Officer                                                     Officer of all the Pioneer Funds
                                                            since 2006
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18655-13-0219

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Mid Cap Value VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2018

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio

   Portfolio and Performance Update                                           2

   Comparing Ongoing Portfolio Expenses                                       3

   Portfolio Management Discussion                                            4

   Schedule of Investments                                                    9

   Financial Statements                                                      12

   Notes to Financial Statements                                             17

   Report of Independent Registered Public Accounting Firm                   21

   Additional Information                                                    22

   Approval of Investment Management Agreement                               23

   Trustees, Officers and Service Providers                                  26

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/18
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of total investments)*

Financials                                                                 19.8%
Industrials                                                                15.4%
Consumer Discretionary                                                     13.8%
Health Care                                                                10.2%
Real Estate                                                                10.0%
Information Technology                                                      9.5%
Energy                                                                      6.6%
Materials                                                                   5.5%
Utilities                                                                   5.0%
Government                                                                  2.6%
Consumer Staples                                                            0.9%
Communication Services                                                      0.7%

5 Largest Holdings
(As a percentage of total investments)*

1.  PulteGroup, Inc.                                                       2.76%
--------------------------------------------------------------------------------
2.  Ingersoll-Rand Plc                                                     2.70
--------------------------------------------------------------------------------
3.  Universal Health
    Services, Inc., Class B                                                2.65
--------------------------------------------------------------------------------
4.  Mosaic Co.                                                             2.62
--------------------------------------------------------------------------------
5.  Entergy Corp.                                                          2.56
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/18
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share          12/31/18           12/31/17
   Class I                          $15.53             $21.11
   Class II                         $15.35             $20.87

                               Net
Distributions per Share        Investment       Short-Term         Long-Term
(1/1/18 - 12/31/18)            Income           Capital Gains      Capital Gains
   Class I                     $0.1432          $   --             $1.6568
   Class II                    $0.0907          $   --             $1.6568

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Mid Cap Value VCT Portfolio at net asset value during the periods shown, compared to that of the Russell Midcap Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer Mid       Pioneer Mid
               Cap Value         Cap Value
               VCT               VCT               Russell
               Portfolio         Portfolio         Midcap Value
               Class I           Class II          Index
12/08          $10,000           $10,000           $10,000
12/09          $12,558           $12,526           $13,421
12/10          $14,846           $14,767           $16,742
12/11          $14,009           $13,905           $16,511
12/12          $15,566           $15,410           $19,567
12/13          $20,719           $20,458           $26,113
12/14          $23,845           $23,485           $29,965
12/15          $22,381           $21,993           $28,533
12/16          $26,086           $25,562           $34,239
12/17          $29,522           $28,852           $38,807
12/18          $23,812           $23,227           $34,038

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2018)

-------------------------------------------------------------------------
                                                          Russell Midcap
                       Class I          Class II             Value Index
-------------------------------------------------------------------------
10 Years                 9.06%             8.79%                 13.03%
5 Years                  2.82%             2.57%                  5.44%
1 Year                 -19.34%           -19.49%                -12.29%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on actual returns from July 1, 2018 through December 31, 2018.

      Share Class                                        I                  II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/18            $1,000.00          $1,000.00
      Ending Account Value on 12/31/18             $  847.27          $  846.23
      Expenses Paid During Period*                 $    3.40          $    4.56

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2018 through December 31, 2018.

      Share Class                                   I                     II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/18         $1,000.00             $1,000.00
      Ending Account Value on 12/31/18          $1,021.53             $1,020.27
      Expenses Paid During Period*              $    3.72             $    4.99

* Expenses are equal to the Portfolio's annualized expense ratio of 0.73% and 0.98% for Class I and Class II shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. These risks may increase share price volatility.

Call 1-800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Edward T. "Ned" Shadek, Jr. and Timothy Stanish* discuss the factors that affected the performance of Pioneer Mid Cap Value VCT Portfolio during the 12-month period ended December 31, 2018. Mr. Shadek, Senior Vice President, Director of Mid Cap Value, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Portfolio, along with Mr. Stanish, a vice president, a portfolio EVA (economic value added) analyst, and a portfolio manager at Amundi Pioneer, and Raymond K. Haddad**, a vice president and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform during the 12-month period ended December 31, 2018?

A: Pioneer Mid Cap Value VCT Portfolio's Class I shares returned -19.34% at net asset value during the 12-month period ended December 31, 2018, and Class II shares returned -19.49%, while the Portfolio's benchmark, the Russell Midcap Value Index, returned -12.29%.

Q: How would you describe the investment environment for equities during the 12-month period ended December 31, 2018?

A: The Portfolio's fiscal year ended December 31, 2018, was a very volatile 12-month period for domestic equities. Domestic stock indices rocketed higher in January (up by more than 10%), sharply corrected in February 2018 and declined slightly in March, with the Standard & Poor's 500 Index (the S&P 500) falling by more than 9% from peak-to-trough over the course of those first three months. The February 2018 market correction was driven by a sharp rise in the 10-year government (U.S. Treasury) bond yield, which started the 12-month period at 2.41%, but rose to 2.95% by mid-February. The increase in the 10-year Treasury yield was believed to be a result of heightened inflation expectations driven by wage-rate increases, which began to accelerate during the January/February period. Additionally, the U.S. Federal Reserve (the Fed) was, at the same time, signaling its intention to raise short-term interest rates throughout 2018 and possibly into 2019.

      After March, the 10-year Treasury yield stabilized and the following six months saw equity investors bidding up stock prices again, due to strong corporate earnings reports that came out over the first two calendar quarters of 2018. Equity returns during the April-September period were also buoyed by improved levels in both business and consumer confidence, which were the result, to a certain degree, of reduced U.S. business and personal income tax rates that went into effect in January 2018. Employment trends also improved over the first half of the period, with the unemployment rate reaching 3.8% at the end of May, a multi-decade low.

      Market volatility returned after domestic equities peaked again at the end of September, however, as October saw another sharp market correction. The S&P 500 declined by 10% from peak-to-trough during the month, as investors took on a more defensive stance.

* Mr. Stanish became a manager on the Portfolio effective September 28, 2018.

**    Mr. Haddad became a manager on the Portfolio effective March 1, 2018.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      The October slump was driven by concerns over the continued prospect for multiple short-term interest-rate increases by the Fed in 2018 and 2019, even as economic data (particularly in housing) was beginning to soften; the potential dampening effect on the economy and corporate earnings of U.S. tariffs and the threat of a possible trade war with China; and geopolitical issues such as the ongoing Brexit saga in the United Kingdom, among other headline-grabbing events in Europe. Volatility remained high over the final two months of the year, and after a better month of November, December saw the S&P 500 plummet by more than 9% as market participants seemed to obsess over the concerns mentioned earlier. The late-year slump caused the S&P 500 to finish 2018 down by more than 4%.

      Mid-cap value stocks, as measured by the Portfolio's benchmark, the Russell Midcap Value Index (the Russell Index), fared even worse over the final months of the year, returning -14.95% for the fourth quarter of 2018 and finishing the full 12-month period down by more than 12%.

      Within the Russell Index, nine of the 11 market sectors showed negative returns for the 12-month period, with energy and consumer discretionary, both down by more than 20%, the worst performers, followed by materials, which was down by nearly 19%. The only two sectors to generate positive performance during the period were utilities and communication services.

Q: Which of your investment strategies either contributed to, or detracted from, the Portfolio's performance relative to the Russell Index during the 12-month period ended December 31, 2018?

A: Stock selection was the primary factor in the Portfolio's underperformance of the Russell Index during the period, with results in energy, financials, and information technology detracting the most from benchmark-relative returns; meanwhile, selection results in health care contributed positively to relative returns. We correctly predicted the macroeconomic environment heading into the period, as we foresaw steady economic growth and rising interest rates, but the sector bets we made in the Portfolio to align with those views did not work out given that the market moved in the opposite direction of those macroeconomic views as the period progressed.

      As for asset allocation, we had positioned the Portfolio for an "offensive" market environment and ended up witnessing a defensive one, despite periods of significant rallies during the period. In a rising-rate environment, we expected financials to do well and for real estate and utilities, which have usually underperformed in such conditions, to do poorly. The reverse was true, however, as real estate and utilities benefited from the market's move toward more defensive stocks over the second half of the period. In fact, an underweight to utilities, one of the two sectors within the Russell Index to generate positive returns during the fiscal year, was the biggest detractor from the Portfolio's benchmark-relative results from an asset allocation perspective. An overweight to information technology benefited

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18                             (continued)
--------------------------------------------------------------------------------

      benchmark-relative returns as the sector, while negative for the 12-month period, struggled significantly less than other sectors and ended up being the Russell Index's fourth-best performer.

      During the period, the market also had a desire for companies with sustainable growth prospects independent of the economic cycle, whereas many of the Portfolio's holdings are cyclical in nature. We do not foresee a recession on the horizon, but it's clear that some of the risk factors we mentioned earlier have had an effect on the market. We believed the economic cycle would last longer, but as the fiscal year drew to a close, the market clearly seemed to think that the end of the cycle was almost at hand.

      Historically, the Portfolio has had a lower-quality, low price-to-earnings (P/E) bent. The Portfolio will always be a mid-cap value portfolio, but in light of the recent shift in market sentiment, we will strive to achieve more balance between positions in higher-quality value and lower-quality value stocks going forward. We also have increased the number of holdings, though the Portfolio remains fairly concentrated.

Q: Which individual holdings either contributed positively to, or detracted from, the Portfolio's benchmark-relative returns during the 12-month period ended December 31, 2018?

A: At the individual security level, the Portfolio's holdings that detracted from benchmark-relative performance the most over the 12-month period were Goodyear Tire & Rubber, Unum Group, and Owens Corning. Shares of Goodyear Tire & Rubber declined during the period as the company missed on an earnings estimate. Increased costs for raw materials as well as other expenses were drags on Goodyear's earnings, while a competitive business environment and difficult industry conditions led to reduced sales and decreased profitability. We sold the stock from the Portfolio during the period. Insurer Unum Group was another key detractor from the Portfolio's benchmark-relative returns. Insurance companies have usually done well during higher interest-rate environments, but Unum's business recently experienced a $600 million charge (write-off) from its legacy long-term care policies, which it no longer sells. The situation is not unique to Unum, and the company feels that it is in pretty good shape going forward. The market, however, appears to need some convincing on that point. We continue to hold the stock in the Portfolio as we like the valuation. Another position we eliminated during the period was building-products company Owens Corning after the stock underperformed due to several operational missteps by management, combined with the higher cost of materials. In addition, we saw better opportunities in that area of the market and decided to move on.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      On the positive side, the major positive contributors to the Portfolio's benchmark-relative performance during the 12-month period were positions in Microsemi, Dollar General, and CDW. Semiconductor firm Microsemi was acquired during the period by Microchip Technology, which drove the stock's positive performance. Dollar General, which is a recent addition to the Portfolio, fared well and contributed positively to benchmark-relative performance. Dollar General is another very well-run company that has both defensive and growth characteristics (in keeping with our revised investment approach). We believe Dollar General has the potential to successfully navigate any possible economic downturn due to the fact that it offers goods at low and affordable prices. Dollar General is also basically e-Commerce immune, since its clients rarely purchase items online. Finally, CDW is a distributor of tech hardware and systems. We consider it a very well-run company that has continued taking market share and has now expanded into cloud services.

Q: Did you invest the Portfolio in any derivative securities during the 12-month period ended December 31, 2018?

A:    No, the Portfolio did not own any derivatives during the period.

Q: What is your outlook for mid-cap stocks as we move into a new calendar and fiscal year?

A: We remain concerned about what we believe to be the excessive valuations placed on stocks with the highest growth rates. However, given the recent market pullback, we believe equities now look cheaper and valuations appear much more attractive. We still believe that many investors have gravitated toward higher-risk securities -- such as high-growth, high-valuation stocks -- due to a supportive environment of strong economic growth and the low market volatility that prevailed up until the final quarter of 2018. The environment may be starting to shift slightly, however, as rising interest rates may ultimately result in slowing economic growth and rising volatility. As we are long-term investors, we will seek to capitalize on the more attractive valuations as we manage the portfolio.

      Domestic stocks ended the fourth quarter of 2018 on shaky ground, as investors, as we noted earlier, seemed to become obsessed with certain risks, including the possibility of a continued rise in short-term interest rates in the face of a potentially slowing economy, the prospect of escalating U.S. trade disputes with China, given that increased tariffs could threaten to stifle both economic growth and corporate earnings in 2019, and geopolitical issues.

      We expect that investors will continue to maintain exposure to equities, but may rotate into higher-quality and more reasonably priced stocks in order to be more conservatively positioned in light of the potential for slowing economic growth next year, in addition to increasing risks. We believe there is some evidence, in fact, that this rotation into higher-quality equities has begun.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18                             (continued)
--------------------------------------------------------------------------------

      At the end of the 12-month period, the Portfolio's largest sector overweight relative to the Russell Index is in the consumer discretionary sector, with the largest underweight in the utilities sector. Additionally, the Portfolio is overweight versus the benchmark to the financials, health care, and industrials sectors, and underweight to real estate and consumer staples.

Please refer to the Schedule of Investments on pages 9 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18
--------------------------------------------------------------------------------

   Shares                                                                  Value
                        UNAFFILIATED ISSUERS -- 98.9%
                        COMMON STOCKS -- 96.4%
                        of Net Assets
                        Aerospace & Defense -- 1.0%
   13,612               Huntington Ingalls Industries, Inc.         $  2,590,500
                                                                    ------------
                        Total Aerospace & Defense                   $  2,590,500
                                                                    ------------
                        Airlines -- 1.9%
   58,027(a)            United Continental Holdings, Inc.           $  4,858,601
                                                                    ------------
                        Total Airlines                              $  4,858,601
                                                                    ------------
                        Auto Components -- 1.1%
   80,245               BorgWarner, Inc.                            $  2,787,711
                                                                    ------------
                        Total Auto Components                       $  2,787,711
                                                                    ------------
                        Banks -- 6.7%
  148,819               Cathay General Bancorp                      $  4,989,901
  530,216               Huntington Bancshares, Inc.                    6,320,175
  397,720               KeyCorp.                                       5,878,302
                                                                    ------------
                        Total Banks                                 $ 17,188,378
                                                                    ------------
                        Building Products -- 1.5%
  128,221               Masco Corp.                                 $  3,749,182
                                                                    ------------
                        Total Building Products                     $  3,749,182
                                                                    ------------
                        Capital Markets -- 1.9%
   58,622               Nasdaq, Inc.                                $  4,781,796
                                                                    ------------
                        Total Capital Markets                       $  4,781,796
                                                                    ------------
                        Chemicals -- 4.3%
   48,794               Celanese Corp.                              $  4,389,996
  228,190               Mosaic Co.                                     6,665,430
                                                                    ------------
                        Total Chemicals                             $ 11,055,426
                                                                    ------------
                        Communications
                        Equipment -- 1.0%
   22,791               Motorola Solutions, Inc.                    $  2,621,877
                                                                    ------------
                        Total Communications
                        Equipment                                   $  2,621,877
                                                                    ------------
                        Consumer Finance -- 2.3%
  101,054               Discover Financial Services                 $  5,960,165
                                                                    ------------
                        Total Consumer Finance                      $  5,960,165
                                                                    ------------
                        Containers &
                        Packaging -- 1.1%
   61,798               Ball Corp.                                  $  2,841,472
                                                                    ------------
                        Total Containers &
                        Packaging                                   $  2,841,472
                                                                    ------------
                        Diversified
                        Telecommunication
                        Services -- 0.7%
  116,998               CenturyLink, Inc.                           $  1,772,520
                                                                    ------------
                        Total Diversified
                        Telecommunication Services                  $  1,772,520
                                                                    ------------
                        Electric Utilities -- 2.5%
   75,798               Entergy Corp.                               $  6,523,934
                                                                    ------------
                        Total Electric Utilities                    $  6,523,934
                                                                    ------------
                        Electronic Equipment,
                        Instruments &
                        Components -- 2.1%
   64,484               CDW Corp.                                   $  5,226,428
                                                                    ------------
                        Total Electronic Equipment,
                        Instruments & Components                    $  5,226,428
                                                                    ------------
                        Energy Equipment &
                        Services -- 1.6%
  160,395               National Oilwell Varco, Inc.                $  4,122,151
                                                                    ------------
                        Total Energy Equipment &
                        Services                                    $  4,122,151
                                                                    ------------
                        Equity Real Estate
                        Investment Trusts
                        (REITs) -- 9.9%
   40,414               Digital Realty Trust, Inc.                  $  4,306,111
  169,997               Duke Realty Corp.                              4,402,922
   31,302               Extra Space Storage, Inc.                      2,832,205
  153,754               Gaming & Leisure Properties, Inc.              4,967,792
  170,301               Park Hotels & Resorts, Inc.                    4,424,420
   24,031               Sun Communities, Inc.                          2,444,193
  113,605               VICI Properties, Inc.                          2,133,502
                                                                    ------------
                        Total Equity Real Estate
                        Investment Trusts (REITs)                   $ 25,511,145
                                                                    ------------
                        Food & Staples
                        Retailing -- 0.9%
   86,791               Kroger Co.                                  $  2,386,753
                                                                    ------------
                        Total Food & Staples
                        Retailing                                   $  2,386,753
                                                                    ------------
                        Health Care Equipment &
                        Supplies -- 2.1%
  134,407(a)            Hologic, Inc.                               $  5,524,128
                                                                    ------------
                        Total Health Care Equipment
                        & Supplies                                  $  5,524,128
                                                                    ------------
                        Health Care Providers &
                        Services -- 6.4%
   43,901(a)            Centene Corp.                               $  5,061,785
   36,451(a)            Laboratory Corp. of America
                        Holdings                                       4,605,948
   57,940               Universal Health Services, Inc.,
                        Class B                                        6,753,487
                                                                    ------------
                        Total Health Care Providers
                        & Services                                  $ 16,421,220
                                                                    ------------
                        Hotels, Restaurants &
                        Leisure -- 2.3%
   20,230               Dunkin' Brands Group, Inc.                  $  1,297,147
  108,853(a)            Norwegian Cruise Line Holdings,
                        Ltd.                                           4,614,279
                                                                    ------------
                        Total Hotels, Restaurants &
                        Leisure                                     $  5,911,426
                                                                    ------------
                        Household Durables -- 2.7%
  270,512               PulteGroup, Inc.                            $  7,030,607
                                                                    ------------
                        Total Household Durables                    $  7,030,607
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

   Shares                                                                  Value
                        Industrial
                        Conglomerates -- 1.3%
   33,467               Carlisle Cos., Inc.                         $  3,364,103
                                                                    ------------
                        Total Industrial
                        Conglomerates                               $  3,364,103
                                                                    ------------
                        Insurance -- 7.0%
   62,307               Assured Guaranty, Ltd.                      $  2,385,112
   30,328               First American Financial Corp.                 1,353,842
  113,398               Lincoln National Corp.                         5,818,451
  205,123               Old Republic International Corp.               4,219,380
  146,055               Unum Group                                     4,291,096
                                                                    ------------
                        Total Insurance                             $ 18,067,881
                                                                    ------------
                        IT Services -- 3.1%
   75,194               Booz Allen Hamilton Holding Corp.           $  3,388,993
   88,005               DXC Technology Co.                             4,679,226
                                                                    ------------
                        Total IT Services                           $  8,068,219
                                                                    ------------
                        Leisure Products -- 1.4%
   77,059               Brunswick Corp.                             $  3,579,390
                                                                    ------------
                        Total Leisure Products                      $  3,579,390
                                                                    ------------
                        Machinery -- 6.3%
   75,424               Ingersoll-Rand Plc                          $  6,880,931
   44,138               Stanley Black & Decker, Inc.                   5,285,084
  109,078               Timken Co.                                     4,070,791
                                                                    ------------
                        Total Machinery                             $ 16,236,806
                                                                    ------------
                        Multiline Retail -- 3.6%
   57,660               Dollar General Corp.                        $  6,231,893
   44,400               Kohl's Corp.                                   2,945,496
                                                                    ------------
                        Total Multiline Retail                      $  9,177,389
                                                                    ------------
                        Multi-Utilities -- 2.4%
  120,753               Public Service Enterprise
                        Group, Inc.                                 $  6,285,194
                                                                    ------------
                        Total Multi-Utilities                       $  6,285,194
                                                                    ------------
                        Oil, Gas & Consumable
                        Fuels -- 5.0%
  375,329               Marathon Oil Corp.                          $  5,382,218
  184,457               Murphy Oil Corp.                               4,314,449
   93,689               PBF Energy, Inc.                               3,060,820
                                                                    ------------
                        Total Oil, Gas & Consumable
                        Fuels                                       $ 12,757,487
                                                                    ------------
                        Pharmaceuticals -- 1.6%
   33,110(a)            Jazz Pharmaceuticals Plc                    $  4,104,316
                                                                    ------------
                        Total Pharmaceuticals                       $  4,104,316
                                                                    ------------
                        Road & Rail -- 1.7%
   46,820               Kansas City Southern                        $  4,468,969
                                                                    ------------
                        Total Road & Rail                           $  4,468,969
                                                                    ------------
                        Semiconductors &
                        Semiconductor
                        Equipment -- 3.2%
  272,124               Marvell Technology Group, Ltd.              $  4,405,688
  237,224(a)            ON Semiconductor Corp.                         3,916,568
                                                                    ------------
                        Total Semiconductors &
                        Semiconductor Equipment                     $  8,322,256
                                                                    ------------
                        Specialty Retail -- 2.6%
   59,358               Aaron's, Inc.                               $  2,496,004
   85,748               Dick's Sporting Goods, Inc.                    2,675,337
    4,102(a)            O'Reilly Automotive, Inc.                      1,412,442
                                                                    ------------
                        Total Specialty Retail                      $  6,583,783
                                                                    ------------
                        Thrifts & Mortgage
                        Finance -- 1.7%
  264,645               Radian Group, Inc.                          $  4,329,592
                                                                    ------------
                        Total Thrifts & Mortgage
                        Finance                                     $  4,329,592
                                                                    ------------
                        Trading Companies &
                        Distributors -- 1.5%
   38,064(a)            United Rentals, Inc.                        $  3,902,702
                                                                    ------------
                        Total Trading Companies &
                        Distributors                                $  3,902,702
                                                                    ------------
                        TOTAL COMMON STOCKS
                        (Cost $258,939,377)                         $248,113,507
                                                                    ------------

Principal
   Amount
   USD ($)
                        U.S. GOVERNMENT AND
                        AGENCY OBLIGATION --
                        2.5% of Net Assets
6,500,000(b)            U.S. Treasury Bills, 1/8/19                 $  6,497,565
                                                                    ------------
                        TOTAL U.S. GOVERNMENT
                        AND AGENCY OBLIGATION
                        (Cost $6,489,503)                           $  6,497,565
                                                                    ------------
                        TOTAL INVESTMENTS IN
                        UNAFFILIATED
                        ISSUERS -- 98.9%
                        (Cost $265,428,880)                         $254,611,072
                                                                    ------------
                        OTHER ASSETS AND
                        LIABILITIES -- 1.1%                         $  2,758,216
                                                                    ------------
                        NET ASSETS -- 100.0%                        $257,369,288
                                                                    ============

REIT     Real Estate Investment Trust.

(a)      Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2018, aggregated $255,659,687 and $286,843,055, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2018, the Portfolio did not engage in cross trade activity.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

At December 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $266,012,621 was as follows:

   Aggregate gross unrealized appreciation for all investments
   in which there is an excess of value over tax cost                    $ 18,553,083
   Aggregate gross unrealized depreciation for all investments
   in which there is an excess of tax cost over value                     (29,954,632)
                                                                         ------------
   Net unrealized depreciation                                           $(11,401,549)
                                                                         ============

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2018, in valuing the Portfolio's investments.

                                   Level 1            Level 2       Level 3          Total
Common Stocks                   $248,113,507       $       --       $   --       $248,113,507
U.S. Government and
     Agency Obligations                   --        6,497,565           --          6,497,565
                                ------------       ----------       ------       ------------
     Total
      Investments
      in Securities             $248,113,507       $6,497,565       $   --       $254,611,072
                                ============       ==========       ======       ============

During the year ended December 31, 2018, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/18
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $265,428,880)             $254,611,072
   Cash                                                                             2,429,134
   Receivables --
      Portfolio shares sold                                                            33,982
      Dividends                                                                       429,801
   Other assets                                                                            18
                                                                                 ------------
         Total assets                                                            $257,504,007
                                                                                 ------------
LIABILITIES:
   Payables --
      Portfolio shares repurchased                                               $     48,202
      Trustees' fees                                                                      428
   Due to affiliates --
      Management fees                                                                  22,720
      Distributions                                                                     7,602
      Other due to affiliates                                                             294
   Accrued expenses --
      Professional fees                                                                37,932
      Printing expenses                                                                 4,572
      Administrative fees                                                               7,873
   Other accrued expenses                                                               5,096
                                                                                 ------------
         Total liabilities                                                       $    134,719
                                                                                 ------------
NET ASSETS:
   Paid-in capital                                                               $247,631,204
   Distributable earnings                                                           9,738,084
                                                                                 ------------
         Net assets                                                              $257,369,288
                                                                                 ------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $33,506,217/2,157,134 shares)                               $      15.53
                                                                                 ============
   Class II (based on $223,863,071/14,584,864 shares)                            $      15.35
                                                                                 ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/18

INVESTMENT INCOME:
   Dividends from unaffiliated issuers (net of foreign taxes withheld $66)        $ 6,111,067
   Interest from unaffiliated issuers                                                  13,070
                                                                                  -----------
      Total investment income                                                                        $  6,124,137
                                                                                                     ------------
EXPENSES:
   Management fees                                                                $ 2,063,979
   Administrative expense                                                             127,942
   Distribution fees
      Class II                                                                        686,021
   Custodian fees                                                                      19,641
   Professional fees                                                                   53,236
   Printing expense                                                                    22,605
   Trustees' fees                                                                      11,844
   Insurance expense                                                                    4,031
   Miscellaneous                                                                       13,841
                                                                                  -----------
      Total expenses                                                                                 $  3,003,140
                                                                                                     ------------
         Net investment income                                                                       $  3,120,997
                                                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                                            $ 18,496,275
                                                                                                     ------------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                                            $(84,415,745)
                                                                                                     ------------
   Net realized and unrealized gain (loss) on investments                                            $(65,919,470)
                                                                                                     ------------
   Net decrease in net assets resulting from operations                                              $(62,798,473)
                                                                                                     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                    Year              Year
                                                                                                   Ended             Ended
                                                                                                 12/31/18          12/31/17
FROM OPERATIONS:
Net investment income (loss)                                                                   $  3,120,997      $  1,564,905
Net realized gain (loss) on investments                                                          18,496,275        25,927,381
Change in net unrealized appreciation (depreciation) on investments                             (84,415,745)       16,397,392
                                                                                               ------------      ------------
      Net increase (decrease) in net assets resulting from operations                          $(62,798,473)     $ 43,889,678
                                                                                               ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
   Class I ($1.80 and $1.87 per share, respectively)                                           $ (3,874,981)     $ (5,805,193)
   Class II ($1.75 and $1.82 per share, respectively)                                           (24,158,307)      (24,994,149)
                                                                                               ------------      ------------
      Total distributions to shareowners                                                       $(28,033,288)     $(30,799,342)
                                                                                               ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                              $ 20,203,176      $ 21,630,759
Reinvestment of distributions                                                                    28,033,288        30,799,342
Cost of shares repurchased                                                                      (46,788,244)      (81,719,182)
                                                                                               ------------      ------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions        $  1,448,220      $(29,289,081)
                                                                                               ------------      ------------
      Net decrease in net assets                                                               $(89,383,541)     $(16,198,745)
NET ASSETS**:
Beginning of year                                                                              $346,752,829      $362,951,574
                                                                                               ============      ============
End of year                                                                                    $257,369,288      $346,752,829
                                                                                               ============      ============
* For the year ended December 31, 2017 distributions to shareowners were presented as follows:
Net investment income:
   Class I ($0.18 per share)                                                                                     $   (559,379)
   Class II ($0.13 per share)                                                                                      (1,789,220)
Net realized gain:
   Class I ($1.69 per share)                                                                                     $ (5,245,814)
   Class II ($1.69 per share)                                                                                     (23,204,929)
** For the year ended December 31, 2017 undistributed net investment income was presented as follows: $1,561,958

                                          Year Ended     Year Ended      Year Ended     Year Ended
                                           12/31/18       12/31/18        12/31/17       12/31/17
                                            Shares         Amount          Shares         Amount
CLASS I
Shares sold                                 136,374     $ 2,674,977        143,323     $  2,862,115
Reinvestment of distributions               207,551       3,874,981        305,697        5,805,193
Less shares repurchased                    (464,779)     (8,951,694)    (1,516,669)     (31,462,151)
                                         ----------     -----------     ----------     ------------
   Net (decrease)                          (120,854)    $(2,401,736)    (1,067,649)    $(22,794,843)
                                         ==========     ===========     ==========     ============
CLASS II
Shares sold                                 934,113     $17,528,199        914,691     $ 18,768,644
Reinvestment of distributions             1,307,268      24,158,307      1,328,770       24,994,149
Less shares repurchased                  (1,964,411)    (37,836,550)    (2,450,621)     (50,257,031)
                                         ----------     -----------     ----------     ------------
   Net increase (decrease)                  276,970     $ 3,849,956       (207,160)    $ (6,494,238)
                                         ==========     ===========     ==========     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           Year        Year        Year        Year         Year
                                                                          Ended       Ended       Ended       Ended         Ended
                                                                        12/31/18    12/31/17    12/31/16*   12/31/15*     12/31/14*
Class I
Net asset value, beginning of period                                    $ 21.11     $ 20.49     $ 18.88     $ 22.79       $ 22.96
                                                                        -------     -------     -------     -------       -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                         $  0.23(a)  $  0.13(a)  $  0.17(a)  $  0.18(a)    $  0.21
   Net realized and unrealized gain (loss) on investments                 (4.01)       2.36        2.81       (1.38)         3.11
                                                                        -------     -------     -------     -------       -------
      Net increase (decrease) from investment operations                $ (3.78)    $  2.49     $  2.98     $ (1.20)      $  3.32
                                                                        -------     -------     -------     -------       -------
Distributions to shareowners:
   Net investment income                                                $ (0.14)    $ (0.18)    $ (0.14)    $ (0.18)      $ (0.22)
   Net realized gain                                                      (1.66)      (1.69)      (1.23)      (2.53)        (3.27)
                                                                        -------     -------     -------     -------       -------
Total distributions                                                     $ (1.80)    $  (1.87)   $ (1.37)    $ (2.71)      $ (3.49)
                                                                        -------     -------     -------     -------       -------
Net increase (decrease) in net asset value                              $ (5.58)    $  0.62     $  1.61     $ (3.91)      $ (0.17)
                                                                        -------     -------     -------     -------       -------
Net asset value, end of period                                          $ 15.53     $ 21.11     $ 20.49     $ 18.88       $ 22.79
                                                                        =======     =======     =======     =======       =======
Total return (b)                                                         (19.34)%     13.17%      16.56%      (6.14)%(c)    15.09%
Ratio of net expenses to average net assets (d)                            0.73%       0.71%       0.71%       0.71%         0.71%
Ratio of net investment income (loss) to average net assets                1.19%       0.64%       0.91%       0.84%         0.87%
Portfolio turnover rate                                                      81%         61%         75%         87%           62%
Net assets, end of period (in thousands)                                $33,506     $48,082     $68,552     $70,412       $88,618

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.19)%.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                                           Year        Year        Year        Year         Year
                                                                          Ended       Ended       Ended       Ended         Ended
                                                                        12/31/18    12/31/17    12/31/16*   12/31/15*     12/31/14*
Class II
Net asset value, beginning of period                                    $  20.87    $  20.28    $  18.70    $  22.59      $  22.79
                                                                        --------    --------    --------    --------      --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                         $   0.18(a) $   0.08(a) $   0.12(a) $   0.12(a)   $   0.15
   Net realized and unrealized gain (loss) on investments                  (3.95)       2.33        2.78       (1.36)         3.08
                                                                        --------    --------    --------    --------      --------
      Net increase (decrease) from investment operations                $  (3.77)   $   2.41    $   2.90    $  (1.24)     $   3.23
                                                                        --------    --------    --------    --------      --------
Distributions to shareowners:
   Net investment income                                                $  (0.09)   $  (0.13)   $  (0.09)   $  (0.12)     $  (0.16)
   Net realized gain                                                       (1.66)      (1.69)      (1.23)      (2.53)        (3.27)
                                                                        --------    --------    --------    --------      --------
Total distributions                                                     $  (1.75)   $  (1.82)   $  (1.32)   $  (2.65)     $  (3.43)
                                                                        --------    --------    --------    --------      --------
Net increase (decrease) in net asset value                              $  (5.52)   $   0.59    $   1.58    $  (3.89)     $  (0.20)
                                                                        --------    --------    --------    --------      --------
Net asset value, end of period                                          $  15.35    $  20.87    $  20.28    $  18.70      $  22.59
                                                                        ========    ========    ========    ========      ========
Total return (b)                                                          (19.49)%     12.87%      16.23%      (6.35)%(c)    14.80%
Ratio of net expenses to average net assets (d)                             0.98%       0.96%       0.96%       0.96%         0.96%
Ratio of net investment income (loss) to average net assets                 0.95%       0.39%       0.67%       0.60%         0.62%
Portfolio turnover rate                                                       81%         61%         75%         87%           62%
Net assets, end of period (in thousands)                                $223,863    $298,671    $294,399    $274,774      $318,225

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (6.40)%.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

16

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Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value VTC Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under (U.S. GAAP). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses

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Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                  2018                  2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                          $ 1,562,158          $ 6,478,410
      Long-term capital gain                    26,471,130           24,320,932
                                               -----------          -----------
       Total distributions                     $28,033,288          $30,799,342
                                               ===========          ===========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                       2018
      --------------------------------------------------------------------------
      Distributable Earnings:
      Undistributed ordinary income                                $  3,120,797
      Undistributed long-term capital gain                           18,018,836
      Unrealized depreciation                                       (11,401,549)
                                                                   ------------
       Total                                                       $  9,738,084
                                                                   ============

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial

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Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,014 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,602 in distribution fees payable to the Distributor at December 31, 2018.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of
Pioneer Mid Cap Value VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended December 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Mid Cap Value VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
February 14, 2019

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Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Mid Cap Value VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2018 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2018, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

The Trustees discussed the Portfolio's performance with APAM on a more frequent basis in light of the Portfolio's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted APAM's explanation for the Portfolio's relative performance and the steps taken by APAM to address the Portfolio's performance, including enhancing the investment process used for the Portfolio. It was noted that Raymond Haddad a Vice President of APAM, became a portfolio manager of the Portfolio in March 2018, and Timothy P. Stanish, a Vice President of APAM, also became a portfolio manager of the Portfolio in September 2018. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Mid Cap Value VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers

The Portfolio's Trustees and Officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds") . The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (68)      Trustee since 2006. Serves until  Private investor (2004 - 2008 and 2013 - Director, Broadridge Financial
Chairman of the Board     a successor trustee is elected    present); Chairman (2008 - 2013) and     Solutions, Inc. (investor
and Trustee               or earlier retirement or removal. Chief Executive Officer (2008 - 2012),   communications and securities
                                                            Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)        Trustee since 2005. Serves until  Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                   a successor trustee is elected    Advisors (corporate advisory  services   Trust (publicly-traded mortgage
                          or earlier retirement or removal. company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                                                            present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and             fund) (2010 - 2017); Director
                                                            consulting company) (2010); Executive    of Oxford Analytica, Inc.
                                                            Vice President and Chief Financial       (2008 - 2015); and Director of
                                                            Officer, I-trax, Inc. (publicly traded   Enterprise Community
                                                            health care services  company) (2004 -   Investment, Inc. (privately-
                                                            2007); and Executive Vice President and  held affordable housing
                                                            Chief Financial Officer, Pedestal Inc.   finance company) (1985 - 2010)
                                                            (internet-based mortgage trading
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); and Executive, The World Bank
                                                            (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74) Trustee since 2008. Serves until  William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                   a successor trustee is elected    Political Economy, Harvard University    Funds Investment Trust and
                          or earlier retirement or removal. (1972 - present)                         Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (71) Trustee since 2000. Serves until  Founding Director, Vice-President and    None
Trustee                   a successor trustee is elected    Corporate Secretary, The Winthrop
                          or earlier retirement or removal. Group, Inc. (consulting firm) (1982 -
                                                            present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            2017); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)  Trustee since 2017. (Advisory     Chief Investment Officer, 1199 SEIU      None
Trustee                   Trustee from 2014 - 2017)         Funds (healthcare workers union pension
                          Serves until a successor trustee  funds) (2001 - present); Vice is elected or earlier retirement  President - International Investments
                          or removal.                       Group, American International Group,
                                                            Inc. (insurance company) (1993 - 2001);
                                                            Vice President - Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); and Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd. (investment
                                                            bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)  Trustee since 1995. Serves until  President and Chief Executive Officer,   Director of New America High
Trustee                   a successor trustee is elected    Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                          or earlier retirement or removal. banking firm) (1981 - present)           investment company) (2004 -
                                                                                                     present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)    Trustee since 2014. Serves until  Consultant (investment company services) None
Trustee                   a successor trustee is elected    (2012 - present); Executive Vice
                          or earlier retirement or removal. President, BNY Mellon (financial and investment company services) (1969 -
                                                            2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon Overseas
                                                            Investment Corp. (financial services)
                                                            (2009 - 2012); Director, Financial
                                                            Models (technology) (2005 - 2007);
                                                            Director, BNY Hamilton Funds, Ireland
                                                            (offshore investment companies) (2004 -
                                                            2007); Chairman/Director, A2B/BNY
                                                            Securities Services Ltd., Ireland
                                                            (financial services) (1999 - 2006); and
                                                            Chairman, BNY Alternative Investment
                                                            Services, Inc. (financial services)
                                                            (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INTERESTED TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (56)*       Trustee since 2017. Serves until  Director, CEO and President of Amundi    None
Trustee, President and    a successor trustee is elected    Pioneer Asset Management USA, Inc.
Chief Executive Officer   or earlier retirement or removal  (since September 2014); Director, CEO and President of Amundi Pioneer Asset
                                                            Management, Inc. (since September 2014);
                                                            Director, CEO and President of Amundi
                                                            Pioneer Distributor, Inc. (since
                                                            September 2014); Director, CEO and
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Chair, Amundi
                                                            Pioneer Asset Management USA, Inc.,
                                                            Amundi Pioneer Distributor, Inc. and
                                                            Amundi Pioneer Institutional Asset
                                                            Management, Inc. (September 2014 -
                                                            2018); Managing Director, Morgan
                                                            Stanley Investment Management (2010 -
                                                            2013); and Director of Institutional
                                                            Business, CEO of International, Eaton
                                                            Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*   Trustee since 2014. Serves until  Director and Executive Vice President    None
Trustee                   a successor trustee is elected    (since 2008) and Chief Investment
                          or earlier retirement or removal  Officer, U.S. (since 2010) of Amundi
                                                            Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); and Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.



TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J.            Since 2003. Serves at the         Vice President and Associate General     None
Kelley (54)               discretion of the Board           Counsel of Amundi Pioneer since
Secretary and Chief                                         January 2008; Secretary and Chief Legal
Legal Officer                                               Officer of all of the Pioneer Funds
                                                            since June 2010; Assistant Secretary of
                                                            all of the Pioneer Funds from September
                                                            2003 to May 2010; and Vice President
                                                            and Senior Counsel of Amundi Pioneer
                                                            from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)    Since 2010. Serves at the         Fund Governance Director of Amundi       None
Assistant Secretary       discretion of the Board           Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Mid Cap Value VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Thomas Reyes (56)         Since 2010. Serves at the         Senior Counsel of Amundi Pioneer since   None
Assistant Secretary       discretion of the Board           May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010; and
                                                            Counsel of Amundi Pioneer from June 2007
                                                            to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)      Since 2008. Serves at the         Vice President - Fund Treasury of        None
Treasurer and Chief       discretion of the Board           Amundi Pioneer; Treasurer of all of the
Financial and                                               Pioneer Funds since March 2008; Deputy
Accounting Officer                                          Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)     Since 2000. Serves at the         Director - Fund Treasury of Amundi       None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)        Since 2002. Serves at the         Senior Manager - Fund Treasury of Amundi None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)     Since 2009. Serves at the         Senior Manager - Fund Treasury of        None
Assistant Treasurer       discretion of the Board           Amundi Pioneer since November 2008;
                                                            Assistant Treasurer of all of the
                                                            Pioneer Funds since January 2009; and
                                                            Client Service Manager - Institutional
                                                            Investor Services at State Street Bank
                                                            from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)          Since 2018. Serves at the         Managing Director, Chief Compliance      None
Chief Compliance Officer  discretion of the Board           Officer of Amundi Pioneer Asset
                                                            Management; Amundi Pioneer Institutional
                                                            Asset Management, Inc.; and the Pioneer
                                                            Funds since September 2018; and Chief
                                                            Compliance Officer of Amundi Pioneer
                                                            Distributor, Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)      Since 2006. Serves at the         Vice President of Amundi Pioneer Asset   None
Anti-Money Laundering     discretion of the Board           Management and Anti-Money Laundering
Officer                                                     Officer of all the Pioneer Funds
                                                            since 2006
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18647-13-0219

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

               Pioneer Real Estate Shares VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2018

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Real Estate VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     7

  Financial Statements                                                        9

  Notes to Financial Statements                                              14

  Report of Independent Registered Public Accounting Firm                    18

  Additional Information                                                     19

  Approval of Investment Management Agreement                                20

  Trustees, Officers and Service Providers                                   23

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/18
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of total investments)*

Specialized REITs                                                          21.3%
Retail REITs                                                               15.5%
Residential REITs                                                          14.7%
Industrial REITs                                                           13.8%
Health Care REITs                                                           9.9%
Office REITs                                                                6.1%
Hotel & Resort REITs                                                        5.8%
Diversified REITs                                                           4.7%
Real Estate                                                                 3.3%
Homebuilding                                                                1.7%
Hypermarkets & Super Centers                                                1.1%
Health Care Facilities                                                      1.0%
Real Estate Services                                                        0.6%
Environmental & Facilities Services                                         0.5%

5 Largest Holdings
(As a percentage of total investments)*

1.  Simon Property Group, Inc.                                             7.89%
--------------------------------------------------------------------------------
2.  Prologis, Inc.                                                         5.83
--------------------------------------------------------------------------------
3.  Equinix, Inc.                                                          3.66
--------------------------------------------------------------------------------
4.  AvalonBay Communities, Inc.                                            3.59
--------------------------------------------------------------------------------
5.  Extra Space Storage, Inc.                                              3.22
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/18
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                12/31/18               12/31/17
   Class I                                $12.55                 $15.40
   Class II                               $12.58                 $15.44

                               Net
Distributions per Share:       Investment       Short-Term         Long-Term
(1/1/18 - 12/31/18)            Income           Capital Gains      Capital Gains
   Class I                     $0.2515          $   --             $1.5877
   Class II                    $0.2128          $   --             $1.5877

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Real Estate Shares VCT Portfolio at net asset value during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


               Pioneer Real      Pioneer Real
               Estate            Estate
               Shares VCT        Shares VCT
               Portfolio,        Portfolio,        MSCI U.S.
               Class I           Class II          REIT Index
12/08          $10,000           $10,000           $10,000
12/09          $13,164           $13,156           $12,861
12/10          $16,942           $16,910           $16,523
12/11          $18,640           $18,560           $17,960
12/12          $21,699           $21,546           $21,150
12/13          $22,078           $21,877           $21,673
12/14          $28,894           $28,562           $28,257
12/15          $30,279           $29,853           $28,970
12/16          $32,112           $31,589           $31,461
12/17          $33,238           $32,632           $33,056
12/18          $30,833           $30,172           $31,545

The MSCI U.S. REIT Index is an unmanaged, widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2018)

----------------------------------------------------------------
                                                      MSCI U.S.
                       Class I        Class II       REIT Index
----------------------------------------------------------------
10 Years               11.92%          11.68%           12.17%
5 Years                 6.91%           6.64%            7.80%
1 Year                 -7.24%          -7.54%           -4.57%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Effective January 1, 2018, AmundiPioneer became directly responsible for portfolio management of the Portfolio. The performance shown for periods prior to January 1, 2018 reflects the investment strategies employed during those periods.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on actual returns from July 1, 2018 through December 31, 2018.

      Share Class                                       I                   II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/18           $1,000.00           $1,000.00
      Ending Account Value on 12/31/18            $  927.69           $  926.64
      Expenses Paid During Period*                $    6.66           $    7.87

* Expenses are equal to the Portfolio's annualized expense ratio of 1.37% and 1.62%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares VCT
Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2018 through December 31, 2018.

      Share Class                                        I                II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/18              $1,000.00        $1,000.00
      Ending Account Value on 12/31/18               $1,018.30        $1,017.04
      Expenses Paid During Period*                   $    6.97        $    8.24

* Expenses are equal to the Portfolio's annualized expense ratio of 1.37% and 1.62%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18
--------------------------------------------------------------------------------

Call 1-800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Raymond Haddad discusses the market environment for real estate investment trusts (REITs) and other real estate-related investments, and the factors that influenced the performance of the Pioneer Real Estate Shares VCT Portfolio during the 12-month period ended December 31, 2018. Mr. Haddad, a vice president and portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Portfolio

Q: How did the Portfolio perform during the 12-month period ended December 31, 2018?

A: Pioneer Real Estate Shares VCT Portfolio's Class I shares returned -7.24% at net asset value during the 12-month period ended December 31, 2018, and Class II shares returned -7.54%, while the Portfolio's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index)1, returned -4.57%.

Q: How would you describe the market environment for REIT investors during the 12-month period ended December 31, 2018?

A: Rising interest rates were a steady headwind for REITs during the period. The U.S. Federal Reserve (the Fed) announced four increases in short-term interest rates during the year, in March, June, September, and December, and the yield on the benchmark 10-year U.S. Treasury rose from 2.41% on December 31, 2017, to a high of 3.24% on November 8, 2018, before closing out the year at 2.68%.

Q: What was your investment approach in managing the Portfolio in that environment during the 12-month period ended December 31, 2018?

A: Our team began managing the Portfolio in January 2018. Within our portfolio construction process, we take a broad approach and are mindful of sub-sector weightings and individual holdings within the benchmark MSCI Index. However, since we are active managers, we are less concerned with matching or staying close to the MSCI Index's profile. Over- or underweighting REIT sub-sectors is a byproduct of our investment selection process, in which we employ a value-oriented strategy aimed at identifying securities that we believe are underpriced relative to their peers.

      During the second half of the 12-month period, we began to fine-tune the Portfolio, given our belief that the pace of Fed rate increases might slow in response to weaker economic growth. We trimmed the Portfolio's exposure to hotels, which are short-term REITs that have tended to outperform in rising-rate markets because of their ability to raise daily occupation rates. We also

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

      added exposure to longer-term REITs that allow the companies to lock in more extended lease terms, which helped add some stability to the Portfolio's income flow. As part of our strategy, we added REITs in the apartment and health care sub-sectors, narrowing the Portfolio's underweights in those sectors relative to the MSCI Index.

Q: Which investments or strategies detracted from the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2018?

A: The Portfolio's underperformance relative to the MSCI Index during the 12-month period was due to overweights in the underperforming industrials and hotel sub-sectors, and an underweight to the outperforming health care sub-sector.

      Among individual REITs held in the Portfolio, the top detractors from benchmark-relative performance included overweight positions in the underperforming Equinix (data centers), General Growth Properties (regional malls), and Boston Properties (office). Equinix struggled in 2018 due to its shift to hyper-scale tenants, which weighed on the company's profit margins. Elevated supply concerns in the sub-sector also weighed on Equinix's stock price. (Hyper-scale data centers have diverse workload requirements and high service level expectations from customers and end-users, including both uptime and load times.) General Growth Properties (GGP), an operator of regional malls, lagged during the period on concerns that sales at traditional "brick-and-mortar" retail stores were being eclipsed by e-Commerce. In August 2018, Brookfield Property Partners acquired GGP. Finally, with the office space supply/demand picture in New York City and Washington, D.C. becoming more challenging, the Portfolio's position in Boston Properties struggled. Worries about capital-expenditure needs and the fact that the office REIT cycle is entering the later stages of its recovery also clouded the outlook for the sub-sector.

Q: Which investments or strategies aided the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2018?

A: Among individual holdings, the top contributors to the Portfolio's benchmark-relative performance during the period included overweight positions in the outperforming Omega Healthcare, Agree Realty, and Encompass Health. Omega Healthcare, one of the largest skilled nursing and assisted living facility companies, rallied during the period on management's ability to address several of the company's tenant solvency issues. Omega has increased its dividend* over the past 10 years and has carried a yield that is higher than the average REIT. Agree Realty is a triple-net-lease REIT primarily focused on retail properties.

      Agree Realty has avoided the downturn in retail by leasing to more service-oriented tenants outside the traditional apparel area, such as restaurants, theaters, and gyms, all of which have demonstrated growth and financial strength. Encompass Health provides post-acute health care services through a network of inpatient rehabilitation hospitals, home health agencies, and

*     Dividends are not guaranteed.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18                             (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

The Portfolio invests in a limited number of securities and, as a result, the Portfolio's performance may be more volatile than the performance of other portfolios holding more securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Portfolio will generally rise.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

      hospice agencies. The REIT rallied on the news of better-than-expected legislation from Congress that made several changes to the Medicare program under the Affordable Care Act.

Q: Did you invest in any derivative securities during the 12-month period ended December 31, 2018?

A:    No, the Portfolio held no derivative investments during the period.

Q:    What is your outlook for REITs as we enter 2019?

A: The performance of REITs generally tracked that of the broader stock market in 2018. We believe that was due in part to the income attributes of REITs, which helped to soften the price-dampening effects of higher interest rates.

      At the Fed's December 2018 meeting, policymakers suggested that the pace of interest-rate hikes is expected to slow in 2019, from three potential increases to two. That more dovish tone helped the markets recover slightly at period-end, and we believe, all other things being equal, that a moderating Fed stance on rate increases could contribute to a more hospitable investment environment for REITs in 2019.

Please refer to the Schedule of Investments on pages 7 - 8 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18
--------------------------------------------------------------------------------

    Shares                                                            Value
                   UNAFFILIATED ISSUERS -- 99.4%
                   COMMON STOCKS --
                   99.4% of Net Assets
                   Commercial Services &
                   Supplies -- 0.5%
     1,652         Waste Connections, Inc.                      $   122,661
                                                                -----------
                   Total Commercial Services &
                   Supplies                                     $   122,661
                                                                -----------
                   Equity Real Estate Investment
                   Trusts (REITs) -- 91.3%
     9,678         Agree Realty Corp.                           $   572,163
     2,040         Alexandria Real Estate Equities, Inc.            235,090
     1,203         American Tower Corp.                             190,303
    13,879         Americold Realty Trust                           354,470
     9,354         Armada Hoffler Properties, Inc.                  131,517
     5,050         AvalonBay Communities, Inc.                      878,953
     6,037         Braemar Hotels & Resorts, Inc.                    53,910
     4,524         Camden Property Trust                            398,338
     3,721         Chesapeake Lodging Trust                          90,606
     8,360         Community Healthcare Trust, Inc.                 241,019
     1,863         Crown Castle International Corp.                 202,378
    23,409         CubeSmart                                        671,604
     2,704         CyrusOne, Inc.                                   142,987
     6,151         Digital Realty Trust, Inc.                       655,389
     5,995         Douglas Emmett, Inc.                             204,609
     4,663         EastGroup Properties, Inc.                       427,737
     2,540         Equinix, Inc.                                    895,502
     4,418         Equity Commonwealth                              132,584
     8,026         Equity LifeStyle Properties, Inc.                779,565
     8,710         Extra Space Storage, Inc.                        788,081
     1,682         Federal Realty Investment Trust                  198,543
    12,268         First Industrial Realty Trust, Inc.              354,054
     7,110         Four Corners Property Trust, Inc.                186,282
    10,282         Getty Realty Corp.                               302,394
     6,539         Granite Real Estate Investment Trust             255,032
     6,153         Healthcare Realty Trust, Inc.                    174,991
    30,477         Host Hotels & Resorts, Inc.                      508,052
    13,319         Independence Realty Trust, Inc.                  122,268
     8,346         JBG SMITH Properties                             290,524
     2,110         Lamar Advertising Co.                            145,970
     5,582         Liberty Property Trust                           233,774
     3,019         Life Storage, Inc.                               280,737
     3,268         LTC Properties, Inc.                             136,210
    14,273         Medical Properties Trust, Inc.                   229,510
    11,701         National Storage Affiliates Trust                309,608
    10,395         NexPoint Residential Trust, Inc.                 364,345
     9,231         NorthStar Realty Europe Corp.                    134,219
    19,608         Omega Healthcare Investors, Inc.                 689,221
    14,674         Park Hotels & Resorts, Inc.                      381,231
    11,860         Physicians Realty Trust                          190,116
    10,981         Preferred Apartment Communities, Inc.            154,393
    24,275         Prologis, Inc.                                 1,425,428
     2,320         PS Business Parks, Inc.                          303,920
     2,865         Public Storage                                   579,905
    10,338         Realty Income Corp.                              651,708
    11,551         Rexford Industrial Realty, Inc.                  340,408
     5,933         Ryman Hospitality Properties, Inc.               395,672
    11,491         Simon Property Group, Inc.                     1,930,373
     2,653         SL Green Realty Corp.                            209,799
     3,993         Spirit Realty Capital, Inc.                      140,753
     8,350         STORE Capital Corp.                              236,389
     7,503         Sun Communities, Inc.                            763,130
     6,341         Terreno Realty Corp.                             223,013
    13,433         Tier Real Estate Investment Trust, Inc.          277,123
     3,360         UDR, Inc.                                        133,123
    34,039         VEREIT, Inc.                                     243,379
     8,122         VICI Properties, Inc.                            152,531
    11,114         Welltower, Inc.                                  771,423
                                                                -----------
                   Total Equity Real Estate
                   Investment Trusts (REITs)                    $22,466,356
                                                                -----------
                   Food & Staples
                   Retailing -- 1.0%
     2,802         Walmart, Inc.                                $   261,006
                                                                -----------
                   Total Food & Staples
                   Retailing                                    $   261,006
                                                                -----------
                   Health Care Providers &
                   Services -- 1.0%
     1,962         Encompass Health Corp.                       $   121,056
     7,840(a)      Select Medical Holdings Corp.                    120,344
                                                                -----------
                   Total Health Care Providers
                   & Services                                   $   241,400
                                                                -----------
                   Household Durables -- 1.7%
    15,874         PulteGroup, Inc.                             $   412,565
                                                                -----------
                   Total Household Durables                     $   412,565
                                                                -----------
                   Real Estate Management
                   & Development -- 3.9%
     7,688(a)      Cushman & Wakefield PLC                      $   111,246
     6,330         Deutsche Wohnen SE                               290,053

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

    Shares                                                            Value
                   Real Estate Management
                   & Development (continued)
     4,602         Grand City Properties SA                     $    99,901
     4,622(a)      Marcus & Millichap, Inc.                         158,673
     6,646         Vonovia SE                                       301,412
                                                                -----------
                   Total Real Estate Management
                   & Development                                $   961,285
                                                                -----------
                   TOTAL COMMON STOCKS
                   (Cost $19,760,428)                           $24,465,273
                                                                -----------
                   TOTAL INVESTMENTS IN
                   UNAFFILIATED ISSUERS -- 99.4%
                   (Cost $19,760,428)                           $24,465,273
                                                                -----------
                   OTHER ASSETS AND
                   LIABILITIES -- 0.6%                          $   138,194
                                                                -----------
                   NET ASSETS -- 100.0%                         $24,603,467
                                                                ===========

REIT      Real Estate Investment Trust.

(a)       Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2018, aggregated $42,828,659 and $46,243,876, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2018, the Portfolio did not engage in cross trade activity.

At December 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $19,874,491 was as follows:

      Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost               $5,498,982
      Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value                 (908,200)
                                                                       ----------
      Net unrealized appreciation                                      $4,590,782
                                                                       ==========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2018, in valuing the Portfolio's investments.

                             Level 1      Level 2    Level 3       Total
Common Stocks              $24,465,273    $   --     $   --     $24,465,273
                           -----------    ------     ------     -----------
  Total Investments
    in Securities          $24,465,273    $   --     $   --     $24,465,273
                           ===========    ======     ======     ===========

During the year ended December 31, 2018, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/18
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $19,760,428)             $24,465,273
   Cash                                                                              82,789
   Receivables --
      Portfolio shares sold                                                             594
      Dividends                                                                     130,012
                                                                                -----------
         Total assets                                                           $24,678,668
                                                                                -----------
LIABILITIES:
   Payables --
      Portfolio shares repurchased                                              $    11,300
      Distributions                                                                     103
      Trustees' fees                                                                     39
      Professional fees                                                              42,715
      Administrative expense                                                          5,637
      Shareowner communications expense                                               3,675
      Printing expense                                                                5,189
   Due to affiliates                                                                  3,226
   Accrued expenses                                                                   3,317
                                                                                -----------
         Total liabilities                                                      $    75,201
                                                                                -----------
NET ASSETS:
   Paid-in capital                                                              $12,207,096
   Distributed earnings                                                          12,396,371
                                                                                -----------
         Net assets                                                             $24,603,467
                                                                                -----------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $6,210,232/495,000 shares)                                 $     12.55
                                                                                ===========
   Class II (based on $18,393,235/1,462,217 shares)                             $     12.58
                                                                                ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/18

INVESTMENT INCOME:
   Dividends from unaffiliated issuers (net of foreign taxes withheld $5,354)       $    838,632
   Interest from unaffiliated issuers                                                     47,172
                                                                                    ------------
      Total investment income                                                                            $    885,804
                                                                                                         ------------
EXPENSES:
   Management fees                                                                  $    226,554
   Administrative expense                                                                 54,363
   Distribution fees
      Class II                                                                            53,292
   Custodian fees                                                                         19,482
   Professional fees                                                                      51,923
   Printing expense                                                                       22,942
   Trustees' fees                                                                          7,081
   Insurance expense                                                                         379
   Miscellaneous                                                                           4,785
                                                                                    ------------
      Total expenses                                                                                     $    440,801
                                                                                                         ------------
         Net investment income                                                                           $    445,003
                                                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                           $  8,236,382
     Other assets and liabilities denominated in foreign currencies                       (7,072)        $  8,229,310
                                                                                    ------------         ------------
   Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                            $(10,786,116)
     Other assets and liabilities denominated in foreign currencies                          (13)        $(10,786,129)
                                                                                    ------------         ------------
   Net realized and unrealized gain (loss) on investments                                                $ (2,556,819)
                                                                                                         ------------
   Net decrease in net assets resulting from operations                                                  $ (2,111,816)
                                                                                                         ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                       Year Ended      Year Ended
                                                                                                        12/31/18        12/31/17
FROM OPERATIONS:
Net investment income (loss)                                                                         $    445,003     $   487,235
Net realized gain (loss) on investments                                                                 8,229,310       3,154,761
Change in net unrealized appreciation (depreciation) on investments                                   (10,786,129)     (2,562,070)
      Net increase (decrease) in net assets resulting from operations                                $ (2,111,816)    $ 1,079,926
                                                                                                     ------------     -----------
DISTRIBUTIONS TO SHAREOWNERS:*
      Class I ($1.84 and $1.51 per share, respectively)                                              $   (878,301)    $  (770,441)
      Class II ($1.80 and $1.47 per share, respectively)                                               (2,630,104)     (2,295,896)
                                                                                                     ------------     -----------
         Total distributions to shareowners                                                          $ (3,508,405)    $(3,066,337)
                                                                                                     ------------     -----------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                                    $  1,232,192     $ 1,457,259
Reinvestment of distributions                                                                           3,508,405       3,066,233
Cost of shares repurchased                                                                             (5,932,824)     (8,230,032)
                                                                                                     ------------     -----------
      Net increase (decrease) in net assets resulting from Portfolio share transactions              $ (1,192,227)    $(3,706,540)
                                                                                                     ------------     -----------
      Net decrease in net assets                                                                     $ (6,812,448)    $(5,692,951)
                                                                                                     ------------     -----------
NET ASSETS:**
Beginning of year                                                                                    $ 31,415,915     $37,108,866
                                                                                                     ------------     -----------
End of year                                                                                          $ 24,603,467     $31,415,915
                                                                                                     ============     ===========
* For the year ended December 31, 2017 distributions to shareowners were presented as follows:
Net investment income:
   Class I ($0.26 per share)                                                                                          $  (135,453)
   Class II ($0.22 per share)                                                                                            (351,782)
Net realized gain:
   Class I ($1.25 per share)                                                                                             (634,988)
   Class II ($1.25 per share)                                                                                          (1,944,114)
** For the year ended December 31, 2017, undistributed net investment income was presented as follows: $0.

                                      Year Ended       Year Ended        Year Ended      Year Ended
                                       12/31/18         12/31/18          12/31/17        12/31/17
                                        Shares           Amount            Shares          Amount
CLASS I
Shares sold                             11,761         $   163,460         10,764        $   167,942
Reinvestment of distributions           64,839             878,301         50,060            770,441
Less shares repurchased                (89,553)         (1,245,960)      (102,087)        (1,617,132)
                                      --------         -----------       --------        -----------
      Net increase (decrease)          (12,953)        $  (204,199)       (41,263)       $  (678,749)
                                      ========         ===========       ========        ===========
CLASS II
Shares sold                             74,372         $ 1,068,732         81,384        $ 1,289,317
Reinvestment of distributions          193,673           2,630,104        148,821          2,295,792
Less shares repurchased               (334,280)         (4,686,864)      (415,697)        (6,612,900)
                                      --------         -----------       --------        -----------
      Net increase (decrease)          (66,235)        $  (988,028)      (185,492)       $(3,027,791)
                                      ========         ===========       ========        ===========

   The accompanying notes are an integral part of these financial statements.

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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                      12/31/18     12/31/17     12/31/16*    12/31/15*    12/31/14*
Class I
Net asset value, beginning of period                                   $15.40      $16.37       $19.53       $ 21.57      $ 18.77
                                                                       ------      ------       ------       -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                        $ 0.25(a)   $ 0.26(a)    $ 0.26(a)    $  0.29(a)   $  0.10
   Net realized and unrealized gain (loss) on investments               (1.26)       0.28         0.95          0.56         5.37
                                                                       ------      ------       ------       -------      -------
      Net increase (decrease) from investment operations               $(1.01)     $ 0.54       $ 1.21       $  0.85      $  5.47
                                                                       ------      ------       ------       -------      -------
Distributions to shareowners:
   Net investment income                                               $(0.25)     $(0.26)      $(0.27)      $ (0.29)     $ (0.32)
   Net realized gain                                                    (1.59)      (1.25)       (4.10)        (2.60)       (2.35)
                                                                       ------      ------       ------       -------      -------
Total distributions                                                    $(1.84)     $(1.51)      $(4.37)      $ (2.89)     $ (2.67)
                                                                       ------      ------       ------       -------      -------
Net increase (decrease) in net asset value                             $(2.85)     $(0.97)      $(3.16)      $ (2.04)     $  2.80
                                                                       ------      ------       ------       -------      -------
Net asset value, end of period                                         $12.55      $15.40       $16.37       $ 19.53      $ 21.57
                                                                       ======      ======       ======       =======      =======
Total return (b)                                                        (7.24)%      3.50%        6.05%         4.79%       30.87%
Ratio of net expenses to average net assets (c)                          1.37%       1.12%        1.06%         1.03%        1.02%
Ratio of net investment income (loss) to average net assets              1.76%       1.63%        1.42%         1.45%        1.51%
Portfolio turnover rate                                                   154%          8%           9%           17%          13%
Net assets, end of period (in thousands)                               $6,210      $7,824       $8,993       $10,215      $10,684

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.00+%, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

                                                                     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                      12/31/18     12/31/17     12/31/16*    12/31/15*    12/31/14*
Class II
Net asset value, beginning of period                                  $ 15.44      $ 16.40      $ 19.55      $ 21.60      $ 18.79
                                                                      -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $  0.21(a)   $  0.22(a)   $  0.21(a)   $  0.24(a)   $  0.06
   Net realized and unrealized gain (loss) on investments               (1.27)        0.29         0.96         0.56         5.37
                                                                      -------      -------      -------      -------      -------
      Net increase (decrease) from investment operations              $ (1.06)     $  0.51      $  1.17      $  0.80      $  5.43
                                                                      -------      -------      -------      -------      -------
Distributions to shareowners:
   Net investment income                                              $ (0.21)     $ (0.22)     $ (0.22)     $ (0.25)     $ (0.27)
   Net realized gain                                                    (1.59)       (1.25)       (4.10)       (2.60)       (2.35)
                                                                      -------      -------      -------      -------      -------
Total distributions                                                   $ (1.80)     $ (1.47)     $ (4.32)     $ (2.85)     $ (2.62)
                                                                      -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                            $ (2.86)     $ (0.96)     $ (3.15)     $ (2.05)     $  2.81
                                                                      -------      -------      -------      -------      -------
Net asset value, end of period                                        $ 12.58      $ 15.44      $ 16.40      $ 19.55      $ 21.60
                                                                      =======      =======      =======      =======      =======
Total return (b)                                                        (7.54)%       3.30%        5.82%        4.52%       30.56%
Ratio of net expenses to average net assets (c)                          1.62%        1.37%        1.31%        1.27%        1.26%
Ratio of net investment income (loss) to average net assets              1.51%        1.37%        1.18%        1.18%        1.28%
Portfolio turnover rate                                                   154%           8%           9%          17%          13%
Net assets, end of period (in thousands)                              $18,393      $23,592      $28,116      $31,792      $37,169

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.00+%, respectively. Amount rounds to less than 0.01%.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to pursue long-term capital growth, with current income as a secondary objective.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under (U.S. GAAP). U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

      by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      A portion of the dividend income recorded by the Portfolio is from distributions by publicly traded Real Estate Investment Trusts ("REITs"), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Portfolio as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

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Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                       2018             2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                               $  438,489       $  508,477
      Long-term capital gain                         3,069,916        2,557,860
                                                    ----------       ----------
       Total                                        $3,508,405       $3,066,337
                                                    ==========       ==========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                       2018
      --------------------------------------------------------------------------
      Distributable Earnings:
      Undistributed long-term capital gain                         $ 7,805,705
      Current Year Dividend Payable                                       (103)
      Net unrealized appreciation                                    4,590,769
                                                                   -----------
       Total                                                       $12,396,371
                                                                   ===========

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to Passive Foreign Investment Companies (PFIC).

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      Because the Portfolio may invest a substantial portion of its assets in REITs, the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital return may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

      Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Portfolio's average daily net assets up to $500 million and 0.75% on assets over $500 million. For the year ended December 31, 2018, the effective management fee was equivalent to 0.80% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,599 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $627 in distribution fees payable to the Distributor at December 31, 2018.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of
Pioneer Real Estate Shares VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Real Estate Shares VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended December 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Real Estate Shares VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
February 14, 2019

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, including the Portfolio's two most recent fiscal years, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Real Estate Shares VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2018 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2018, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

The Trustees discussed the Portfolio's performance with APAM on a more frequent basis in light of the Portfolio's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted APAM's explanation for the Portfolio's relative performance and the steps taken by APAM to address the Portfolio's performance, including enhancing the investment process used for the Portfolio. It was noted that APAM assumed direct responsibility for managing the Portfolio on January 1, 2018. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted the resource commitment necessary to manage a real estate fund that invests more significantly in non-U.S. securities than its peers. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer group. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Real Estate Shares VCT Portfolio        PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers

The Portfolio's Trustees and Officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds") . The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (68)      Trustee since 2006. Serves until  Private investor (2004 - 2008 and 2013 - Director, Broadridge Financial
Chairman of the Board     a successor trustee is elected    present); Chairman (2008 - 2013) and     Solutions, Inc. (investor
and Trustee               or earlier retirement or removal. Chief Executive Officer (2008 - 2012),   communications and securities
                                                            Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)        Trustee since 2005. Serves until  Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                   a successor trustee is elected    Advisors (corporate advisory  services   Trust (publicly-traded mortgage
                          or earlier retirement or removal. company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                                                            present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and             fund) (2010 - 2017); Director
                                                            consulting company) (2010); Executive    of Oxford Analytica, Inc.
                                                            Vice President and Chief Financial       (2008 - 2015); and Director of
                                                            Officer, I-trax, Inc. (publicly traded   Enterprise Community
                                                            health care services  company) (2004 -   Investment, Inc. (privately-
                                                            2007); and Executive Vice President and  held affordable housing
                                                            Chief Financial Officer, Pedestal Inc.   finance company) (1985 - 2010)
                                                            (internet-based mortgage trading
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); and Executive, The World Bank
                                                            (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74) Trustee since 2008. Serves until  William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                   a successor trustee is elected    Political Economy, Harvard University    Funds Investment Trust and
                          or earlier retirement or removal. (1972 - present)                         Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (71) Trustee since 2000. Serves until  Founding Director, Vice-President and    None
Trustee                   a successor trustee is elected    Corporate Secretary, The Winthrop
                          or earlier retirement or removal. Group, Inc. (consulting firm) (1982 -
                                                            present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            2017); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)  Trustee since 2017. (Advisory     Chief Investment Officer, 1199 SEIU      None
Trustee                   Trustee from 2014 - 2017)         Funds (healthcare workers union pension
                          Serves until a successor trustee  funds) (2001 - present); Vice is elected or earlier retirement  President - International Investments
                          or removal.                       Group, American International Group,
                                                            Inc. (insurance company) (1993 - 2001);
                                                            Vice President - Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); and Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd. (investment
                                                            bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)  Trustee since 1995. Serves until  President and Chief Executive Officer,   Director of New America High
Trustee                   a successor trustee is elected    Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                          or earlier retirement or removal. banking firm) (1981 - present)           investment company) (2004 -
                                                                                                     present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)    Trustee since 2014. Serves until  Consultant (investment company services) None
Trustee                   a successor trustee is elected    (2012 - present); Executive Vice
                          or earlier retirement or removal. President, BNY Mellon (financial and investment company services) (1969 -
                                                            2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon Overseas
                                                            Investment Corp. (financial services)
                                                            (2009 - 2012); Director, Financial
                                                            Models (technology) (2005 - 2007);
                                                            Director, BNY Hamilton Funds, Ireland
                                                            (offshore investment companies) (2004 -
                                                            2007); Chairman/Director, A2B/BNY
                                                            Securities Services Ltd., Ireland
                                                            (financial services) (1999 - 2006); and
                                                            Chairman, BNY Alternative Investment
                                                            Services, Inc. (financial services)
                                                            (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INTERESTED TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (56)*       Trustee since 2017. Serves until  Director, CEO and President of Amundi    None
Trustee, President and    a successor trustee is elected    Pioneer Asset Management USA, Inc.
Chief Executive Officer   or earlier retirement or removal  (since September 2014); Director, CEO and President of Amundi Pioneer Asset
                                                            Management, Inc. (since September 2014);
                                                            Director, CEO and President of Amundi
                                                            Pioneer Distributor, Inc. (since
                                                            September 2014); Director, CEO and
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Chair, Amundi
                                                            Pioneer Asset Management USA, Inc.,
                                                            Amundi Pioneer Distributor, Inc. and
                                                            Amundi Pioneer Institutional Asset
                                                            Management, Inc. (September 2014 -
                                                            2018); Managing Director, Morgan
                                                            Stanley Investment Management (2010 -
                                                            2013); and Director of Institutional
                                                            Business, CEO of International, Eaton
                                                            Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*   Trustee since 2014. Serves until  Director and Executive Vice President    None
Trustee                   a successor trustee is elected    (since 2008) and Chief Investment
                          or earlier retirement or removal  Officer, U.S. (since 2010) of Amundi
                                                            Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); and Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.



TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J.            Since 2003. Serves at the         Vice President and Associate General     None
Kelley (54)               discretion of the Board           Counsel of Amundi Pioneer since
Secretary and Chief                                         January 2008; Secretary and Chief Legal
Legal Officer                                               Officer of all of the Pioneer Funds
                                                            since June 2010; Assistant Secretary of
                                                            all of the Pioneer Funds from September
                                                            2003 to May 2010; and Vice President
                                                            and Senior Counsel of Amundi Pioneer
                                                            from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)    Since 2010. Serves at the         Fund Governance Director of Amundi       None
Assistant Secretary       discretion of the Board           Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Real Estate Shares VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Thomas Reyes (56)         Since 2010. Serves at the         Senior Counsel of Amundi Pioneer since   None
Assistant Secretary       discretion of the Board           May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010; and
                                                            Counsel of Amundi Pioneer from June 2007
                                                            to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)      Since 2008. Serves at the         Vice President - Fund Treasury of        None
Treasurer and Chief       discretion of the Board           Amundi Pioneer; Treasurer of all of the
Financial and                                               Pioneer Funds since March 2008; Deputy
Accounting Officer                                          Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)     Since 2000. Serves at the         Director - Fund Treasury of Amundi       None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)        Since 2002. Serves at the         Senior Manager - Fund Treasury of Amundi None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)     Since 2009. Serves at the         Senior Manager - Fund Treasury of        None
Assistant Treasurer       discretion of the Board           Amundi Pioneer since November 2008;
                                                            Assistant Treasurer of all of the
                                                            Pioneer Funds since January 2009; and
                                                            Client Service Manager - Institutional
                                                            Investor Services at State Street Bank
                                                            from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)          Since 2018. Serves at the         Managing Director, Chief Compliance      None
Chief Compliance Officer  discretion of the Board           Officer of Amundi Pioneer Asset
                                                            Management; Amundi Pioneer Institutional
                                                            Asset Management, Inc.; and the Pioneer
                                                            Funds since September 2018; and Chief
                                                            Compliance Officer of Amundi Pioneer
                                                            Distributor, Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)      Since 2006. Serves at the         Vice President of Amundi Pioneer Asset   None
Anti-Money Laundering     discretion of the Board           Management and Anti-Money Laundering
Officer                                                     Officer of all the Pioneer Funds
                                                            since 2006
------------------------------------------------------------------------------------------------------------------------------------

                          This page is for your notes.

                          This page is for your notes.

                          This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18653-13-0219

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                    Pioneer Equity Income VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2018

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     7

  Financial Statements                                                       10

  Notes to Financial Statements                                              15

  Report of Independent Registered Public Accounting Firm                    19

  Additional Information                                                     20

  Approval of Investment Management Agreement                                21

  Trustees, Officers and Service Providers                                   24

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/18
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of total investments)*

Financials                                                                 19.1%
Health Care                                                                12.8%
Consumer Discretionary                                                     11.9%
Consumer Staples                                                           10.2%
Information Technology                                                      8.8%
Energy                                                                      8.3%
Industrials                                                                 8.2%
Materials                                                                   7.6%
Utilities                                                                   6.8%
Communication Services                                                      3.4%
Real Estate                                                                 2.9%

5 Largest Holdings
(As a percentage of total investments)*

1.  Merck & Co., Inc.                                                      2.64%
--------------------------------------------------------------------------------
2.  Exxon Mobil Corp.                                                      2.26
--------------------------------------------------------------------------------
3.  Pfizer, Inc.                                                           2.11
--------------------------------------------------------------------------------
4.  Gorman-Rupp Co.                                                        2.08
--------------------------------------------------------------------------------
5.  Bank of America Corp.                                                  1.85
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/18
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                      12/31/18           12/31/17
   Class I                                     $23.41              $32.49
   Class II                                    $23.62              $32.70

                                 Net
Distributions per Share          Investment     Short-Term         Long-Term
(1/1/18 - 12/31/18)              Income         Capital Gains      Capital Gains
   Class I                       $0.6988        $   --             $6.2044
   Class II                      $0.6228        $   --             $6.2044

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Equity Income VCT Portfolio at net asset value during the periods shown, compared to that of the Russell 1000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


            Pioneer         Pioneer
            Equity          Equity
            Income VCT      Income VCT
            Portfolio       Portfolio       Russell 1000
            Class I         Class II        Value Index
12/08       $10,000         $10,000         $10,000
12/09       $11,414         $11,389         $11,969
12/10       $13,647         $13,579         $13,825
12/11       $14,470         $14,363         $13,879
12/12       $15,961         $15,794         $16,309
12/13       $20,605         $20,349         $21,614
12/14       $23,298         $22,946         $24,521
12/15       $23,413         $22,997         $23,583
12/16       $28,049         $27,487         $27,672
12/17       $32,384         $31,659         $31,453
12/18       $29,602         $28,882         $28,853

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2018)

--------------------------------------------------------------------------------
                                                                   Russell 1000
                                  Class I         Class II         Value Index
--------------------------------------------------------------------------------
10 Years                          11.46%          11.19%           11.18%
5 Years                            7.52%           7.25%            5.95%
1 Year                            -8.59%          -8.77%           -8.27%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on actual returns from July 1, 2018 through December 31, 2018.

      Share Class                                       I                   II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/18           $1,000.00           $1,000.00
      Ending Account Value on 12/31/18            $  915.02           $  914.04
      Expenses Paid During Period*                $    3.81           $    4.73

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.79% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2018 through December 31, 2018.

      Share Class                                       I                   II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/18           $1,000.00           $1,000.00
      Ending Account Value on 12/31/18            $1,021.22           $1,020.27
      Expenses Paid During Period*                $    4.02           $    4.99

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.79% and 0.98% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 1-800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, John A. Carey discusses the market environment for equities and the factors that affected the performance of Pioneer Equity Income VCT Portfolio during the 12-month period ended December 31, 2018. Mr. Carey, Managing Director, Director of Equity Income, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Portfolio, along with Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi Pioneer, and Sammi Truong, a vice president and associate portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform over the 12-month period ended December 31, 2018?

A: Pioneer Equity Income VCT Portfolio's Class I shares returned -8.59% at net asset value during the 12-month period ended December 31, 2018, and Class II shares returned -8.77%, while the Portfolio's benchmark, the Russell 1000 Value Index, returned -8.27%.

Q: How would you describe the market for equities during the 12-month period ended December 31, 2018, particularly for the types of equities deemed appropriate for the Portfolio?

A: Financial markets continued to come to terms with higher interest rates during the 12-month period ended December 31, 2018. From a low yield of 1.36% on the 10-Year U.S. Treasury bond on July 8, 2016, the yield on the 10-Year Treasury stood at 2.38% on December 31, 2017, then trended higher to settle at a current yield of 2.68% by the end of the 12-month period on December 31, 2018. The increase in interest rates meant higher borrowing costs for companies, as well as stiffer competition for dividend-paying stocks in attracting income-oriented investors. Also, there is generally an inverse relationship between interest rates and price-to-earnings multiples. Even though corporate earnings have continued expanding as the U.S. economy has kept growing, investors, due to the higher rates, have brought down the multiples of earnings they have been willing to pay for stocks. Putting those more-or-less mathematical realities alongside political uncertainties at home and abroad, international-trade tensions, rising labor and transportation costs, and moderating economic numbers coming out of China, Germany, and other parts of the world, we think we have a possible explanation for some of the rough sledding investors have been experiencing.

      As during the Portfolio's previous fiscal year from January 1, 2017, to December 31, 2017, growth stocks outperformed value stocks during the 12-month period ended December 31, 2018. The Russell 1000 Growth Index showed a total return of -1.51% for this most-recent 12 months, while the Portfolio's benchmark, the Russell 1000 Value Index (the Russell Index), had a total return of -8.27%. Although the economy did better and corporate earnings grew faster than during the previous year, equity-market momentum slowed and even showed occasional weakness, due to the conditions we just discussed. The stocks in the Pioneer Equity Income VCT Portfolio are more value and income oriented, and so those companies faced pressures both from the preference of equity investors for growth characteristics and the competition for investors' attention attributable to the higher interest rates.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

Q: Could you please discuss the main factors that affected the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2018, and discuss any investments or strategies that significantly helped or hurt benchmark-relative returns?

A: In a year of negative performance for value stocks, as measured by the Russell Index, the Portfolio, too, showed a negative return, slightly below the return of the benchmark. The relative underperformance was attributable mainly to sector weightings, while stock selection was a positive factor in the Portfolio's performance attribution.

      The Portfolio was significantly overweight in two of the four worst-performing sectors, materials and consumer discretionary, and only modestly underweight the other two, industrials and energy. Only in materials, however, among those four sectors, was the Portfolio's stock selection a negative performance attributor versus the benchmark, and there, just slightly so. In the very worst-performing sector, industrials, the Portfolio indeed benefited from excellent stock selection results, such as not owning the abysmal performer General Electric and owning instead the impressive performer Gorman-Rupp. Industrials was, in fact, the sector with the most positive overall performance attribution for the Portfolio versus the Russell Index.

      The largest negative performance attributor versus the benchmark over the Portfolio's fiscal year came in the financials sector. We had correctly underweighted the below-average-performing sector, but stock selection results there were poor. State Street, Lincoln National, and Invesco were all affected by the turbulent and generally weak financial markets, and each recorded declines of more than 20% over the period. We sold the Portfolio's position in Invesco, fortunately, before the stock went down still more.

Q: What changes did you make to the Portfolio during the 12-month period ended December 31, 2018?

A: During the period, we added 16 positions to the Portfolio and deleted 13. Among the new positions were: in energy, Valero, an important refiner and marketer of petroleum; and, in industrials, PACCAR, a premier builder of heavy and medium-duty trucks. Analog Devices was a new purchase in information technology; in the consumer sectors, we added positions in Home Depot, Walmart, General Motors, and McDonalds; Huntington Bancshares and Prudential Financial were new additions in financial services; and, in health care, we established a position in CVS Health.

      Among sales we made during the 12-month period were several stocks we felt had risen to prices reflecting reasonable value, and some names whose prospects seemed, to us, less compelling than those of other investment opportunities in the market. Dr. Pepper Snapple and Pinnacle Foods both received acquisition offers during the period, and we sold the Portfolio's positions. We also sold the Portfolio's position in Motorola Solutions, which we likewise thought had reached full value. Examples of sales in the second category (less-compelling prospects) were Halliburton, NiSource, and Invesco; with each of those companies, we could no longer make as strong an investment case for holding the stocks as we thought we could make at the time of our original purchases.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18                             (continued)
--------------------------------------------------------------------------------

Q: Did the Portfolio hold any derivatives during the 12-month period ended December 31, 2018?

A:    No. The Portfolio held no derivatives during the period.

Q: The Portfolio typically places emphasis on dividend-paying stocks. How would you describe the environment for dividends during the 12-month period ended December 31, 2018?

A: We believe the rise in interest rates had a hand in some of the underperformance of value-oriented, dividend-paying* stocks relative to growth stocks during the period. After an extended period of near-zero and very low interest rates, savers could receive meaningful interest income without having to take on the added risk of investing in equities. In the case of growth stocks, investors traditionally have not paid much, if any, attention to dividend yields relative to current-income opportunities elsewhere. With value stocks, however, the dividend has been sometimes a key attraction. Definitely now, with higher interest rates, we believe it is very important to emphasize stocks with the potential for rising dividends over time. That has in fact always been our objective in managing the Portfolio, but we believe that we must especially focus on that in the current market environment.

Q: What is your outlook for equities as we enter a new calendar and fiscal year?

A: Stocks have enjoyed many years, on average, of good performance since March 2009, when they started recovering from the deep losses caused by the bear market triggered in 2007 by excesses in sub-prime mortgage lending. As we write, stocks have been under pressure. Rising interest rates, higher labor and transportation costs, slowing international economies, trade tensions, and signs in some industries -- including housing, semiconductors, and oil -- of excess inventories and supply are inclining investors to be more cautious. Price-to-earnings multiples have contracted as investors have pulled back their expectations while also becoming quite critical of companies that fall short of earning targets even by a little.

      For our part, we believe that there are potential benefits for investors who can remain patient and maintain their perspective through good times and bad, in strong markets and in markets that may be more difficult. We make a practice of avoiding predictions and instead aim always to find the best investments for the Portfolio that we can, while keeping in mind the varying economic and other risks.

      Thank you as always for your support.

*     Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 7 to 9 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Equity Income VCT Portfolio            PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18
--------------------------------------------------------------------------------

   Shares                                                                  Value
                 UNAFFILIATED ISSUERS -- 99.0%
                 COMMON STOCKS -- 99.0%
                 of Net Assets
                 Aerospace & Defense -- 1.2%
    8,743        Raytheon Co.                                       $  1,340,739
                                                                    ------------
                 Total Aerospace & Defense                          $  1,340,739
                                                                    ------------
                 Auto Components -- 1.1%
   36,787        BorgWarner, Inc.                                   $  1,277,980
                                                                    ------------
                 Total Auto Components                              $  1,277,980
                                                                    ------------
                 Automobiles -- 0.7%
   25,278        General Motors Co.                                 $    845,549
                                                                    ------------
                 Total Automobiles                                  $    845,549
                                                                    ------------
                 Banks -- 7.1%
   86,190        Bank of America Corp.                              $  2,123,722
   27,442        BB&T Corp.                                            1,188,787
   16,119        Citigroup, Inc.                                         839,155
   85,572        Huntington Bancshares, Inc.                           1,020,018
   10,013        M&T Bank Corp.                                        1,433,161
   13,554        PNC Financial Services Group, Inc.                    1,584,598
                                                                    ------------
                 Total Banks                                        $  8,189,441
                                                                    ------------
                 Beverages -- 0.3%
    3,058        PepsiCo., Inc.                                     $    337,848
                                                                    ------------
                 Total Beverages                                    $    337,848
                                                                    ------------
                 Building Products -- 0.0%+
    1,229(a)     Resideo Technologies, Inc.                         $     25,256
                                                                    ------------
                 Total Building Products                            $     25,256
                                                                    ------------
                 Capital Markets -- 6.1%
   37,010        Bank of New York Mellon Corp.                      $  1,742,061
   29,311        Morgan Stanley                                        1,162,181
   11,093        Northern Trust Corp.                                    927,264
   20,782        State Street Corp.                                    1,310,721
   20,791        T Rowe Price Group, Inc.                              1,919,425
                                                                    ------------
                 Total Capital Markets                              $  7,061,652
                                                                    ------------
                 Chemicals -- 3.1%
   12,175        Celanese Corp.                                     $  1,095,385
   20,277        DowDuPont, Inc.                                       1,084,414
      251        Givaudan SA                                             581,038
   10,611        HB Fuller Co.                                           452,771
    9,794        Johnson Matthey Plc                                     349,562
                                                                    ------------
                 Total Chemicals                                    $  3,563,170
                                                                    ------------
                 Commercial Services &
                 Supplies -- 0.8%
    9,536        MSA Safety, Inc.                                   $    898,959
                                                                    ------------
                 Total Commercial Services &
                 Supplies                                           $    898,959
                                                                    ------------
                 Communications
                 Equipment -- 1.4%
   38,000        Cisco Systems, Inc.                                $  1,646,540
                                                                    ------------
                 Total Communications
                 Equipment                                          $  1,646,540
                                                                    ------------
                 Containers & Packaging -- 0.5%
   14,627        International Paper Co.                            $    590,346
                                                                    ------------
                 Total Containers & Packaging                       $    590,346
                                                                    ------------
                 Distributors -- 0.8%
   10,168        Genuine Parts Co.                                  $    976,331
                                                                    ------------
                 Total Distributors                                 $    976,331
                                                                    ------------
                 Diversified
                 Telecommunication
                 Services -- 2.1%
   12,223        BCE, Inc.                                          $    483,175
   33,648        Verizon Communications, Inc.                          1,891,691
                                                                    ------------
                 Total Diversified
                 Telecommunication Services                         $  2,374,866
                                                                    ------------
                 Electric Utilities -- 3.2%
   37,292        Alliant Energy Corp.                               $  1,575,587
   22,625        American Electric Power Co., Inc.                     1,690,993
    7,081        Eversource Energy                                       460,548
                                                                    ------------
                 Total Electric Utilities                           $  3,727,128
                                                                    ------------
                 Electrical Equipment -- 0.5%
    9,400        Emerson Electric Co.                               $    561,650
                                                                    ------------
                 Total Electrical Equipment                         $    561,650
                                                                    ------------
                 Electronic Equipment,
                 Instruments &
                 Components -- 0.7%
   10,462        TE Connectivity, Ltd.                              $    791,241
                                                                    ------------
                 Total Electronic Equipment,
                 Instruments & Components                           $    791,241
                                                                    ------------
                 Equity Real Estate
                 Investment Trusts (REITs) -- 2.9%
   12,259        Alexandria Real Estate
                 Equities, Inc.                                     $  1,412,727
    8,291        Camden Property Trust                                   730,022
   14,905        SL Green Realty Corp.                                 1,178,688
                                                                    ------------
                 Total Equity Real Estate
                 Investment Trusts (REITs)                          $  3,321,437
                                                                    ------------
                 Food & Staples
                 Retailing -- 1.7%
   44,498        Kroger Co.                                         $  1,223,695
    7,560        Walmart, Inc.                                           704,214
                                                                    ------------
                 Total Food & Staples
                 Retailing                                          $  1,927,909
                                                                    ------------
                 Food Products -- 7.2%
    3,253        Archer-Daniels-Midland Co.                         $    133,276
    2,478        Bunge Ltd.                                              132,424
    2,253        Calavo Growers, Inc.                                    164,379
      105        Chocoladefabriken Lindt &
                 Spruengli AG                                            651,444
   27,838        General Mills, Inc.                                   1,084,012
    9,383        Hershey Co.                                           1,005,670
    6,811        JM Smucker Co.                                          636,760
    5,983        John B Sanfilippo & Son, Inc.                           333,014
   17,716        Kellogg Co.                                           1,009,989

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

   Shares                                                                  Value
                 Food Products -- (continued)
   11,683        Lamb Weston Holdings, Inc.                         $    859,401
    5,317        McCormick & Co., Inc.                                   740,339
   39,766        Mondelez International, Inc.                          1,591,833
                                                                    ------------
                 Total Food Products                                $  8,342,541
                                                                    ------------
                 Gas Utilities -- 1.0%
   23,221        National Fuel Gas Co.                              $  1,188,451
                                                                    ------------
                 Total Gas Utilities                                $  1,188,451
                                                                    ------------
                 Health Care Equipment &
                 Supplies -- 2.4%
   25,062        Abbott Laboratories                                $  1,812,734
   52,206        Smith & Nephew Plc                                      974,592
                                                                    ------------
                 Total Health Care Equipment
                 & Supplies                                         $  2,787,326
                                                                    ------------
                 Health Care Providers &
                 Services -- 0.5%
    8,104        CVS Health Corp.                                   $    530,974
                                                                    ------------
                 Total Health Care Providers
                 & Services                                         $    530,974
                                                                    ------------
                 Hotels, Restaurants &
                 Leisure -- 3.5%
   29,392        Cedar Fair LP                                      $  1,390,242
    3,206        Cracker Barrel Old Country
                 Store, Inc.                                             512,511
      696        InterContinental Hotels Group Plc
                 (A.D.R.)                                                 37,995
   25,436        InterContinental Hotels Group Plc                     1,374,259
    3,877        McDonald's Corp.                                        688,439
                                                                    ------------
                 Total Hotels, Restaurants &
                 Leisure                                            $  4,003,446
                                                                    ------------
                 Household Products -- 0.9%
    7,105        Clorox Co.                                         $  1,095,165
                                                                    ------------
                 Total Household Products                           $  1,095,165
                                                                    ------------
                 Industrial
                 Conglomerates -- 0.8%
    7,306        Honeywell International, Inc.                      $    965,269
                                                                    ------------
                 Total Industrial
                 Conglomerates                                      $    965,269
                                                                    ------------
                 Insurance -- 5.8%
   13,271        Chubb, Ltd.                                        $  1,714,348
    8,385        First American Financial Corp.                          374,306
   11,129        FNF Group                                               349,896
   22,374        Hartford Financial Services
                 Group, Inc.                                             994,524
   22,861        Lincoln National Corp.                                1,172,998
    7,757        Prudential Financial, Inc.                              632,583
   43,423        Sun Life Financial, Inc.                              1,441,210
                                                                    ------------
                 Total Insurance                                    $  6,679,865
                                                                    ------------
                 IT Services -- 1.6%
    7,123        Amdocs, Ltd.                                       $    417,265
    7,716        International Business Machines
                 Corp.                                                   877,078
    9,996        Leidos Holdings, Inc.                                   526,989
                                                                    ------------
                 Total IT Services                                  $  1,821,332
                                                                    ------------
                 Leisure Products -- 0.4%
    5,296        Hasbro, Inc.                                       $    430,300
                                                                    ------------
                 Total Leisure Products                             $    430,300
                                                                    ------------
                 Machinery -- 3.6%
   73,618        Gorman-Rupp Co.                                    $  2,385,960
   23,221        Komatsu, Ltd. (A.D.R.)                                  500,180
   22,402        PACCAR, Inc.                                          1,280,050
                                                                    ------------
                 Total Machinery                                    $  4,166,190
                                                                    ------------
                 Media -- 1.3%
   15,834        CBS Corp., Class B                                 $    692,263
    3,993        John Wiley & Sons, Inc.                                 187,551
   11,964        Meredith Corp.                                          621,410
                                                                    ------------
                 Total Media                                        $  1,501,224
                                                                    ------------
                 Metals & Mining -- 3.9%
   13,428        Kaiser Aluminum Corp.                              $  1,198,986
   13,910        Materion Corp.                                          625,811
   25,508        Nucor Corp.                                           1,321,569
   15,671        Reliance Steel & Aluminum Co.                         1,115,305
    8,703        Southern Copper Corp.                                   267,791
                                                                    ------------
                 Total Metals & Mining                              $  4,529,462
                                                                    ------------
                 Multiline Retail -- 2.9%
   40,656        Nordstrom, Inc.                                    $  1,894,976
   21,643        Target Corp.                                          1,430,386
                                                                    ------------
                 Total Multiline Retail                             $  3,325,362
                                                                    ------------
                 Multi-Utilities -- 2.4%
   16,992        Ameren Corp.                                       $  1,108,388
   24,916        WEC Energy Group, Inc.                                1,725,682
                                                                    ------------
                 Total Multi-Utilities                              $  2,834,070
                                                                    ------------
                 Oil, Gas & Consumable
                 Fuels -- 8.2%
   16,396        Chevron Corp.                                      $  1,783,721
   37,934        Exxon Mobil Corp.                                     2,586,719
   26,267        Occidental Petroleum Corp.                            1,612,268
   16,675        Phillips 66                                           1,436,551
   13,128        Royal Dutch Shell Plc (A.D.R.)                          764,969
    7,000        TOTAL SA (A.D.R.)                                       365,260
   12,458        Valero Energy Corp.                                     933,976
                                                                    ------------
                 Total Oil, Gas & Consumable
                 Fuels                                              $  9,483,464
                                                                    ------------
                 Pharmaceuticals -- 9.8%
   47,515        AstraZeneca Plc (A.D.R.)                           $  1,804,620
   16,614        Eli Lilly & Co.                                       1,922,572
   14,591        GlaxoSmithKline Plc (A.D.R.)                            557,522
    5,504        Johnson & Johnson                                       710,291

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

   Shares                                                                  Value
                 Pharmaceuticals -- (continued)
   39,534        Merck & Co., Inc.                                  $  3,020,793
   55,484        Pfizer, Inc.                                          2,421,877
   11,069        Zoetis, Inc.                                            946,842
                                                                    ------------
                 Total Pharmaceuticals                              $ 11,384,517
                                                                    ------------
                 Professional Services -- 0.2%
    4,993        Randstad NV                                        $    229,304
                                                                    ------------
                 Total Professional Services                        $    229,304
                                                                    ------------
                 Semiconductors &
                 Semiconductor Equipment -- 3.9%
    9,422        Analog Devices, Inc.                               $    808,690
    4,367        Cabot Microelectronics Corp.                            416,393
   10,452        KLA-Tencor Corp.                                        935,350
   11,246        Texas Instruments, Inc.                               1,062,747
   15,790        Xilinx, Inc.                                          1,344,834
                                                                    ------------
                 Total Semiconductors &
                 Semiconductor Equipment                            $  4,568,014
                                                                    ------------
                 Specialty Retail -- 0.4%
    2,986        Home Depot, Inc.                                   $    513,055
                                                                    ------------
                 Total Specialty Retail                             $    513,055
                                                                    ------------
                 Technology Hardware,
                 Storage & Peripherals -- 1.1%
   61,232        HP, Inc.                                           $  1,252,807
                                                                    ------------
                 Total Technology Hardware,
                 Storage & Peripherals                              $  1,252,807
                                                                    ------------
                 Textiles, Apparel &
                 Luxury Goods -- 2.0%
   12,138        Carter's, Inc.                                     $    990,703
   18,634        VF Corp.                                              1,329,350
                                                                    ------------
                 Total Textiles, Apparel &
                 Luxury Goods                                       $  2,320,053
                                                                    ------------
                 Trading Companies &
                 Distributors -- 1.0%
   11,496        Fastenal Co.                                       $    601,126
    9,002        Ferguson Plc                                            575,896
                                                                    ------------
                 Total Trading Companies &
                 Distributors                                       $  1,177,022
                                                                    ------------
                 TOTAL COMMON STOCKS
                 (Cost $101,295,082)                                $114,587,255
                                                                    ------------
                 TOTAL INVESTMENTS IN
                 UNAFFILIATED
                 ISSUERS -- 99.0%
                 (Cost $101,295,082)                                $114,587,255
                                                                    ------------
                 OTHER ASSETS AND
                 LIABILITIES -- 1.0%                                $  1,193,628
                                                                    ------------
                 NET ASSETS -- 100.0%                               $115,780,883
                                                                    ============

(A.D.R.)      American Depositary Receipts.

+             Amount rounds to less than 0.1%.

(a)           Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2018, aggregated $54,680,648 and $269,006,982, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2018, the Portfolio did not engage in cross trade activity.

At December 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $101,203,360 was as follows:

    Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost                          $19,653,621

    Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value                           (6,269,726)
                                                                                -----------
    Net unrealized appreciation                                                 $13,383,895
                                                                                ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2018, in valuing the Portfolio's investments.

                                   Level 1        Level 2      Level 3          Total
Common Stocks                   $114,587,255      $   --       $   --       $114,587,255
                                ------------      ------       ------       ------------
     Total Investments
       in Securities            $114,587,255      $   --       $   --       $114,587,255
                                ============      ======       ======       ============

During the year ended December 31, 2018, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/18
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $101,295,082)            $114,587,255
   Cash                                                                              230,176
   Foreign currencies, at value (cost $6,506)                                          6,081
   Receivables --                                                               ------------
      Investment securities sold                                                     589,875
      Portfolio shares sold                                                           99,677
      Dividends                                                                      349,072
   Other assets                                                                        4,023
                                                                                ------------
         Total assets                                                           $115,866,159
                                                                                ------------
LIABILITIES:
   Payables --
      Portfolio shares repurchased                                              $     12,339
      Trustees' fees                                                                      87
      Professional fees                                                               37,143
      Administrative expense                                                           6,290
      Printing expenses                                                               15,997
   Due to affiliates --
      Management fees                                                                 10,215
      Other due to affiliates                                                          1,201
   Accrued expenses --                                                                 2,004
                                                                                ------------
         Total liabilities                                                      $     85,276
                                                                                ------------
NET ASSETS:
   Paid-in capital                                                              $ 49,787,137
   Distributable earnings                                                         65,993,746
                                                                                ------------
         Net assets                                                             $115,780,883
                                                                                ------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $82,211,737/3,511,962 shares)                              $      23.41
                                                                                ============
   Class II (based on $33,569,146/1,421,410 shares)                             $      23.62
                                                                                ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/18

INVESTMENT INCOME:
   Dividends from unaffiliated issuers (net of foreign taxes withheld $71,515)            $  5,946,821
   Interest from unaffiliated issuers                                                            4,356
                                                                                          -------------
         Total investment income                                                                             $  5,951,177
                                                                                                             -------------
EXPENSES:
   Management fees                                                                        $  1,241,549
   Administrative expense                                                                       97,517
   Distribution fees
      Class II                                                                                 233,232
   Custodian fees                                                                               14,988
   Professional fees                                                                            48,658
   Printing expense                                                                             33,016
   Trustees' fees                                                                                8,870
   Insurance expense                                                                             1,715
   Miscellaneous                                                                                 6,676
                                                                                          -------------
      Total expenses                                                                                         $  1,686,221
                                                                                                             -------------
         Net investment income                                                                               $  4,264,956
                                                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                                 $ 49,757,478
      Class actions                                                                             33,657
      Other assets and liabilities denominated in foreign currencies                            11,698       $ 49,802,833
                                                                                          -------------      -------------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                                 $(70,942,357)
      Other assets and liabilities denominated in foreign currencies                            (4,116)      $(70,946,473)
                                                                                          -------------      -------------
   Net realized and unrealized gain (loss) on investments                                                    $(21,143,640)
                                                                                                             -------------
   Net decrease in net assets resulting from operations                                                      $(16,878,684)
                                                                                                             =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 Year Ended       Year Ended
                                                                                                  12/31/18         12/31/17
FROM OPERATIONS:
Net investment income (loss)                                                                   $    4,264,956   $   6,292,025
Net realized gain (loss) on investments                                                            49,802,833      25,715,341
Change in net unrealized appreciation (depreciation) on investments                              (70,946,473)      19,923,265
                                                                                               --------------   -------------
   Net increase (decrease) in net assets resulting from operations                             $ (16,878,684)   $  51,930,631
                                                                                               --------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:*
      Class I ($6.90 and $3.27 per share, respectively)                                        $ (21,276,942)   $(13,050,720)
      Class II ($6.83 and $3.19 per share, respectively)                                          (8,651,133)    (22,551,967)
                                                                                               --------------   -------------
         Total distributions to shareowners                                                    $ (29,928,075)   $(35,602,687)
                                                                                               --------------   -------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                              $   12,079,895   $  24,561,164
Reinvestment of distributions                                                                      29,928,075      35,602,687
Cost of shares repurchased                                                                      (232,591,978)    (85,252,015)
                                                                                               --------------   -------------
      Net decrease in net assets resulting from Portfolio share transactions                   $(190,584,008)   $(25,088,164)
                                                                                               --------------   -------------
      Net decrease in net assets                                                               $(237,390,767)   $ (8,760,220)
NET ASSETS:**
Beginning of year                                                                              $  353,171,650   $ 361,931,870
                                                                                               ==============   =============
End of year                                                                                    $  115,780,883   $ 353,171,650
                                                                                               ==============   =============
* For the year ended December 31, 2017 distributions to shareowners were presented as follows:
Net investment income:
   Class I ($0.55 per share)                                                                                    $  (2,144,299)
   Class II $0.47 per share)                                                                                       (3,409,144)
Net realized gain:
   Class I ($2.72 per share)                                                                                      (10,906,421)
   Class II ($2.72 per share)                                                                                     (19,142,823)
** For the year ended December 31, 2017 undistributed net investment income was presented as follows: $3,410,442

                                            Year Ended         Year Ended        Year Ended       Year Ended
                                             12/31/18           12/31/18          12/31/17         12/31/17
                                              Shares             Amount            Shares           Amount
CLASS I
Shares sold                                    129,829       $   3,788,657          210,432      $  6,628,505
Reinvestment of distributions                  812,758          21,276,942          436,482        13,050,720
Less shares repurchased                       (668,095)        (19,124,005)      (1,628,439)      (51,909,565)
                                            ----------       -------------       ----------      ------------
   Net increase (decrease)                     274,492       $   5,941,594         (981,525)     $(32,230,340)
                                            ==========       =============       ==========      ============
CLASS II
Shares sold                                    285,861       $   8,291,238          563,150      $ 17,932,659
Reinvestment of distributions                  321,829           8,651,133          749,625        22,551,967
Less shares repurchased                     (6,769,449)       (213,467,973)      (1,051,989)      (33,342,450)
                                            ----------       -------------       ----------      ------------
   Net increase (decrease)                  (6,161,759)      $(196,525,602)         260,786      $  7,142,176
                                            ==========       =============       ==========      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
                                                                    12/31/18      12/31/17     12/31/16*     12/31/15*    12/31/14*
Class I
Net asset value, beginning of period                               $ 32.49       $  31.25     $  28.18      $ 29.70      $ 27.04
                                                                   -------       --------     --------      -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $  0.81(a)    $   0.60(a)  $   0.67(a)   $  0.63(a)   $  0.92
   Net realized and unrealized gain (loss) on investments            (2.99)          3.91         4.69        (0.47)        2.58
                                                                   -------       --------     --------      -------      -------
      Net increase (decrease) from investment operations           $ (2.18)      $   4.51     $   5.36      $  0.16      $  3.50
                                                                   -------       --------     --------      -------      -------
Distribution to shareowners:
   Net investment income                                           $ (0.70)      $  (0.55)    $  (0.61)     $ (0.58)     $ (0.84)
   Net realized gain                                                 (6.20)         (2.72)       (1.68)       (1.10)          --
                                                                   -------       --------     --------      -------      -------
Total distributions                                                $ (6.90)      $  (3.27)    $  (2.29)     $ (1.68)     $ (0.84)
                                                                   -------       --------     --------      -------      -------
      Net increase (decrease) in net asset value                   $ (9.08)      $   1.24     $   3.07      $ (1.52)     $  2.66
                                                                   -------       --------     --------      -------      -------
Net asset value, end of period                                     $ 23.41       $  32.49     $  31.25      $ 28.18      $ 29.70
                                                                   =======       ========     ========      =======      =======
Total return (b)                                                     (8.59)%(c)     15.46%       19.80%(d)     0.50%(e)    13.07%
Ratio of net expenses to average net assets (f)                       0.79%          0.71%        0.72%        0.72%        0.72%
Ratio of net investment income (loss) to average net assets           2.82%          1.90%        2.31%        2.18%        3.10%
Portfolio turnover rate                                                 28%            33%          37%          51%          38%
Net assets, end of period (in thousands)                           $82,212       $105,198     $131,825      $84,694      $97,610

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.63)%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.76%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.42%.

(f)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                                   Year Ended    Year Ended   Year Ended    Year Ended   Year Ended
                                                                    12/31/18      12/31/17     12/31/16*     12/31/15*    12/31/14*
Class II
Net asset value, beginning of period                               $ 32.70       $  31.43     $  28.33      $  29.87     $  27.20
                                                                   -------       --------     --------      --------     --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $  0.50(a)    $   0.52(a)  $   0.60(a)   $   0.57(a)  $   0.78
   Net realized and unrealized gain (loss) on investments            (2.75)          3.94         4.72         (0.49)        2.66
                                                                   -------       --------     --------      --------     --------
      Net increase (decrease) from investment operations           $ (2.25)      $   4.46     $   5.32      $   0.08     $   3.44
                                                                   -------       --------     --------      --------     --------
Distribution to shareowners:
   Net investment income                                           $ (0.63)      $  (0.47)    $  (0.54)     $  (0.52)    $  (0.77)
   Net realized gain                                                 (6.20)         (2.72)       (1.68)        (1.10)          --
                                                                   -------       --------     --------      --------     --------
Total distributions                                                $ (6.83)      $  (3.19)    $  (2.22)     $  (1.62)    $  (0.77)
                                                                   -------       --------     --------      --------     --------
      Net increase (decrease) in net asset value                   $ (9.08)      $   1.27     $   3.10      $  (1.54)    $   2.67
                                                                   -------       --------     --------      --------     --------
Net asset value, end of period                                     $ 23.62       $  32.70     $  31.43      $  28.33     $  29.87
                                                                   =======       ========     ========      ========     ========
Total return (b)                                                     (8.77)%(c)     15.18%       19.53%(d)      0.22%(e)    12.77%
Ratio of net expenses to average net assets (f)                       0.98%          0.97%        0.96%         0.97%        0.97%
Ratio of net investment income (loss) to average net assets           1.61%          1.65%        2.07%         1.95%        2.84%
Portfolio turnover rate                                                 28%            33%          37%           51%          38%
Net assets, end of period (in thousands)                           $33,569       $247,973     $230,107      $185,158     $162,865

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.81)%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2016, the total return would have been 19.49%.

(e) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been 0.18%.

(f)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

14

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Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Equity Income VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At December 31, 2018, the Portfolio reclassified $18,268 to decrease paid-in capital and $18,268 to increase distributable earnings, to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

      The tax character of distributions paid during the years ended December 31, 2017 and December 31, 2018 were as follows:

      --------------------------------------------------------------------------
                                                    2018                2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                          $ 4,046,690           $ 5,680,536
      Long-term capital gain                    25,881,385            29,922,151
                                               -----------           -----------
         Total                                 $29,928,075           $35,602,687
                                               ===========           ===========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                         2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed long-term capital gain                           $52,117,348
      Undistributed ordinary income                                      508,995
      Net unrealized appreciation                                     13,367,403
                                                                     -----------
         Total                                                       $65,993,746
                                                                     ===========

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax basis adjustment on partnerships, REITs and common stocks.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Dividends and distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in countries with emerging (or developing) markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases,

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      redemptions, or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended December 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,278 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $1,138 in distribution fees payable to the Distributor at December 31, 2018.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Equity Income VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended December 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Equity Income VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.


                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
February 14, 2019

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Change in independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Equity Income VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2018 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2018, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted

Pioneer Equity Income VCT Portfolio             PIONEER VARIABLE CONTRACTS TRUST

that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers

The Portfolio's Trustees and Officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds") . The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (68)      Trustee since 2006. Serves until  Private investor (2004 - 2008 and 2013 - Director, Broadridge Financial
Chairman of the Board     a successor trustee is elected    present); Chairman (2008 - 2013) and     Solutions, Inc. (investor
and Trustee               or earlier retirement or removal. Chief Executive Officer (2008 - 2012),   communications and securities
                                                            Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)        Trustee since 2005. Serves until  Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                   a successor trustee is elected    Advisors (corporate advisory  services   Trust (publicly-traded mortgage
                          or earlier retirement or removal. company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                                                            present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and             fund) (2010 - 2017); Director
                                                            consulting company) (2010); Executive    of Oxford Analytica, Inc.
                                                            Vice President and Chief Financial       (2008 - 2015); and Director of
                                                            Officer, I-trax, Inc. (publicly traded   Enterprise Community
                                                            health care services  company) (2004 -   Investment, Inc. (privately-
                                                            2007); and Executive Vice President and  held affordable housing
                                                            Chief Financial Officer, Pedestal Inc.   finance company) (1985 - 2010)
                                                            (internet-based mortgage trading
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); and Executive, The World Bank
                                                            (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74) Trustee since 2008. Serves until  William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                   a successor trustee is elected    Political Economy, Harvard University    Funds Investment Trust and
                          or earlier retirement or removal. (1972 - present)                         Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (71) Trustee since 2000. Serves until  Founding Director, Vice-President and    None
Trustee                   a successor trustee is elected    Corporate Secretary, The Winthrop
                          or earlier retirement or removal. Group, Inc. (consulting firm) (1982 -
                                                            present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            2017); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)  Trustee since 2017. (Advisory     Chief Investment Officer, 1199 SEIU      None
Trustee                   Trustee from 2014 - 2017)         Funds (healthcare workers union pension
                          Serves until a successor trustee  funds) (2001 - present); Vice is elected or earlier retirement  President - International Investments
                          or removal.                       Group, American International Group,
                                                            Inc. (insurance company) (1993 - 2001);
                                                            Vice President - Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); and Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd. (investment
                                                            bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)  Trustee since 1995. Serves until  President and Chief Executive Officer,   Director of New America High
Trustee                   a successor trustee is elected    Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                          or earlier retirement or removal. banking firm) (1981 - present)           investment company) (2004 -
                                                                                                     present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)    Trustee since 2014. Serves until  Consultant (investment company services) None
Trustee                   a successor trustee is elected    (2012 - present); Executive Vice
                          or earlier retirement or removal. President, BNY Mellon (financial and investment company services) (1969 -
                                                            2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon Overseas
                                                            Investment Corp. (financial services)
                                                            (2009 - 2012); Director, Financial
                                                            Models (technology) (2005 - 2007);
                                                            Director, BNY Hamilton Funds, Ireland
                                                            (offshore investment companies) (2004 -
                                                            2007); Chairman/Director, A2B/BNY
                                                            Securities Services Ltd., Ireland
                                                            (financial services) (1999 - 2006); and
                                                            Chairman, BNY Alternative Investment
                                                            Services, Inc. (financial services)
                                                            (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INTERESTED TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (56)*       Trustee since 2017. Serves until  Director, CEO and President of Amundi    None
Trustee, President and    a successor trustee is elected    Pioneer Asset Management USA, Inc.
Chief Executive Officer   or earlier retirement or removal  (since September 2014); Director, CEO and President of Amundi Pioneer Asset
                                                            Management, Inc. (since September 2014);
                                                            Director, CEO and President of Amundi
                                                            Pioneer Distributor, Inc. (since
                                                            September 2014); Director, CEO and
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Chair, Amundi
                                                            Pioneer Asset Management USA, Inc.,
                                                            Amundi Pioneer Distributor, Inc. and
                                                            Amundi Pioneer Institutional Asset
                                                            Management, Inc. (September 2014 -
                                                            2018); Managing Director, Morgan
                                                            Stanley Investment Management (2010 -
                                                            2013); and Director of Institutional
                                                            Business, CEO of International, Eaton
                                                            Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*   Trustee since 2014. Serves until  Director and Executive Vice President    None
Trustee                   a successor trustee is elected    (since 2008) and Chief Investment
                          or earlier retirement or removal  Officer, U.S. (since 2010) of Amundi
                                                            Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); and Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.



TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J.            Since 2003. Serves at the         Vice President and Associate General     None
Kelley (54)               discretion of the Board           Counsel of Amundi Pioneer since
Secretary and Chief                                         January 2008; Secretary and Chief Legal
Legal Officer                                               Officer of all of the Pioneer Funds
                                                            since June 2010; Assistant Secretary of
                                                            all of the Pioneer Funds from September
                                                            2003 to May 2010; and Vice President
                                                            and Senior Counsel of Amundi Pioneer
                                                            from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)    Since 2010. Serves at the         Fund Governance Director of Amundi       None
Assistant Secretary       discretion of the Board           Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Equity Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Thomas Reyes (56)         Since 2010. Serves at the         Senior Counsel of Amundi Pioneer since   None
Assistant Secretary       discretion of the Board           May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010; and
                                                            Counsel of Amundi Pioneer from June 2007
                                                            to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)      Since 2008. Serves at the         Vice President - Fund Treasury of        None
Treasurer and Chief       discretion of the Board           Amundi Pioneer; Treasurer of all of the
Financial and                                               Pioneer Funds since March 2008; Deputy
Accounting Officer                                          Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)     Since 2000. Serves at the         Director - Fund Treasury of Amundi       None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)        Since 2002. Serves at the         Senior Manager - Fund Treasury of Amundi None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)     Since 2009. Serves at the         Senior Manager - Fund Treasury of        None
Assistant Treasurer       discretion of the Board           Amundi Pioneer since November 2008;
                                                            Assistant Treasurer of all of the
                                                            Pioneer Funds since January 2009; and
                                                            Client Service Manager - Institutional
                                                            Investor Services at State Street Bank
                                                            from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)          Since 2018. Serves at the         Managing Director, Chief Compliance      None
Chief Compliance Officer  discretion of the Board           Officer of Amundi Pioneer Asset
                                                            Management; Amundi Pioneer Institutional
                                                            Asset Management, Inc.; and the Pioneer
                                                            Funds since September 2018; and Chief
                                                            Compliance Officer of Amundi Pioneer
                                                            Distributor, Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)      Since 2006. Serves at the         Vice President of Amundi Pioneer Asset   None
Anti-Money Laundering     discretion of the Board           Management and Anti-Money Laundering
Officer                                                     Officer of all the Pioneer Funds
                                                            since 2006
------------------------------------------------------------------------------------------------------------------------------------

                          This page is for your notes.

                          This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18648-13-0219

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                             Pioneer Fund VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2018

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     9

  Financial Statements                                                       12

  Notes to Financial Statements                                              17

  Report of Independent Registered Public Accounting Firm                    21

  Additional Information                                                     22

  Approval of Investment Management Agreement                                23

  Trustees, Officers and Service Providers                                   26

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/18
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
(As a percentage of total investments)*

Health Care                                                                17.8%
Communication Services                                                     15.7%
Financials                                                                 14.1%
Information Technology                                                     13.1%
Consumer Discretionary                                                     11.7%
Industrials                                                                10.0%
Consumer Staples                                                            7.2%
Energy                                                                      4.0%
Government                                                                  2.2%
Materials                                                                   2.1%
Real Estate                                                                 1.2%
Utilities                                                                   0.9%

5 Largest Holdings
(As a percentage of total investments)*

1.  Alphabet, Inc.                                                         4.93%
--------------------------------------------------------------------------------
2.  McDonald's Corp.                                                       4.53
--------------------------------------------------------------------------------
3.  PepsiCo., Inc.                                                         4.53
--------------------------------------------------------------------------------
4.  Home Depot, Inc.                                                       4.50
--------------------------------------------------------------------------------
5.  AT&T, Inc.                                                             4.14
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/18
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share            12/31/18              12/31/17
   Class I                            $13.52                $18.29
   Class II                           $13.60                $18.35

                                Net
Distributions per Share         Investment      Short-Term         Long-Term
(1/1/18 - 12/31/18)             Income          Capital Gains      Capital Gains
   Class I                      $0.1885         $0.7421            $3.7801
   Class II                     $0.1287         $0.7421            $3.7801

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Fund VCT Portfolio at net asset value during the periods shown, compared to that of the Standard & Poor's 500 Index (the S&P
500). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer Fund      Pioneer Fund
               VCT               VCT
               Portfolio         Portfolio         S&P 500
               Class I           Class II          Index
12/08          $10,000           $10,000           $10,000
12/09          $12,520           $12,491           $12,646
12/10          $14,526           $14,455           $14,551
12/11          $13,901           $13,797           $14,859
12/12          $15,325           $15,170           $17,237
12/13          $20,426           $20,174           $22,819
12/14          $22,679           $22,349           $25,943
12/15          $22,665           $22,265           $26,302
12/16          $24,890           $24,406           $29,448
12/17          $30,295           $29,619           $35,876
12/18          $29,838           $29,104           $34,303

The Standard & Poor's 500 Index (the S&P 500) is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2018)

---------------------------------------------------------------------
                        Class I        Class II        S&P 500 Index
---------------------------------------------------------------------
10 Years                 11.55%          11.27%               13.12%
5 Years                   7.87%           7.60%                8.49%
1 Year                   -1.51%          -1.74%               -4.38%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on actual returns from July 1, 2018 through December 31, 2018.

      Share Class                                           I               II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/18               $1,000.00       $1,000.00
      Ending Account Value on 12/31/18                $  967.11       $  965.99
      Expenses Paid During Period*                    $    4.07       $    5.30

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.82% and 1.07% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2018 through December 31, 2018.

      Share Class                                           I               II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/18               $1,000.00       $1,000.00
      Ending Account Value on 12/31/18                $1,021.07       $1,019.81
      Expenses Paid During Period*                    $    4.18       $    5.45

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.82% and 1.07% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Portfolio generally excludes corporate issuers that do not meet or exceed minimum ESG standards. Excluding specific issuers limits the universe of investments available to the Portfolio, which may mean forgoing some investment opportunities available to portfolios without similar ESG standards.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Call 1-800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following discussion, Jeff Kripke and John A. Carey discuss the market environment during the 12-month period ended December 31, 2018, and Pioneer Fund VCT Portfolio's performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Portfolio, along with Mr. Carey, Managing Director, Director of Equity Income, U.S., and a portfolio manager at Amundi Pioneer, and Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi Pioneer.

Q: How did the Portfolio perform over the 12-month period ended December 31, 2018?

A: Pioneer Fund VCT Portfolio's Class I shares returned -1.51% at net asset value during the 12-month period ended December 31, 2018, and Class II shares returned -1.74%, while the Portfolio's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned -4.38%.

Q: How would you describe the market environment for equities during the 12-month period ended December 31, 2018?

A: The Portfolio's fiscal year ended December 31, 2018, featured a very volatile 12-month period for domestic equities. Domestic stock indices rocketed higher in January (up by more than 10%), sharply corrected in February 2018 and declined slightly in March, with the Portfolio's benchmark, the S&P 500, falling by more than 9% from peak-to-trough over the course of those first three months. The February 2018 market correction was driven by a sharp rise in the 10-year government (U.S. Treasury) bond yield, which started the 12-month period at 2.41%, but rose to 2.95% by mid-February. The increase in the 10-year Treasury yield was believed to be a result of heightened inflation expectations driven by wage-rate increases, which began to accelerate during the January/February period. Additionally, the Federal Reserve (the Fed) was, at the same time, signaling its intention to raise short-term interest rates throughout 2018 and possibly into 2019.

      After March, equity investors began bidding up stock prices again, due to strong corporate earnings releases over the first two calendar quarters of 2018. Equity returns during the April-September period were also buoyed by improved levels in both business and consumer confidence, which were the result, to a certain degree, of reduced U.S. business and personal income tax rates that went into effect in January 2018. Employment trends also improved over the first half of the period, with the unemployment rate reaching 3.8% at the end of May, a multi-decade low.

      Market volatility returned after domestic equities peaked again at the end of September, however, as October saw another sharp market correction, with investors taking on a more defensive stance. The October slump was driven by concerns over the continued prospect for multiple short-term interest-rate increases by the Fed in 2018 and 2019, even as economic data (particularly in housing) was beginning to soften; the potential dampening effect on the economy and corporate earnings of U.S. tariffs and the threat of a possible

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      trade war with China; and geopolitical issues such as the ongoing Brexit saga in the United Kingdom, among other headline-grabbing events in Europe. Volatility remained high over the final two months of the year, and after a better month of November, December saw the S&P 500 plummet by more than 9% as market participants seemed to obsess over the concerns mentioned earlier. The late-year slump caused the S&P 500 to finish 2018 down by more than 4%.

      Within the S&P 500, energy, materials, financial, and industrials were the worst-performing sectors over the 12-month period. Energy (-18%) was the worst performer, as oil prices declined, while materials was down by nearly 15% and financials and industrials were each down by more than 13%. The S&P 500's best-performing sector during the period was health care, which was up by more than 6%, followed by utilities, information technology, and consumer discretionary.

Q: Which of your investment decisions contributed positively to the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2018?

A: The Portfolio was able to outperform the S&P 500 during the period due to strong stock selection results, particularly in the health care and financials sectors. Asset allocation was essentially neutral for benchmark-relative returns, but the Portfolio did benefit from an underweight to consumer staples, a sector that was down by nearly 9% for the 12-month period. We had underweighted consumer staples due to high valuations versus the organic growth prospects for companies in the sector, which we did not view favorably.

      Individual positions in the Portfolio that aided benchmark-relative performance during the period included Merck, McDonald's, CME Group (financials), and Microsoft. Shares of Merck, a global pharmaceutical company, outperformed mainly due to the continued strong sales of its well-known cancer drug, Keytruda. During the period, the Food and Drug Administration granted accelerated approval for Keytruda's use for patients with hepatocellular carcinoma. Meanwhile, Keytruda's competitors in the lung-cancer treatment area have lost a lot of momentum as it has become increasingly evident that Keytruda is one of the most effective drugs in the field. McDonald's, the iconic fast-food chain, performed well during the period due to great execution of management's franchising plan as well as the ongoing remaking of the company's business, which includes the rollout of its all-day breakfast offerings and some new food items. In addition, McDonald's stores throughout the U.S. are undergoing remodeling and modernization. Finally, strongly positive consumer sentiment throughout most of the period drove a general rally in quick-service restaurants like McDonald's. In financials, CME Group was a strong performer during the period. The company offers many unique interest-rate products, which saw increased volumes due to the rising-rate environment over the past year. CME is also a dominant player within its product universe. We have always liked the stock, and were pleased with its

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18                             (continued)
--------------------------------------------------------------------------------

      relative performance. Finally, tech giant Microsoft has remained a major player in cloud services and continues to expand into the artificial intelligence era, both areas on which we focus in managing the Portfolio. The company has a solid balance sheet and good cash flow, and the stock trades at a reasonable valuation.

Q: Which of your investment decisions detracted from the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2018?

A: Stock selection in communication services was the biggest detractor from the Portfolio's benchmark-relative performance during the period. A re-classified sector (at the end of September) formerly known as telecommunication services, communication services also pulled in some industry categories from other sectors. For example, media, advertising, broadcasting, cable & satellite, movies and entertainment, and publishing from the consumer discretionary sector, and internet software & services from information technology all moved into the re-classified sector. This was a tricky transaction with regard to weightings, as the Portfolio could have been underweight in a particular category before the change, and then suddenly became overweight afterward, and vice versa. The change in sector classification is in the past now, but it did cause a slight hiccup at the time of the phase-in.

      An underweight to utilities and an overweight to industrials also detracted from benchmark-relative returns. Utilities stocks, which have traditionally been viewed as defensive, fared well when the market became very volatile over the final months of the period and equity investors began running for cover. Utilities are interest-rate-sensitive investments, and while we have largely avoided the sector due to high valuations, volatility concerns trumped interest-rate concerns during this particular period, despite rising rates. With regard to industrials, we had a pro-cyclical bias in the Portfolio, as we believed the benefits of the December 2017 tax legislation would continue to drive positive sentiment, and that trade talks between the U.S. and its major trading partners would yield positive results. Industrials is a more cyclical sector, and companies in the cyclical sectors struggled mightily during the market downturn over the final few months of the period. That said, we have maintained the Portfolio's pro-cyclical bias.

      Individual positions that detracted from the Portfolio's benchmark-relative returns during the period included Amazon.com, AT&T, from the new communication services sector, Halliburton, and FedEx. The biggest detractor from benchmark-relative returns during the period was the Portfolio's underweight to Amazon versus the S&P 500's weighting. We underweighted Amazon primarily for valuation reasons, but not owning enough Amazon stock hurt relative returns during a period which saw the company continue to perform quite well. The Portfolio's position in AT&T struggled during the period

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      as the company experienced delays in its long-awaited merger with Time Warner, finally completed it, and then had to deal with the post-merger synergies. There also were issues at DirectTV, an AT&T subsidiary, which hurt the stock's performance. Halliburton was another drag on benchmark-relative performance, as oilfield-services firms struggled at times this year due to volatile energy prices. When oil prices were higher, we had expected there to be more demand for the services a company like Halliburton provides, but the additional demand never materialized. Finally, overnight shipping company FedEx reduced earnings guidance due to some difficulties with integration in the wake of its acquisition of Dutch company TNT two years ago. Slowing economic growth overseas and a prolonged bounce-back from issues concerning a prior-year computer virus also contributed to FedEx's earnings downgrade.

Q: Could you discuss the Portfolio's commitment to environmental, social, and governance (ESG) investing?

A: ESG refers to the three central factors in measuring the sustainability and ethical impact of an investment in a company or business. The Portfolio has historically followed an ESG-friendly approach. The Portfolio uses specific screening criteria to exclude investments in companies that fail to meet certain ESG standards across all industries. Per the prospectus, the Portfolio will not invest in companies significantly involved in certain business activities, which include, but are not limited to: production of alcohol, tobacco products, certain controversial military weapons, and gambling casinos and other gaming businesses.

Q: Did the Portfolio hold any derivatives during the 12-month period ended December 31, 2018?

A:    No. We did not invest in any derivatives during the period.

Q: What is your outlook for equities as we enter a new calendar and fiscal year?

A: After the difficult end to the most recent 12-month period, we believe investor and consumer confidence will return as the Fed becomes more data-dependent with regard to future rate moves, rather than just pushing forward with its tightening cycle. That, in turn, should reduce the market's fears of a Fed-induced recession in the U.S. and lead to better performance. We also feel it is in the best interests of the U.S. and China to reach an accommodation on trade. If one is reached, the markets would likely react positively. We are now optimistic about equity valuations, as the recent correction has created more opportunities.

      We have maintained our pro-cyclical bias in the Portfolio, with a heavy focus on future tech. The Portfolio owns shares of what we believe are high-quality, financially strong, market-leading companies that have been benefiting from their investments in future technologies such as the cloud, internet of things,

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18                             (continued)
--------------------------------------------------------------------------------

      artificial intelligence, G5, and machine learning. We feel these companies are on the leading edge of major technology trends and improvements that will drive revenues and reduce costs, which may result in faster growth rates and higher profits.

      In managing the Portfolio, we are always striving to produce a solid risk-adjusted total return, with a strict risk-management discipline, by investing in stocks of high-quality companies that have wide competitive moats around their businesses. Our ESG investment philosophy is a major part of that approach.

Please refer to the Schedule of Investments on pages 9 to 11 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18
--------------------------------------------------------------------------------

   Shares                                                          Value
                 UNAFFILIATED ISSUERS -- 101.5%
                 COMMON STOCKS -- 99.3%
                 of Net Assets
                 Aerospace & Defense -- 1.9%
   11,532        Raytheon Co.                                $ 1,768,432
                                                             -----------
                 Total Aerospace & Defense                   $ 1,768,432
                                                             -----------
                 Air Freight & Logistics -- 3.0%
   29,638        United Parcel Service, Inc., Class B        $ 2,890,594
                                                             -----------
                 Total Air Freight &
                 Logistics                                   $ 2,890,594
                                                             -----------
                 Automobiles -- 0.5%
   12,782        Harley-Davidson, Inc.                       $   436,122
                                                             -----------
                 Total Automobiles                           $   436,122
                                                             -----------
                 Banks -- 5.4%
  104,668        Bank of America Corp.                       $ 2,579,019
   26,734        JPMorgan Chase & Co.                          2,609,773
                                                             -----------
                 Total Banks                                 $ 5,188,792
                                                             -----------
                 Beverages -- 4.6%
   39,749        PepsiCo., Inc.                              $ 4,391,470
                                                             -----------
                 Total Beverages                             $ 4,391,470
                                                             -----------
                 Biotechnology -- 2.2%
   10,948        Amgen, Inc.                                 $ 2,131,247
                                                             -----------
                 Total Biotechnology                         $ 2,131,247
                                                             -----------
                 Capital Markets -- 2.7%
    1,314        BlackRock, Inc.                             $   516,165
   11,325        CME Group, Inc.                               2,130,459
                                                             -----------
                 Total Capital Markets                       $ 2,646,624
                                                             -----------
                 Chemicals -- 2.0%
   14,424        International Flavors &
                 Fragrances, Inc.                            $ 1,936,711
                                                             -----------
                 Total Chemicals                             $ 1,936,711
                                                             -----------
                 Commercial Services &
                 Supplies -- 1.5%
   16,329        Waste Management, Inc.                      $ 1,453,118
                                                             -----------
                 Total Commercial Services &
                 Supplies                                    $ 1,453,118
                                                             -----------
                 Communications
                 Equipment -- 0.8%
   17,500        Cisco Systems, Inc.                         $   758,275
                                                             -----------
                 Total Communications
                 Equipment                                   $   758,275
                                                             -----------
                 Consumer Finance -- 1.8%
   18,303        American Express Co.                        $ 1,744,642
                                                             -----------
                 Total Consumer Finance                      $ 1,744,642
                                                             -----------
                 Diversified Financial
                 Services -- 2.5%
   11,443(a)     Berkshire Hathaway, Inc., Class B           $ 2,336,432
                                                             -----------
                 Total Diversified Financial
                 Services                                    $ 2,336,432
                                                             -----------
                 Diversified Telecommunication
                 Services -- 4.2%
  140,734        AT&T, Inc.                                  $ 4,016,548
                                                             -----------
                 Total Diversified
                 Telecommunication Services                  $ 4,016,548
                                                             -----------
                 Electric Utilities -- 0.9%
   12,153        American Electric Power Co., Inc.           $   908,315
                                                             -----------
                 Total Electric Utilities                    $   908,315
                                                             -----------
                 Energy Equipment &
                 Services -- 0.4%
   13,626        Halliburton Co.                             $   362,179
                                                             -----------
                 Total Energy Equipment &
                 Services                                    $   362,179
                                                             -----------
                 Entertainment -- 3.3%
    6,855(a)     Electronic Arts, Inc.                       $   540,928
   23,209        Walt Disney Co.                               2,544,867
                                                             -----------
                 Total Entertainment                         $ 3,085,795
                                                             -----------
                 Equity Real Estate
                 Investment Trusts (REIT) -- 1.3%
   11,143        Crown Castle International Corp.            $ 1,210,464
                                                             -----------
                 Total Equity Real Estate
                 Investment Trusts (REIT)                    $ 1,210,464
                                                             -----------
                 Food & Staples
                 Retailing -- 2.1%
    9,650        Costco Wholesale Corp.                      $ 1,965,801
                                                             -----------
                 Total Food & Staples
                 Retailing                                   $ 1,965,801
                                                             -----------
                 Food Products -- 0.6%
   15,804        Mondelez International, Inc.                $   632,634
                                                             -----------
                 Total Food Products                         $   632,634
                                                             -----------
                 Health Care Equipment &
                 Supplies -- 5.0%
   19,698        Danaher Corp.                               $ 2,031,258
   30,751        Medtronic PLC                                 2,797,111
                                                             -----------
                 Total Health Care Equipment
                 & Supplies                                  $ 4,828,369
                                                             -----------
                 Health Care Providers &
                 Services -- 2.4%
    9,058        UnitedHealth Group, Inc.                    $ 2,256,529
                                                             -----------
                 Total Health Care Providers
                 & Services                                  $ 2,256,529
                                                             -----------
                 Hotels, Restaurants &
                 Leisure -- 4.6%
   24,751        McDonald's Corp.                            $ 4,395,035
                                                             -----------
                 Total Hotels, Restaurants &
                 Leisure                                     $ 4,395,035
                                                             -----------
                 Industrial
                 Conglomerates -- 0.4%
    3,225        Honeywell International, Inc.               $   426,087
                                                             -----------
                 Total Industrial
                 Conglomerates                               $   426,087
                                                             -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

   Shares                                                          Value
                 Insurance -- 1.8%
   39,871        Hartford Financial Services Group, Inc.     $ 1,772,266
                                                             -----------
                 Total Insurance                             $ 1,772,266
                                                             -----------
                 Interactive Media &
                 Services -- 8.5%
    4,582(a)     Alphabet, Inc.                              $ 4,788,007
   25,550(a)     Facebook, Inc.                                3,349,349
                                                             -----------
                 Total Interactive Media &
                 Services                                    $ 8,137,356
                                                             -----------
                 Internet & Direct
                 Marketing Retail -- 2.2%
    1,420(a)     Amazon.com, Inc.                            $ 2,132,797
                                                             -----------
                 Total Internet & Direct
                 Marketing Retail                            $ 2,132,797
                                                             -----------
                 IT Services -- 2.8%
   20,361        Visa, Inc.                                  $ 2,686,431
                                                             -----------
                 Total IT Services                           $ 2,686,431
                                                             -----------
                 Machinery -- 1.0%
   11,764        Lincoln Electric Holdings, Inc.             $   927,591
                                                             -----------
                 Total Machinery                             $   927,591
                                                             -----------
                 Metals & Mining -- 0.1%
    1,072        Nucor Corp.                                 $    55,540
                                                             -----------
                 Total Metals & Mining                       $    55,540
                                                             -----------
                 Oil, Gas & Consumable
                 Fuels -- 3.7%
   16,562        EOG Resources, Inc.                         $ 1,444,372
   40,328        TOTAL SA (A.D.R.)                             2,104,315
                                                             -----------
                 Total Oil, Gas &
                 Consumable Fuels                            $ 3,548,687
                                                             -----------
                 Pharmaceuticals -- 8.4%
   83,500(a)     Elanco Animal Health, Inc.                  $ 2,632,755
   19,100        Eli Lilly & Co.                               2,210,252
   41,622        Merck & Co., Inc.                             3,180,337
                                                             -----------
                 Total Pharmaceuticals                       $ 8,023,344
                                                             -----------
                 Road & Rail -- 2.3%
   15,850        Union Pacific Corp.                         $ 2,190,946
                                                             -----------
                 Total Road & Rail                           $ 2,190,946
                                                             -----------
                 Semiconductors &
                 Semiconductor Equipment -- 2.7%
   17,849        Analog Devices, Inc.                        $ 1,531,980
    8,158        Intel Corp.                                     382,855
      359        Lam Research Corp.                               48,885
    9,166(a)     Micron Technology, Inc.                         290,837
    2,077        NVIDIA Corp.                                    277,280
                                                             -----------
                 Total Semiconductors &
                 Semiconductor Equipment                     $ 2,531,837
                                                             -----------
                 Software -- 4.1%
   38,318        Microsoft Corp.                             $ 3,891,959
                                                             -----------
                 Total Software                              $ 3,891,959
                                                             -----------
                 Specialty Retail -- 4.6%
   25,400        Home Depot, Inc.                            $ 4,364,228
                                                             -----------
                 Total Specialty Retail                      $ 4,364,228
                                                             -----------
                 Technology Hardware,
                 Storage & Peripherals -- 3.0%
   18,200        Apple, Inc.                                 $ 2,870,868
                                                             -----------
                 Total Technology Hardware,
                 Storage & Peripherals                       $ 2,870,868
                                                             -----------
                 TOTAL COMMON STOCKS
                 (Cost $82,349,733)                          $94,904,065
                                                             -----------

Principal
   Amount
   USD ($)
                 U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS --
                 2.2% of Net Assets
1,000,000(b)     U.S. Treasury Bills, 1/2/19                 $ 1,000,000
  540,000(b)     U.S. Treasury Bills, 1/15/19                    539,557
  600,000(b)     U.S. Treasury Bills, 1/29/19                    598,912
                                                             -----------
                 TOTAL U.S. GOVERNMENT
                 AND AGENCY OBLIGATIONS
                 (Cost $2,138,380)                           $ 2,138,469
                                                             -----------
                 TOTAL INVESTMENTS IN
                 UNAFFILIATED
                 ISSUERS -- 101.5%
                 (Cost $84,488,113)                          $97,042,534
                                                             -----------
                 OTHER ASSETS AND
                 LIABILITIES -- (1.5)%                       $(1,430,504)
                                                             -----------
                 NET ASSETS -- 100.0%                        $95,612,030
                                                             ===========

(A.D.R.)    American Depositary Receipts. REIT Real Estate Investment Trust.

(a)         Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2018, aggregated $62,652,920 and $78,948,349, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2018, the Portfolio did not engage in cross trade activity.

At December 31, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $84,735,316 was as follows:

   Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost                  $16,221,304
   Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value                   (3,914,086)
                                                                         -----------
   Net unrealized appreciation                                           $12,307,218
                                                                         ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2018, in valuing the Portfolio's investments.

                                        Level 1         Level 2       Level 3         Total
Common Stocks                        $94,904,065      $       --      $   --       $94,904,065
U.S. Government and
  Agency Obligations                          --       2,138,469          --         2,138,469
                                     -----------      ----------      ------       -----------
Total Investments in
  Securities                         $94,904,065      $2,138,469      $   --       $97,042,534
                                     ===========      ==========      ======       ===========

During the year ended December 31, 2018, there were no transfers between Levels 1, 2 and 3.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/18
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $84,488,113)         $97,042,534
   Cash                                                                         457,688
   Receivables --
      Investment securities sold                                                 45,650
      Portfolio shares sold                                                      17,096
      Dividends                                                                 181,434
      Other assets                                                                1,024
                                                                            -----------
         Total assets                                                       $97,745,426
                                                                            -----------
LIABILITIES:
   Payables --
      Investment securities purchased                                       $ 1,649,530
      Portfolio shares repurchased                                              411,937
      Trustees' fees                                                                237
   Due to affiliates                                                              8,873
   Accrued expenses                                                              62,819
                                                                            -----------
         Total liabilities                                                  $ 2,133,396
                                                                            -----------
NET ASSETS:
   Paid-in capital                                                          $67,010,589
   Distributable earnings                                                    28,601,441
                                                                            -----------
         Net assets                                                         $95,612,030
                                                                            -----------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $84,375,285/6,241,957 shares)                          $     13.52
                                                                            ===========
   Class II (based on $11,236,745/826,402 shares)                           $     13.60
                                                                            ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/18

INVESTMENT INCOME:
   Dividends from unaffiliated issuers (net of foreign taxes withheld $35,855)           $  2,108,514
   Interest from unaffiliated issuers                                                          25,873
                                                                                         ------------
      Total investment income                                                                             $  2,134,387
                                                                                                          ------------
EXPENSES:
   Management fees                                                                       $    714,879
   Administrative expense                                                                      75,059
   Distribution fees
      Class II                                                                                 31,285
   Custodian fees                                                                              11,371
   Professional fees                                                                           46,878
   Printing expense                                                                            42,953
   Trustees' fees                                                                               7,477
   Insurance expense                                                                              341
   Miscellaneous                                                                                1,225
                                                                                         ------------
      Total expenses                                                                                      $    931,468
                                                                                                          ------------
         Net investment income                                                                            $  1,202,919
                                                                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                                $ 16,175,814
      Class actions                                                                            22,666     $ 16,198,480
                                                                                         ------------     ------------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                                $(18,247,959)
      Other assets and liabilities denominated in foreign currencies                             (282)    $(18,248,241)
                                                                                         ------------     ------------
   Net realized and unrealized gain (loss) on investments                                                 $ (2,049,761)
                                                                                                          ============
   Net decrease in net assets resulting from operations                                                   $   (846,842)
                                                                                                          ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                     Year Ended       Year Ended
                                                                                                      12/31/18         12/31/17
FROM OPERATIONS:
Net investment income (loss)                                                                        $  1,202,919     $  1,561,478
Net realized gain (loss) on investments                                                               16,198,480       26,263,095
Change in net unrealized appreciation (depreciation) on investments                                  (18,248,241)        (721,956)
                                                                                                    ------------     ------------
      Net increase (decrease) in net assets resulting from operations                               $   (846,842)    $ 27,102,617
                                                                                                    ------------     ------------
DISTRIBUTIONS TO SHAREOWNERS:
   Class I ($4.71 and $2.95 per share, respectively)                                                $(24,474,704)    $(18,922,614)*
   Class II ($4.65 and $2.91 per share, respectively)                                                 (2,978,664)      (2,335,599)*
                                                                                                    ------------     ------------
      Total distributions to shareowners                                                            $(27,453,368)    $(21,258,213)
                                                                                                    ------------     ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                                   $  5,308,456     $  6,316,964
Reinvestment of distributions                                                                         27,453,368       21,258,213
Cost of shares repurchased                                                                           (22,965,192)     (56,258,835)
                                                                                                    ------------     ------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions             $  9,796,632     $(28,683,658)
                                                                                                    ------------     ------------
      Net decrease in net assets                                                                    $(18,503,578)    $(22,839,254)
NET ASSETS:**
Beginning of year                                                                                   $114,115,608     $136,954,862
                                                                                                    ============     ============
End of year                                                                                         $ 95,612,030     $114,115,608
                                                                                                    ============     ============
* For the year ended December 31, 2017, distributions to shareowners were presented as follows:
Net investment income:
      Class I ($0.21 per share)                                                                                      $ (1,372,403)
      Class II ($0.17 per share)                                                                                         (135,090)
Net realized gain:
      Class I ($2.74 per share)                                                                                      $(17,550,211)
      Class II ($2.74 per share)                                                                                       (2,200,509)
** For the year ended December 31, 2017, undistributed net investment income was presented as follows: $60,962

                                         Year Ended      Year Ended       Year Ended      Year Ended
                                          12/31/18        12/31/18         12/31/17        12/31/17
                                           Shares          Amount           Shares          Amount
CLASS I
Shares sold                                 172,978      $  2,708,243        195,245      $  3,527,869
Reinvestment of distributions             1,711,573        24,474,704      1,136,926        18,922,615
Less shares repurchased                  (1,167,717)      (18,759,251)    (2,668,991)      (48,341,740)
                                         ----------      ------------     ----------      ------------
Net increase (decrease)                     716,834      $  8,423,696     (1,336,820)     $(25,891,256)
                                         ==========      ============     ==========      ============
CLASS II
Shares sold                                 169,954      $  2,600,213        151,097      $  2,789,095
Reinvestment of distributions               207,310         2,978,664        139,945         2,335,598
Less shares repurchased                    (262,451)       (4,205,941)      (441,667)       (7,917,095)
                                         ----------      ------------     ----------      ------------
Net increase (decrease)                     114,813      $  1,372,936       (150,625)     $ (2,792,402)
                                         ==========      ============     ==========      ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year Ended    Year Ended   Year Ended   Year Ended     Year Ended
                                                                   12/31/18      12/31/17     12/31/16*    12/31/15*      12/31/14*
Class I
Net asset value, beginning of period                               $ 18.29       $  17.72     $  19.75     $  26.84       $  26.25
                                                                   -------       --------     --------     --------       --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $  0.18(a)    $   0.21(a)  $   0.24(a)  $   0.25(a)    $   0.18
   Net realized and unrealized gain (loss) on investments            (0.24)          3.31         1.46        (0.07)          2.63
                                                                   -------       --------     --------     --------       --------
      Net increase (decrease) from investment operations           $ (0.06)      $   3.52     $   1.70     $   0.18       $   2.81
                                                                   -------       --------     --------     --------       --------
Distributions to shareowners:
   Net investment income                                           $ (0.19)      $  (0.21)    $  (0.24)    $  (0.26)      $  (0.32)
   Net realized gain                                                 (4.52)         (2.74)       (3.49)       (7.01)         (1.90)
                                                                   -------       --------     --------     --------       --------
Total distributions                                                $ (4.71)      $  (2.95)    $  (3.73)    $  (7.27)      $  (2.22)
                                                                   -------       --------     --------     --------       --------
Net increase (decrease) in net asset value                         $ (4.77)      $   0.57     $  (2.03)    $  (7.09)      $   0.59
                                                                   -------       --------     --------     --------       --------
Net asset value, end of period                                     $ 13.52       $  18.29     $  17.72     $  19.75       $  26.84
                                                                   =======       ========     ========     ========       ========
Total return (b)                                                     (1.51)%(c)     21.72%        9.81%       (0.06)%(d)     11.03%
Ratio of net expenses to average net assets (e)                       0.82%          0.77%        0.75%        0.75%          0.74%
Ratio of net investment income (loss) to average net assets           1.12%          1.16%        1.32%        1.09%          1.15%
Portfolio turnover rate                                                 58%            59%          60%          49%            25%
Net assets, end of period (in thousands)                           $84,375       $101,056     $121,626     $127,818       $151,325

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.55)%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.21)%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                                  Year Ended    Year Ended   Year Ended   Year Ended     Year Ended
                                                                   12/31/18      12/31/17     12/31/16*    12/31/15*      12/31/14*
Class II
Net asset value, beginning of period                               $ 18.35       $ 17.78      $ 19.79      $ 26.89        $ 26.28
                                                                   -------       -------      -------      -------        -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $  0.14(a)    $  0.16(a)   $  0.19(a)   $  0.19(a)     $  0.82
   Net realized and unrealized gain (loss) on investments            (0.24)         3.32         1.48        (0.09)          1.93
                                                                   -------       -------      -------      -------        -------
      Net increase (decrease) from investment operations           $ (0.10)      $  3.48      $  1.67      $  0.10        $  2.75
                                                                   -------       -------      -------      -------        -------
Distributions to shareowners:
   Net investment income                                           $ (0.13)      $ (0.17)     $ (0.19)     $ (0.19)       $ (0.24)
   Net realized gain                                                 (4.52)        (2.74)       (3.49)       (7.01)         (1.90)
                                                                   -------       -------      -------      -------        -------
Total distributions                                                $ (4.65)      $ (2.91)     $ (3.68)     $ (7.20)       $ (2.14)
                                                                   -------       -------      -------      -------        -------
Net increase (decrease) in net asset value                         $ (4.75)      $  0.57      $ (2.01)     $ (7.10)       $  0.61
                                                                   -------       -------      -------      -------        -------
Net asset value, end of period                                     $ 13.60       $ 18.35      $ 17.78      $ 19.79        $ 26.89
                                                                   =======       =======      =======      =======        =======
Total return (b)                                                     (1.74)%(c)    21.36%        9.62%       (0.37)%(d)     10.78%
Ratio of net expenses to average net assets (e)                       1.07%         1.02%        1.00%        1.01%          0.99%
Ratio of net investment income (loss) to average net assets           0.88%         0.91%        1.07%        0.84%          0.89%
Portfolio turnover rate                                                 58%           59%          60%          49%            25%
Net assets, end of period (in thousands)                           $11,237       $13,060      $15,328      $15,420        $19,180

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.78)%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.52)%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Fund VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Portfolio are reasonable income and capital growth.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

      over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                     2018              2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                              $ 5,494,505      $ 1,507,493
      Long-term capital gain                        21,958,863       19,750,720
                                                   -----------      -----------
       Total                                       $27,453,368      $21,258,213
                                                   ===========      ===========

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2018.

      --------------------------------------------------------------------------
                                                                       2018
      --------------------------------------------------------------------------
      Distributable Earnings:
      Undistributed long-term capital gain                          $15,307,398
      Undistributed ordinary income                                     986,939
      Net unrealized appreciation                                    12,307,104
                                                                    -----------
       Total                                                        $28,601,441
                                                                    ===========

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on REITs and common stocks.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Dividends and distributions to shareowners are recorded on the ex-dividend date. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them,

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,493 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor a distribution fee of 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $380 in distribution fees payable to the Distributor at December 31, 2018.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Fund VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Fund VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended December 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Fund VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.


                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
February 14, 2019

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Fund VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2018 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2018, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class I shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Pioneer Fund VCT Portfolio                      PIONEER VARIABLE CONTRACTS TRUST

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers
The Portfolio's Trustees and Officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds") . The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (68)      Trustee since 2006. Serves until  Private investor (2004 - 2008 and 2013 - Director, Broadridge Financial
Chairman of the Board     a successor trustee is elected    present); Chairman (2008 - 2013) and     Solutions, Inc. (investor
and Trustee               or earlier retirement or removal. Chief Executive Officer (2008 - 2012),   communications and securities
                                                            Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)        Trustee since 2005. Serves until  Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                   a successor trustee is elected    Advisors (corporate advisory  services   Trust (publicly-traded mortgage
                          or earlier retirement or removal. company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                                                            present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and             fund) (2010 - 2017); Director
                                                            consulting company) (2010); Executive    of Oxford Analytica, Inc.
                                                            Vice President and Chief Financial       (2008 - 2015); and Director of
                                                            Officer, I-trax, Inc. (publicly traded   Enterprise Community
                                                            health care services  company) (2004 -   Investment, Inc. (privately-
                                                            2007); and Executive Vice President and  held affordable housing
                                                            Chief Financial Officer, Pedestal Inc.   finance company) (1985 - 2010)
                                                            (internet-based mortgage trading
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); and Executive, The World Bank
                                                            (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74) Trustee since 2008. Serves until  William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                   a successor trustee is elected    Political Economy, Harvard University    Funds Investment Trust and
                          or earlier retirement or removal. (1972 - present)                         Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (71) Trustee since 2000. Serves until  Founding Director, Vice-President and    None
Trustee                   a successor trustee is elected    Corporate Secretary, The Winthrop
                          or earlier retirement or removal. Group, Inc. (consulting firm) (1982 -
                                                            present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            2017); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)  Trustee since 2017. (Advisory     Chief Investment Officer, 1199 SEIU      None
Trustee                   Trustee from 2014 - 2017)         Funds (healthcare workers union pension
                          Serves until a successor trustee  funds) (2001 - present); Vice is elected or earlier retirement  President - International Investments
                          or removal.                       Group, American International Group,
                                                            Inc. (insurance company) (1993 - 2001);
                                                            Vice President - Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); and Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd. (investment
                                                            bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)  Trustee since 1995. Serves until  President and Chief Executive Officer,   Director of New America High
Trustee                   a successor trustee is elected    Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                          or earlier retirement or removal. banking firm) (1981 - present)           investment company) (2004 -
                                                                                                     present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)    Trustee since 2014. Serves until  Consultant (investment company services) None
Trustee                   a successor trustee is elected    (2012 - present); Executive Vice
                          or earlier retirement or removal. President, BNY Mellon (financial and investment company services) (1969 -
                                                            2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon Overseas
                                                            Investment Corp. (financial services)
                                                            (2009 - 2012); Director, Financial
                                                            Models (technology) (2005 - 2007);
                                                            Director, BNY Hamilton Funds, Ireland
                                                            (offshore investment companies) (2004 -
                                                            2007); Chairman/Director, A2B/BNY
                                                            Securities Services Ltd., Ireland
                                                            (financial services) (1999 - 2006); and
                                                            Chairman, BNY Alternative Investment
                                                            Services, Inc. (financial services)
                                                            (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INTERESTED TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (56)*       Trustee since 2017. Serves until  Director, CEO and President of Amundi    None
Trustee, President and    a successor trustee is elected    Pioneer Asset Management USA, Inc.
Chief Executive Officer   or earlier retirement or removal  (since September 2014); Director, CEO and President of Amundi Pioneer Asset
                                                            Management, Inc. (since September 2014);
                                                            Director, CEO and President of Amundi
                                                            Pioneer Distributor, Inc. (since
                                                            September 2014); Director, CEO and
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Chair, Amundi
                                                            Pioneer Asset Management USA, Inc.,
                                                            Amundi Pioneer Distributor, Inc. and
                                                            Amundi Pioneer Institutional Asset
                                                            Management, Inc. (September 2014 -
                                                            2018); Managing Director, Morgan
                                                            Stanley Investment Management (2010 -
                                                            2013); and Director of Institutional
                                                            Business, CEO of International, Eaton
                                                            Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*   Trustee since 2014. Serves until  Director and Executive Vice President    None
Trustee                   a successor trustee is elected    (since 2008) and Chief Investment
                          or earlier retirement or removal  Officer, U.S. (since 2010) of Amundi
                                                            Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); and Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.



TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J.            Since 2003. Serves at the         Vice President and Associate General     None
Kelley (54)               discretion of the Board           Counsel of Amundi Pioneer since
Secretary and Chief                                         January 2008; Secretary and Chief Legal
Legal Officer                                               Officer of all of the Pioneer Funds
                                                            since June 2010; Assistant Secretary of
                                                            all of the Pioneer Funds from September
                                                            2003 to May 2010; and Vice President
                                                            and Senior Counsel of Amundi Pioneer
                                                            from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)    Since 2010. Serves at the         Fund Governance Director of Amundi       None
Assistant Secretary       discretion of the Board           Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Thomas Reyes (56)         Since 2010. Serves at the         Senior Counsel of Amundi Pioneer since   None
Assistant Secretary       discretion of the Board           May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010; and
                                                            Counsel of Amundi Pioneer from June 2007
                                                            to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)      Since 2008. Serves at the         Vice President - Fund Treasury of        None
Treasurer and Chief       discretion of the Board           Amundi Pioneer; Treasurer of all of the
Financial and                                               Pioneer Funds since March 2008; Deputy
Accounting Officer                                          Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)     Since 2000. Serves at the         Director - Fund Treasury of Amundi       None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)        Since 2002. Serves at the         Senior Manager - Fund Treasury of Amundi None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)     Since 2009. Serves at the         Senior Manager - Fund Treasury of        None
Assistant Treasurer       discretion of the Board           Amundi Pioneer since November 2008;
                                                            Assistant Treasurer of all of the
                                                            Pioneer Funds since January 2009; and
                                                            Client Service Manager - Institutional
                                                            Investor Services at State Street Bank
                                                            from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)          Since 2018. Serves at the         Managing Director, Chief Compliance      None
Chief Compliance Officer  discretion of the Board           Officer of Amundi Pioneer Asset
                                                            Management; Amundi Pioneer Institutional
                                                            Asset Management, Inc.; and the Pioneer
                                                            Funds since September 2018; and Chief
                                                            Compliance Officer of Amundi Pioneer
                                                            Distributor, Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)      Since 2006. Serves at the         Vice President of Amundi Pioneer Asset   None
Anti-Money Laundering     discretion of the Board           Management and Anti-Money Laundering
Officer                                                     Officer of all the Pioneer Funds
                                                            since 2006
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18649-13-0219

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                       Pioneer High Yield VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2018

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     8

  Financial Statements                                                       22

  Notes to Financial Statements                                              27

  Report of Independent Registered Public Accounting Firm                    36

  Additional Information                                                     37

  Approval of Investment Management Agreement                                38

  Trustees, Officers, and Service Providers                                  41

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/18
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Portfolio Diversification
(As a percentage of total investments)*

Corporate Bonds                                                           81.1%
Convertible Corporate Bonds                                                5.8%
U.S. Government and Agency Obligations                                     5.2%
Affiliated Closed-End Funds(h)                                             2.6%
Senior Secured Floating Rate Loan Interests                                2.5%
Convertible Preferred Stocks                                               1.2%
Common Stocks                                                              1.0%
Collateralized Mortgage Obligations                                        0.3%
Preferred Stocks                                                           0.2%
Insurance-Linked Securities                                                0.1%
Rights/Warrants                                                            0.0%+

+     Amount rounds to less than 0.1%.

5 Largest Holdings
(As a percentage of total investments)*

1.  Pioneer ILS Interval Fund (h)                                          2.60%
--------------------------------------------------------------------------------
2.  U.S. Treasury Bills, 1/8/19                                            2.21
--------------------------------------------------------------------------------
3.  U.S. Treasury Bills, 1/22/19                                           2.09
--------------------------------------------------------------------------------
4.  Bausch Health Cos., Inc.,
    5.875%, 5/15/23 (144A)                                                 1.90
--------------------------------------------------------------------------------
5.  CCO Holdings LLC/CCO
    Holdings Capital Corp., 5.5%,
    5/1/26 (144A)                                                          1.21
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(h) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc. (the "Adviser").

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/18
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share              12/31/18         12/31/17
   Class I                              $8.79            $9.53
   Class II                             $8.68            $9.45

                                Net
Distributions per Share         Investment     Short-Term        Long-Term
(1/1/18 - 12/31/18)             Income         Capital Gains     Capital Gains
   Class I                      $0.4390        $   --            $   --
   Class II                     $0.4112        $   --            $   --

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer High Yield VCT Portfolio at net asset value during the periods shown, compared to that of the ICE Bank of America (BofA) Merrill Lynch (ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                                                       ICE BofA ML
               Pioneer High      Pioneer High                          All-Convertibles
               Yield VCT         Yield VCT         ICE BofA ML         Speculative
               Portfolio         Portfolio         U.S. High           Quality
               Class I           Class II          Yield Index         Index
12/08          $10,000           $10,000           $10,000             $10,000
12/09          $16,049           $16,003           $15,751             $18,225
12/10          $18,945           $18,830           $18,144             $21,956
12/11          $18,627           $18,445           $18,939             $20,448
12/12          $21,622           $21,346           $21,890             $23,901
12/13          $24,232           $23,870           $23,514             $29,376
12/14          $24,254           $23,800           $24,103             $31,258
12/15          $24,089           $23,570           $22,984             $28,109
12/16          $27,547           $26,844           $27,003             $32,981
12/17          $29,511           $28,694           $29,024             $37,693
12/18          $28,536           $27,562           $28,367             $35,054

The ICE BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The ICE BofA ML All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2018)

--------------------------------------------------------------------------------
                                                        ICE    ICE BofA ML U.S.
                                                    BofA ML    All-Convertibles
                                                  U.S. High         Speculative
                         Class I    Class II    Yield Index       Quality Index
--------------------------------------------------------------------------------
10 Years                  11.06%      10.67%         10.99%              13.36%
5 Years                    3.32%       2.92%          3.82%               3.60%
1 Year                    -3.30%      -3.94%         -2.26%              -7.00%

All total returns shown assume reinvestment of distributions at net asset value.

The performance table does not reflect the deduction of taxes that a shareowner would pay on distributions or the redemption of shares.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b--1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on actual returns from July 1, 2018 through December 31, 2018.

      Share Class                                          I              II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/18               $1,000.00       $1,000.00
      Ending Account Value on 12/31/18                $  967.29       $  965.33
      Expenses Paid During Period*                    $    5.11       $    6.34

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.03% and 1.28% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2018 through December 31, 2018.

      Share Class                                         I               II
      -------------------------------------------------------------------------
      Beginning Account Value on 7/1/18               $1,000.00       $1,000.00
      Ending Account Value on 12/31/18                $1,020.01       $1,018.75
      Expenses Paid During Period*                    $    5.24       $    6.51

* Expenses are equal to the Portfolio's annualized net expense ratio of 1.03% and 1.28% for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18
--------------------------------------------------------------------------------

Call 1-800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, portfolio managers Andrew Feltus and Matthew Shulkin discuss the factors that influenced the performance of Pioneer High Yield VCT Portfolio during the 12-month period ended December 31, 2018. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Mr. Shulkin, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the daily management of the Portfolio.

Q: How did the Portfolio perform during the 12 months ended December 31, 2018?

A: Pioneer High Yield VCT Portfolio's Class I shares returned -3.30% at net asset value during the 12-month period ended December 31, 2018, and Class II shares returned -3.94%. During the same period, the Portfolio's benchmarks, the ICE Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index and the ICE BofA ML All-Convertibles Speculative Quality Index, returned -2.26% and -7.00%, respectively.

Q: Could you please describe the market environment for high-yield securities during the 12-month period ended December 31, 2018?

A: For much of the first nine months of 2018, prices of fixed-income securities broadly declined as interest rates moved higher. The short end of the Treasury yield curve rose as investors positioned their portfolios in anticipation of the U.S. Federal Reserve's (the Fed) continued normalization of the federal funds rate, its benchmark overnight lending rate. (During the 12-month period, the Fed raised the federal funds rate four times, in March, June, September, and December.)

      Farther out on the Treasury curve, yield increases were driven in part by rising inflation expectations against a backdrop of strengthening commodity prices and arguably full U.S. employment. Despite an approximately 2.2% decline in prices, the high-yield asset class, as measured by the ICE BofA ML U.S. High Yield Index, returned 2.4% over the first three quarters of 2018.

      The positive return of high yield during the first nine months of the period was led by lower-quality credits, as underlying market sentiment was buoyed by a positive fundamental backdrop featuring solid economic growth and strong corporate profits. Investor optimism was further heightened by lower tax rates and the accelerated expensing of capital investment by corporations, two key provisions of the sweeping U.S. tax legislation passed at the end of 2017. The Trump administration's escalating rhetoric about U.S. trade deals, and measures implemented, including tariffs on steel and aluminum as well as on a range of products from China, clouded the outlook to some degree, leading to bouts of market volatility. However, prices of high-yield securities also received support from a lack of new-issue supply in the market, which was at meaningfully lower levels relative to 2017. The lack of new-issue supply helped to mitigate the negative effects on pricing caused by outflows from high-yield mutual funds.

      The fourth quarter of 2018 witnessed a strong move downward in the returns of most so-called "risk" assets, including high-yield securities. Investors' appetite for risk declined from the outset of the quarter in October, as concerns about the outlook for the Fed's continued tightening of monetary policy, the escalating U.S./China trade dispute, and mounting evidence of slowing economic growth overseas dampened enthusiasm. In early October, the equity markets began a downward spiral that would persist essentially

4

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

      through year-end. The price of oil, too, slid significantly at that time due to an unfavorable supply/demand outlook. Nonetheless, the Fed met market expectations and raised short-term rates by a quarter-point in December, moving its federal funds target into the 2.25% to 2.50% range, while signaling the likelihood of two additional rate hikes in 2019. Volatility in the "risk-asset" markets spiked on fears that the Fed would raise rates by too much, given the uncertain outlook for global economic growth. The 10-year Treasury yield declined from 3.05% to 2.69% over the fourth quarter, driven by a global flight-to-safety trade.

      While the latter stages of 2018 saw yields back off their earlier peaks, the Treasury curve finished the 12-month period higher along its length, while also flattening, as yield increases were most significant on the short end given the Fed's multiple rate hikes over the year. For the period, the ICE BofA ML U.S. High Yield Index finished in negative territory, at -2.26%, modestly ahead of the -2.51% return for the investment-grade corporate market, as measured by the Bloomberg Barclays U.S. Corporate Bond Index.

      Within high yield, lower-rated issues lagged for the 12-month period, due to the spike in risk-aversion during the fourth quarter. Bonds rated CCC or lower returned -4.15% for the year, as compared to a -1.54% return for single-B issues and a -2.46% return for BB-rated issues.

Q: Can you discuss the investment strategies that affected the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2018?

A: On balance, security selection results within high yield detracted from the Portfolio's benchmark-relative performance during the period, as positive selection results within autos, banking, consumer goods, health care, and utilities were offset by negative results within the basic industry, energy, services, and telecommunication services segments.

      Within energy, a position in exploration-and-production company Sanchez Energy constrained the Portfolio's benchmark-relative performance, as the company's missteps exacerbated the already negative effects of the decline in oil prices over the period. A position in Diebold Nixdorf, a global provider of automated teller and point-of-sale technologies and servicing, also detracted from benchmark-relative returns. Sentiment with respect to the Diebold issue declined as a result of a soft second-quarter earnings report and concerns about the company's liquidity after a minority shareholder put their position back to the company. Benchmark-relative returns were also negatively affected by the Portfolio's exposure to a pair of homebuilders, KB Homes and Beazer Homes, as the homebuilding segment struggled with the prospect of rising mortgage rates, given the upward move in Treasury yields.

      With respect to the Portfolio's core allocation to high-yield corporate bonds, an underweight to the automotive sector aided benchmark-relative performance as the sector lagged on late-cycle concerns that the sales environment had peaked. An underweight to the basic industry sector was another positive contributor to the Portfolio's relative returns. In terms of individual positions that contributed positively to the Portfolio's performance, our decision to add exposure to Valeant Pharmaceuticals -- after a severe sell-off -- aided benchmark-relative results, as the bond price was supported by the company's efforts to sell assets and pay down its debt. An overweight position in

                                                                               5

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--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18                             (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise. Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Portfolio may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Derivatives may have a leveraging effect on the Portfolio.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

      telecommunications provider Sprint was another positive contributor to the Portfolio's relative performance, as the bond price rose on news of a bid by T-Mobile to acquire the company.

      From the perspective of quality, the Portfolio's benchmark-relative performance was helped by below-benchmark exposure to lower-quality, CCC-rated and distressed issues, as that area of the market was most negatively affected by the sharp decline in risk sentiment seen late in the period.

      An out-of-benchmark allocation to bank loans was a positive contributor to the Portfolio's relative performance, as bank loans outperformed all other credit-based asset classes over the 12 months. The floating-rate feature of bank loans made them attractive investments and supported performance in the rising-rate environment that prevailed for much of the year. A Portfolio position in insurance-linked securities (ILS), which are sponsored by insurance companies looking to transfer some of the risk of having to pay claims after a natural disaster, had an essentially neutral impact on benchmark-relative performance for the 12 months. We believe the Portfolio's ILS allocation has been a valuable source of diversification* and incremental income in the Portfolio for a number of years. We continue to view modest, tactical exposure to out-of-benchmark segments, including loans and ILS, as helping to improve the Portfolio's long-term total return profile.

      Finally, we also maintained non-benchmark allocations to equities and convertible bonds within the Portfolio, with a focus on sectors not well-represented within high yield, or in areas where we have seen better valuations than those available in the high-yield market. The Portfolio's allocations to those asset classes have declined as securities have reached our target prices, and the equity-linked exposure had a marginally negative impact on relative performance over the period.

Q: Can you discuss the factors that affected the Portfolio's income-generation/distributions to shareholders, either positively or negatively, during the 12-month period ended December 31, 2018?

A: The Portfolio's income-generation and distributions to shareholders were relatively stable over the period. The Portfolio's positions in convertible securities and common stock resulted in a lower yield versus a portfolio composed entirely of high-yield bonds, but we view those allocations as helping to improve the Portfolio's total-return profile.

Q: What role did derivatives play in the Portfolio's investment process and benchmark-relative results during the 12-month period ended December 31, 2018?

A: We utilized credit-default-swap indices during the period in order to maintain the desired level of Portfolio exposure to the high-yield market, while also seeking to maintain sufficient liquidity to make opportunistic purchases and to help meet any unanticipated shareholder redemptions. The strategy had a neutral impact on the Portfolio's benchmark-relative performance.

*     Diversification does not assure a profit nor protect against loss.

6

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Q:    What is your assessment of the current climate for high-yield investors?

A: Negative returns for high-yield securities in a non-recessionary year are unusual, but that is what we saw in 2018 as slowing global economic growth, oil price declines, and an equity market sell-off weighed on high-yield market sentiment in the fourth quarter of the calendar year and drove down overall returns. For the near term, we remain generally constructive on the U.S. high-yield market. Corporate health remains good, both in terms of balance sheets and earnings projections, and we don't expect a recession in the next 18 months. U.S. corporate earnings appear likely to grow in 2019, albeit less significantly than in 2018, while economic growth momentum in China and Europe has slowed. Defaults in the high-yield market remain historically low and we do not see them increasing significantly in the near term. While the Fed is not finished raising rates, it seems unlikely to increase them as much in 2019 as originally feared. In our view, the market sell-off to close out 2018 was likely a case of the pendulum's swinging back too far. With spreads having widened out to levels not seen since late 2016, we see the high-yield market as representing at least a near-term opportunity for investors. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

      We increased the Portfolio's risk exposure moderately into the end of the year, as we viewed the sell-off in the fourth quarter as having provided attractive entry points on select, lower-rated credits. However, we have maintained the Portfolio's higher-quality bias, and as such, it remains underweight versus the benchmark in issues rated CCC and below. We have also maintained the Portfolio's underweight in the retail sector, which continues to struggle against secular headwinds and has historically exhibited low recovery rates in a restructuring environment. The Portfolio carries an essentially benchmark-level weight in energy, but is slightly underweight the sector on a risk-adjusted basis, with greater exposure to the exploration-and-production and midstream segments, relative to the higher-volatility services sub-sector.

      We continue to seek diversification and relative value by carrying out-of-benchmark exposures in the Portfolio, including to the aforementioned convertibles and ILS market segments.

Please refer to the Schedule of Investments on pages 8 to 21 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

                                                                               7

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18
--------------------------------------------------------------------------------

      Shares                                                                                                                   Value
                     UNAFFILIATED ISSUERS -- 95.6%
                     COMMON STOCKS -- 1.0% of Net Assets
                     Airlines -- 0.2%
       1,195(a)      United Continental Holdings, Inc.                                                                   $   100,058
                                                                                                                         -----------
                     Total Airlines                                                                                      $   100,058
                                                                                                                         -----------
                     Chemicals -- 0.1%
         545         LyondellBasell Industries NV                                                                        $    45,322
                                                                                                                         -----------
                     Total Chemicals                                                                                     $    45,322
                                                                                                                         -----------
                     Consumer Finance -- 0.2%
       1,002         Capital One Financial Corp.                                                                         $    75,741
                                                                                                                         -----------
                     Total Consumer Finance                                                                              $    75,741
                                                                                                                         -----------
                     Health Care Providers & Services -- 0.3%
       9,932(a)      BioScrip, Inc.                                                                                      $    35,457
         512         Cigna Corp.                                                                                              97,239
                                                                                                                         -----------
                     Total Health Care Providers & Services                                                              $   132,696
                                                                                                                         -----------
                     Pharmaceuticals -- 0.1%
         264         Allergan Plc                                                                                        $    35,286
                                                                                                                         -----------
                     Total Pharmaceuticals                                                                               $    35,286
                                                                                                                         -----------
                     Technology Hardware, Storage & Peripherals -- 0.1%
       1,598(a)      NCR Corp.                                                                                           $    36,882
                                                                                                                         -----------
                     Total Technology Hardware, Storage & Peripherals                                                    $    36,882
                                                                                                                         -----------
                     TOTAL COMMON STOCKS
                     (Cost $284,860)                                                                                     $   425,985
                                                                                                                         -----------
                     CONVERTIBLE PREFERRED STOCKS -- 1.2% of Net Assets
                     Banks -- 1.2%
         225(b)      Bank of America Corp., 7.25%                                                                        $   281,813
         155(b)      Wells Fargo & Co., 7.5%                                                                                 195,605
                                                                                                                         -----------
                     Total Banks                                                                                         $   477,418
                                                                                                                         -----------
                     Health Care Providers & Services -- 0.0%+
          28^(a)     BioScrip, Inc.                                                                                      $     3,116
                                                                                                                         -----------
                     Total Health Care Providers & Services                                                              $     3,116
                                                                                                                         -----------
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (Cost $481,460)                                                                                     $   480,534
                                                                                                                         -----------
                     PREFERRED STOCK -- 0.2% of Net Assets
                     Consumer Finance -- 0.2%
       2,821(c)      GMAC Capital Trust I, 8.401% (3 Month USD LIBOR + 579 bps), 2/15/40                                 $    71,512
                                                                                                                         -----------
                     Total Consumer Finance                                                                              $    71,512
                                                                                                                         -----------
                     TOTAL PREFERRED STOCK
                     (Cost $66,924)                                                                                      $    71,512
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

8

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                     COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3% of Net Assets
      20,929         Global Mortgage Securitization, Ltd., Series 2005-A, Class B3, 5.25%, 4/25/32 (144A)                $       206
      57,863(c)      Morgan Stanley Capital I Trust, Series 2007-T25, Class AJ, 5.574%, 11/12/49                              58,500
      50,000(c)      Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class D, 3.957%, 12/15/47 (144A)                43,992
                                                                                                                         -----------
                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                     (Cost $120,100)                                                                                     $   102,698
                                                                                                                         -----------
                     CONVERTIBLE CORPORATE BONDS -- 5.7% of Net Assets
                     Biotechnology -- 1.3%
     198,000         Alder Biopharmaceuticals, Inc., 2.5%, 2/1/25                                                        $   157,941
      82,000         Innoviva, Inc., 2.125%, 1/15/23                                                                          88,611
     180,000         Insmed, Inc., 1.75%, 1/15/25                                                                            128,205
     115,000         Medicines Co., 2.5%, 1/15/22                                                                             98,663
      95,000         Medicines Co., 2.75%, 7/15/23                                                                            71,596
      22,000         Medicines Co., 3.5%, 1/15/24 (144A)                                                                      21,730
                                                                                                                         -----------
                     Total Biotechnology                                                                                 $   566,746
                                                                                                                         -----------
                     Commercial Services -- 0.1%
      65,000         Macquarie Infrastructure Corp., 2.0%, 10/1/23                                                       $    56,245
                                                                                                                         -----------
                     Total Commercial Services                                                                           $    56,245
                                                                                                                         -----------
                     Computers -- 0.3%
     132,000         Pure Storage, Inc., 0.125%, 4/15/23 (144A)                                                          $   122,602
                                                                                                                         -----------
                     Total Computers                                                                                     $   122,602
                                                                                                                         -----------
                     Engineering & Construction -- 0.2%
      78,000         Dycom Industries, Inc., 0.75%, 9/15/21                                                              $    72,421
                                                                                                                         -----------
                     Total Engineering & Construction                                                                    $    72,421
                                                                                                                         -----------
                     Healthcare-Products -- 0.8%
     135,000         Endologix, Inc., 3.25%, 11/1/20                                                                     $    95,850
     248,000         Wright Medical Group, Inc., 1.625%, 6/15/23 (144A)                                                      252,549
                                                                                                                         -----------
                     Total Healthcare-Products                                                                           $   348,399
                                                                                                                         -----------
                     Home Builders -- 0.5%
     200,000         KB Home, 1.375%, 2/1/19                                                                             $   198,750
                                                                                                                         -----------
                     Total Home Builders                                                                                 $   198,750
                                                                                                                         -----------
                     Internet -- 0.3%
     150,000         Palo Alto Networks, Inc., 0.75%, 7/1/23 (144A)                                                      $   148,348
                                                                                                                         -----------
                     Total Internet                                                                                      $   148,348
                                                                                                                         -----------
                     Media -- 0.3%
     178,000         DISH Network Corp., 2.375%, 3/15/24                                                                 $   141,718
                                                                                                                         -----------
                     Total Media                                                                                         $   141,718
                                                                                                                         -----------
                     Oil & Gas -- 0.3%
     115,000         SM Energy Co., 1.5%, 7/1/21                                                                         $   106,894
                                                                                                                         -----------
                     Total Oil & Gas                                                                                     $   106,894
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

                                                                               9

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                     Oil & Gas Services -- 0.2%
      85,000         SEACOR Holdings, Inc., 3.0%, 11/15/28                                                               $    78,457
                                                                                                                         -----------
                     Total Oil & Gas Services                                                                            $    78,457
                                                                                                                         -----------
                     Semiconductors -- 0.6%
     100,000         Microchip Technology, Inc., 1.625%, 2/15/27                                                         $    97,679
      70,000         ON Semiconductor Corp., 1.625%, 10/15/23                                                                 75,124
      65,000         Synaptics, Inc., 0.5%, 6/15/22                                                                           56,960
                                                                                                                         -----------
                     Total Semiconductors                                                                                $   229,763
                                                                                                                         -----------
                     Software -- 0.8%
     210,000         Akamai Technologies, Inc., 0.125%, 5/1/25 (144A)                                                    $   192,580
     125,000         Synchronoss Technologies, Inc., 0.75%, 8/15/19                                                          120,228
                                                                                                                         -----------
                     Total Software                                                                                      $   312,808
                                                                                                                         -----------
                     TOTAL CONVERTIBLE CORPORATE BONDS
                     (Cost $2,625,005)                                                                                   $ 2,383,151
                                                                                                                         -----------
                     CORPORATE BONDS -- 79.6% of Net Assets
                     Advertising -- 0.6%
     272,000         MDC Partners, Inc., 6.5%, 5/1/24 (144A)                                                             $   247,520
                                                                                                                         -----------
                     Total Advertising                                                                                   $   247,520
                                                                                                                         -----------
                     Aerospace & Defense -- 0.5%
     217,000         Kratos Defense & Security Solutions, Inc., 6.5%, 11/30/25 (144A)                                    $   220,798
                                                                                                                         -----------
                     Total Aerospace & Defense                                                                           $   220,798
                                                                                                                         -----------
                     Agriculture -- 0.1%
      22,000         Pyxus International, Inc., 8.5%, 4/15/21 (144A)                                                     $    21,725
                                                                                                                         -----------
                     Total Agriculture                                                                                   $    21,725
                                                                                                                         -----------
                     Auto Parts & Equipment -- 0.9%
     231,000         American Axle & Manufacturing, Inc., 6.25%, 3/15/26                                                 $   207,322
     208,000         Titan International, Inc., 6.5%, 11/30/23                                                               186,160
                                                                                                                         -----------
                     Total Auto Parts & Equipment                                                                        $   393,482
                                                                                                                         -----------
                     Banks -- 3.3%
     200,000(b)(c)   Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                                                $   192,384
     200,000(b)(c)   Credit Suisse Group AG, 7.125% (5 Year USD Swap Rate + 511 bps)                                         197,500
     220,000         Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                                                         188,650
     270,000         Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                                           230,850
     237,000         Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)                               213,300
     125,000(b)(c)   Royal Bank of Scotland Group Plc, 8.0% (5 Year USD Swap Rate + 572 bps)                                 124,688
     200,000(b)(c)   UBS Group Funding Switzerland AG, 7.125% (5 Year USD Swap Rate + 588 bps)                               202,826
                                                                                                                         -----------
                     Total Banks                                                                                         $ 1,350,198
                                                                                                                         -----------
                     Building Materials -- 1.0%
     235,000         American Woodmark Corp., 4.875%, 3/15/26 (144A)                                                     $   207,975
     133,000         Builders FirstSource, Inc., 5.625%, 9/1/24 (144A)                                                       123,357
     111,000         Standard Industries, Inc., 5.375%, 11/15/24 (144A)                                                      104,201
                                                                                                                         -----------
                     Total Building Materials                                                                            $   435,533
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

10

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                     Chemicals -- 3.8%
     100,000         CF Industries, Inc., 3.45%, 6/1/23                                                                  $    93,000
     287,000         Chemours Co., 7.0%, 5/15/25                                                                             289,152
     150,000         GCP Applied Technologies, Inc., 5.5%, 4/15/26 (144A)                                                    146,250
      60,000         Hexion, Inc., 6.625%, 4/15/20                                                                            47,850
      85,000         Ingevity Corp., 4.5%, 2/1/26 (144A)                                                                      76,925
     250,000         Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.0%, 4/15/25 (144A)                                 230,000
     151,000         NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                                                             136,278
      93,000         NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                                                83,700
      70,000         Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26 (144A)                                      63,805
     205,000         OCI NV, 6.625%, 4/15/23 (144A)                                                                          201,413
     225,000         Olin Corp., 5.0%, 2/1/30                                                                                197,156
                                                                                                                         -----------
                     Total Chemicals                                                                                     $ 1,565,529
                                                                                                                         -----------
                     Coal -- 0.3%
     118,000         SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/25 (144A)              $   111,805
                                                                                                                         -----------
                     Total Coal                                                                                          $   111,805
                                                                                                                         -----------
                     Commercial Services -- 4.2%
     200,000         Ashtead Capital, Inc., 4.125%, 8/15/25 (144A)                                                       $   183,000
     296,000         Brink's Co., 4.625%, 10/15/27 (144A)                                                                    269,360
     125,000         Cardtronics, Inc./Cardtronics USA, Inc., 5.5%, 5/1/25 (144A)                                            115,625
     128,000         Carriage Services, Inc., 6.625%, 6/1/26 (144A)                                                          125,440
      90,000         Garda World Security Corp., 8.75%, 5/15/25 (144A)                                                        81,900
     345,000         Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (144A)                         355,781
     130,000         StoneMor Partners LP/Cornerstone Family Services WV, 7.875%, 6/1/21                                     118,625
     190,000         Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                                                       155,087
      18,000         United Rentals North America, Inc., 4.625%, 10/15/25                                                     16,065
      18,000         United Rentals North America, Inc., 4.875%, 1/15/28                                                      15,795
     135,000         United Rentals North America, Inc., 5.75%, 11/15/24                                                     129,938
      55,000         United Rentals North America, Inc., 6.5%, 12/15/26                                                       54,175
     175,000         Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                                                            164,500
                                                                                                                         -----------
                     Total Commercial Services                                                                           $ 1,785,291
                                                                                                                         -----------
                     Computers -- 0.2%
     100,000         Western Digital Corp., 4.75%, 2/15/26                                                               $    86,750
                                                                                                                         -----------
                     Total Computers                                                                                     $    86,750
                                                                                                                         -----------
                     Distribution & Wholesale -- 0.4%
     150,000         Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                                                 $   142,500
      25,000         H&E Equipment Services, Inc., 5.625%, 9/1/25                                                             22,937
                                                                                                                         -----------
                     Total Distribution & Wholesale                                                                      $   165,437
                                                                                                                         -----------
                     Diversified Financial Services -- 2.4%
     285,000         Alliance Data Systems Corp., 5.875%, 11/1/21 (144A)                                                 $   284,601
     160,000         Avation Capital SA, 6.5%, 5/15/21 (144A)                                                                159,200
      22,000         Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/23 (144A)                                               21,450
     395,000         Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%, 7/1/21                                          385,125
     175,000         Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/22 (144A)                           172,375
                                                                                                                         -----------
                     Total Diversified Financial Services                                                                $ 1,022,751
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                     Electric -- 1.2%
      55,000         Calpine Corp., 5.25%, 6/1/26 (144A)                                                                 $    50,188
     177,000         Calpine Corp., 5.75%, 1/15/25                                                                           161,955
     137,000         Clearway Energy Operating LLC, 5.75%, 10/15/25 (144A)                                                   130,835
     174,000         NRG Energy, Inc., 6.625%, 1/15/27                                                                       175,305
       4,000         Talen Energy Supply LLC, 4.6%, 12/15/21                                                                   3,600
                                                                                                                         -----------
                     Total Electric                                                                                      $   521,883
                                                                                                                         -----------
                     Electrical Components & Equipment -- 0.2%
EUR  100,000         Belden, Inc., 3.875%, 3/15/28 (144A)                                                                $   104,531
                                                                                                                         -----------
                     Total Electrical Components & Equipment                                                             $   104,531
                                                                                                                         -----------
                     Electronics -- 0.3%
     125,000         Itron, Inc., 5.0%, 1/15/26 (144A)                                                                   $   114,375
                                                                                                                         -----------
                     Total Electronics                                                                                   $   114,375
                                                                                                                         -----------
                     Energy-Alternate Sources -- 0.4%
     180,000         TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)                                                $   167,850
                                                                                                                         -----------
                     Total Energy-Alternate Sources                                                                      $   167,850
                                                                                                                         -----------
                     Engineering & Construction -- 0.7%
      55,000         Engility Corp., 8.875%, 9/1/24                                                                      $    58,712
     210,000         MasTec, Inc., 4.875%, 3/15/23                                                                           203,700
                                                                                                                         -----------
                     Total Engineering & Construction                                                                    $   262,412
                                                                                                                         -----------
                     Entertainment -- 1.4%
      90,000         Eldorado Resorts, Inc., 6.0%, 4/1/25                                                                $    86,818
      63,000         Eldorado Resorts, Inc., 6.0%, 9/15/26 (144A)                                                             59,535
     148,000         Enterprise Development Authority, 12.0%, 7/15/24 (144A)                                                 134,680
     100,000         Scientific Games International, Inc., 5.0%, 10/15/25 (144A)                                              89,250
     218,000         Scientific Games International, Inc., 10.0%, 12/1/22                                                    221,270
                                                                                                                         -----------
                     Total Entertainment                                                                                 $   591,553
                                                                                                                         -----------
                     Environmental Control -- 1.7%
     271,000         Covanta Holding Corp., 6.0%, 1/1/27                                                                 $   242,545
     221,000         GFL Environmental, Inc., 5.375%, 3/1/23 (144A)                                                          193,375
     189,000         Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                                                            180,023
      70,000         Waste Pro USA, Inc., 5.5%, 2/15/26 (144A)                                                                64,400
                                                                                                                         -----------
                     Total Environmental Control                                                                         $   680,343
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                     Food -- 1.7%
     140,000         C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                                                   $   134,050
     200,000         Ingles Markets, Inc., 5.75%, 6/15/23                                                                    197,500
     211,000         JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 2/15/28 (144A)                                             205,725
      94,000         Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                                                            85,305
     110,000         Post Holdings, Inc., 5.625%, 1/15/28 (144A)                                                             101,200
                                                                                                                         -----------
                     Total Food                                                                                          $   723,780
                                                                                                                         -----------
                     Forest Products & Paper -- 0.5%
     209,000         Schweitzer-Mauduit International, Inc., 6.875%, 10/1/26 (144A)                                      $   196,460
                                                                                                                         -----------
                     Total Forest Products & Paper                                                                       $   196,460
                                                                                                                         -----------
                     Healthcare-Products -- 0.2%
     104,000         Agiliti Health, Inc., 7.625%, 8/15/20                                                               $   103,220
                                                                                                                         -----------
                     Total Healthcare-Products                                                                           $   103,220
                                                                                                                         -----------
                     Healthcare-Services -- 2.8%
      70,000         Centene Corp., 4.75%, 1/15/25                                                                       $    66,850
      63,000         Centene Corp., 5.375%, 6/1/26 (144A)                                                                     61,268
      50,000         CHS/Community Health Systems, Inc., 6.25%, 3/31/23                                                       45,440
     400,000         HCA, Inc., 5.25%, 6/15/26                                                                               397,000
     200,000         Molina Healthcare, Inc., 5.375%, 11/15/22                                                               193,000
     190,000         RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (144A)                                     191,900
     226,000         WellCare Health Plans, Inc., 5.25%, 4/1/25                                                              217,525
                                                                                                                         -----------
                     Total Healthcare-Services                                                                           $ 1,172,983
                                                                                                                         -----------
                     Home Builders -- 4.4%
     125,000         Beazer Homes USA, Inc., 5.875%, 10/15/27                                                            $    98,750
     385,000         Beazer Homes USA, Inc., 6.75%, 3/15/25                                                                  331,100
     190,000         KB Home, 7.5%, 9/15/22                                                                                  195,225
     175,000         Lennar Corp., 4.5%, 6/15/19                                                                             174,562
     385,000         Lennar Corp., 4.75%, 11/15/22                                                                           373,450
     125,000         Lennar Corp., 4.75%, 11/29/27                                                                           112,813
     130,000         Meritage Homes Corp., 5.125%, 6/6/27                                                                    110,500
     200,000         Meritage Homes Corp., 6.0%, 6/1/25                                                                      188,500
     145,000         Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875%, 4/15/23 (144A)             139,925
     110,000         TRI Pointe Group, Inc., 5.25%, 6/1/27                                                                    85,767
                                                                                                                         -----------
                     Total Home Builders                                                                                 $ 1,810,592
                                                                                                                         -----------
                     Home Furnishings -- 0.5%
     250,000         Tempur Sealy International, Inc., 5.5%, 6/15/26                                                     $   228,125
                                                                                                                         -----------
                     Total Home Furnishings                                                                              $   228,125
                                                                                                                         -----------
                     Internet -- 0.6%
     274,000         Netflix, Inc., 4.375%, 11/15/26                                                                     $   248,655
                                                                                                                         -----------
                     Total Internet                                                                                      $   248,655
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                     Iron & Steel -- 0.9%
      75,000         Commercial Metals Co., 5.375%, 7/15/27                                                              $    67,125
     250,000         Commercial Metals Co., 5.75%, 4/15/26 (144A)                                                            231,875
      92,000         United States Steel Corp., 6.25%, 3/15/26                                                                80,500
                                                                                                                         -----------
                     Total Iron & Steel                                                                                  $   379,500
                                                                                                                         -----------
                     Leisure Time -- 1.0%
     175,000         Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                                                $   185,010
      93,000         Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                                                             86,723
     150,000         VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                                                                  138,375
                                                                                                                         -----------
                     Total Leisure Time                                                                                  $   410,108
                                                                                                                         -----------
                     Lodging -- 0.2%
      95,000         Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125%, 12/1/24          $    94,287
                                                                                                                         -----------
                     Total Lodging                                                                                       $    94,287
                                                                                                                         -----------
                     Machinery-Diversified -- 0.5%
     197,000         Cloud Crane LLC, 10.125%, 8/1/24 (144A)                                                             $   202,417
                                                                                                                         -----------
                     Total Machinery-Diversified                                                                         $   202,417
                                                                                                                         -----------
                     Media -- 5.6%
     200,000         Altice Financing SA, 6.625%, 2/15/23 (144A)                                                         $   192,000
     200,000         Altice France SA, 8.125%, 2/1/27 (144A)                                                                 188,500
     515,000         CCO Holdings LLC/CCO Holdings Capital Corp., 5.5%, 5/1/26 (144A)                                        495,044
      50,000         CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/26 (144A)                                       49,000
     200,000         CSC Holdings LLC, 5.375%, 7/15/23 (144A)                                                                195,040
     200,000         CSC Holdings LLC, 5.375%, 2/1/28 (144A)                                                                 183,936
     110,000         Gray Television, Inc., 5.125%, 10/15/24 (144A)                                                          101,420
     133,000         Gray Television, Inc., 5.875%, 7/15/26 (144A)                                                           123,996
     139,000         Sinclair Television Group, Inc., 5.875%, 3/15/26 (144A)                                                 129,617
     135,000         Sirius XM Radio, Inc., 5.0%, 8/1/27 (144A)                                                              123,356
     171,000         Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                                           159,885
     375,000         Videotron, Ltd., 5.375%, 6/15/24 (144A)                                                                 371,250
                                                                                                                         -----------
                     Total Media                                                                                         $ 2,313,044
                                                                                                                         -----------
                     Metal Fabricate & Hardware -- 0.6%
     200,000         Novelis Corp., 5.875%, 9/30/26 (144A)                                                               $   177,000
      70,000         Park-Ohio Industries, Inc., 6.625%, 4/15/27                                                              66,500
                                                                                                                         -----------
                     Total Metal Fabricate & Hardware                                                                    $   243,500
                                                                                                                         -----------
                     Mining -- 0.7%
     125,000         Coeur Mining, Inc., 5.875%, 6/1/24                                                                  $   110,000
     112,000         Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                                                            110,600
      80,000         Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                                                            78,200
                                                                                                                         -----------
                     Total Mining                                                                                        $   298,800
                                                                                                                         -----------
                     Miscellaneous Manufacturers -- 1.2%
     300,000         Amsted Industries, Inc., 5.0%, 3/15/22 (144A)                                                       $   291,750
     222,000         EnPro Industries, Inc., 5.75%, 10/15/26 (144A)                                                          214,230
                                                                                                                         -----------
                     Total Miscellaneous Manufacturers                                                                   $   505,980
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                     Oil & Gas -- 9.9%
     100,000         Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875%, 12/15/24                            $    62,000
     123,000         Antero Resources Corp., 5.0%, 3/1/25                                                                    111,315
     375,000         Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.5%, 4/15/21                             313,125
     105,000         Chaparral Energy, Inc., 8.75%, 7/15/23 (144A)                                                            75,075
      44,000         Comstock Escrow Corp., 9.75%, 8/15/26 (144A)                                                             37,180
     148,000         Covey Park Energy LLC/Covey Park Finance Corp., 7.5%, 5/15/25 (144A)                                    127,280
     100,000         Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                                                       82,500
     213,000         Great Western Petroleum LLC/Great Western Finance Corp., 9.0%, 9/30/21 (144A)                           193,830
     170,000         Gulfport Energy Corp., 6.0%, 10/15/24                                                                   150,450
      15,000         Gulfport Energy Corp., 6.625%, 5/1/23                                                                    14,175
     103,000         Halcon Resources Corp., 6.75%, 2/15/25                                                                   75,190
     167,000         Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625%,
                     2/15/26 (144A)                                                                                          161,573
     135,000         Hilcorp Energy I LP/Hilcorp Finance Co., 5.75%, 10/1/25 (144A)                                          120,150
     192,000         Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                                                    165,120
      93,000         Jagged Peak Energy LLC, 5.875%, 5/1/26 (144A)                                                            86,490
     235,000         Marathon Petroleum Corp., 5.375%, 10/1/22 (144A)                                                        237,025
      50,000         MEG Energy Corp., 6.5%, 1/15/25 (144A)                                                                   50,750
     138,000         MEG Energy Corp., 7.0%, 3/31/24 (144A)                                                                  131,790
     219,000         Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                                                       203,123
      40,000         Newfield Exploration Co., 5.625%, 7/1/24                                                                 40,500
     246,000         Oasis Petroleum, Inc., 6.875%, 3/15/22                                                                  231,855
      30,000         Parsley Energy LLC/Parsley Finance Corp., 5.25%, 8/15/25 (144A)                                          27,150
     135,000         Parsley Energy LLC/Parsley Finance Corp., 5.375%, 1/15/25 (144A)                                        124,200
      20,000         Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/27 (144A)                                        18,175
      20,000         Parsley Energy LLC/Parsley Finance Corp., 6.25%, 6/1/24 (144A)                                           19,400
     115,000         PBF Holding Co., LLC/PBF Finance Corp., 7.0%, 11/15/23                                                  109,825
     110,000         Precision Drilling Corp., 7.125%, 1/15/26 (144A)                                                         94,600
     125,000         QEP Resources, Inc., 5.625%, 3/1/26                                                                     103,750
     149,000         Resolute Energy Corp., 8.5%, 5/1/20                                                                     146,765
     255,000         Sanchez Energy Corp., 6.125%, 1/15/23                                                                    45,900
     222,000         Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                                                    189,810
     175,000         SM Energy Co., 6.75%, 9/15/26                                                                           156,625
      21,000         SRC Energy, Inc., 6.25%, 12/1/25                                                                         17,430
     185,000         Transocean, Inc., 7.25%, 11/1/25 (144A)                                                                 161,413
      95,000         Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                                                          95,807
     120,000         WPX Energy, Inc., 5.25%, 9/15/24                                                                        108,600
                                                                                                                         -----------
                     Total Oil & Gas                                                                                     $ 4,089,946
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                     Oil & Gas Services -- 1.6%
     115,000         Archrock Partners LP/Archrock Partners Finance Corp., 6.0%, 4/1/21                                  $   110,400
     156,000         Archrock Partners LP/Archrock Partners Finance Corp., 6.0%, 10/1/22                                     146,640
      54,000         Calfrac Holdings LP, 8.5%, 6/15/26 (144A)                                                                38,340
      70,000         Exterran Energy Solutions LP/EES Finance Corp., 8.125%, 5/1/25                                           67,200
     207,000         FTS International, Inc., 6.25%, 5/1/22                                                                  183,195
      50,000         SESI LLC, 7.75%, 9/15/24                                                                                 39,750
      70,000         Weatherford International LLC, 9.875%, 3/1/25 (144A)                                                     42,525
                                                                                                                         -----------
                     Total Oil & Gas Services                                                                            $   628,050
                                                                                                                         -----------
                     Packaging & Containers -- 1.6%
     276,000         Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 6.0%, 2/15/25 (144A)                        $   254,781
     102,000         Ball Corp., 5.25%, 7/1/25                                                                               101,745
     254,000         Crown Cork & Seal Co., Inc., 7.375%, 12/15/26                                                           270,510
      65,000         Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)                                                         57,525
                                                                                                                         -----------
                     Total Packaging & Containers                                                                        $   684,561
                                                                                                                         -----------
                     Pharmaceuticals -- 3.5%
      80,000         Bausch Health Cos., Inc., 5.5%, 11/1/25 (144A)                                                      $    74,600
     840,000         Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)                                                        777,000
      80,000         BioScrip, Inc., 8.875%, 2/15/21                                                                          74,600
     130,000         Endo Finance LLC, 5.75%, 1/15/22 (144A)                                                                 108,225
     140,000         Endo Finance LLC/Endo Finco, Inc., 5.375%, 1/15/23 (144A)                                               106,400
     220,000         Horizon Pharma USA, Inc., 8.75%, 11/1/24 (144A)                                                         223,300
     100,000         Valeant Pharmaceuticals International, 8.5%, 1/31/27 (144A)                                              97,000
                                                                                                                         -----------
                     Total Pharmaceuticals                                                                               $ 1,461,125
                                                                                                                         -----------
                     Pipelines -- 5.5%
      57,000         American Midstream Partners LP/American Midstream Finance Corp., 9.5%, 12/15/21 (144A)              $    53,580
     110,000         Andeavor Logistics LP/Tesoro Logistics Finance Corp., 5.25%, 1/15/25                                    111,976
     185,000         Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (144A)                              178,525
      70,000         Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625%, 7/15/26 (144A)                                65,100
     280,000         Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25                                                   278,600
      30,000         DCP Midstream Operating LP, 3.875%, 3/15/23                                                              28,125
      49,000         DCP Midstream Operating LP, 4.95%, 4/1/22                                                                48,510
     200,000         DCP Midstream Operating LP, 5.375%, 7/15/25                                                             195,500
     165,000         Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25                               160,050
      65,000         Energy Transfer LP, 4.25%, 3/15/23                                                                       62,562
     170,000         Energy Transfer LP, 5.875%, 1/15/24                                                                     172,975
      40,000         EnLink Midstream Partners LP, 5.05%, 4/1/45                                                              31,251
     116,000         EnLink Midstream Partners LP, 5.6%, 4/1/44                                                               95,293
      90,000         Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/26                                           77,175
     138,000         Genesis Energy LP/Genesis Energy Finance Corp., 6.5%, 10/1/25                                           121,440
      70,000         Genesis Energy LP/Genesis Energy Finance Corp., 6.75%, 8/1/22                                            68,250
     135,000         PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 5/15/23                                           132,638
     125,000         Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/19                    123,906

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                     Pipelines -- (continued)
      75,000         Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.0%, 1/15/28                   $    67,875
     135,000         Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25%, 5/1/23                       132,300
      57,000         Williams Cos., Inc., 5.75%, 6/24/44                                                                      57,287
                                                                                                                         -----------
                     Total Pipelines                                                                                     $ 2,262,918
                                                                                                                         -----------
                     Real Estate -- 0.5%
     235,000         Kennedy-Wilson, Inc., 5.875%, 4/1/24                                                                $   219,725
                                                                                                                         -----------
                     Total Real Estate                                                                                   $   219,725
                                                                                                                         -----------
                     REIT -- 2.2%
     150,000         CyrusOne LP/CyrusOne Finance Corp., 5.0%, 3/15/24                                                   $   147,000
     155,000         Iron Mountain US Holdings, Inc., 5.375%, 6/1/26 (144A)                                                  141,050
     200,000         Iron Mountain, Inc., 5.75%, 8/15/24                                                                     190,000
     130,000         MPT Operating Partnership LP/MPT Finance Corp., 5.5%, 5/1/24                                            129,350
     310,000         Uniti Group LP/Uniti Group Finance, Inc. / CSL Capital LLC, 6.0%, 4/15/23 (144A)                        280,550
                                                                                                                         -----------
                     Total REIT                                                                                          $   887,950
                                                                                                                         -----------
                     Retail -- 1.1%
     250,000         Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 6/15/23                                              $   201,250
     147,000         Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                                                              141,120
      50,000         JC Penney Corp., Inc., 5.875%, 7/1/23 (144A)                                                             40,250
     115,000         PetSmart, Inc., 5.875%, 6/1/25 (144A)                                                                    83,088
                                                                                                                         -----------
                     Total Retail                                                                                        $   465,708
                                                                                                                         -----------
                     Software -- 0.9%
     155,000         First Data Corp., 5.0%, 1/15/24 (144A)                                                              $   149,187
     135,000         Open Text Corp., 5.875%, 6/1/26 (144A)                                                                  132,300
     134,000         Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                                                        104,520
                                                                                                                         -----------
                     Total Software                                                                                      $   386,007
                                                                                                                         -----------
                     Telecommunications -- 6.7%
     150,000         CenturyLink, Inc., 6.45%, 6/15/21                                                                   $   149,625
      90,000         CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                                                         81,900
     451,000         Frontier Communications Corp., 8.75%, 4/15/22                                                           285,257
      75,000         Frontier Communications Corp., 11.0%, 9/15/25                                                            46,684
      84,000         Hughes Satellite Systems Corp., 5.25%, 8/1/26                                                            76,965
     300,000         Level 3 Financing, Inc., 5.25%, 3/15/26                                                                 274,500
      55,000         Plantronics, Inc., 5.5%, 5/31/23 (144A)                                                                  51,150
     435,000         Sprint Corp., 7.125%, 6/15/24                                                                           430,798
     330,000         Sprint Corp., 7.25%, 9/15/21                                                                            337,755
     280,000         Sprint Corp., 7.625%, 2/15/25                                                                           280,000
      75,000         T-Mobile USA, Inc., 6.0%, 3/1/23                                                                         75,355
     155,000         T-Mobile USA, Inc., 6.0%, 4/15/24                                                                       155,000
     215,000         T-Mobile USA, Inc., 6.5%, 1/15/26                                                                       219,300
      10,000         Windstream Services LLC/Windstream Finance Corp., 8.625%, 10/31/25 (144A)                                 8,900
     395,000         Windstream Services LLC/Windstream Finance Corp., 10.5%, 6/30/24 (144A)                                 300,200
                                                                                                                         -----------
                     Total Telecommunications                                                                            $ 2,773,389
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

   Principal
      Amount
      USD ($)                                                                                                                  Value
                     Transportation -- 0.4%
     200,000         syncreon Group BV/syncreon Global Finance US, Inc., 8.625%, 11/1/21 (144A)                          $   170,000
                                                                                                                         -----------
                     Total Transportation                                                                                $   170,000
                                                                                                                         -----------
                     Trucking & Leasing -- 0.7%
      70,000         DAE Funding LLC, 4.5%, 8/1/22 (144A)                                                                $    67,200
     200,000         Fly Leasing, Ltd., 6.375%, 10/15/21                                                                     199,500
                                                                                                                         -----------
                     Total Trucking & Leasing                                                                            $   266,700
                                                                                                                         -----------
                     TOTAL CORPORATE BONDS
                     (Cost $35,556,434)                                                                                  $33,077,296
                                                                                                                         -----------
                     INSURANCE-LINKED SECURITIES -- 0.1% of Net Assets(i)
                     Reinsurance Sidecars -- 0.1%
                     Multiperil -- Worldwide -- 0.1%
      50,000+(d)     Lorenz Re 2017, Variable Rate Notes, 3/31/20                                                        $     7,255
      50,000+(d)     Lorenz Re 2018, Variable Rate Notes, 7/1/21                                                              35,520
                                                                                                                         -----------
                     Total Reinsurance Sidecars                                                                          $    42,775
                                                                                                                         -----------
                     TOTAL INSURANCE-LINKED SECURITIES
                     (Cost $61,756)                                                                                      $    42,775
                                                                                                                         -----------
                     SENIOR SECURED FLOATING RATE LOAN INTERESTS -- 2.4% of Net Assets*(e)
                     Buildings & Real Estate -- 0.3%
     129,543         Builders FirstSource, Inc., Refinancing Term Loan, 5.803% (LIBOR + 300 bps), 2/29/24                $   122,029
                                                                                                                         -----------
                     Total Buildings & Real Estate                                                                       $   122,029
                                                                                                                         -----------
                     Healthcare, Education & Childcare -- 0.5%
     202,488         Regionalcare Hospital Partners Holdings, Inc., First Lien Term B Loan, 7.129% (LIBOR +
                     450 bps), 11/16/25                                                                                  $   192,195
                                                                                                                         -----------
                     Total Healthcare, Education & Childcare                                                             $   192,195
                                                                                                                         -----------
                     Hotel, Gaming & Leisure -- 0.1%
      46,428         Golden Nugget, Inc. (aka Landry's, Inc.), Initial Term B Loan, 5.237% (LIBOR +
                     275 bps), 10/4/23                                                                                   $    44,845
                                                                                                                         -----------
                     Total Hotel, Gaming & Leisure                                                                       $    44,845
                                                                                                                         -----------
                     Media -- 0.1%
      37,624         Univision Communications, Inc., 2017 Replacement Repriced First Lien Term Loan,
                     5.272% (LIBOR + 275 bps), 3/15/24                                                                   $    34,200
                                                                                                                         -----------
                     Total Media                                                                                         $    34,200
                                                                                                                         -----------
                     Metals & Mining -- 0.3%
     129,350         Aleris International, Inc., Initial Term Loan, 7.245% (LIBOR + 475 bps), 2/27/23                    $   128,461
                                                                                                                         -----------
                     Total Metals & Mining                                                                               $   128,461
                                                                                                                         -----------
                     Oil & Gas -- 0.4%
     173,000         Encino Acquisition Partners Holdings LLC, Second Lien Initial Term Loan, 9.272%
                     (LIBOR + 675 bps), 10/29/25                                                                         $   165,215
                                                                                                                         -----------
                     Total Oil & Gas                                                                                     $   165,215
                                                                                                                         -----------
                     Personal, Food & Miscellaneous Services -- 0.4%
     245,665         Revlon Consumer Products Corp., Initial Term B Loan, 6.207% (LIBOR + 350 bps), 9/7/23               $   175,497
                                                                                                                         -----------
                     Total Personal, Food & Miscellaneous Services                                                       $   175,497
                                                                                                                         -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

   Principal
      Amount
      USD ($)                                                                                                                  Value
                     Retail -- 0.3%
     148,442         Neiman Marcus Group, Ltd. LLC, Other Term Loan, 5.63% (LIBOR + 325 bps), 10/25/20                   $   126,546
                                                                                                                         -----------
                     Total Retail                                                                                        $   126,546
                                                                                                                         -----------
                     Transportation -- 0.0%+
      27,969         DynCorp International, Inc., Term Loan B2, 8.47% (LIBOR + 600 bps), 7/7/20                          $    27,829
                                                                                                                         -----------
                     Total Transportation                                                                                $    27,829
                                                                                                                         -----------
                     TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                     (Cost $1,105,097)                                                                                   $ 1,016,817
                                                                                                                         -----------
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 5.1% of Net Assets
     900,000(f)      U.S. Treasury Bills, 1/8/19                                                                         $   899,663
     385,000(f)      U.S. Treasury Bills, 1/15/19                                                                            384,684
     855,000(f)      U.S. Treasury Bills, 1/22/19                                                                            853,907
                                                                                                                         -----------
                     TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                     (Cost $2,138,104)                                                                                   $ 2,138,254
                                                                                                                         -----------

      Shares
                     RIGHTS/WARRANTS -- 0.0%+ of Net Assets
                     Health Care Providers & Services -- 0.0%+
          80^(a)(g)  BioScrip, Inc., 6/30/25                                                                             $        91
          80^(a)(g)  BioScrip, Inc., 6/30/25                                                                                     108
                                                                                                                         -----------
                     Total Health Care Providers & Services                                                              $       199
                                                                                                                         -----------
                     TOTAL RIGHTS/WARRANTS
                     (Cost $--)                                                                                          $       199
                                                                                                                         -----------
                     TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 95.6%
                     (Cost $42,439,740)                                                                                  $39,739,221
                                                                                                                         -----------

                                                                                            Change
                                                                                            in Net
                                                                            Net             Unrealized
                                                             Dividend       Realized        Appreciation
      Shares                                                 Income         Gain (Loss)     (Depreciation)
                     AFFILIATED ISSUER -- 2.6%
                     CLOSED-END FUND -- 2.6% of Net Assets
     122,642         Pioneer ILS Interval Fund(h)            $67,968        $--             $(90,755)                    $ 1,060,849
                                                                                                                         -----------
                     TOTAL CLOSED-END FUND
                     (Cost $1,300,000)                                                                                   $ 1,060,849
                                                                                                                         -----------
                     TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 2.6%
                     (Cost $1,300,000)                                                                                   $ 1,060,849
                                                                                                                         -----------
                     OTHER ASSETS AND LIABILITIES -- 1.8%                                                                $   760,405
                                                                                                                         -----------
                     NET ASSETS -- 100.0%                                                                                $41,560,475
                                                                                                                         ===========

bps       Basis Points.

LIBOR     London Interbank Offered Rate.

REIT      Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2018, the value of these securities amounted to $18,143,734, or 43.7% of net assets.

+         Amount rounds to less than 0.1%.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(a)       Non-income producing security.

(b)       Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2018.

(d)       Rate to be determined.

(e) Floating rate note. Coupon rate, reference index and spread shown at December 31, 2018.

(f) Security issued with a zero coupon. Income is recognized through accretion of discount.

(g)       BioScrip, Inc. warrants are exercisable into 160 shares.

(h) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc. (the "Adviser").

(i)       Securities are restricted as to resale.


FUTURES CONTRACT

INDEX FUTURES CONTRACT

Number of
Contracts                            Expiration        Notional        Market            Unrealized
Short           Description          Date              Amount          Value           Appreciation
3               S&P 500 EMINI        3/15/19           $390,803        $375,788             $15,015
                                                       --------        --------             -------
TOTAL FUTURE CONTRACT                                  $390,803        $375,788             $15,015
                                                       ========        ========             =======

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- SELL PROTECTION

Notional                                                          Pay/       Annual     Expiration Premiums    Unrealized   Market
Amount ($)(1) Obligation Reference/Index                          Receive(2) Fixed Rate Date       Paid     (Depreciation)   Value
915,569       Markit CDX North America High Yield Index Series 27 Receive    5.00%      12/20/21   $64,658       $(30,726) $33,932
                                                                                                   -------       --------  -------

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION
Notional                                  Obligation              Pay/       Annual     Expiration Premiums     Unrealized   Market
Amount ($)(1) Counterparty                Reference/Index         Receive(2) Fixed Rate Date       (Received) Appreciation    Value
40,000        Goldman Sachs International Chesapeake Energy Corp. Receive    5.00%      6/20/22    $ (4,500)     $  2,144   $(2,356)
25,000        Goldman Sachs International Chesapeake Energy Corp. Receive    5.00%      6/20/22      (3,062)        1,589    (1,473)
40,000        Goldman Sachs International Chesapeake Energy Corp. Receive    5.00%      6/20/22      (4,900)        2,544    (2,356)
                                                                                                   --------      --------   -------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION                      $(12,462)     $  6,277   $(6,185)
                                                                                                   --------      --------   -------
TOTAL SWAP CONTRACTS                                                                               $ 52,196      $(24,449)  $27,747
                                                                                                   ========      ========   =======

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

EUR -- Euro

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2018, aggregated $20,724,785 and $29,374,527, respectively.

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the Portfolio's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2018, the Portfolio engaged in purchases of $459,833 and sales of $2,229,403 pursuant to these procedures, which resulted in a net realized gain/(loss) of $33,230.

At December 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $43,768,369 was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost       $   444,195
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value        (3,369,732)
                                                                                                                        -----------
   Net unrealized depreciation                                                                                          $(2,925,537)
                                                                                                                        ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2018, in valuing the Portfolio's investments.

                                                              Level 1         Level 2        Level 3         Total
Common Stocks                                                $425,985      $        --      $    --      $   425,985
Convertible Preferred Stocks
  Health Care Providers & Services                                 --               --        3,116            3,116
  All Other Convertible Preferred Stocks                      477,418               --           --          477,418
Preferred Stock                                                71,512               --           --           71,512
Collateralized Mortgage Obligations                                --          102,698           --          102,698
Convertible Corporate Bonds                                        --        2,383,151           --        2,383,151
Corporate Bonds                                                    --       33,077,296           --       33,077,296
Insurance-Linked Securities
  Reinsurance Sidecars
     Multiperil - Worldwide                                        --               --       42,775           42,775
Senior Secured Floating Rate Loan Interests                        --        1,016,817           --        1,016,817
U.S. Government and Agency Obligations                             --        2,138,254           --        2,138,254
Rights/Warrants
  Health Care Providers & Services                                 --               --          199              199
Closed-End Fund                                                    --        1,060,849           --        1,060,849
                                                             --------      -----------      -------      -----------
Total Investments in Securities                              $974,915      $39,779,065      $46,090      $40,800,070
                                                             ========      ===========      =======      ===========
Other Financial Instruments
Net unrealized appreciation on futures contracts             $ 15,015      $        --      $    --      $    15,015
Swap contracts, at value                                           --           27,747           --           27,747
                                                             --------      -----------      -------      -----------
Total Other Financial Instruments                            $ 15,015      $    27,747      $    --      $    42,762
                                                             ========      ===========      =======      ===========

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                           Convertible      Insurance-
                                                            Preferred         Linked
                                                             Stocks         Securities       Warrants        Total
Balance as of 12/31/17                                       $2,741         $ 45,940(a)        $130        $ 48,811
Realized gain (loss)(1)                                          --               --             --              --
Change in unrealized appreciation (depreciation)(2)             375          (14,921)            69         (14,477)
Accrued discounts/premiums                                       --               --             --              --
Purchases                                                        --           50,000             --          50,000
Sales                                                            --          (38,244)            --         (38,244)
Transfers in to Level 3*                                         --               --             --              --
Transfer out of Level 3*                                         --               --             --              --
                                                             ------         --------           ----        --------
Balance as of 12/31/18                                       $3,116         $ 42,775           $199        $ 46,090
                                                             ======         ========           ====        ========

(a) Securities were classified as Corporate Bonds on December 31, 2017 financial statements.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended December 31, 2018, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments
still held and considered Level 3 at December 31, 2018:                                         $(9,997)
                                                                                                =======

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/18
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $42,439,740)                  $ 39,739,221
   Investments in affiliated issuers, at value (cost $1,300,000)                        1,060,849
   Cash                                                                                    93,009
   Foreign currencies, at value (cost $2,251)                                               2,232
   Futures collateral                                                                      45,000
   Swaps collateral                                                                       127,166
   Variation margin for swaps contracts                                                       615
   Net unrealized appreciation on futures contracts                                        15,015
   Swap contracts, at value (net premiums paid $52,196)                                    27,747
   Receivables --
      Investment securities sold                                                              628
      Portfolio shares sold                                                                10,864
      Dividends                                                                             4,116
      Interest                                                                            571,214
   Other assets                                                                            24,045
                                                                                     ------------
         Total assets                                                                $ 41,721,721
                                                                                     ------------
LIABILITIES:
   Payables --
      Portfolio shares repurchased                                                   $     28,610
      Administrative expense                                                                5,798
      Trustees' fees                                                                           50
      Professional fees                                                                    48,946
      Printing expense                                                                     14,893
   Due to broker for futures                                                               15,015
   Due to broker for swaps                                                                 34,389
   Variation margin for futures contracts                                                   2,888
   Due to affiliates                                                                        3,643
   Accrued expenses                                                                         7,014
                                                                                     ------------
         Total liabilities                                                           $    161,246
                                                                                     ------------
NET ASSETS:
   Paid-in capital                                                                   $ 44,309,338
   Distributable earnings (loss)                                                      (2,748,863)
                                                                                     ------------
         Net assets                                                                  $ 41,560,475
                                                                                     ------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $33,475,737/3,809,896 shares)                                   $       8.79
                                                                                     ============
   Class II (based on $8,084,738/931,012 shares)                                     $       8.68
                                                                                     ============

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers                                                   $ 2,688,565
   Dividends from unaffiliated issuers (net of foreign taxes withheld of $82)                51,895
   Dividends from affiliated issuers                                                         67,968
                                                                                        -----------
         Total investment income                                                                          $ 2,808,428
                                                                                                          -----------
EXPENSES:
   Management fees                                                                      $   315,556
   Administrative expense                                                                    61,537
   Distribution fees
      Class II                                                                               24,497
   Custodian fees                                                                            12,594
   Professional fees                                                                         57,585
   Printing expense                                                                          35,284
   Pricing expense                                                                           26,535
   Trustees' fees                                                                             7,198
   Insurance expense                                                                            596
   Miscellaneous                                                                              2,992
                                                                                        -----------
      Total expenses                                                                                      $   544,374
                                                                                                          ------------
   Less fees waived and expenses reimbursed by the Adviser                                                    (20,658)
      Net expenses                                                                                            523,716
                                                                                                          ------------
         Net investment income                                                                            $ 2,284,712
                                                                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                               $   843,660
      Futures contracts                                                                      (7,729)
      Swap contracts                                                                         75,916
      Other assets and liabilities denominated in foreign currencies                            612       $   912,459
                                                                                        -----------       -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers                                               $(4,545,106)
      Investments in affiliated issuers                                                     (90,755)
      Futures contracts                                                                      19,140
      Swap contracts                                                                        (70,981)
      Other assets and liabilities denominated in foreign currencies                            (18)      $(4,687,720)
                                                                                        -----------       -----------
   Net realized and unrealized gain (loss) on investments                                                 $(3,775,261)
                                                                                                          ===========
   Net decrease in net assets resulting from operations                                                   $(1,490,549)
                                                                                                          ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            Year Ended               Year Ended
                                                                                             12/31/18                 12/31/17
FROM OPERATIONS:
Net investment income (loss)                                                               $  2,284,712             $  2,712,862
Net realized gain (loss) on investments                                                         912,459                1,533,298
Change in net unrealized appreciation (depreciation) on investments                          (4,687,720)                (150,074)
                                                                                           ------------             ------------
      Net increase (decrease) in net assets resulting from operations                      $ (1,490,549)            $  4,096,086
                                                                                           ------------             ------------
DISTRIBUTIONS TO SHAREOWNERS:
      Class I ($0.44 and $0.43 per share, respectively)                                    $ (1,821,530)            $ (2,199,112)*
      Class II ($0.41 and $0.41 per share, respectively)                                       (436,032)                (510,436)*
                                                                                           ------------             ------------
         Total distributions to shareowners                                                $ (2,257,562)            $ (2,709,548)
                                                                                           ------------             ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                          $  9,824,835             $ 14,332,000
Reinvestment of distributions                                                                 2,257,562                2,709,548
Cost of shares repurchased                                                                  (21,095,635)             (24,588,052)
                                                                                           ------------             ------------
      Net decrease in net assets resulting from Portfolio share transactions               $ (9,013,238)            $ (7,546,504)
                                                                                           ------------             ------------
      Net decrease in net assets                                                           $(12,761,349)            $ (6,159,966)
                                                                                           ------------             ------------
NET ASSETS:**
Beginning of year                                                                          $ 54,321,824             $ 60,481,790
                                                                                           ------------             ------------
End of year                                                                                $ 41,560,475             $ 54,321,824
                                                                                           ============             ============
* For the year ended December 31, 2017, distributions to shareowners were presented as net investment income.
** For the year ended December 31, 2017, undistributed net investment income was presented as follows: $278,976.

                                            Year Ended        Year Ended        Year Ended        Year Ended
                                             12/31/18          12/31/18          12/31/17          12/31/17
                                              Shares            Amount            Shares            Amount
CLASS I
Shares sold                                    729,186       $  6,785,891          594,385       $  5,646,390
Reinvestment of distributions                  196,476          1,821,530          231,404          2,199,112
Less shares repurchased                     (1,599,285)       (14,898,318)      (1,601,545)       (15,227,272)
                                            ----------       ------------       ----------       ------------
      Net decrease                            (673,623)      $ (6,290,897)        (775,756)      $ (7,381,770)
                                            ==========       ============       ==========       ============
CLASS II
Shares sold                                    327,125       $  3,038,944          920,664       $  8,685,610
Reinvestment of distributions                   47,607            436,032           54,233            510,436
Less shares repurchased                       (670,925)        (6,197,317)        (996,567)        (9,360,780)
                                            ----------       ------------       ----------       ------------
      Net decrease                            (296,193)      $ (2,722,341)         (21,670)      $   (164,734)
                                            ==========       ============       ==========       ============

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                                 12/31/18      12/31/17      12/31/16*      12/31/15*      12/31/14*
Class I
Net asset value, beginning of period                             $  9.53       $  9.31       $  8.55        $  9.65        $ 10.49
                                                                 -------       -------       -------        -------        -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $  0.44(a)    $  0.43(a)    $  0.46(a)     $  0.42(a)     $  0.45
   Net realized and unrealized gain (loss) on investments          (0.74)         0.22          0.74          (0.75)         (0.41)
                                                                 -------       -------       -------        -------        -------
      Net increase (decrease) from investment operations         $ (0.30)      $  0.65       $  1.20        $ (0.33)       $  0.04
                                                                 -------       -------       -------        -------        -------
Distributions to shareowners:
   Net investment income                                         $ (0.44)      $ (0.43)      $ (0.44)       $ (0.45)       $ (0.49)
   Net realized gain                                                  --            --            --          (0.32)         (0.39)
                                                                 -------       -------       -------        -------        -------
   Total distributions                                           $ (0.44)      $ (0.43)      $ (0.44)       $ (0.77)       $ (0.88)
                                                                 -------       -------       -------        -------        -------
      Net increase (decrease) in net asset value                 $ (0.74)      $  0.22       $  0.76        $ (1.10)       $ (0.84)
                                                                 -------       -------       -------        -------        -------
      Net asset value, end of period                             $  8.79       $  9.53       $  9.31        $  8.55        $  9.65
                                                                 =======       =======       =======        =======        =======
Total return (b)                                                   (3.30)%        7.14%        14.35%         (3.93)%(c)      0.09%
Ratio of net expenses to average net assets (d)                     1.03%         0.91%         0.92%          0.92%          0.86%
Ratio of net investment income (loss) to average net assets         4.76%         4.57%         5.24%          4.45%          4.39%
Portfolio turnover rate                                               45%           44%           57%            32%            51%
Net assets, end of period (in thousands)                         $33,476       $42,728       $48,953        $45,949        $56,519
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (d)                         1.07%         0.91%         0.92%          0.92%          0.86%
   Net investment income (loss) to average net assets               4.72%         4.57%         5.24%          4.45%          4.39%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.04)%.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                 (continued)
--------------------------------------------------------------------------------

                                                                Year Ended    Year Ended    Year Ended     Year Ended     Year Ended
                                                                 12/31/18      12/31/17      12/31/16*      12/31/15*      12/31/14*
Class II
Net asset value, beginning of period                             $ 9.45        $  9.23       $  8.49        $  9.59        $ 10.44
                                                                 ------        -------       -------        -------        -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $ 0.41(a)     $  0.41(a)    $  0.43(a)     $  0.39(a)     $  0.43
   Net realized and unrealized gain (loss) on investments         (0.77)          0.22          0.72          (0.75)         (0.43)
                                                                 ------        -------       -------        -------        -------
      Net increase (decrease) from investment operations         $(0.36)       $  0.63       $  1.15        $ (0.36)       $    --
                                                                 ------        -------       -------        -------        -------
Distributions to shareowners:
   Net investment income                                         $(0.41)       $ (0.41)      $ (0.41)       $ (0.42)       $ (0.46)
   Net realized gain                                                 --             --            --          (0.32)         (0.39)
                                                                 ------        -------       -------        -------        -------
   Total distributions                                           $(0.41)       $ (0.41)      $ (0.41)       $ (0.74)       $ (0.85)
                                                                 ------        -------       -------        -------        -------
      Net increase (decrease) in net asset value                 $(0.77)       $  0.22       $  0.74        $ (1.10)       $ (0.85)
                                                                 ------        -------       -------        -------        -------
      Net asset value, end of period                             $ 8.68        $  9.45       $  9.23        $  8.49        $  9.59
                                                                 ======        =======       =======        =======        =======
Total return (b)                                                  (3.94)%         6.89%(c)     13.89%         (4.23)%(d)     (0.29)%
Ratio of net expenses to average net assets (e)                    1.28%          1.16%         1.16%          1.18%          1.10%
Ratio of net investment income (loss) to average net assets        4.50%          4.31%         4.91%          4.17%          4.09%
Portfolio turnover rate                                              45%            44%           57%            32%            51%
Net assets, end of period (in thousands)                         $8,085        $11,594       $11,529        $10,629        $12,640
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (d)                        1.32%          1.16%         1.16%          1.18%          1.10%
   Net investment income (loss) to average net assets              4.45%          4.31%         4.91%          4.17%          4.09%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 6.83%.

(d) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (4.34)%.

(e)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer High Yield VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to maximize total return through a combination of income and capital appreciation.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end Interval funds that offer their shares at net asset value are valued at such fund's net asset value.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2018, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.01% of net assets. The value of these fair valued securities was $3,315.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

      debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At December 31, 2018, the Portfolio was permitted to carry forward indefinitely $156,892 of short-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

      During the year ended December 31, 2018, a capital loss carryforward of $973,583 was utilized to offset net realized gains by the Portfolio.

      The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                         2018           2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                 $2,257,562     $2,709,548
                                                      ----------     ----------
       Total                                          $2,257,562     $2,709,548
                                                      ==========     ==========

      The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                        2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                 $   333,584
      Capital loss carryforward                                        (156,892)
      Net unrealized depreciation                                    (2,925,555)
                                                                    -----------
       Total                                                        $(2,748,863)
                                                                    ===========

      The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps and futures and swap contracts, adjustments relating to catastrophe bonds and credit default swaps, and interest accruals on preferred stocks.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses (excluding transfer agent and distribution fees) and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of the adjusted net assets at the beginning of the day.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Portfolio faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

      The Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions, or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.    Insurance-Linked Securities ("ILS")

      The Portfolio invests in event-linked bonds and other ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest payments with respect to the security, upon the

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

      occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

      Additionally, the Portfolio may gain exposure to ILS by investing in a closed end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio's investment in Pioneer ILS Interval Fund at December 31, 2018 is listed in the Schedule of Investments.

H.    Futures Contracts

      The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the year ended December 31, 2018, was $(1,064,358). Open futures contracts outstanding at December 31, 2018 are listed in the Schedule of Investments.

I.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event or an underlying reference obligation, which may be a single security or a basket or index of

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

      As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended December 31, 2018 was $80,347. Open credit default swap contracts at December 31, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets up to $1 billion and 0.60% on assets over $1 billion. For the year ended December 31, 2018, the effective management fee was equivalent to 0.65% of the Portfolio's average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio's assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the fiscal year ended December 31, 2018, the Adviser waived $20,658 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are

32

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,367 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $276 in distribution fees payable to the Distributor at December 31, 2018.

5. Master Netting Agreements

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

                                                                              33

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of December 31, 2018.

---------------------------------------------------------------------------------------------------------------
                        Derivative
                          Assets
                        Subject to        Derivatives        Non-Cash                             Net Amount of
                      Master Netting       Available        Collateral      Cash Collateral        Derivative
Counterparty            Agreement         for Offset       Pledged (a)        Pledged (a)          Assets (b)
---------------------------------------------------------------------------------------------------------------
Goldman Sachs
  International           $6,277              $ --             $ --             $ --                 $6,277
---------------------------------------------------------------------------------------------------------------
  Total                   $6,277              $ --             $ --             $ --                 $6,277

---------------------------------------------------------------------------------------------------------------
                      Derivative
                      Liabilities
                      Subject to          Derivatives        Non-Cash                           Net Amount of
                    Master Netting         Available        Collateral      Cash Collateral      Derivative
Counterparty          Agreement           for Offset       Pledged (a)        Pledged (a)       Liabilities (c)
---------------------------------------------------------------------------------------------------------------
Goldman Sachs
  International           $ --                $ --             $ --             $ --                 $ --
---------------------------------------------------------------------------------------------------------------
  Total                   $ --                $ --             $ --             $ --                 $ --

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2018 was as follows:

---------------------------------------------------------------------------------------------------------------------------------
Statement of Assets                  Interest          Credit               Foreign                                    Commodity
and Liabilities                      Rate Risk          Risk          Exchange Rate Risk          Equity Risk             Risk
---------------------------------------------------------------------------------------------------------------------------------
Assets
Net unrealized appreciation
  on futures contracts                 $ --            $    --               $ --                   $15,015               $ --
  Swap contracts,
  at value                               --             27,747                 --                        --                 --
---------------------------------------------------------------------------------------------------------------------------------
  Total Value                          $ --            $27,747               $ --                   $15,015               $ --

34

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2018 was as follows:

---------------------------------------------------------------------------------------------------
Statement of                    Interest      Credit           Foreign                   Commodity
Operations                      Rate Risk      Risk      Exchange Rate Risk Equity Risk     Risk
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Futures contracts               $ --       $     --          $ --          $(7,729)       $ --
  Swap contracts                    --         75,916            --               --          --
---------------------------------------------------------------------------------------------------
  Total Value                     $ --       $ 75,916          $ --          $(7,729)       $ --
---------------------------------------------------------------------------------------------------
Change in net unrealized
appreciation (depreciation) on:
  Futures contracts               $ --       $     --          $ --          $19,140        $ --
  Swap contracts                    --        (70,981)           --               --          --
---------------------------------------------------------------------------------------------------
  Total Value                     $ --       $(70,981)         $ --          $19,140        $ --

                                                                              35

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer High Yield VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Yield VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended December 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Yield VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP


We have served as the Trust's auditor since 2017.

Boston, Massachusetts
February 14, 2019

36

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other portfolios in the Pioneer Family of Portfolios or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                                                                              37

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer High Yield VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2018 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2018, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

38

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Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted the resource commitment necessary to manage a high yield fund that invests more significantly in convertible securities than a traditional high yield fund. The Trustees considered that the expense ratio of the Portfolio's Class I shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer group. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Pioneer High Yield VCT Portfolio                PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers

The Portfolio's Trustees and Officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds") . The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (68)      Trustee since 2006. Serves until  Private investor (2004 - 2008 and 2013 - Director, Broadridge Financial
Chairman of the Board     a successor trustee is elected    present); Chairman (2008 - 2013) and     Solutions, Inc. (investor
and Trustee               or earlier retirement or removal. Chief Executive Officer (2008 - 2012),   communications and securities
                                                            Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)        Trustee since 2005. Serves until  Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                   a successor trustee is elected    Advisors (corporate advisory  services   Trust (publicly-traded mortgage
                          or earlier retirement or removal. company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                                                            present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and             fund) (2010 - 2017); Director
                                                            consulting company) (2010); Executive    of Oxford Analytica, Inc.
                                                            Vice President and Chief Financial       (2008 - 2015); and Director of
                                                            Officer, I-trax, Inc. (publicly traded   Enterprise Community
                                                            health care services  company) (2004 -   Investment, Inc. (privately-
                                                            2007); and Executive Vice President and  held affordable housing
                                                            Chief Financial Officer, Pedestal Inc.   finance company) (1985 - 2010)
                                                            (internet-based mortgage trading
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); and Executive, The World Bank
                                                            (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74) Trustee since 2008. Serves until  William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                   a successor trustee is elected    Political Economy, Harvard University    Funds Investment Trust and
                          or earlier retirement or removal. (1972 - present)                         Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (71) Trustee since 2000. Serves until  Founding Director, Vice-President and    None
Trustee                   a successor trustee is elected    Corporate Secretary, The Winthrop
                          or earlier retirement or removal. Group, Inc. (consulting firm) (1982 -
                                                            present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            2017); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)  Trustee since 2017. (Advisory     Chief Investment Officer, 1199 SEIU      None
Trustee                   Trustee from 2014 - 2017)         Funds (healthcare workers union pension
                          Serves until a successor trustee  funds) (2001 - present); Vice is elected or earlier retirement  President - International Investments
                          or removal.                       Group, American International Group,
                                                            Inc. (insurance company) (1993 - 2001);
                                                            Vice President - Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); and Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd. (investment
                                                            bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)  Trustee since 1995. Serves until  President and Chief Executive Officer,   Director of New America High
Trustee                   a successor trustee is elected    Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                          or earlier retirement or removal. banking firm) (1981 - present)           investment company) (2004 -
                                                                                                     present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)    Trustee since 2014. Serves until  Consultant (investment company services) None
Trustee                   a successor trustee is elected    (2012 - present); Executive Vice
                          or earlier retirement or removal. President, BNY Mellon (financial and investment company services) (1969 -
                                                            2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon Overseas
                                                            Investment Corp. (financial services)
                                                            (2009 - 2012); Director, Financial
                                                            Models (technology) (2005 - 2007);
                                                            Director, BNY Hamilton Funds, Ireland
                                                            (offshore investment companies) (2004 -
                                                            2007); Chairman/Director, A2B/BNY
                                                            Securities Services Ltd., Ireland
                                                            (financial services) (1999 - 2006); and
                                                            Chairman, BNY Alternative Investment
                                                            Services, Inc. (financial services)
                                                            (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INTERESTED TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (56)*       Trustee since 2017. Serves until  Director, CEO and President of Amundi    None
Trustee, President and    a successor trustee is elected    Pioneer Asset Management USA, Inc.
Chief Executive Officer   or earlier retirement or removal  (since September 2014); Director, CEO and President of Amundi Pioneer Asset
                                                            Management, Inc. (since September 2014);
                                                            Director, CEO and President of Amundi
                                                            Pioneer Distributor, Inc. (since
                                                            September 2014); Director, CEO and
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Chair, Amundi
                                                            Pioneer Asset Management USA, Inc.,
                                                            Amundi Pioneer Distributor, Inc. and
                                                            Amundi Pioneer Institutional Asset
                                                            Management, Inc. (September 2014 -
                                                            2018); Managing Director, Morgan
                                                            Stanley Investment Management (2010 -
                                                            2013); and Director of Institutional
                                                            Business, CEO of International, Eaton
                                                            Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*   Trustee since 2014. Serves until  Director and Executive Vice President    None
Trustee                   a successor trustee is elected    (since 2008) and Chief Investment
                          or earlier retirement or removal  Officer, U.S. (since 2010) of Amundi
                                                            Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); and Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.



TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J.            Since 2003. Serves at the         Vice President and Associate General     None
Kelley (54)               discretion of the Board           Counsel of Amundi Pioneer since
Secretary and Chief                                         January 2008; Secretary and Chief Legal
Legal Officer                                               Officer of all of the Pioneer Funds
                                                            since June 2010; Assistant Secretary of
                                                            all of the Pioneer Funds from September
                                                            2003 to May 2010; and Vice President
                                                            and Senior Counsel of Amundi Pioneer
                                                            from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)    Since 2010. Serves at the         Fund Governance Director of Amundi       None
Assistant Secretary       discretion of the Board           Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer High Yield VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Thomas Reyes (56)         Since 2010. Serves at the         Senior Counsel of Amundi Pioneer since   None
Assistant Secretary       discretion of the Board           May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010; and
                                                            Counsel of Amundi Pioneer from June 2007
                                                            to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)      Since 2008. Serves at the         Vice President - Fund Treasury of        None
Treasurer and Chief       discretion of the Board           Amundi Pioneer; Treasurer of all of the
Financial and                                               Pioneer Funds since March 2008; Deputy
Accounting Officer                                          Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)     Since 2000. Serves at the         Director - Fund Treasury of Amundi       None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)        Since 2002. Serves at the         Senior Manager - Fund Treasury of Amundi None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)     Since 2009. Serves at the         Senior Manager - Fund Treasury of        None
Assistant Treasurer       discretion of the Board           Amundi Pioneer since November 2008;
                                                            Assistant Treasurer of all of the
                                                            Pioneer Funds since January 2009; and
                                                            Client Service Manager - Institutional
                                                            Investor Services at State Street Bank
                                                            from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)          Since 2018. Serves at the         Managing Director, Chief Compliance      None
Chief Compliance Officer  discretion of the Board           Officer of Amundi Pioneer Asset
                                                            Management; Amundi Pioneer Institutional
                                                            Asset Management, Inc.; and the Pioneer
                                                            Funds since September 2018; and Chief
                                                            Compliance Officer of Amundi Pioneer
                                                            Distributor, Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)      Since 2006. Serves at the         Vice President of Amundi Pioneer Asset   None
Anti-Money Laundering     discretion of the Board           Management and Anti-Money Laundering
Officer                                                     Officer of all the Pioneer Funds
                                                            since 2006
------------------------------------------------------------------------------------------------------------------------------------

                          This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   18662-13-0219

                                                         [LOGO]   Amundi Pioneer
                                                                  ==============
                                                                ASSET MANAGEMENT

                                                PIONEER VARIABLE CONTRACTS TRUST

                 Pioneer Strategic Income VCT Portfolio -- Class I and II Shares

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Portfolio's shareholder reports like this one by mail, unless you specifically request paper copies of the reports from the insurance company that offers your variable annuity or variable life insurance contract or from your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds available under your contract with the insurance company.

                                                                   ANNUAL REPORT

                                                               December 31, 2018

Please refer to your contract prospectus to determine the applicable share class offered under your contract.

                                                PIONEER VARIABLE CONTRACTS TRUST

Table of Contents
--------------------------------------------------------------------------------
Pioneer Strategic Income VCT Portfolio

  Portfolio and Performance Update                                            2

  Comparing Ongoing Portfolio Expenses                                        3

  Portfolio Management Discussion                                             4

  Schedule of Investments                                                     9

  Financial Statements                                                       33

  Notes to Financial Statements                                              38

  Report of Independent Registered Public Accounting Firm                    48

  Additional Information                                                     49

  Approval of Investment Management Agreement                                50

  Trustees, Officers and Service Providers                                   53

This report is authorized for distribution only when preceded or accompanied by a prospectus for the Portfolio being offered.

Pioneer Variable Contracts Trust files a complete schedule of investments for the Portfolio with the Securities and Exchange Commission for the first and the third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO UPDATE 12/31/18
--------------------------------------------------------------------------------

Portfolio Diversification
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government and Agency Obligations                                    34.1%
Corporate Bonds                                                           31.6%
Collateralized Mortgage Obligations                                       18.6%
Senior Secured Floating Rate Loan Interests                                4.9%
Asset Backed Securities                                                    3.6%
Foreign Government Bonds                                                   2.5%
Affiliated Closed-End Fund(p)                                              1.9%
Municipal Bonds                                                            1.7%
Convertible Preferred Stocks                                               0.5%
Convertible Corporate Bonds                                                0.4%
Insurance-Linked Securities                                                0.1%
Over The Counter (OTC) Currency Put Options Purchased                      0.1%
Common Stocks                                                              0.0%+
Over The Counter (OTC) Call Options Purchased                              0.0%

+     Amount rounds to less than 0.1%.

5 Largest Holdings
(As a percentage of total investments)*

1.  U.S. Treasury Notes,
    2.5%, 6/30/20                                                          2.42%
--------------------------------------------------------------------------------
2.  Pioneer ILS Interval Fund(p)                                           1.94
--------------------------------------------------------------------------------
3.  U.S. Treasury Inflation Indexed
    Bonds, 0.75%, 2/15/45                                                  1.67
--------------------------------------------------------------------------------
4.  U.S. Treasury Notes,
    2.5%, 5/31/20                                                          1.55
--------------------------------------------------------------------------------
5.  U.S. Treasury Notes,
    1.625%, 6/30/20                                                        1.48
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

(p) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc. (the "Adviser").

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/18
--------------------------------------------------------------------------------

Prices and Distributions

Net Asset Value per Share                     12/31/18          12/31/17
   Class I                                     $9.71             $10.28
   Class II                                    $9.70             $10.26

                              Net
Distributions per Share       Investment     Short-Term        Long-Term         Tax Return
(1/1/18 - 12/31/18)           Income         Capital Gains     Capital Gains     of Capital
   Class I                    $0.2829        $0.0173           $0.0484           $0.0391
   Class II                   $0.2576        $0.0173           $0.0484           $0.0391

--------------------------------------------------------------------------------
Performance of a $10,000 Investment

The following chart shows the change in value of an investment made in Class I and Class II shares of Pioneer Strategic Income VCT Portfolio at net asset value during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

           Pioneer                Pioneer
           Strategic              Strategic
           Income VCT             Income VCT             Bloomberg Barclays U.S.
           Portfolio Class I      Portfolio Class II     Universal Index
12/08      $10,000                $10,000                $10,000
12/09      $12,974                $12,935                $10,860
12/10      $14,480                $14,406                $11,638
12/11      $14,754                $14,631                $12,500
12/12      $16,440                $16,266                $13,191
12/13      $16,633                $16,417                $13,014
12/14      $17,480                $17,211                $13,737
12/15      $17,347                $17,037                $13,796
12/16      $18,662                $18,285                $14,336
12/17      $19,595                $19,152                $14,922
12/18      $19,247                $18,782                $14,884

The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the US High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2018)

------------------------------------------------------------------
                                                     Bloomberg
                                                   Barclays U.S.
                       Class I      Class II      Universal Index
------------------------------------------------------------------
10 Years                6.77%        6.51%              4.06%
5 Years                 2.96%        2.73%              2.72%
1 Year                 -1.78%       -1.93%             -0.25%

All total returns shown assume reinvestment of distributions at net asset value.

Call 800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
COMPARING ONGOING PORTFOLIO EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Portfolio, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds offered through your variable annuity contract. The example is based on an investment of $1,000 at the beginning of the Portfolio's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on actual returns from July 1, 2018 through December 31, 2018.

      Share Class                                       I                 II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/18             $1,000.00         $1,000.00
      Ending Account Value on 12/31/18              $1,001.94         $1,001.74
      Expenses Paid During Period*                  $    3.78         $    5.05

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75% and 1.00%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Portfolio and other variable annuities. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other variable annuities.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different variable annuities. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income VCT Portfolio

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2018 through December 31, 2018.

      Share Class                                       I                 II
      --------------------------------------------------------------------------
      Beginning Account Value on 7/1/18             $1,000.00         $1,000.00
      Ending Account Value on 12/31/18              $1,021.42         $1,020.16
      Expenses Paid During Period*                  $    3.82         $    5.09

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.75% and 1.00%, for Class I and Class II shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18
--------------------------------------------------------------------------------

Call 1-800-688-9915 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges. These expenses would reduce the overall returns shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers performance would be lower. Waivers may not be in effect for all portfolios. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

In the following interview, Jonathan Scott and Andrew Feltus discuss the factors that affected the performance of Pioneer Strategic Income VCT Portfolio during the 12-month period ended December 31, 2018. Mr. Scott, a Vice President and portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, and Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Portfolio.

Q: How did the Portfolio perform during the 12 months ended December 31, 2018?

A: Pioneer Strategic Income VCT Portfolio's Class I shares returned -1.78% at net asset value during the 12-month period ended December 31, 2018, and Class II shares returned -1.93%, while the Portfolio's benchmark, the Bloomberg Barclays U.S. Universal Index, returned -0.25%.

Q: How would you describe the investment environment in the fixed-income markets during the 12-month period ended December 31, 2018?

A. For much of the first nine months of 2018, prices of fixed-income securities broadly declined as interest rates moved higher. The short end of the Treasury yield curve rose as investors positioned their portfolios in anticipation of the U.S. Federal Reserve's (the Fed) continued normalization of the federal funds rate, its benchmark overnight lending rate. (During the 12-month period, the Fed raised the federal funds rate four times, in March, June, September, and December.)

      Farther out on the Treasury curve, yield increases were driven in part by rising inflation expectations against a backdrop of strengthening commodity prices and arguably full U.S. employment. Credit-market sentiment was boosted by a positive fundamental backdrop, featuring solid economic growth and strong corporate profits. Investor optimism was further heightened by lower tax rates and the accelerated expensing of capital investment by corporations, two key provisions of the sweeping U.S. tax legislation passed at the end of 2017. The Trump administration's escalating rhetoric about U.S. trade deals, and measures implemented, including tariffs on steel and aluminum as well as on a range of products from China, clouded the outlook to some degree, leading to bouts of market volatility.

      The fourth quarter of 2018 witnessed a strong move downward in the returns of most so-called "risk" assets. Investors' appetite for risk declined from the outset of the quarter in October, as concerns about the outlook for the Fed's continued tightening of monetary policy, the escalating U.S./China trade dispute, and mounting evidence of slowing economic growth overseas dampened enthusiasm. In early October, the equity markets began a downward spiral that would persist essentially through year-end. The price of oil, too, slid significantly at that time due to an unfavorable supply/demand

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      outlook. Nonetheless, the Fed met market expectations and raised short-term rates by a quarter-point in December, moving its federal funds target into the 2.25% to 2.50% range, while signaling the likelihood of two additional rate hikes in 2019. Volatility in the "risk-asset" markets spiked on fears that the Fed would raise rates by too much, given the uncertain outlook for global economic growth. The 10-year Treasury yield declined from 3.05% to 2.69% over the fourth quarter, driven by a global flight-to-safety trade.

      While the latter stages of 2018 saw yields back off their earlier peaks, the Treasury curve finished the 12-month period higher along its length, while also flattening, as yield increases were most significant on the short end given Fed's multiple rate hikes over the year.

      For the 12-month period, the investment-grade corporate market, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a return of -2.51%, while the high-yield market was also in negative territory for the year, returning -2.26%, according to the ICE Bank of America Merrill Lynch U.S. High Yield Index. Returns for Treasuries and securitized assets such as residential mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), and asset-backed securities
      (ABS), were marginally positive for the 12 months. Meanwhile, the Portfolio's benchmark, the Bloomberg Barclays U.S. Universal Index (the Bloomberg Barclays Index), returned -0.25% for the 12-month period.

Q: What factors influenced the Portfolio's benchmark-relative performance during the 12-month period ended December 31, 2018?

A: Asset allocation decisions, in aggregate, detracted from the Portfolio's benchmark-relative performance during the 12-month period. In particular, a lack of exposure to Treasuries during the flight-to-safety we witnessed in late 2018 weighed on benchmark-relative returns. That negative was partially offset by our preference for non-benchmark securitized assets (ABS, MBS, CMBS) within spread sectors, as those securities were rewarded for their generally high-quality profile. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) An overweight to high-yield corporate bonds also detracted modestly from benchmark-relative returns. In addition, a Portfolio position in Treasury Inflation-Protected Securities (TIPS) was a notable detractor from relative performance, as the segment underperformed in the fourth quarter on declining inflation expectations.

      The Portfolio's currency allocations also had a negative effect on benchmark-relative performance. In broad terms, any non-U.S. dollar (USD) exposure was a negative for investors during the period, as the USD was the top-performing currency over the 12 months. In addition, a trade designed to

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18                             (continued)
--------------------------------------------------------------------------------

      benefit from any strengthening in the Swedish krona relative to the euro constrained the Portfolio's performance. We had anticipated that the Swedish central bank might be poised to raise rates, given emerging signs of inflation in that economy. However, the Riksbank held off on any rate increases during the period. We believe our thesis still holds, however, and have maintained the position. A short stance with respect to duration in Germany also detracted from the Portfolio's benchmark-relative returns, as the 10-year German bund yield declined on a flight-to-quality trade in the wake of political uncertainty in Italy.

      Security selection was essentially a neutral factor in the Portfolio's benchmark-relative performance. Among individual holdings, standout performers for the Portfolio during the period included the euro-denominated high-yield bonds of Valeant Pharmaceuticals, and the high-yield bonds of C&S Group, a wholesale grocery distributor in the U.S. The primary individual detractors from performance held in the Portfolio were Argentinian bonds denominated in the USD.

      On the positive side, the Portfolio's positioning with respect to interest rates was the leading contributor to performance relative to the Bloomberg Barclays Index over the 12-month period. In particular, the Portfolio was underweight the two- to five-year maturity range along the yield curve, where prices were negatively affected by the Fed's rate increases. In addition, the Portfolio's short-duration stance versus the Bloomberg Barclays Index was a positive contributor to relative returns as interest rates rose. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) We gradually added back duration as Treasury yields rose, and the Portfolio had an essentially neutral-duration stance relative to the benchmark by the fourth quarter of 2018.

      An out-of-benchmark allocation to floating-rate bank loans was another positive contributor to the Portfolio's benchmark-relative returns during the period. Bank loans provided positive returns for the 12-month period, and outperformed both investment-grade and high-yield corporate bonds, despite not being exempted from the fourth quarter's rout in the credit-sensitive markets. A position in insurance-linked securities (ILS), which are sponsored by insurance companies looking to transfer some of the risk of having to pay out claims following a natural disaster, also contributed positively to the Portfolio's performance. We view modest exposure to ILS as potentially offering the Portfolio a valuable source of diversification* and incremental income. Finally, exposure to municipal bonds helped relative returns, as the tax-free market ended with a positive return for the 12-month period.

*     Diversification does not assure a profit nor protect against loss.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Q: Did the Portfolio have any investments in derivative securities during the 12-month period ended December 31, 2018? If so, did the derivatives have any material impact on performance?

A: Yes, we invested the Portfolio in three types of derivatives: credit-default swaps (CDS), forward foreign currency transactions (currency forwards and options), and Treasury futures. The CDS, in which we invested to hedge the Portfolio's exposure to high-yield debt, hurt relative performance, as did the currency forwards, which we utilized as an attempt to hedge the Portfolio against the risks of fluctuations in currency prices. Investments in the Treasury futures, as part of our strategy to maintain a shorter-than-benchmark duration in the U.S., had a positive impact on the Portfolio's results.

Q: What factors affected the Portfolio's yield during the 12-month period ended December 31, 2018?

A: The Portfolio's yield increased during the period as the interest rates rose along the yield curve.

Q: What is your investment outlook and your views on the various asset classes within fixed income heading into the Portfolio's new fiscal year?

A: Entering 2019, the market appears to be pricing in a degree of economic weakness that could put the Fed's monetary tightening on hold. That scenario would be positive for the emerging markets, which would then be under less pressure to defend their currencies with rate increases. Many emerging markets economies are also benefiting from lower energy costs following the steep decline in crude oil prices during the fourth quarter of 2018.

      Floating-rate bank loans struggled in late 2018 as investors sought to trim credit-market exposure and viewed the loan asset class as less likely to benefit from future Fed rate increases. Loan fundamentals and valuations appear attractive to us overall, however, and we believe the asset class offers potential upside if market expectations with respect to the economy and Fed policy turn out to be overly pessimistic. In a similar vein, the Portfolio continues to hold a position in long-duration TIPS, which are designed to help provide protection should inflation exceed expectations.

      We view non-benchmark allocations to structured securities such as nonagency MBS, ABS, and CMBS, as more attractive than investment-grade corporates at this stage in the cycle. Those market segments can potentially provide incremental income and organic deleveraging as tranches are paid down. We also view the technical backdrop as favorable relative to the agency MBS market, from which the Fed continues to withdraw support through the reduction of its balance sheet.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/18                             (continued)
--------------------------------------------------------------------------------

A Word About Risk:

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Portfolio will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Portfolio will generally rise.

Investments in the Portfolio are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. government sponsored entities (i.e., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

      For much of 2018, we gradually lowered the Portfolio's risk profile due to valuation concerns as credit spreads narrowed. Following the severe "risk-off" trade we witnessed late in the year, we viewed spreads as being at roughly fair value and began to selectively add back credit exposure in the form of both investment-grade and high-yield corporate bonds. As noted earlier, the Portfolio currently maintains a more neutral-duration stance versus the Bloomberg Barclays Index, as the Fed may be closer to the end of its tightening cycle, particularly in light of the potential negative effects of lower global economic growth rates and tariffs on U.S. gross domestic product growth. The Portfolio continues to hold a short position in the German Bobl/Bund, based upon its extreme valuation and negative real (inflation-adjusted) yield.

Please refer to the Schedule of Investments on pages 9 to 32 for a full listing of Portfolio securities.

Past performance is no guarantee of future results.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Portfolio's historical or future performance are statements of opinion as of the date of this report.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18
--------------------------------------------------------------------------------

          Shares                                                                                                              Value
                         UNAFFILIATED ISSUERS -- 99.0%
                         COMMON STOCKS -- 0.0%+ of Net Assets
                         Household Durables -- 0.0%+
          15,463(a)      Desarrolladora Homex SAB de CV                                                                 $       117
                                                                                                                        -----------
                         Total Household Durables                                                                       $       117
                                                                                                                        -----------
                         Paper & Forest Products -- 0.0%+
           1,032         Emerald Plantation Holdings, Ltd.                                                              $        57
                                                                                                                        -----------
                         Total Paper & Forest Products                                                                  $        57
                                                                                                                        -----------
                         TOTAL COMMON STOCKS
                         (Cost $5,517)                                                                                  $       174
                                                                                                                        -----------
                         CONVERTIBLE PREFERRED STOCKS -- 0.6% of Net Assets
                         Banks -- 0.6%
              98(b)      Bank of America Corp., 7.25%                                                                   $   122,745
              94(b)      Wells Fargo & Co., 7.5%                                                                            118,625
                                                                                                                        -----------
                         Total Banks                                                                                    $   241,370
                                                                                                                        -----------
                         TOTAL CONVERTIBLE PREFERRED STOCKS
                         (Cost $214,350)                                                                                $   241,370
                                                                                                                        -----------

Principal
 Amount
 USD ($)
                         ASSET BACKED SECURITIES -- 3.6% of Net Assets
          28,594(c)      Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB6, Class A3, 3.791%,
                         7/25/35                                                                                        $    28,426
          32,497(c)      Equifirst Mortgage Loan Trust, Series 2003-1, Class IF1, 4.01%, 12/25/32                            32,725
          29,925         Hardee's Funding LLC, Series 2018-1A, Class A2II, 4.959%, 6/20/48 (144A)                            30,477
          43,129         Icon Brand Holdings LLC, Series 2013-1A, Class A2, 4.352%, 1/25/43 (144A)                           24,427
         100,000         Kabbage Asset Securitization LLC, Series 2017-1, Class A, 4.571%, 3/15/22 (144A)                   100,668
          37,917         Oxford Finance Funding LLC, Series 2016-1A, Class A, 3.968%, 6/17/24 (144A)                         38,034
         100,000         Progress Residential Trust, Series 2018-SFR2, Class A, 3.712%, 8/17/35 (144A)                      100,188
         100,000         Progress Residential Trust, Series 2018-SFR3, Class F, 5.368%, 10/17/35 (144A)                     101,047
          34,917(c)      RCO Mortgage LLC, Series 2017-1, Class A1, 3.375%, 8/25/22 (144A)                                   34,712
          60,000         Santander Drive Auto Receivables Trust, Series 2018-4, Class C, 3.56%, 7/15/24                      60,454
          98,167         STORE Master Funding I LLC, Series 2015-1A, Class A1, 3.75%, 4/20/45 (144A)                         97,085
          60,000(d)      Towd Point Mortgage Trust, Series 2015-5, Class M1, 3.5%, 5/25/55 (144A)                            59,427
         130,000(d)      Towd Point Mortgage Trust, Series 2017-2, Class M1, 3.75%, 4/25/57 (144A)                          128,478
          80,000(d)      Towd Point Mortgage Trust, Series 2017-3, Class M2, 3.75%, 7/25/57 (144A)                           77,222
          85,000(d)      Towd Point Mortgage Trust, Series 2017-4, Class A2, 3.0%, 6/25/57 (144A)                            79,730
         110,000(d)      Towd Point Mortgage Trust, Series 2017-6, Class A2, 3.0%, 10/25/57 (144A)                          101,954
         155,000(d)      Towd Point Mortgage Trust, Series 2017-6, Class M1, 3.25%, 10/25/57 (144A)                         141,156
         130,000(d)      Towd Point Mortgage Trust, Series 2018-3, Class A2, 3.875%, 5/25/58 (144A)                         127,481
          76,820(d)      Towd Point Mortgage Trust, Series 2018-4, Class A1, 3.0%, 6/25/58 (144A)                            74,685
          61,334         Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%, 12/20/30 (144A)                               61,368
          60,000         Westlake Automobile Receivables Trust, Series 2018-3A, Class C, 3.61%, 10/16/23 (144A)              60,033
                                                                                                                        -----------
                         TOTAL ASSET BACKED SECURITIES
                         (Cost $1,596,739)                                                                              $ 1,559,777
                                                                                                                        -----------
                         COLLATERALIZED MORTGAGE OBLIGATIONS -- 18.8% of Net Assets
          50,074(d)      Agate Bay Mortgage Trust, Series 2013-1, Class A1, 3.5%, 7/25/43 (144A)                        $    49,337
          85,000(d)      Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class B1, 4.0%, 5/28/69 (144A)          85,291
          40,000(d)      Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class B1, 4.0%, 6/28/57 (144A)         40,119

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

Principal
 Amount
 USD ($)                                                                                                                      Value
                         COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
          25,000(d)      Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class B2, 4.5%, 6/28/57 (144A)    $    25,725
          40,000         Benchmark Mortgage Trust, Series 2018-B5, Class A3, 3.944%, 7/15/51                                 40,782
         125,000         Benchmark Mortgage Trust, Series 2018-B6, Class A3, 3.995%, 10/10/51                               128,315
         100,000(d)      CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class E, 5.488%, 4/10/29 (144A)                100,975
          30,000         CD Mortgage Trust, Series 2018-CD7, Class A3, 4.013%, 8/15/51                                       30,711
          40,000         CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A2, 3.597%, 1/10/48                          39,897
          50,000(d)      CIM Trust, Series 2017-7, Class M2, 4.0%, 4/25/57 (144A)                                            51,033
          46,735(d)      CIM Trust, Series 2018-J1, Class A10, 3.5%, 3/25/48 (144A)                                          46,207
          50,000         Citigroup Commercial Mortgage Trust, Series 2018-B2, Class A3, 3.744%, 3/10/51                      50,006
          20,918(d)      Citigroup Mortgage Loan Trust, Series 2013-J1, Class B4, 3.538%, 10/25/43 (144A)                    20,124
         103,586(d)      Citigroup Mortgage Loan Trust, Series 2018-RP2, Class A1, 3.5%, 2/25/58 (144A)                     103,855
          60,000(d)      Citigroup Mortgage Loan Trust, Series 2018-RP3, Class M1, 3.25%, 3/25/61 (144A)                     56,456
         100,000         COMM Mortgage Trust, Series 2012-CR2, Class AM, 3.791%, 8/15/45                                    101,755
          25,000         COMM Mortgage Trust, Series 2012-CR4, Class AM, 3.251%, 10/15/45                                    24,617
         100,000(d)      COMM Mortgage Trust, Series 2013-CR11, Class C, 5.166%, 8/10/50 (144A)                             102,416
         100,000(d)      COMM Mortgage Trust, Series 2014-CR16, Class C, 4.901%, 4/10/47                                    102,002
          60,000         COMM Mortgage Trust, Series 2014-UBS3, Class A3, 3.546%, 6/10/47                                    60,485
         100,000         COMM Mortgage Trust, Series 2015-3BP, Class A, 3.178%, 2/10/35 (144A)                               98,498
          50,000(d)      COMM Mortgage Trust, Series 2015-CR25, Class B, 4.544%, 8/10/48                                     51,453
          75,000(d)      COMM Mortgage Trust, Series 2015-DC1, Class B, 4.035%, 2/10/48                                      74,962
          50,000(d)      COMM Mortgage Trust, Series 2015-PC1, Class B, 4.44%, 7/10/50                                       50,284
          50,000(d)      CSAIL Commercial Mortgage Trust, Series 2015-C4, Class B, 4.331%, 11/15/48                          50,524
          50,000(d)      CSAIL Commercial Mortgage Trust, Series 2015-C4, Class D, 3.581%, 11/15/48                          45,339
          25,000         CSAIL Commercial Mortgage Trust, Series 2016-C6, Class A5, 3.09%, 1/15/49                           24,170
          20,976(d)      CSMC Trust, Series 2013-IVR1, Class B4, 3.467%, 3/25/43 (144A)                                      20,286
          21,487(d)      CSMC Trust, Series 2013-IVR4, Class B4, 3.486%, 7/25/43 (144A)                                      20,965
          29,657(d)      CSMC Trust, Series 2014-OAK1, Class B4, 3.735%, 11/25/44 (144A)                                     29,331
          45,795(d)      CSMC Trust, Series 2015-1, Class B4, 3.941%, 1/25/45 (144A)                                         43,849
          45,086(d)      CSMC Trust, Series 2017-HL2, Class A1, 3.5%, 10/25/47 (144A)                                        44,227
          50,000         DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 8/10/49                                      47,708
          82,961(d)      EverBank Mortgage Loan Trust, Series 2013-1, Class A2, 2.5%, 3/25/43 (144A)                         78,780
          55,747(e)      Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M1, 3.106%
                         (1 Month USD LIBOR + 60 bps), 7/25/30                                                               55,549
         105,679(e)      Fannie Mae Connecticut Avenue Securities, Series 2018-C05, Class 1M1, 3.226%
                         (1 Month USD LIBOR + 72 bps), 1/25/31                                                              105,428
           5,889         Federal National Mortgage Association REMICS, Series 2009-36, Class HX, 4.5%, 6/25/29                6,046
          90,000         Finance of America Structured Securities Trust, Series 2018-A, Class JR2, 2.0%,
                         12/26/68 (144A)                                                                                     90,900
         124,340(d)      Flagstar Mortgage Trust, Series 2017-1, Class 1A5, 3.5%, 3/25/47 (144A)                            122,508
          59,766(d)      Flagstar Mortgage Trust, Series 2017-2, Class A13, 3.5%, 10/25/47 (144A)                            58,788
          93,578(d)      Flagstar Mortgage Trust, Series 2018-1, Class A13, 3.5%, 3/25/48 (144A)                             89,860
         158,119(d)      Flagstar Mortgage Trust, Series 2018-2, Class A14, 3.5%, 4/25/48 (144A)                            150,804
          70,206(d)      Flagstar Mortgage Trust, Series 2018-3INV, Class A3, 4.0%, 5/25/48 (144A)                           70,298
         108,954(d)      Flagstar Mortgage Trust, Series 2018-3INV, Class B3, 4.518%, 5/25/48 (144A)                        108,659
          46,731(e)      Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2018-HQA1, Class M1, 3.206%
                         (1 Month USD LIBOR + 70 bps), 9/25/30                                                               46,622
         100,000(d)      FREMF Mortgage Trust, Series 2012-K710, Class B, 3.817%, 6/25/47 (144A)                             99,928
          47,989(e)      FRESB Mortgage Trust, Series 2017-SB39, Class A5H, 2.63% (1 Month USD LIBOR +
                         263 bps), 8/25/37                                                                                   47,549

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
 Amount
 USD ($)                                                                                                                      Value
                         COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
          37,128         Government National Mortgage Association, Series 2009-83, Class EB, 4.5%, 9/20/39              $    39,126
          15,044         Government National Mortgage Association, Series 2012-130, Class PA, 3.0%, 4/20/41                  15,002
          25,000         GS Mortgage Securities Corp. II, Series 2013-GC10, Class B, 3.682%, 2/10/46 (144A)                  24,884
          60,000         GS Mortgage Securities Trust, Series 2015-GC28, Class A5, 3.396%, 2/10/48                           59,663
         100,000(e)      Home Partners of America Trust, Series 2017-1, Class D, 4.355% (1 Month USD LIBOR +
                         190 bps), 7/17/34 (144A)                                                                           100,000
          95,785(e)      Home Partners of America Trust, Series 2018-1, Class A, 3.355% (1 Month USD LIBOR +
                         90 bps), 7/17/37 (144A)                                                                             94,978
         100,000(e)      Hospitality Mortgage Trust, Series 2017-HIT, Class E, 5.937% (1 Month USD LIBOR +
                         355 bps), 5/8/30 (144A)                                                                             98,689
         100,000(d)      Irvine Core Office Trust, Series 2013-IRV, Class A2, 3.173%, 5/15/48 (144A)                         99,736
         100,000(d)      JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class B,
                         3.977%, 10/15/45 (144A)                                                                            100,356
          50,000         JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class BFX,
                         4.549%, 7/5/33 (144A)                                                                               51,783
          26,739(d)      JP Morgan Mortgage Trust, Series 2014-1, Class B4, 3.74%, 1/25/44 (144A)                            26,532
          22,283(d)      JP Morgan Mortgage Trust, Series 2014-1, Class B5, 3.74%, 1/25/44 (144A)                            21,380
          60,000(d)      JP Morgan Mortgage Trust, Series 2014-IVR6, Class B4, 2.838%, 7/25/44 (144A)                        58,236
          28,351(d)      JP Morgan Mortgage Trust, Series 2016-2, Class B1, 2.746%, 6/25/46 (144A)                           28,347
          18,901(d)      JP Morgan Mortgage Trust, Series 2016-2, Class B2, 2.746%, 6/25/46 (144A)                           18,649
          78,087(d)      JP Morgan Mortgage Trust, Series 2016-3, Class 1A1, 3.5%, 10/25/46 (144A)                           76,616
          30,215(d)      JP Morgan Mortgage Trust, Series 2016-3, Class AM, 3.374%, 10/25/46 (144A)                          29,953
          96,018(d)      JP Morgan Mortgage Trust, Series 2016-5, Class B3, 2.648%, 12/25/46 (144A)                          91,777
         133,571(d)      JP Morgan Mortgage Trust, Series 2017-1, Class A3, 3.5%, 1/25/47 (144A)                            131,784
          77,143(d)      JP Morgan Mortgage Trust, Series 2017-1, Class A11, 3.5%, 1/25/47 (144A)                            75,844
         111,686(d)      JP Morgan Mortgage Trust, Series 2017-2, Class A6, 3.0%, 5/25/47 (144A)                            108,649
          38,626(d)      JP Morgan Mortgage Trust, Series 2017-2, Class B1, 3.742%, 5/25/47 (144A)                           37,701
          92,550(d)      JP Morgan Mortgage Trust, Series 2017-3, Class 1A13, 3.5%, 8/25/47 (144A)                           90,992
          34,042(d)      JP Morgan Mortgage Trust, Series 2017-4, Class A3, 3.5%, 11/25/48 (144A)                            33,402
         130,208(d)      JP Morgan Mortgage Trust, Series 2017-4, Class A6, 3.0%, 11/25/48 (144A)                           128,594
         102,865(d)      JP Morgan Mortgage Trust, Series 2017-4, Class A13, 3.5%, 11/25/48 (144A)                           99,016
          24,684(d)      JP Morgan Mortgage Trust, Series 2017-5, Class B2, 3.176%, 10/26/48 (144A)                          23,915
          49,368(d)      JP Morgan Mortgage Trust, Series 2017-5, Class B3, 3.176%, 10/26/48 (144A)                          46,931
          99,668(d)      JP Morgan Mortgage Trust, Series 2017-6, Class A3, 3.5%, 12/25/48 (144A)                            97,796
          52,956(d)      JP Morgan Mortgage Trust, Series 2017-6, Class A6, 3.0%, 12/25/48 (144A)                            51,481
         113,240(d)      JP Morgan Mortgage Trust, Series 2018-4, Class A15, 3.5%, 10/25/48 (144A)                          112,442
         107,494(d)      JP Morgan Mortgage Trust, Series 2018-9, Class A5, 4.0%, 2/25/49 (144A)                            108,057
         129,092(d)      JP Morgan Mortgage Trust, Series 2018-LTV1, Class A3, 4.5%, 4/25/49 (144A)                         131,311
          23,091(e)      La Hipotecaria Panamanian Mortgage Trust, Series 2007-1GA, Class A, 4.25% (Panamanian
                         Mortgage Reference Rate - 125 bps), 12/23/36 (144A)                                                 22,975
          98,801(d)      Mello Mortgage Capital Acceptance, Series 2018-MTG1, Class A9, 3.5%, 5/25/48 (144A)                 95,392
          60,000(d)      Mill City Mortgage Loan Trust, Series 2017-2, Class M1, 3.25%, 7/25/59 (144A)                       58,743
          65,000(d)      Mill City Mortgage Loan Trust, Series 2017-2, Class M3, 3.25%, 7/25/59 (144A)                       60,428
          34,906(d)      Mill City Mortgage Loan Trust, Series 2017-3, Class M1, 3.25%, 1/25/61 (144A)                       33,801
         100,000(d)      Morgan Stanley Capital I Trust, Series 2016-BNK2, Class D, 3.0%, 11/15/49 (144A)                    80,947
          15,000         Morgan Stanley Capital I Trust, Series 2016-UBS9, Class D, 3.0%, 3/15/49 (144A)                     12,599
         100,000         Morgan Stanley Capital I Trust, Series 2018-MP, Class A, 4.418%, 7/11/40 (144A)                    104,788
          65,268(d)      New Residential Mortgage Loan Trust, Series 2018-RPL1, Class A1, 3.5%, 12/25/57 (144A)              64,960
          30,126(d)      NRP Mortgage Trust, Series 2013-1, Class B4, 3.315%, 7/25/43 (144A)                                 28,253

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

Principal
 Amount
 USD ($)                                                                                                                      Value
                         COLLATERALIZED MORTGAGE OBLIGATIONS -- (continued)
         100,000         Progress Residential Trust, Series 2017-SFR1, Class E, 4.261%, 8/17/34 (144A)                  $    99,868
         121,699(d)      PSMC Trust, Series 2018-1, Class A1, 3.5%, 2/25/48 (144A)                                          120,786
          19,405(e)      RESI Finance LP, Series 2003-C, Class B3, 3.787% (1 Month USD LIBOR + 140 bps),
                         9/10/35 (144A)                                                                                      17,427
          47,301         Seasoned Credit Risk Transfer Trust, Series 2018-2, Class HT, 3.0%, 11/25/57                        45,474
          49,514         Seasoned Credit Risk Transfer Trust, Series 2018-4, Class HT, 3.0%, 11/25/57                        47,583
          39,365(d)      Sequoia Mortgage Trust, Series 2012-6, Class A1, 2.5%, 12/25/42                                     37,409
          50,163(d)      Sequoia Mortgage Trust, Series 2013-3, Class A1, 2.0%, 3/25/43                                      46,440
          32,125(d)      Sequoia Mortgage Trust, Series 2013-4, Class A2, 2.5%, 4/25/43                                      30,391
         139,372(d)      Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.0%, 5/25/43 (144A)                              133,894
          66,422(d)      Sequoia Mortgage Trust, Series 2013-6, Class A1, 2.5%, 5/25/43                                      63,020
          50,665(d)      Sequoia Mortgage Trust, Series 2013-6, Class B3, 3.523%, 5/25/43                                    50,024
          41,086(d)      Sequoia Mortgage Trust, Series 2013-7, Class A1, 2.5%, 6/25/43                                      38,266
          77,036(d)      Sequoia Mortgage Trust, Series 2013-7, Class A2, 3.0%, 6/25/43                                      74,045
          47,327(d)      Sequoia Mortgage Trust, Series 2013-10, Class A1, 3.5%, 8/25/43 (144A)                              46,749
         131,691(d)      Sequoia Mortgage Trust, Series 2015-1, Class A6, 2.5%, 1/25/45 (144A)                              127,926
          27,678(d)      Sequoia Mortgage Trust, Series 2017-3, Class A19, 3.5%, 4/25/47 (144A)                              26,868
          94,284(d)      Sequoia Mortgage Trust, Series 2018-2, Class A1, 3.5%, 2/25/48 (144A)                               92,920
          42,391(d)      Sequoia Mortgage Trust, Series 2018-3, Class A19, 3.5%, 3/25/48 (144A)                              41,398
          67,985(d)      Sequoia Mortgage Trust, Series 2018-7, Class A1, 4.0%, 9/25/48 (144A)                               68,143
          48,561(d)      Sequoia Mortgage Trust, Series 2018-7, Class A19, 4.0%, 9/25/48 (144A)                              48,640
          64,367(d)      Shellpoint Co-Originator Trust, Series 2017-1, Class A19, 3.5%, 4/25/47 (144A)                      62,700
          94,666(d)      Sutherland Commercial Mortgage Loans, Series 2018-SBC7, Class A, 4.72%, 5/25/39 (144A)              94,969
          58,321(d)      TIAA Bank Mortgage Loan Trust, Series 2018-2, Class A1, 3.5%, 7/25/48 (144A)                        57,164
          75,000(d)      Towd Point Mortgage Trust, Series 2015-3, Class M2, 4.0%, 3/25/54 (144A)                            76,358
          70,000(d)      Towd Point Mortgage Trust, Series 2015-6, Class M1, 3.75%, 4/25/55 (144A)                           69,852
          55,000(d)      Towd Point Mortgage Trust, Series 2016-1, Class M1, 3.5%, 2/25/55 (144A)                            54,464
         100,000(d)      Towd Point Mortgage Trust, Series 2017-1, Class A2, 3.5%, 10/25/56 (144A)                           97,845
         105,000(d)      Towd Point Mortgage Trust, Series 2017-1, Class M1, 3.75%, 10/25/56 (144A)                         103,092
         115,000(d)      Towd Point Mortgage Trust, Series 2017-2, Class A2, 3.25%, 4/25/57 (144A)                          111,817
       1,000,000(d)(f)   UBS Commercial Mortgage Trust, Series 2018-C9, Class XB, 0.329%, 3/15/51                            30,120
          44,504         Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A2, 2.819%, 8/15/50                  44,414
          50,000         Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class ASB, 3.477%, 8/15/50                 50,297
          22,847(d)      WinWater Mortgage Loan Trust, Series 2015-1, Class B4, 3.908%, 1/20/45 (144A)                       21,276
          55,013(d)      WinWater Mortgage Loan Trust, Series 2015-4, Class B4, 3.757%, 6/20/45 (144A)                       52,150
                                                                                                                        -----------
                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                         (Cost $8,123,093)                                                                              $ 8,053,720
                                                                                                                        -----------
                         CONVERTIBLE CORPORATE BONDS -- 0.5% of Net Assets
                         Biotechnology -- 0.3%
          26,000         Alder Biopharmaceuticals, Inc., 2.5%, 2/1/25                                                   $    20,740
          59,000         Insmed, Inc., 1.75%, 1/15/25                                                                        42,022
          51,000         Medicines Co., 2.75%, 7/15/23                                                                       38,436
                                                                                                                        -----------
                         Total Biotechnology                                                                            $   101,198
                                                                                                                        -----------
                         Engineering & Construction -- 0.0%+
           7,000         Dycom Industries, Inc., 0.75%, 9/15/21                                                         $     6,499
                                                                                                                        -----------
                         Total Engineering & Construction                                                               $     6,499
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
 Amount
 USD ($)                                                                                                                      Value
                         Healthcare-Products -- 0.1%
          35,000         Wright Medical Group, Inc., 1.625%, 6/15/23 (144A)                                             $    35,642
                                                                                                                        -----------
                         Total Healthcare-Products                                                                      $    35,642
                                                                                                                        -----------
                         Pharmaceuticals -- 0.0%+
          19,000         Jazz Investments I, Ltd., 1.5%, 8/15/24                                                        $    17,251
                                                                                                                        -----------
                         Total Pharmaceuticals                                                                          $    17,251
                                                                                                                        -----------
                         Software -- 0.1%
          25,000         Synchronoss Technologies, Inc., 0.75%, 8/15/19                                                 $    24,045
                                                                                                                        -----------
                         Total Software                                                                                 $    24,045
                                                                                                                        -----------
                         TOTAL CONVERTIBLE CORPORATE BONDS
                         (Cost $197,506)                                                                                $   184,635
                                                                                                                        -----------
                         CORPORATE BONDS -- 31.9% of Net Assets
                         Aerospace & Defense -- 0.6%
          50,000         Embraer Netherlands Finance BV, 5.4%, 2/1/27                                                   $    51,626
         120,000         Rockwell Collins, Inc., 3.2%, 3/15/24                                                              115,561
          70,000         United Technologies Corp., 4.125%, 11/16/28                                                         69,349
                                                                                                                        -----------
                         Total Aerospace & Defense                                                                      $   236,536
                                                                                                                        -----------
                         Agriculture -- 0.5%
         100,000         Altria Group, Inc., 2.625%, 1/14/20                                                            $    99,085
         125,000         Reynolds American, Inc., 4.45%, 6/12/25                                                            120,530
                                                                                                                        -----------
                         Total Agriculture                                                                              $   219,615
                                                                                                                        -----------
                         Airlines -- 0.6%
          30,794         Air Canada 2013-1 Class B Pass Through Trust, 5.375%, 5/15/21 (144A)                           $    31,126
           3,958         Delta Air Lines 2010-2 Class A Pass Through Trust, 4.95%, 5/23/19                                    3,980
          25,000         Delta Air Lines, Inc., 2.875%, 3/13/20                                                              24,834
         109,006         Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)                                                        109,687
          84,141         Latam Airlines 2015-1 Pass Through Trust A, 4.2%, 11/15/27                                          80,986
                                                                                                                        -----------
                         Total Airlines                                                                                 $   250,613
                                                                                                                        -----------
                         Auto Manufacturers -- 0.7%
         135,000         Ford Motor Co., 4.346%, 12/8/26                                                                $   120,259
         130,000         General Motors Co., 6.6%, 4/1/36                                                                   126,555
          65,000         Nissan Motor Acceptance Corp., 3.15%, 3/15/21 (144A)                                                64,081
                                                                                                                        -----------
                         Total Auto Manufacturers                                                                       $   310,895
                                                                                                                        -----------
                         Auto Parts & Equipment -- 0.2%
         100,000         Meritor, Inc., 6.25%, 2/15/24                                                                  $    95,500
                                                                                                                        -----------
                         Total Auto Parts & Equipment                                                                   $    95,500
                                                                                                                        -----------
                         Banks -- 5.0%
         100,000(d)      Banco Continental SA via Continental Trustees Cayman, Ltd., 7.375% (3 Month USD
                         LIBOR + 680 bps), 10/7/40 (144A)                                                               $   105,001
          65,000(d)      Banco de Credito del Peru, 6.875% (3 Month USD LIBOR + 771 bps), 9/16/26 (144A)                     68,998
ARS    1,000,000(e)      Banco de la Ciudad de Buenos Aires, 0.0% (BADLARPP + 399 bps), 12/5/22                              24,586
         200,000         Barclays Plc, 4.375%, 1/12/26                                                                      189,987
         200,000(b)(d)   BNP Paribas SA, 7.625% (5 Year USD Swap Rate + 631 bps) (144A)                                     203,750

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

Principal
 Amount
 USD ($)                                                                                                                      Value
                         Banks -- (continued)
         145,000(e)      Canadian Imperial Bank of Commerce, 2.874% (3 Month USD LIBOR + 32 bps), 2/2/21                $   143,515
         125,000         Credit Suisse Group Funding Guernsey, Ltd., 3.8%, 9/15/22                                          124,088
          35,000         Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                                                       29,925
          65,000(d)      Goldman Sachs Group, Inc., 3.272% (3 Month USD LIBOR + 120 bps), 9/29/25                            60,929
          60,000(d)      Goldman Sachs Group, Inc., 4.223% (3 Month USD LIBOR + 130 bps), 5/1/29                             57,743
         200,000         Lloyds Banking Group Plc, 4.65%, 3/24/26                                                           188,038
         135,000         Morgan Stanley, 4.1%, 5/22/23                                                                      135,195
         200,000         Nordea Bank Abp, 4.25%, 9/21/22 (144A)                                                             201,023
         200,000         QNB Finansbank AS, 4.875%, 5/19/22 (144A)                                                          186,913
         200,000(b)(d)   Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)                          207,000
         125,000         SunTrust Bank, 2.45%, 8/1/22                                                                       120,507
          95,000(d)      SunTrust Bank, 2.59% (3 Month USD LIBOR + 30 bps), 1/29/21                                          94,075
                                                                                                                        -----------
                         Total Banks                                                                                    $ 2,141,273
                                                                                                                        -----------
                         Beverages -- 0.6%
         100,000         Bacardi, Ltd., 5.3%, 5/15/48 (144A)                                                            $    90,277
          25,000         Constellation Brands, Inc., 2.25%, 11/6/20                                                          24,523
         150,000         Pernod Ricard SA, 4.45%, 1/15/22 (144A)                                                            152,993
                                                                                                                        -----------
                         Total Beverages                                                                                $   267,793
                                                                                                                        -----------
                         Biotechnology -- 0.4%
         105,000         Biogen, Inc., 5.2%, 9/15/45                                                                    $   108,415
          85,000         Celgene Corp., 4.55%, 2/20/48                                                                       73,661
                                                                                                                        -----------
                         Total Biotechnology                                                                            $   182,076
                                                                                                                        -----------
                         Building Materials -- 0.4%
          50,000         Owens Corning, 3.4%, 8/15/26                                                                   $    45,659
          75,000         Owens Corning, 4.2%, 12/1/24                                                                        74,404
          60,000         Standard Industries, Inc., 5.375%, 11/15/24 (144A)                                                  56,325
                                                                                                                        -----------
                         Total Building Materials                                                                       $   176,388
                                                                                                                        -----------
                         Chemicals -- 0.5%
          20,000         CF Industries, Inc., 4.95%, 6/1/43                                                             $    15,500
         110,000         DowDuPont, Inc., 4.205%, 11/15/23                                                                  112,436
          35,000         NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                                           31,500
          40,000         Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 4/1/25 (144A)                                          36,200
                                                                                                                        -----------
                         Total Chemicals                                                                                $   195,636
                                                                                                                        -----------
                         Commercial Services -- 0.5%
          35,000         Brink's Co., 4.625%, 10/15/27 (144A)                                                           $    31,850
          20,000         Moody's Corp., 3.25%, 6/7/21                                                                        19,923
          50,000         President & Fellows of Harvard College, 2.3%, 10/1/23                                               48,724
          35,000         United Rentals North America, Inc., 4.625%, 10/15/25                                                31,238
          35,000         United Rentals North America, Inc., 4.875%, 1/15/28                                                 30,712
          61,000         Verisk Analytics, Inc., 5.5%, 6/15/45                                                               61,747
                                                                                                                        -----------
                         Total Commercial Services                                                                      $   224,194
                                                                                                                        -----------
                         Computers -- 0.2%
          80,000         NCR Corp., 5.0%, 7/15/22                                                                       $    75,400
          30,000         NCR Corp., 6.375%, 12/15/23                                                                         29,070
                                                                                                                        -----------
                         Total Computers                                                                                $   104,470
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
 Amount
 USD ($)                                                                                                                      Value
                         Diversified Financial Services -- 0.8%
          71,000         Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                                                  $    73,090
         120,000         Capital One Financial Corp., 4.25%, 4/30/25                                                        119,111
         100,000         GTP Acquisition Partners I LLC, 2.35%, 6/15/20 (144A)                                               98,390
          12,000         Nationstar Mortgage Holdings, Inc., 8.125%, 7/15/23 (144A)                                          11,700
          35,000         Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%, 6/1/22                                      34,300
                                                                                                                        -----------
                         Total Diversified Financial Services                                                           $   336,591
                                                                                                                        -----------
                         Electric -- 1.2%
          37,000         Calpine Corp., 5.75%, 1/15/25                                                                  $    33,855
          10,000         Edison International, 2.4%, 9/15/22                                                                  9,430
         100,000(b)(d)   Electricite de France SA, 5.25% (USD Swap Rate + 371 bps) (144A)                                    94,500
          65,000         Iberdrola International BV, 6.75%, 7/15/36                                                          77,122
         105,000         NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27                                               100,196
          17,000         NextEra Energy Operating Partners LP, 4.5%, 9/15/27 (144A)                                          15,130
          40,000         NRG Energy, Inc., 6.625%, 1/15/27                                                                   40,300
          95,000         Sempra Energy, 3.4%, 2/1/28                                                                         86,801
          64,000(b)(d)   Southern California Edison Co., 6.25% (3 Month USD LIBOR + 420 bps)                                 60,960
                                                                                                                        -----------
                         Total Electric                                                                                 $   518,294
                                                                                                                        -----------
                         Electrical Components & Equipments -- 0.2%
EUR      100,000         Belden, Inc., 2.875%, 9/15/25 (144A)                                                           $   106,822
                                                                                                                        -----------
                         Total Electrical Components & Equipments                                                       $   106,822
                                                                                                                        -----------
                         Electronics -- 0.6%
         115,000         Amphenol Corp., 3.2%, 4/1/24                                                                   $   111,509
          25,000         Flex, Ltd., 4.75%, 6/15/25                                                                          24,491
         100,000         Flex, Ltd., 5.0%, 2/15/23                                                                          100,048
                                                                                                                        -----------
                         Total Electronics                                                                              $   236,048
                                                                                                                        -----------
                         Energy-Alternate Sources -- 0.2%
          59,464         Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)                                                   $    64,549
          18,000         TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)                                                16,785
                                                                                                                        -----------
                         Total Energy-Alternate Sources                                                                 $    81,334
                                                                                                                        -----------
                         Entertainment -- 0.2%
          80,000         Scientific Games International, Inc., 10.0%, 12/1/22                                           $    81,200
                                                                                                                        -----------
                         Total Entertainment                                                                            $    81,200
                                                                                                                        -----------
                         Food -- 1.1%
         119,000         C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                                              $   113,943
          70,000         JBS USA LUX SA/JBS USA Finance, Inc., 5.75%, 6/15/25 (144A)                                         66,850
          50,000         JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 2/15/28 (144A)                                         48,750
         200,000         Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)                                                      174,000
          25,000         Smithfield Foods, Inc., 2.65%, 10/3/21 (144A)                                                       23,892
          30,000         Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                                                        29,594
                                                                                                                        -----------
                         Total Food                                                                                     $   457,029
                                                                                                                        -----------
                         Forest Products & Paper -- 0.2%
          70,000         International Paper Co., 4.8%, 6/15/44                                                         $    62,763
          16,000         International Paper Co., 6.0%, 11/15/41                                                             16,855
                                                                                                                        -----------
                         Total Forest Products & Paper                                                                  $    79,618
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

Principal
 Amount
 USD ($)                                                                                                                      Value
                         Gas -- 0.1%
          30,000         Boston Gas Co., 3.15%, 8/1/27 (144A)                                                           $    28,619
                                                                                                                        -----------
                         Total Gas                                                                                      $    28,619
                                                                                                                        -----------
                         Healthcare-Products -- 1.0%
          40,000         Abbott Laboratories, 3.75%, 11/30/26                                                           $    39,504
          16,000         Agiliti Health, Inc., 7.625%, 8/15/20                                                               15,880
          95,000(e)      Becton Dickinson & Co., 3.678% (3 Month USD LIBOR + 88 bps), 12/29/20                               94,045
         110,000         Boston Scientific Corp., 4.0%, 3/1/28                                                              106,770
          75,000         Fresenius US Finance II, Inc., 4.5%, 1/15/23 (144A)                                                 75,786
          75,000         Medtronic, Inc., 3.15%, 3/15/22                                                                     74,793
                                                                                                                        -----------
                         Total Healthcare-Products                                                                      $   406,778
                                                                                                                        -----------
                         Healthcare-Services -- 1.0%
          82,000         Anthem, Inc., 3.35%, 12/1/24                                                                   $    79,884
          42,000         Anthem, Inc., 3.65%, 12/1/27                                                                        40,128
          11,000         Anthem, Inc., 4.101%, 3/1/28                                                                        10,782
          40,000         Centene Corp., 5.625%, 2/15/21                                                                      40,100
          55,000         Cigna Corp., 4.375%, 10/15/28 (144A)                                                                55,307
          35,000         Humana, Inc., 3.95%, 3/15/27                                                                        34,194
          50,000         MEDNAX, Inc., 5.25%, 12/1/23 (144A)                                                                 49,000
          75,000         Molina Healthcare, Inc., 5.375%, 11/15/22                                                           72,375
          50,000         NYU Langone Hospitals, 4.428%, 7/1/42                                                               50,486
          10,000         RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (144A)                                 10,100
                                                                                                                        -----------
                         Total Healthcare-Services                                                                      $   442,356
                                                                                                                        -----------
                         Home Builders -- 0.7%
          40,000         DR Horton, Inc., 5.75%, 8/15/23                                                                $    42,055
          65,000         KB Home, 7.5%, 9/15/22                                                                              66,787
         100,000         Lennar Corp., 4.5%, 6/15/19                                                                         99,750
          36,000         Lennar Corp., 4.75%, 11/29/27                                                                       32,490
          24,000         Meritage Homes Corp., 6.0%, 6/1/25                                                                  22,620
          20,000         Meritage Homes Corp., 7.0%, 4/1/22                                                                  20,500
          20,000         Toll Brothers Finance Corp., 4.875%, 11/15/25                                                       18,700
                                                                                                                        -----------
                         Total Home Builders                                                                            $   302,902
                                                                                                                        -----------
                         Insurance -- 1.7%
          85,000         AXA SA, 8.6%, 12/15/30                                                                         $   105,153
          55,000         Delphi Financial Group, Inc., 7.875%, 1/31/20                                                       57,567
         100,000(d)      Farmers Insurance Exchange, 4.747% (3 Month USD LIBOR + 323 bps), 11/1/57 (144A)                    88,396
         200,000         MassMutual Global Funding II, 2.75%, 6/22/24 (144A)                                                191,685
          90,000         Protective Life Corp., 4.3%, 9/30/28 (144A)                                                         89,212
          60,000         Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47 (144A)                          57,427
          60,000         Teachers Insurance & Annuity Association of America, 4.9%, 9/15/44 (144A)                           62,215
          12,000         Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (144A)                         15,603
          85,000         Torchmark Corp., 4.55%, 9/15/28                                                                     86,364
                                                                                                                        -----------
                         Total Insurance                                                                                $   753,622
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
 Amount
 USD ($)                                                                                                                      Value
                         Internet -- 1.0%
         200,000         Alibaba Group Holding, Ltd., 3.4%, 12/6/27                                                     $   184,932
          30,000         Amazon.com, Inc., 2.8%, 8/22/24                                                                     29,159
         115,000         Booking Holdings, Inc., 3.55%, 3/15/28                                                             108,333
          20,000         Booking Holdings, Inc., 3.6%, 6/1/26                                                                19,431
         100,000         Expedia Group, Inc., 3.8%, 2/15/28                                                                  90,683
          25,000         Expedia Group, Inc., 4.5%, 8/15/24                                                                  25,032
                                                                                                                        -----------
                         Total Internet                                                                                 $   457,570
                                                                                                                        -----------
                         Iron & Steel -- 0.0%+
          32,000         United States Steel Corp., 6.25%, 3/15/26                                                      $    28,000
                                                                                                                        -----------
                         Total Iron & Steel                                                                             $    28,000
                                                                                                                        -----------
                         Leisure Time -- 0.2%
          94,000         VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                                                         $    86,715
                                                                                                                        -----------
                         Total Leisure Time                                                                             $    86,715
                                                                                                                        -----------
                         Media -- 0.8%
          65,000         Comcast Corp., 4.15%, 10/15/28                                                                 $    66,003
          55,000         Comcast Corp., 4.25%, 10/15/30                                                                      55,622
         200,000         CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                                             186,000
          30,000         Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                                       28,050
                                                                                                                        -----------
                         Total Media                                                                                    $   335,675
                                                                                                                        -----------
                         Oil & Gas -- 2.3%
          65,000         Antero Resources Corp., 5.625%, 6/1/23                                                         $    61,750
         134,000         Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.5%, 4/15/21                        111,890
          90,000         Continental Resources, Inc., 4.375%, 1/15/28                                                        84,669
         200,000         Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (144A)                                              201,598
          65,000         Marathon Petroleum Corp., 5.375%, 10/1/22 (144A)                                                    65,560
          25,000         MEG Energy Corp., 6.5%, 1/15/25 (144A)                                                              25,375
          75,000         Newfield Exploration Co., 5.625%, 7/1/24                                                            75,937
          35,000         Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                                                  23,486
          57,000         Oasis Petroleum, Inc., 6.875%, 3/15/22                                                              53,723
          33,000         Parsley Energy LLC/Parsley Finance Corp., 5.25%, 8/15/25 (144A)                                     29,865
           2,000         Petrobras Global Finance BV, 6.125%, 1/17/22                                                         2,052
          25,000         Petrobras Global Finance BV, 7.375%, 1/17/27                                                        25,688
          79,000         Valero Energy Corp., 6.625%, 6/15/37                                                                86,555
          60,000         Whiting Petroleum Corp., 5.75%, 3/15/21                                                             57,000
          10,000         Whiting Petroleum Corp., 6.625%, 1/15/26                                                             8,575
          47,000         WPX Energy, Inc., 5.25%, 9/15/24                                                                    42,535
          30,000         YPF SA, 6.95%, 7/21/27 (144A)                                                                       24,450
ARS      175,000         YPF SA, 16.5%, 5/9/22 (144A)                                                                         3,009
                                                                                                                        -----------
                         Total Oil & Gas                                                                                $   983,717
                                                                                                                        -----------
                         Pharmaceuticals -- 1.4%
         115,000         AbbVie, Inc., 4.875%, 11/14/48                                                                 $   107,294
EUR      105,000         Bausch Health Cos., Inc., 4.5%, 5/15/23 (144A)                                                     113,441
         113,000         Cardinal Health, Inc., 3.079%, 6/15/24                                                             106,113
          45,000         CVS Health Corp., 4.1%, 3/25/25                                                                     44,551

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

Principal
 Amount
 USD ($)                                                                                                                      Value
                         Pharmaceuticals -- (continued)
          34,750         CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                                                 $    36,534
          61,260         CVS Pass-Through Trust, 6.036%, 12/10/28                                                            65,218
          19,117         CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)                                                      23,120
          25,000         Endo Finance LLC, 5.75%, 1/15/22 (144A)                                                             20,812
         116,000         Shire Acquisitions Investments Ireland, DAC, 2.875%, 9/23/23                                       109,657
                                                                                                                        -----------
                         Total Pharmaceuticals                                                                          $   626,740
                                                                                                                        -----------
                         Pipelines -- 3.6%
          75,000         Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (144A)                     $    72,375
          55,000         Cheniere Energy Partners LP, 5.25%, 10/1/25                                                         51,287
          16,000         DCP Midstream Operating LP, 5.6%, 4/1/44                                                            13,840
          77,000         Enable Midstream Partners LP, 3.9%, 5/15/24                                                         73,861
          38,000         Enable Midstream Partners LP, 4.4%, 3/15/27                                                         35,482
          45,000         Enable Midstream Partners LP, 4.95%, 5/15/28                                                        42,598
          56,000         Energy Transfer LP, 5.5%, 6/1/27                                                                    54,600
          30,000         Energy Transfer LP, 5.875%, 1/15/24                                                                 30,525
          45,000         Energy Transfer Operating LP, 6.0%, 6/15/48                                                         43,822
          21,000         Energy Transfer Operating LP, 6.5%, 2/1/42                                                          20,958
          95,000         EnLink Midstream Partners LP, 5.45%, 6/1/47                                                         76,829
          32,000         Enterprise Products Operating LLC, 2.8%, 2/15/21                                                    31,664
         100,000         Genesis Energy LP/Genesis Energy Finance Corp., 6.75%, 8/1/22                                       97,500
          95,000         Kinder Morgan, Inc., 5.05%, 2/15/46                                                                 86,748
          25,000         Kinder Morgan, Inc., 5.3%, 12/1/34                                                                  24,504
          65,000         Kinder Morgan, Inc., 5.55%, 6/1/45                                                                  64,374
          25,000         MPLX LP, 4.125%, 3/1/27                                                                             23,803
         135,000         MPLX LP, 4.875%, 12/1/24                                                                           137,421
          56,000         ONEOK, Inc., 7.5%, 9/1/23                                                                           63,632
         125,000         Phillips 66 Partners LP, 3.75%, 3/1/28                                                             115,444
          38,000         Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47                                              34,436
          19,000         Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42                                              18,356
          45,000         Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/19                44,606
          52,000         Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.0%, 1/15/28                   47,060
          80,000         Texas Eastern Transmission LP, 3.5%, 1/15/28 (144A)                                                 75,530
          65,000         Williams Cos., Inc., 5.75%, 6/24/44                                                                 65,327
          95,000         Williams Cos., Inc., 7.5%, 1/15/31                                                                 113,403
                                                                                                                        -----------
                         Total Pipelines                                                                                $ 1,559,985
                                                                                                                        -----------
                         REITS -- 1.8%
          75,000         Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20                                          $    74,414
          25,000         Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27                                               24,258
          20,000         Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22                                                 20,589
          25,000         Duke Realty LP, 3.25%, 6/30/26                                                                      23,777
          95,000         Essex Portfolio LP, 3.625%, 5/1/27                                                                  91,571
          75,000         Healthcare Trust of America Holdings LP, 3.5%, 8/1/26                                               70,493
          55,000         Healthcare Trust of America Holdings LP, 3.75%, 7/1/27                                              52,368
          70,000         Highwoods Realty LP, 3.625%, 1/15/23                                                                69,175
          45,000         Highwoods Realty LP, 4.125%, 3/15/28                                                                44,029

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
 Amount
 USD ($)                                                                                                                      Value
                         REITS -- (continued)
         150,000         SBA Tower Trust, 3.869%, 10/8/24 (144A)                                                        $   148,825
          66,000         UDR, Inc., 4.0%, 10/1/25                                                                            65,795
          60,000         UDR, Inc., 4.4%, 1/26/29                                                                            60,516
                                                                                                                        -----------
                         Total REITS                                                                                    $   745,810
                                                                                                                        -----------
                         Retail -- 0.3%
          70,000         Alimentation Couche-Tard, Inc., 3.55%, 7/26/27 (144A)                                          $    65,357
          65,000         Walmart, Inc., 3.4%, 6/26/23                                                                        65,670
                                                                                                                        -----------
                         Total Retail                                                                                   $   131,027
                                                                                                                        -----------
                         Software -- 0.4%
          49,000         Fiserv, Inc., 3.8%, 10/1/23                                                                    $    49,305
EUR      100,000         IQVIA, Inc., 2.875%, 9/15/25 (144A)                                                                108,409
                                                                                                                        -----------
                         Total Software                                                                                 $   157,714
                                                                                                                        -----------
                         Telecommunications -- 0.3%
          50,000         Sprint Corp., 7.25%, 9/15/21                                                                   $    51,175
          35,000         Sprint Corp., 7.625%, 3/1/26                                                                        34,563
          25,000         Unison Ground Lease Funding LLC, 2.981%, 3/15/20 (144A)                                             24,827
          35,000         Windstream Services LLC/Windstream Finance Corp., 6.375%, 8/1/23                                    13,912
                                                                                                                        -----------
                         Total Telecommunications                                                                       $   124,477
                                                                                                                        -----------
                         Trucking & Leasing -- 0.6%
         200,000         Fly Leasing, Ltd., 6.375%, 10/15/21                                                            $   199,500
          45,000         Penske Truck Leasing Co. LP/PTL Finance Corp., 3.375%, 2/1/22 (144A)                                44,498
                                                                                                                        -----------
                         Total Trucking & Leasing                                                                       $   243,998
                                                                                                                        -----------
                         TOTAL CORPORATE BONDS
                         (Cost $14,128,123)                                                                             $13,717,630
                                                                                                                        -----------
                         FOREIGN GOVERNMENT BONDS -- 2.5% of Net Assets
                         Argentina -- 0.8%
         150,000         Argentine Republic Government International Bond, 6.625%, 7/6/28                               $   110,550
         250,000         Autonomous City of Buenos Aires Argentina, 7.5%, 6/1/27 (144A)                                     212,500
                                                                                                                        -----------
                         Total Argentina                                                                                $   323,050
                                                                                                                        -----------
                         Mexico -- 0.7%
MXN      550,000         Mexican Bonos, 6.5%, 6/9/22                                                                    $    26,285
MXN      520,000         Mexican Bonos, 7.5%, 6/3/27                                                                         24,594
MXN    3,926,200         Mexican Bonos, 8.0%, 12/7/23                                                                       195,128
MXN    1,390,893         Mexican Udibonos, 2.0%, 6/9/22                                                                      65,675
                                                                                                                        -----------
                         Total Mexico                                                                                   $   311,682
                                                                                                                        -----------
                         Nigeria -- 0.5%
         200,000         Africa Finance Corp., 4.375%, 4/29/20 (144A)                                                   $   197,784
                                                                                                                        -----------
                         Total Nigeria                                                                                  $   197,784
                                                                                                                        -----------
                         Norway -- 0.2%
NOK      750,000         Norway Government Bond, 2.0%, 5/24/23 (144A)                                                   $    88,992
                                                                                                                        -----------
                         Total Norway                                                                                   $    88,992
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

Principal
 Amount
 USD ($)                                                                                                                      Value
                         Uruguay -- 0.3%
UYU    2,769,000         Uruguay Government International Bond, 8.5%, 3/15/28 (144A)                                    $    72,587
UYU    2,510,000         Uruguay Government International Bond, 9.875%, 6/20/22 (144A)                                       76,442
                                                                                                                        -----------
                         Total Uruguay                                                                                  $   149,029
                                                                                                                        -----------
                         TOTAL FOREIGN GOVERNMENT BONDS
                         (Cost $1,311,211)                                                                              $ 1,070,537
                                                                                                                        -----------
                         INSURANCE-LINKED SECURITIES -- 0.1% of Net Assets(q)
                         Reinsurance Sidecars -- 0.1%
                         Multiperil -- Worldwide -- 0.1%
          40,000+(g)     Lorenz Re 2017, Variable Rate Notes, 3/31/20                                                   $     5,804
          40,000+(g)     Lorenz Re 2018, Variable Rate Notes, 7/1/21                                                         28,416
                                                                                                                        -----------
                         Total Reinsurance Sidecars                                                                     $    34,220
                                                                                                                        -----------
                         TOTAL INSURANCE-LINKED SECURITIES
                         (Cost $49,405)                                                                                 $    34,220
                                                                                                                        -----------
                         MUNICIPAL BONDS -- 1.7% of Net Assets(h)
                         Municipal General -- 0.3%
          90,000         JobsOhio Beverage System, Ohio Taxable Senior Lien, Series B, 3.985%, 1/1/29                   $    92,739
          25,000         JobsOhio Beverage System, Ohio Taxable Senior Lien, Series B, 4.532%, 1/1/35                        26,681
                                                                                                                        -----------
                         Total Municipal General                                                                        $   119,420
                                                                                                                        -----------
                         Municipal General Obligation -- 0.6%
         155,000(i)      Commonwealth of Pennsylvania, 4.0%, 1/1/29                                                     $   165,945
         100,000(i)(j)   Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35                                                 53,750
          20,000(i)      State of Florida, Capital Outlay, Series C, 4.0%, 6/1/31                                            21,834
                                                                                                                        -----------
                         Total Municipal General Obligation                                                             $   241,529
                                                                                                                        -----------
                         Municipal Higher Education -- 0.5%
          10,000         Amherst College, 3.794%, 11/1/42                                                               $     9,730
          25,000         Baylor University, Series A, 4.313%, 3/1/42                                                         25,454
          35,000         California Educational Facilities Authority, Stanford University, Series U-7, 5.0%, 6/1/46          45,378
          20,000         Massachusetts Development Finance Agency, Harvard University, Series A, 5.0%, 7/15/40               25,571
          30,000         New York State Dormitory Authority, Columbia University, Series A-2, 5.0%, 10/1/46                  39,220
          75,000         Rhode Island Health & Educational Building Corp., Brown University, Series A, 4.0%, 9/1/47          77,495
                                                                                                                        -----------
                         Total Municipal Higher Education                                                               $   222,848
                                                                                                                        -----------
                         Municipal Medical -- 0.2%
          45,000         Illinois Finance Authority, Northwestern Memorial Healthcare, 4.0%, 7/15/47                    $    45,305
          15,000         Massachusetts Development Finance Agency, Partners Healthcare System, 4.0%, 7/1/36                  15,516
          25,000         Massachusetts Development Finance Agency, Partners Healthcare System, 4.0%, 7/1/41                  25,320
                                                                                                                        -----------
                         Total Municipal Medical                                                                        $    86,141
                                                                                                                        -----------
                         Municipal Transportation -- 0.1%
          20,000         Central Florida Expressway Authority, Senior Lien, 5.0%, 7/1/38                                $    22,549
          15,000         Port Authority of New York & New Jersey, Consolidated-174TH, 4.458%, 10/1/62                        15,261
                                                                                                                        -----------
                         Total Municipal Transportation                                                                 $    37,810
                                                                                                                        -----------
                         Municipal Water -- 0.0%+
          20,000         JEA Water & Sewer System Revenue, Series A, 4.0%, 10/1/35                                      $    21,227

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
 Amount
 USD ($)                                                                                                                      Value
                         Municipal Water -- (continued)
          20,000         JEA Water & Sewer System Revenue, Series A, 4.0%, 10/1/39                                      $    20,762
                                                                                                                        -----------
                         Total Municipal Water                                                                          $    41,989
                                                                                                                        -----------
                         TOTAL MUNICIPAL BONDS
                         (Cost $772,733)                                                                                $   749,737
                                                                                                                        -----------
                         SENIOR SECURED FLOATING RATE LOAN INTERESTS -- 4.9% of Net Assets*(e)
                         Automobile -- 0.5%
          34,130         Navistar, Inc., Tranche B Term Loan, 5.89% (LIBOR + 350 bps), 11/6/24                          $    32,850
          80,244         TI Group Automotive Systems LLC, Initial US Term Loan, 5.022% (LIBOR + 250 bps), 6/30/22            76,733
         104,328         Tower Automotive Holdings USA LLC, Initial Term Loan, 5.188% (LIBOR + 275 bps), 3/7/24             100,025
                                                                                                                        -----------
                         Total Automobile                                                                               $   209,608
                                                                                                                        -----------
                         Broadcasting & Entertainment -- 0.2%
          72,945         Sinclair Television Group, Inc., Tranche B Term Loan, 4.78% (LIBOR + 225 bps), 1/3/24          $    69,693
                                                                                                                        -----------
                         Total Broadcasting & Entertainment                                                             $    69,693
                                                                                                                        -----------
                         Buildings & Real Estate -- 0.2%
          73,308         Builders FirstSource, Inc., Refinancing Term Loan, 5.803% (LIBOR + 300 bps), 2/29/24           $    69,057
                                                                                                                        -----------
                         Total Buildings & Real Estate                                                                  $    69,057
                                                                                                                        -----------
                         Chemicals, Plastics & Rubber -- 0.2%
          48,633         Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.),
                         Term B-3 Dollar Loan, 4.553% (LIBOR + 175 bps), 6/1/24                                         $    45,998
          17,961         WR Grace & Co-CONN, Term B-1 Loan, 4.553% (LIBOR + 175 bps), 4/3/25                                 17,460
          30,791         WR Grace & Co-CONN, Term B-2 Loan, 4.553% (LIBOR + 175 bps), 4/3/25                                 29,932
                                                                                                                        -----------
                         Total Chemicals, Plastics & Rubber                                                             $    93,390
                                                                                                                        -----------
                         Diversified & Conglomerate Service -- 0.1%
          23,833         ASGN, Inc. (fka On Assignment, Inc.), Initial Term B-1 Loan, 4.522% (LIBOR + 200 bps), 6/3/22  $    23,371
          15,604         Iqvia, Inc. (Quintiles IMS), Term B-1 Dollar Loan, 4.803% (LIBOR + 200 bps), 3/7/24                 15,124
                                                                                                                        -----------
                         Total Diversified & Conglomerate Service                                                       $    38,495
                                                                                                                        -----------
                         Electronics -- 0.3%
          65,000(k)      First Data Corp., 2024A New Dollar Term Loan, 4/26/24                                          $    62,278
          16,686         Rovi Solutions Corp./Rovi Guides, Inc., Term B Loan, 5.03% (LIBOR + 250 bps), 7/2/21                15,893
          46,566         Verint Systems, Inc., Refinancing Term Loan, 4.349% (LIBOR + 200 bps), 6/28/24                      44,354
          10,617         WESCO Distribution, Inc., Tranche B-1 Term Loan, 7.5% (PRIME + 200 bps), 12/12/19                   10,564
                                                                                                                        -----------
                         Total Electronics                                                                              $   133,089
                                                                                                                        -----------
                         Healthcare & Pharmaceuticals -- 0.4%
          27,305         CHS/Community Health Systems, Inc., Incremental 2021 Term H Loan, 5.957% (LIBOR +
                         325 bps), 1/27/21                                                                              $    26,234
          71,760         Concentra, Inc., First Lien Tranche B-1 Term Loan, 5.13% (LIBOR + 275 bps), 6/1/22                  68,710
          72,532         Gentiva Health Services, Inc., First Lien Closing Date Initial Term Loan, 6.313%
                         (LIBOR + 375 bps), 7/2/25                                                                           70,719
                                                                                                                        -----------
                         Total Healthcare & Pharmaceuticals                                                             $   165,663
                                                                                                                        -----------
                         Healthcare, Education & Childcare -- 0.4%
          48,750         Alliance HealthCare Services, Inc., First Lien Initial Term Loan, 7.022% (LIBOR +
                         450 bps), 10/24/23                                                                             $    48,019
           9,054         Kinetic Concepts, Inc., Dollar Term Loan, 6.053% (LIBOR + 325 bps), 2/2/24                           8,737

   The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

Principal
 Amount
 USD ($)                                                                                                                      Value
                         Healthcare, Education & Childcare -- (continued)
          72,951         KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),Term B-3 Loan, 6.553% (LIBOR +
                         375 bps), 2/21/25                                                                              $    70,543
          82,836         Regionalcare Hospital Partners Holdings, Inc., First Lien Term B Loan, 7.129% (LIBOR +
                         450 bps), 11/16/25                                                                                  78,625
                                                                                                                        -----------
                         Total Healthcare, Education & Childcare                                                        $   205,924
                                                                                                                        -----------
                         Hotel, Gaming & Leisure -- 0.4%
          84,460         1011778 BC Unlimited Liability Co. (New Red Finance, Inc.) (aka Burger King/Tim
                         Hortons), Term B-3 Loan, 4.772% (LIBOR + 225 bps), 2/16/24                                     $    80,588
         111,838         MGM Growth Properties Operating Partnership LP, Term B Loan, 4.522% (LIBOR +
                         200 bps), 3/21/25                                                                                  107,154
                                                                                                                        -----------
                         Total Hotel, Gaming & Leisure                                                                  $   187,742
                                                                                                                        -----------
                         Insurance -- 0.8%
         146,170         Confie Seguros Holding II Co., Term B Loan, 7.457% (LIBOR + 475 bps), 4/19/22                  $   144,465
          97,028^        Integro Parent, Inc., First Lien Initial Term Loan, 8.481% (LIBOR + 575 bps), 10/31/22              97,271
          98,750         USI, Inc. (fka Compass Investors, Inc.), 2017 New Term Loan, 5.803% (LIBOR +
                         300 bps), 5/16/24                                                                                   93,516
                                                                                                                        -----------
                         Total Insurance                                                                                $   335,252
                                                                                                                        -----------
                         Leasing -- 0.0%+
           7,955         Kasima LLC (Digital Cinema Implementation Partners LLC), Term Loan, 5.256% (LIBOR +
                         250 bps), 5/17/21                                                                              $     7,898
                                                                                                                        -----------
                         Total Leasing                                                                                  $     7,898
                                                                                                                        -----------
                         Leisure & Entertainment -- 0.4%
          32,479         Fitness International LLC, Term B Loan, 5.772% (LIBOR + 325 bps), 4/18/25                      $    31,017
          47,277         MCC Iowa LLC, Tranche M Term Loan, 4.42% (LIBOR + 200 bps), 1/15/25                                 45,583
          85,763         Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.26% (LIBOR + 175 bps), 6/30/22                  84,209
                                                                                                                        -----------
                         Total Leisure & Entertainment                                                                  $   160,809
                                                                                                                        -----------
                         Personal, Food & Miscellaneous Services -- 0.2%
         103,096         Revlon Consumer Products Corp., Initial Term B Loan, 6.207% (LIBOR + 350 bps), 9/7/23          $    73,649
                                                                                                                        -----------
                         Total Personal, Food & Miscellaneous Services                                                  $    73,649
                                                                                                                        -----------
                         Retail -- 0.1%
          49,500         Staples, Inc., Closing Date Term Loan, 6.541% (LIBOR + 400 bps), 9/12/24                       $    47,551
                                                                                                                        -----------
                         Total Retail                                                                                   $    47,551
                                                                                                                        -----------
                         Telecommunications -- 0.5%
         120,245         GCI Holdings, Inc., New Term B Loan, 4.772% (LIBOR + 225 bps), 2/2/22                          $   116,638
         117,831         Virgin Media Bristol LLC, Facility K, 4.955% (LIBOR + 250 bps), 1/15/26                            112,028
                                                                                                                        -----------
                         Total Telecommunications                                                                       $   228,666
                                                                                                                        -----------
                         Utilities -- 0.2%
          48,214         APLP Holdings, Ltd. Partnership, Term Loan, 5.272% (LIBOR + 275 bps), 4/13/23                  $    47,160
          36,386         Calpine Corp., Term Loan, 5.31% (LIBOR + 250 bps), 1/15/24                                          34,641
                                                                                                                        -----------
                         Total Utilities                                                                                $    81,801
                                                                                                                        -----------
                         TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                         (Cost $2,197,083)                                                                              $ 2,108,287
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
 Amount
 USD ($)                                                                                                                      Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 34.4% of Net Assets
          32,501         Fannie Mae, 3.0%, 10/1/30                                                                      $    32,523
          98,623         Fannie Mae, 3.0%, 5/1/43                                                                            96,918
          17,817         Fannie Mae, 3.0%, 5/1/46                                                                            17,419
          51,626         Fannie Mae, 3.0%, 9/1/46                                                                            50,350
          97,311         Fannie Mae, 3.0%, 10/1/46                                                                           94,906
         101,241         Fannie Mae, 3.0%, 11/1/46                                                                           98,738
          76,435         Fannie Mae, 3.0%, 1/1/47                                                                            74,889
          27,353         Fannie Mae, 3.0%, 3/1/47                                                                            26,676
         210,089         Fannie Mae, 3.0%, 10/1/47                                                                          204,893
          75,000         Fannie Mae, 3.0%, 1/1/49 (TBA)                                                                      73,103
          35,355         Fannie Mae, 3.5%, 12/1/25                                                                           35,787
          53,281         Fannie Mae, 3.5%, 12/1/25                                                                           53,932
          53,322         Fannie Mae, 3.5%, 6/1/42                                                                            53,738
          25,907         Fannie Mae, 3.5%, 12/1/42                                                                           26,110
          74,785         Fannie Mae, 3.5%, 2/1/44                                                                            75,193
          53,441         Fannie Mae, 3.5%, 2/1/45                                                                            53,705
          66,219         Fannie Mae, 3.5%, 6/1/45                                                                            66,463
          56,336         Fannie Mae, 3.5%, 9/1/45                                                                            56,355
          54,675         Fannie Mae, 3.5%, 1/1/46                                                                            54,845
          32,922         Fannie Mae, 3.5%, 2/1/46                                                                            33,021
          18,836         Fannie Mae, 3.5%, 3/1/46                                                                            18,893
          43,666         Fannie Mae, 3.5%, 4/1/46                                                                            43,797
          38,760         Fannie Mae, 3.5%, 5/1/46                                                                            38,906
          46,059         Fannie Mae, 3.5%, 7/1/46                                                                            46,143
          93,947         Fannie Mae, 3.5%, 9/1/46                                                                            94,191
          19,713         Fannie Mae, 3.5%, 10/1/46                                                                           19,763
          22,116         Fannie Mae, 3.5%, 10/1/46                                                                           22,167
          42,808         Fannie Mae, 3.5%, 12/1/46                                                                           42,908
          23,060         Fannie Mae, 3.5%, 1/1/47                                                                            23,108
          60,805         Fannie Mae, 3.5%, 1/1/47                                                                            60,997
          63,891         Fannie Mae, 3.5%, 1/1/47                                                                            64,028
         109,485         Fannie Mae, 3.5%, 1/1/47                                                                           109,741
          69,666         Fannie Mae, 3.5%, 5/1/47                                                                            69,771
          78,382         Fannie Mae, 3.5%, 5/1/47                                                                            78,468
          22,162         Fannie Mae, 3.5%, 7/1/47                                                                            22,191
          79,926         Fannie Mae, 3.5%, 7/1/47                                                                            80,014
         106,418         Fannie Mae, 3.5%, 7/1/47                                                                           106,501
          22,329         Fannie Mae, 3.5%, 8/1/47                                                                            22,344
         172,697         Fannie Mae, 3.5%, 8/1/47                                                                           172,780
          28,213         Fannie Mae, 3.5%, 11/1/47                                                                           28,250
          63,573         Fannie Mae, 3.5%, 12/1/47                                                                           63,578
         107,835         Fannie Mae, 3.5%, 12/1/47                                                                          107,842
          37,466         Fannie Mae, 3.5%, 1/1/48                                                                            37,469
          28,510         Fannie Mae, 3.5%, 2/1/48                                                                            28,512
           4,440         Fannie Mae, 4.0%, 12/1/19                                                                            4,546

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

Principal
 Amount
 USD ($)                                                                                                                      Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
          60,202         Fannie Mae, 4.0%, 10/1/40                                                                      $    62,073
           8,929         Fannie Mae, 4.0%, 12/1/40                                                                            9,191
           7,779         Fannie Mae, 4.0%, 11/1/41                                                                            7,999
          11,969         Fannie Mae, 4.0%, 12/1/41                                                                           12,307
          12,024         Fannie Mae, 4.0%, 1/1/42                                                                            12,363
          32,830         Fannie Mae, 4.0%, 1/1/42                                                                            33,758
          61,009         Fannie Mae, 4.0%, 1/1/42                                                                            62,733
          24,883         Fannie Mae, 4.0%, 2/1/42                                                                            25,586
          14,644         Fannie Mae, 4.0%, 3/1/42                                                                            15,058
          31,554         Fannie Mae, 4.0%, 4/1/42                                                                            32,445
          40,802         Fannie Mae, 4.0%, 5/1/42                                                                            41,955
          66,555         Fannie Mae, 4.0%, 7/1/42                                                                            68,435
         194,437         Fannie Mae, 4.0%, 8/1/42                                                                           199,930
          29,952         Fannie Mae, 4.0%, 11/1/43                                                                           30,737
          32,927         Fannie Mae, 4.0%, 11/1/43                                                                           33,890
          37,297         Fannie Mae, 4.0%, 11/1/43                                                                           38,275
          26,843         Fannie Mae, 4.0%, 7/1/44                                                                            27,427
          49,767         Fannie Mae, 4.0%, 8/1/44                                                                            50,831
          16,612         Fannie Mae, 4.0%, 10/1/44                                                                           16,974
          21,367         Fannie Mae, 4.0%, 10/1/45                                                                           21,806
          81,831         Fannie Mae, 4.0%, 11/1/45                                                                           84,095
          53,741         Fannie Mae, 4.0%, 12/1/45                                                                           54,849
          56,544         Fannie Mae, 4.0%, 6/1/46                                                                            57,684
          60,460         Fannie Mae, 4.0%, 7/1/46                                                                            61,673
          74,359         Fannie Mae, 4.0%, 7/1/46                                                                            75,852
          44,013         Fannie Mae, 4.0%, 8/1/46                                                                            44,893
          19,664         Fannie Mae, 4.0%, 11/1/46                                                                           20,055
          21,174         Fannie Mae, 4.0%, 11/1/46                                                                           21,597
          91,519         Fannie Mae, 4.0%, 1/1/47                                                                            93,390
          30,093         Fannie Mae, 4.0%, 4/1/47                                                                            30,786
          35,402         Fannie Mae, 4.0%, 4/1/47                                                                            36,101
          50,434         Fannie Mae, 4.0%, 4/1/47                                                                            51,601
          20,627         Fannie Mae, 4.0%, 6/1/47                                                                            21,034
          21,559         Fannie Mae, 4.0%, 6/1/47                                                                            21,983
          21,585         Fannie Mae, 4.0%, 6/1/47                                                                            22,085
          83,364         Fannie Mae, 4.0%, 6/1/47                                                                            85,004
          25,971         Fannie Mae, 4.0%, 7/1/47                                                                            26,571
          28,898         Fannie Mae, 4.0%, 7/1/47                                                                            29,467
          24,600         Fannie Mae, 4.0%, 8/1/47                                                                            25,084
          47,792         Fannie Mae, 4.0%, 8/1/47                                                                            48,730
          55,461         Fannie Mae, 4.0%, 12/1/47                                                                           56,547
          77,058         Fannie Mae, 4.0%, 4/1/48                                                                            78,568
          89,905         Fannie Mae, 4.0%, 8/1/48                                                                            91,667
         229,489         Fannie Mae, 4.5%, 8/1/40                                                                           240,376
          65,889         Fannie Mae, 4.5%, 11/1/40                                                                           69,003
          34,109         Fannie Mae, 4.5%, 5/1/41                                                                            35,727

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
 Amount
 USD ($)                                                                                                                      Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
          13,384         Fannie Mae, 4.5%, 7/1/41                                                                       $    14,018
          20,998         Fannie Mae, 4.5%, 12/1/41                                                                           21,747
          30,809         Fannie Mae, 4.5%, 2/1/44                                                                            32,080
          31,234         Fannie Mae, 4.5%, 2/1/44                                                                            32,521
          90,118         Fannie Mae, 4.5%, 6/1/44                                                                            94,224
          49,342         Fannie Mae, 4.5%, 5/1/46                                                                            51,140
         320,000         Fannie Mae, 4.5%, 1/1/49 (TBA)                                                                     331,356
          33,528         Fannie Mae, 5.0%, 4/1/30                                                                            35,135
          26,000         Fannie Mae, 5.0%, 1/1/39                                                                            27,538
           6,875         Fannie Mae, 5.0%, 6/1/40                                                                             7,298
             157         Fannie Mae, 6.0%, 3/1/32                                                                               171
          33,279         Federal Home Loan Mortgage Corp., 3.0%, 10/1/29                                                     33,318
          78,120         Federal Home Loan Mortgage Corp., 3.0%, 11/1/42                                                     76,839
          15,112         Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                                                      14,845
          62,904         Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                                                      61,471
          42,823         Federal Home Loan Mortgage Corp., 3.0%, 9/1/46                                                      41,787
          21,112         Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                                                     20,597
          63,511         Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                                                      61,970
          23,865         Federal Home Loan Mortgage Corp., 3.5%, 10/1/40                                                     24,011
          12,946         Federal Home Loan Mortgage Corp., 3.5%, 10/1/42                                                     13,042
          71,642         Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                                                      71,952
          65,770         Federal Home Loan Mortgage Corp., 3.5%, 11/1/45                                                     65,994
          41,850         Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                                                      41,987
          66,184         Federal Home Loan Mortgage Corp., 3.5%, 5/1/46                                                      66,374
          61,213         Federal Home Loan Mortgage Corp., 3.5%, 7/1/46                                                      61,544
         111,809         Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                                                     112,638
          38,039         Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                     38,114
         105,723         Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                                                    106,017
          22,803         Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                      22,822
          24,291         Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                                                      24,306
          87,875         Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                                                      87,928
          79,493         Federal Home Loan Mortgage Corp., 3.5%, 8/1/47                                                      79,510
          95,364         Federal Home Loan Mortgage Corp., 3.5%, 10/1/47                                                     95,347
          32,656         Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                     32,650
          40,645         Federal Home Loan Mortgage Corp., 3.5%, 11/1/47                                                     40,654
          29,211         Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                                      29,205
          62,289         Federal Home Loan Mortgage Corp., 3.5%, 1/1/48                                                      62,277
          69,432         Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                                                      71,055
          14,382         Federal Home Loan Mortgage Corp., 4.0%, 2/1/44                                                      14,746
          49,008         Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                                                      50,093
          13,227         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                      13,561
          14,129         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                      14,486
          37,273         Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                                                      38,098
          25,657         Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                                                     26,224
          48,327         Federal Home Loan Mortgage Corp., 4.0%, 12/1/45                                                     49,335
          15,960         Federal Home Loan Mortgage Corp., 4.0%, 1/1/46                                                      16,294

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

Principal
 Amount
 USD ($)                                                                                                                      Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
          30,272         Federal Home Loan Mortgage Corp., 4.0%, 6/1/46                                                 $    30,905
          46,992         Federal Home Loan Mortgage Corp., 4.0%, 7/1/46                                                      47,972
          42,049         Federal Home Loan Mortgage Corp., 4.0%, 8/1/46                                                      42,925
          22,304         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                      22,819
          33,777         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                      34,556
          66,772         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                      68,142
          71,679         Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                                                      73,333
         118,696         Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                                                     121,222
          64,978         Federal Home Loan Mortgage Corp., 4.0%, 10/1/47                                                     66,275
          92,463         Federal Home Loan Mortgage Corp., 4.0%, 8/1/48                                                      94,286
          59,064         Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                                                      61,193
             281         Federal Home Loan Mortgage Corp., 5.0%, 5/1/34                                                         298
             982         Federal Home Loan Mortgage Corp., 5.0%, 6/1/35                                                       1,028
           5,829         Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                                                      6,169
          20,361         Federal Home Loan Mortgage Corp., 5.0%, 11/1/39                                                     21,543
          11,587         Federal Home Loan Mortgage Corp., 5.5%, 6/1/41                                                      12,501
          77,799         Government National Mortgage Association I, 3.5%, 11/15/41                                          78,724
          18,412         Government National Mortgage Association I, 3.5%, 7/15/42                                           18,695
          13,891         Government National Mortgage Association I, 3.5%, 10/15/42                                          14,084
          25,335         Government National Mortgage Association I, 3.5%, 8/15/46                                           25,522
           4,669         Government National Mortgage Association I, 4.0%, 12/15/41                                           4,788
         228,834         Government National Mortgage Association I, 4.0%, 4/15/42                                          235,842
          66,928         Government National Mortgage Association I, 4.0%, 8/15/43                                           69,078
          10,748         Government National Mortgage Association I, 4.0%, 3/15/44                                           11,020
          28,046         Government National Mortgage Association I, 4.0%, 9/15/44                                           28,756
          29,529         Government National Mortgage Association I, 4.0%, 4/15/45                                           30,280
          48,942         Government National Mortgage Association I, 4.0%, 6/15/45                                           50,180
           5,875         Government National Mortgage Association I, 4.5%, 9/15/33                                            6,191
          11,440         Government National Mortgage Association I, 4.5%, 4/15/35                                           11,900
          25,313         Government National Mortgage Association I, 4.5%, 1/15/40                                           26,459
          64,769         Government National Mortgage Association I, 4.5%, 3/15/40                                           67,648
          20,033         Government National Mortgage Association I, 4.5%, 9/15/40                                           20,927
          17,872         Government National Mortgage Association I, 4.5%, 7/15/41                                           18,660
           4,611         Government National Mortgage Association I, 5.0%, 4/15/35                                            4,903
           4,521         Government National Mortgage Association I, 5.5%, 1/15/34                                            4,887
           6,197         Government National Mortgage Association I, 5.5%, 4/15/34                                            6,701
           1,932         Government National Mortgage Association I, 5.5%, 7/15/34                                            2,090
           4,329         Government National Mortgage Association I, 5.5%, 6/15/35                                            4,597
              29         Government National Mortgage Association I, 6.0%, 8/15/19                                               29
             642         Government National Mortgage Association I, 6.0%, 2/15/33                                              698
             995         Government National Mortgage Association I, 6.0%, 3/15/33                                            1,068
           1,059         Government National Mortgage Association I, 6.0%, 3/15/33                                            1,152
             142         Government National Mortgage Association I, 6.0%, 6/15/33                                              152
           1,761         Government National Mortgage Association I, 6.0%, 6/15/33                                            1,918
           1,296         Government National Mortgage Association I, 6.0%, 7/15/33                                            1,422

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Principal
 Amount
 USD ($)                                                                                                                      Value
                         U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- (continued)
           1,781         Government National Mortgage Association I, 6.0%, 7/15/33                                      $     1,933
             832         Government National Mortgage Association I, 6.0%, 9/15/33                                              896
           2,480         Government National Mortgage Association I, 6.0%, 9/15/33                                            2,661
           1,341         Government National Mortgage Association I, 6.0%, 10/15/33                                           1,452
           4,358         Government National Mortgage Association I, 6.0%, 8/15/34                                            4,675
             389         Government National Mortgage Association I, 6.5%, 3/15/29                                              419
           1,117         Government National Mortgage Association I, 6.5%, 1/15/30                                            1,203
             367         Government National Mortgage Association I, 6.5%, 2/15/32                                              418
             423         Government National Mortgage Association I, 6.5%, 3/15/32                                              484
             579         Government National Mortgage Association I, 6.5%, 11/15/32                                             660
              48         Government National Mortgage Association I, 7.0%, 3/15/31                                               49
          11,171         Government National Mortgage Association II, 3.5%, 3/20/45                                          11,248
          13,841         Government National Mortgage Association II, 3.5%, 4/20/45                                          13,943
          15,554         Government National Mortgage Association II, 3.5%, 4/20/45                                          15,651
          19,881         Government National Mortgage Association II, 3.5%, 3/20/46                                          20,064
          81,551         Government National Mortgage Association II, 3.5%, 11/20/46                                         82,092
          41,058         Government National Mortgage Association II, 4.0%, 9/20/44                                          42,355
          69,833         Government National Mortgage Association II, 4.0%, 10/20/46                                         71,779
          68,550         Government National Mortgage Association II, 4.0%, 1/20/47                                          70,237
          24,646         Government National Mortgage Association II, 4.0%, 2/20/48                                          25,389
          24,722         Government National Mortgage Association II, 4.0%, 4/20/48                                          25,467
         100,000         Government National Mortgage Association II, 4.0%, 1/1/49 (TBA)                                    102,391
          12,180         Government National Mortgage Association II, 4.5%, 9/20/41                                          12,778
          45,860         Government National Mortgage Association II, 4.5%, 9/20/44                                          47,307
          15,249         Government National Mortgage Association II, 4.5%, 10/20/44                                         15,990
          33,515         Government National Mortgage Association II, 4.5%, 11/20/44                                         35,144
           3,256         Government National Mortgage Association II, 5.5%, 3/20/34                                           3,478
           5,295         Government National Mortgage Association II, 6.0%, 11/20/33                                          5,740
         450,000(l)      U.S. Treasury Bills, 1/2/19                                                                        450,000
         240,000(l)      U.S. Treasury Bills, 1/8/19                                                                        239,910
         450,000         U.S. Treasury Bills, 1/29/19                                                                       449,184
          80,000         U.S. Treasury Bonds, 3.125%, 5/15/48                                                                81,519
         810,802         U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                                              724,865
         183,332         U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47                                             168,281
         619,022         U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46                                               586,814
         374,308         U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/48                                               354,710
         650,000         U.S. Treasury Notes, 1.625%, 6/30/20                                                               641,215
         675,000         U.S. Treasury Notes, 2.5%, 5/31/20                                                                 674,393
       1,050,000         U.S. Treasury Notes, 2.5%, 6/30/20                                                               1,049,180
                                                                                                                        -----------
                         TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                         (Cost $15,082,832)                                                                             $14,792,498
                                                                                                                        -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

       Number of                                                                   Strike       Expiration
       Contracts         Description             Counterparty        Notional      Price        Date                    Value
                         OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED -- 0.0%
           3,182^(m)     Desarrolladora Homex    Bank of New York
                         SAB de CV               Mellon Corp.        MXN --        --(o)        10/23/22                $        --
                                                                                                                        -----------
           3,182^(n)     Desarrolladora Homex    Bank of New York
                         SAB de CV               Mellon Corp.        MXN --        --(o)        10/23/22                         --
                                                                                                                        -----------
                                                                                                                        $        --
                                                                                                                        -----------
                         TOTAL OVER THE COUNTER (OTC) CALL OPTIONS PURCHASED
                         (Premiums paid $0)                                                                             $        --
                                                                                                                        -----------
                         OVER THE COUNTER (OTC) CURRENCY PUT OPTIONS PURCHASED -- 0.0%+
         956,000         Put EUR Call USD        Bank of America     EUR 13,618    EUR 1.15     5/27/19                 $    15,820
         440,000         Put EUR Call USD        Bank of America     EUR  6,594    EUR 1.15     9/23/19                       9,214
                                                                                                                        -----------
                                                                                                                        $    25,034
                                                                                                                        -----------
                         TOTAL OVER THE COUNTER (OTC) CURRENCY PUT OPTIONS PURCHASED
                         (Premiums paid $20,212)                                                                        $    25,034
                                                                                                                        -----------
                         TOTAL OPTIONS PURCHASED
                         (Premiums paid $20,212)                                                                        $    25,034
                                                                                                                        -----------
                         TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.0%
                         (Cost $43,698,804)                                                                             $42,537,619
                                                                                                                        -----------

                                                                                                Change
                                                                                                in Net
                                                                               Net              Unrealized
                                                                Dividend       Realized         Appreciation
          Shares                                                Income         Gain (Loss)      (Depreciation)
                         AFFILIATED ISSUER -- 2.0%
                         CLOSED-END FUND -- 2.0% of Net Assets
          97,089(p)      Pioneer ILS Interval Fund              $53,807        $ --             $(72,780)               $   839,822
                                                                                                                        -----------
                         TOTAL CLOSED-END FUND
                         (Cost $998,388)                                                                                $   839,822
                                                                                                                        -----------
                         TOTAL INVESTMENTS IN AFFILIATED ISSUER -- 2.0%
                         (Cost $998,388)                                                                                $   839,822
                                                                                                                        -----------

       Number of                                                                   Strike       Expiration
       Contracts         Description             Counterparty        Notional      Price        Date
                         OVER THE COUNTER (OTC) CURRENCY CALL OPTIONS WRITTEN -- 0.0%+
        (956,000)        Put EUR Call USD        Bank of America     EUR 13,618    EUR 1.27     5/27/19                 $      (879)
        (440,000)        Put EUR Call USD        Bank of America     EUR  6,594    EUR 1.27     9/23/19                      (2,011)
                                                                                                                        -----------
                                                                                                                        $    (2,890)
                                                                                                                        -----------
                         TOTAL OVER THE COUNTER (OTC) CURRENCY CALL OPTIONS WRITTEN
                         (Premiums received $(20,212))                                                                  $    (2,890)
                                                                                                                        -----------
                         OTHER ASSETS AND LIABILITIES -- (1.0)%                                                         $  (414,161)
                                                                                                                        -----------
                         NET ASSETS -- 100.0%                                                                           $42,960,390
                                                                                                                        ===========

bps           Basis Points.

FREMF         Freddie Mac Multifamily Fixed-Rate Mortgage Loans.

FRESB         Freddie Mac Multifamily SB Certificates.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

LIBOR         London Interbank Offered Rate.

PRIME         U.S. Federal Funds Rate.

REIT          Real Estate Investment Trust.

REMICS        Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2018, the value of these securities amounted to $12,789,191, or 29.8% of net assets.

(TBA)         "To Be Announced" Securities.

+             Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks,
              (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at December 31, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than prices supplied by independent pricing services).

(a)           Non-income producing security.

(b)           Security is perpetual in nature and has no stated maturity date.

(c) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at December 31, 2018.

(d) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2018.

(e) Floating rate note. Coupon rate, reference index and spread shown at December 31, 2018.

(f) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(g)           Rate to be determined.

(h)           Consists of Revenue Bonds unless otherwise indicated.

(i)           Represents a General Obligation Bond.

(j)           Security is in default.

(k) This term loan will settle after December 31, 2018, at which time the interest rate will be determined.

(l) Security issued with a zero coupon. Income is recognized through accretion of discount.

(m) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
              12.5 billion.

(n) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN
              14.5 billion.

(o)           Strike price is 1 Mexican Peso (MXN).

(p) Pioneer ILS Interval Fund is an affiliated fund managed by Amundi Pioneer Asset Management, Inc. (the "Adviser").

(q)           Securities are restricted as to resale.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                           Unrealized
Currency     In Exchange    Currency                                                         Settlement    Appreciation
Purchased    for            Sold            Deliver         Counterparty                     Date          (Depreciation)
EUR              15,000     USD                 (17,126)    Bank of America                  1/28/19       $    95
EUR              64,463     SEK                (664,000)    Brown Brothers Harriman & Co.    1/28/19        (1,074)
NOK           1,173,000     EUR                (116,727)    Brown Brothers Harriman & Co.    1/28/19         1,754
EUR               8,000     USD                  (9,159)    Citibank NA                      1/25/19            23
INR          14,142,515     USD                (198,673)    Goldman Sachs International      2/25/19         3,344
SEK           4,513,636     USD                (500,955)    JPMorgan Chase Bank NA           1/25/19         9,306
USD             197,933     INR             (14,142,515)    JPMorgan Chase Bank NA           2/25/19        (4,083)
EUR             659,300     USD                (756,015)    State Street Bank & Trust Co.    1/28/19           915
NOK             574,704     EUR                 (58,936)    State Street Bank & Trust Co.    1/28/19        (1,146)
NOK           2,000,339     USD                (234,462)    State Street Bank & Trust Co.    1/25/19        (2,972)
SEK           7,100,644     EUR                (687,201)    State Street Bank & Trust Co.    1/28/19        13,965
USD             110,177     MXN              (2,218,185)    State Street Bank & Trust Co.    1/31/19        (2,265)
                                                                                                           -------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                                   $17,862
                                                                                                           =======

   The accompanying notes are an integral part of these financial statements.

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

FUTURES CONTRACTS

FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts                                                     Notional                        Unrealized
Long          Description                 Expiration Date     Amount         Market Value     Appreciation
36            U.S. 5-Year Note (CBT)      3/29/19             $4,058,991     $4,128,750       $ 69,759
16            U.S. 10-Year Note (CBT)     3/20/19              1,904,250      1,952,250         48,000
                                                              ----------     ----------       --------
                                                              $5,963,241     $6,081,000       $117,759
                                                              ==========     ==========       ========

Number of
Contracts                                                     Notional                        Unrealized
Short         Description                 Expiration Date     Amount         Market Value     Depreciation
39            Euro-Bobl                   3/7/19              $ 5,906,227    $ 5,920,523      $ (14,296)
 3            Euro-Bund                   3/7/19                  558,215        562,030         (3,815)
22            U.S. 10-Year Ultra          3/20/19               2,789,790      2,861,719        (71,929)
 3            U.S. Long Bond (CBT)        3/20/19                 417,637        438,000        (20,363)
                                                              -----------    -----------      ---------
                                                              $ 9,671,869    $ 9,782,272      $(110,403)
                                                              -----------    -----------      ---------
TOTAL FUTURES CONTRACTS                                       $(3,708,628)   $(3,701,272)     $   7,356
                                                              ===========    ===========      =========

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT -- SELL PROTECTION

Notional         Obligation                                      Annual        Expiration    Premiums      Unrealized     Market
Amount ($)(1)    Reference/Index               Pay/Receive(2)    Fixed Rate    Date          Paid        Depreciation      Value
 848,460         Markit CDX North America      Receive           5.00%         12/20/23      $18,871            $(481)    $18,390
                 High Yield Index Series 31

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

Notional                              Obligation               Pay/        Annual      Expiration  Premiums     Unrealized   Market
Amount ($)(1) Counterparty            Reference/Index          Receive(2)  Fixed Rate  Date        (Received) Appreciation    Value
  75,000      Morgan Stanley          Diamond Offshore         Receive     1.00%       12/20/19    $(2,810)        $2,332   $  (478)
                                      Drilling, Inc.
  41,000      JPMorgan Chase Bank NA  Simon Property Group LP  Receive     1.00%       6/20/22        (135)           844       709
  29,000      JPMorgan Chase Bank NA  Simon Property Group LP  Receive     1.00%       6/20/22         (82)           584       502
                                                                                                   -------         ------   -------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION                      $(3,027)        $3,760   $   733
                                                                                                   -------         ------   -------
TOTAL SWAP CONTRACTS                                                                               $15,844         $3,279   $19,123
                                                                                                   =======         ======   =======

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS - Argentine Peso

EUR - Euro

INR - Indian Rupee

MXN - Mexican Peso

NOK - Norwegian Krone

SEK - Swedish Krona

UYU - Uruguayan Peso

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2018 were as follows:

                                                 Purchases             Sales
Long-Term U.S. Government                       $ 3,688,342          $ 3,966,660
Other Long-Term Securities                      $12,313,565          $13,012,322

The Portfolio is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Adviser serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company
Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2018, the Portfolio engaged in purchases of $78,785 and sales of $0 pursuant to these procedures, which resulted in a net realized gain/(loss) of $0.

At December 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $44,723,547 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost     $   319,137
     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value      (1,623,792)
                                                                                                                        -----------
     Net unrealized depreciation                                                                                        $(1,304,655)
                                                                                                                        ===========

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Portfolio's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2018, in valuing the Portfolio's investments.

                                                                              Level 1      Level 2      Level 3       Total
Common Stocks
 Paper & Forest Products                                                     $     --   $        57    $    --   $        57
 All other Common Stocks                                                          117            --         --           117
Convertible Preferred Stocks                                                  241,370            --         --       241,370
Asset Backed Securities                                                            --     1,559,777         --     1,559,777
Collateralized Mortgage Obligations                                                --     8,053,720         --     8,053,720
Convertible Corporate Bonds                                                        --       184,635         --       184,635
Corporate Bonds                                                                    --    13,717,630         --    13,717,630
Foreign Government Bonds                                                           --     1,070,537         --     1,070,537
Insurance-Linked Securities
 Reinsurance Sidecars
   Multiperil - Worldwide                                                          --            --     34,220        34,220
Municipal Bonds                                                                    --       749,737         --       749,737
Senior Secured Floating Rate Loan Interests                                        --     2,108,287         --     2,108,287
U.S. Government and Agency Obligations                                             --    14,792,498         --    14,792,498
Over The Counter (OTC) Call Options Purchased                                      --            --*        --            --*
Currency Put Options Purchased                                                     --        25,034         --        25,034
Closed-End Fund                                                                    --       839,822         --       839,822
                                                                             --------   -----------    -------   -----------
Total Investments in Securities                                              $241,487   $43,101,734    $34,220   $43,377,441
                                                                             ========   ===========    =======   ===========
Other Financial Instruments
 Currency Call Options Written                                               $     --   $    (2,890)   $    --   $    (2,890)
 Net unrealized appreciation on forward foreign currency contracts                 --        17,862         --        17,862
 Net unrealized appreciation on futures contracts                               7,356            --         --         7,356
 Swap contracts, at value                                                          --        19,123         --        19,123
                                                                             --------   -----------    -------   -----------
Total Other Financial Instruments                                            $  7,356   $    34,095    $    --   $    41,451
                                                                             ========   ===========    =======   ===========

*     Securities valued at $0.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/18                                     (continued)
--------------------------------------------------------------------------------

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

                                                                         Insurance-Linked
                                                                            Securities
Balance as of 12/31/17(a)                                                    $ 35,408
Realized gain (loss)(1)                                                            --
Change in unrealized appreciation (depreciation)(2)                           (10,593)
Accrued discounts/premiums                                                         --
Purchases                                                                      40,000
Sales                                                                         (30,595)
Transfers in to Level 3**                                                          --
Transfers out of Level 3**                                                         --
                                                                             --------
Balance as of 12/31/18                                                       $ 34,220
                                                                             ========

(a) Securities were classified as Corporate Bonds on the December 31, 2017 financial statements.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period value. For the year ended December 31, 2018, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at December 31, 2018: $(8,353)
                                                        -------

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/18
--------------------------------------------------------------------------------

ASSETS:
   Investments in unaffiliated issuers, at value (cost $43,698,804)                     $ 42,537,619
   Investments in affiliated issuers, at value (cost $998,388)                               839,822
   Cash                                                                                      240,600
   Foreign currencies, at value (cost $3,800)                                                  3,348
   Futures collateral                                                                        117,750
   Swaps collateral                                                                           64,577
   Variation margin for futures                                                                3,531
   Variation margin for swap contracts                                                         1,646
   Net unrealized appreciation on forward foreign currency contracts                          17,862
   Net unrealized appreciation on futures contracts                                            7,356
   Swap contracts, at value (net premiums paid $15,844)                                       19,123
   Receivables --
      Investment securities sold                                                              10,056
      Portfolio shares sold                                                                    8,669
      Dividends                                                                                1,813
      Interest                                                                               266,092
   Due from the Adviser                                                                        1,798
   Other assets                                                                               13,488
                                                                                        ------------
         Total assets                                                                   $ 44,155,150
                                                                                        ------------
LIABILITIES:
   Payables --
      Investment securities purchased                                                   $  1,011,918
      Portfolio shares repurchased                                                            65,429
      Trustees' fees                                                                              43
      Professional fees                                                                       47,362
   Due to broker for futures                                                                   7,574
   Due to broker for swaps                                                                    18,326
   Written options outstanding (net premiums received $(20,212))                               2,890
   Due to affiliates                                                                           5,513
   Accrued expenses                                                                           35,705
                                                                                        ------------
         Total liabilities                                                              $  1,194,760
                                                                                        ------------
NET ASSETS:
   Paid-in capital                                                                      $ 44,400,795
   Distributable earnings (loss)                                                          (1,440,405)
                                                                                        ------------
         Net assets                                                                     $ 42,960,390
                                                                                        ------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
   Class I (based on $10,296,122/1,060,003 shares)                                      $       9.71
                                                                                        ============
   Class II (based on $32,664,268/3,368,923 shares)                                     $       9.70
                                                                                        ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 12/31/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers (net of withholding tax of $5,698)                       $ 1,763,881
   Dividends from unaffiliated issuers                                                              27,926
   Dividends from affiliated issuers                                                                53,807
                                                                                               -----------
         Total investment income                                                                                    $ 1,845,614
                                                                                                                    -----------
EXPENSES:
   Management fees                                                                             $   288,258
   Administrative expense                                                                           60,380
   Distribution fees
      Class II                                                                                      84,192
   Custodian fees                                                                                   71,893
   Professional fees                                                                                56,090
   Printing expense                                                                                 43,288
   Pricing fees                                                                                     57,053
   Trustees' fees                                                                                    7,181
   Insurance expense                                                                                   118
   Miscellaneous                                                                                     1,058
                                                                                               -----------
      Total expenses                                                                                                $   669,511
                                                                                                                    -----------
      Less fees waived and expenses reimbursed by the Adviser                                                          (253,765)
                                                                                                                    -----------
      Net expenses                                                                                                  $   415,746
                                                                                                                    -----------
         Net investment income                                                                                      $ 1,429,868
                                                                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
      Investments in unaffiliated issuers                                                      $  (189,219)
      Written options                                                                               (3,147)
      Forward foreign currency contracts                                                          (151,371)
      Futures contracts                                                                             62,041
      Swap contracts                                                                               (30,757)
      Other assets and liabilities denominated in foreign currencies                               (39,371)         $  (351,824)
                                                                                               -----------          -----------
   Change in net unrealized appreciation (depreciation) on:
      Investments in unaffiliated issuers (net of foreign capital gains tax of $(661))         $(1,937,519)
      Investments in affiliated issuers                                                            (72,780)
      Written options                                                                               17,322
      Forward foreign currency contracts                                                            58,593
      Futures contracts                                                                            (29,268)
      Swap contracts                                                                                15,848
      Other assets and liabilities denominated in foreign currencies                                  (406)         $(1,948,210)
                                                                                               -----------          -----------
   Net realized and unrealized gain (loss) on investments                                                           $(2,300,034)
                                                                                                                    -----------
   Net decrease in net assets resulting from operations                                                             $  (870,166)
                                                                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                      Year Ended        Year Ended
                                                                                                       12/31/18          12/31/17
FROM OPERATIONS:
Net investment income (loss)                                                                        $  1,429,868      $  1,465,745
Net realized gain (loss) on investments                                                                 (351,824)          132,343
Change in net unrealized appreciation (depreciation) on investments                                   (1,948,210)          514,641
                                                                                                    ------------      ------------
         Net increase (decrease) in net assets resulting from operations                            $   (870,166)     $  2,112,729
                                                                                                    ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS
      Class I ($0.35 and $0.38 per share, respectively)                                             $   (376,036)     $   (408,680)*
      Class II ($0.33 and $0.35 per share, respectively)                                              (1,100,874)       (1,186,052)*
Tax return of capital
      Class I ($0.04 and $-- per share, respectively)                                                    (42,067)               --
      Class II ($0.04 and $-- per share, respectively)                                                  (132,945)               --
                                                                                                    ------------      ------------
         Total distributions to shareowners                                                         $ (1,651,922)     $ (1,594,732)
                                                                                                    ------------      ------------
FROM PORTFOLIO SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                                   $  9,687,590      $ 10,809,563
Reinvestment of distributions                                                                          1,651,922         1,594,732
Cost of shares repurchased                                                                           (12,328,514)      (11,360,641)
                                                                                                    ------------      ------------
      Net increase (decrease) in net assets resulting from Portfolio share transactions             $   (989,002)     $  1,043,654
                                                                                                    ------------      ------------
      Net increase (decrease) in net assets                                                         $ (3,511,090)     $  1,561,651
NET ASSETS:**
Beginning of year                                                                                   $ 46,471,480      $ 44,909,829
                                                                                                    ============      ============
End of year                                                                                         $ 42,960,390      $ 46,471,480
                                                                                                    ============      ============
* For the year ended December 31, 2017, distributions to shareowners were presented as follows:
Net investment income:
      Class I ($0.37 per share)                                                                                       $   (397,623)
      Class II ($0.34 per share)                                                                                        (1,152,008)
Net realized gain:
      Class I ($0.01 per share)                                                                                       $    (11,057)
      Class II ($0.01 per share)                                                                                           (34,044)
** For the year ended December 31, 2017, distributions in excess of net investment income was presented as follows: $(27,209)

                                        Year Ended            Year Ended            Year Ended         Year Ended
                                         12/31/18              12/31/18              12/31/17           12/31/17
                                          Shares                Amount                Shares             Amount
CLASS I
Shares sold                                153,899           $  1,535,606              91,032         $   932,236
Reinvestment of distributions               42,266                418,103              39,820             408,680
Less shares repurchased                   (195,629)            (1,940,809)           (143,323)         (1,468,786)
                                        ----------           ------------            --------         -----------
   Net increase (decrease)                     536           $     12,900             (12,471)        $  (127,870)
                                        ==========           ============            ========         ===========
CLASS II
Shares sold                                817,440           $  8,151,984             964,065         $ 9,877,327
Reinvestment of distributions              124,936              1,233,819             115,811           1,186,052
Less shares repurchased                 (1,043,102)           (10,387,705)           (965,219)         (9,891,855)
                                        ----------           ------------            --------         -----------
   Net increase (decrease)                (100,726)          $ (1,001,902)            114,657         $ 1,171,524
                                        ==========           ============            ========         ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                               12/31/18       12/31/17       12/31/16*      12/31/15*      12/31/14*
Class I
Net asset value, beginning of period                           $ 10.28        $ 10.16        $   9.78       $ 10.28        $ 10.37
                                                               -------        --------       --------       -------        -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.34(a)     $  0.35(a)     $   0.38(a)    $  0.27(a)     $  0.33
   Net realized and unrealized gain (loss) on investments        (0.52)          0.15            0.35         (0.40)          0.09
                                                               -------        --------       --------       -------        -------
Net increase (decrease) from investment operations             $ (0.18)       $  0.50        $   0.73       $ (0.13)       $  0.42
                                                               -------        --------       --------       -------        -------
Distributions to shareowners:
   Net investment income                                       $ (0.28)       $ (0.37)       $  (0.35)      $ (0.32)       $ (0.39)
   Net realized gain                                             (0.07)         (0.01)             --         (0.05)         (0.12)
   Tax return of Capital                                         (0.04)            --              --            --             --
                                                               -------        --------       --------       -------        -------
Total distributions                                            $ (0.39)       $ (0.38)       $  (0.35)      $ (0.37)       $ (0.51)
                                                               -------        --------       --------       -------        -------
Net increase (decrease) in net asset value                     $ (0.57)       $  0.12        $   0.38       $ (0.50)       $ (0.09)
                                                               -------        --------       --------       -------        -------
Net asset value, end of period                                 $  9.71        $ 10.28        $  10.16       $  9.78        $ 10.28
                                                               =======        =======        ========       =======        =======
Total return (b)                                                 (1.78)%         4.99%(c)        7.58%        (1.27)%         3.96%
Ratio of net expenses to average net assets (d)                   0.75%          0.75%           0.75%         1.20%          1.21%
Ratio of net investment income (loss) to average net assets       3.41%          3.43%           3.76%         2.66%          3.22%
Portfolio turnover rate                                             37%            48%             61%           56%            88%
Net assets, end of period (in thousands)                       $10,296        $10,886        $ 10,890       $11,561        $10,541
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (d)                       1.32%          1.18%           1.17%         1.20%          1.21%
   Net investment income (loss) to average net assets             2.84%          3.00%           3.34%         2.66%          3.22%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 4.94%.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

   The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

                                                              Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                               12/31/18       12/31/17       12/31/16*      12/31/15*      12/31/14*
Class II
Net asset value, beginning of period                           $ 10.26        $ 10.14        $  9.76        $ 10.26        $ 10.35
                                                               -------        -------        -------        -------        -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.31(a)     $  0.33(a)     $  0.35(a)     $  0.24(a)     $  0.30
   Net realized and unrealized gain (loss) on investments        (0.50)          0.14           0.36          (0.39)          0.09
                                                               -------        -------        -------        -------        -------
Net increase (decrease) from investment operations             $ (0.19)       $  0.47        $  0.71        $ (0.15)       $  0.39
                                                               -------        -------        -------        -------        -------
Distributions to shareowners:
   Net investment income                                       $ (0.26)       $ (0.34)       $ (0.33)       $ (0.30)       $ (0.36)
   Net realized gain                                             (0.07)         (0.01)            --          (0.05)         (0.12)
   Tax return of Capital                                         (0.04)            --             --             --             --
                                                               -------        -------        -------        -------        -------
Total distributions                                            $ (0.37)       $ (0.35)       $ (0.33)       $ (0.35)       $ (0.48)
                                                               -------        -------        -------        -------        -------
Net increase (decrease) in net asset value                     $ (0.56)       $  0.12        $  0.38        $ (0.50)       $ (0.09)
                                                               -------        -------        -------        -------        -------
Net asset value, end of period                                 $  9.70        $ 10.26        $ 10.14        $  9.76        $ 10.26
                                                               =======        =======        =======        =======        =======
Total return (b)                                                 (1.93)%         4.74%          7.32%         (1.52)%         3.71%
Ratio of net expenses to average net assets (c)                   1.00%          1.00%          1.00%          1.45%          1.45%
Ratio of net investment income (loss) to average net assets       3.16%          3.18%          3.51%          2.41%          2.96%
Portfolio turnover rate                                             37%            48%            61%            56%            88%
Net assets, end of period (in thousands)                       $32,664        $35,585        $34,020        $34,943        $31,526
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (c)                       1.57%          1.43%          1.42%          1.45%          1.45%
   Net investment income (loss) to average net assets             2.59%          2.75%          3.09%          2.41%          2.96%

* The Portfolio was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.00%+, respectively.

+     Amount rounds to less than 0.01%.

NOTE: The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.

The accompanying notes are an integral part of these financial statements.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Strategic Income VCT Portfolio (the "Portfolio") is one of 8 portfolios comprising Pioneer Variable Contracts Trust (the "Trust"), a Delaware statutory trust. The Portfolio is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Portfolio is to produce a high level of current income.

The Portfolio offers two classes of shares designated as Class I and Class II shares. Each class of shares represents an interest in the same schedule of investments of the Portfolio and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Portfolio gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Portfolio is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class I shares.

Portfolio shares may be purchased only by insurance companies for the purpose of funding variable annuity and variable life insurance contracts, or by qualified pension and retirement plans.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Portfolio's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Portfolio's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Portfolio's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Portfolio is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Portfolio to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Portfolio is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. The Portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded. Shares of closed-end Interval funds that offer their shares at net asset value are valued at such funds' net asset value.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Portfolio's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Portfolio may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Portfolio's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Portfolio's securities may differ significantly from exchange prices, and such differences could be material.

      At December 31, 2018, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services,

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      broker-dealers or using a third party insurance pricing model) representing 0.23% of net assets. The value of these fair valued securities was $97,271.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Portfolio are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2018, the Portfolio did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      In addition to meeting the requirements of the Internal Revenue Code, the Portfolio may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended December 31, 2018, the Portfolio paid no such taxes.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At December 31, 2018, the Portfolio was permitted to carry forward indefinitely $79,473 of short-term losses under the Regulated Investment Company Modernization Act of 2010, without limitation.

      The Portfolio has elected to defer $55,802 of ordinary losses recognized between November 1, 2018 and December 31, 2018 to its fiscal year ending December 31, 2019.

      The tax character of distributions paid during the years ended December 31, 2018 and December 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                   2018                 2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                           $1,258,096           $1,594,732
      Long-term capital gain                       218,814                   --
      Tax return of capital                        175,012                   --
                                                ----------           ----------
       Total                                    $1,651,922           $1,594,732
                                                ==========           ==========

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2018:

      --------------------------------------------------------------------------
                                                                        2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Capital loss carryforward                                     $   (79,473)
      Current year late year loss                                       (55,802)
      Net unrealized depreciation                                    (1,305,130)
                                                                    -----------
       Total                                                        $(1,440,405)
                                                                    ===========

      The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps and futures contracts, adjustments relating to catastrophe bonds and credit default swaps, and interest accruals on preferred stocks.

E.    Portfolio Shares and Class Allocations

      The Portfolio records sales and repurchases of its shares as of trade date. Distribution fees for Class II shares are calculated based on the average daily net asset value attributable to Class II shares of the Portfolio (see Note 4). Class I shares do not pay distribution fees.

      Income, common expenses and realized and unrealized gains and losses are calculated at the Portfolio level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      All expenses and fees paid to the Portfolio's transfer agent for its services are allocated between the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Portfolio declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions paid by the Portfolio with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class I and Class II shares can reflect different transfer agent and distribution expense rates. Dividends and distributions to shareowners are recorded on the ex-dividend date.

F.    Risks

      The value of securities held by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Portfolio's investments may represent industries or industry sectors that are interrelated or have common risks, making the Portfolio more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Portfolio's investments in foreign markets and countries with limited developing markets may subject the Portfolio to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Portfolio faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Portfolio.

      The Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Portfolio is susceptible to operational, information security and related risks. While the Portfolio's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Portfolio cannot control the cybersecurity plans and systems put in place by service providers to the Portfolio such as Brown Brothers Harriman & Co., the Portfolio's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Portfolio's transfer agent. In addition, many beneficial owners of Portfolio shares hold them through accounts at broker-dealers, retirement platforms and

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      other financial market participants over which neither the Portfolio nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Portfolio's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Portfolio's ability to calculate its net asset value, impediments to trading, the inability of Portfolio shareowners to effect share purchases, redemptions, or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Portfolio's prospectus contains unaudited information regarding the Portfolio's principal risks. Please refer to that document when considering the Portfolio's principal risks.

G.    Insurance-Linked Securities ("ILS")

      The Portfolio invests in event-linked bonds and other ILS. The Portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Portfolio is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Portfolio's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Portfolio's structured reinsurance investments, and therefore the Portfolio's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Portfolio. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Portfolio is forced to sell an illiquid asset, the Portfolio may be forced to sell at a loss.

      Additionally, the Portfolio may gain exposure to ILS by investing in a closed-end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser. The Portfolio's investment in Pioneer ILS Interval Fund at December 31, 2018 is listed in the Schedule of Investments.

H.    Purchased Options

      The Portfolio may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Portfolio to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Portfolio is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Portfolio's Statement of Operations. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

      treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the year ended December 31, 2018 was $13,822. Open purchased options at December 31, 2018 are listed in the Portfolio's Schedule of Investments.

I.    Option Writing

      The Portfolio may write put and covered call options to seek to increase total return. When an option is written, the Portfolio receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The average market value of written options for the year ended December 31, 2018 was $(4,447). Open written options contracts at December 31, 2018 are listed in the Portfolio's Schedule of Investments.

J.    Forward Foreign Currency Contracts

      The Portfolio may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Portfolio's financial statements. The Portfolio records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

      At December 31, 2018, the Portfolio had entered into various forward foreign currency contracts that obligated the Portfolio to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Portfolio may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the year ended December 31, 2018, was $278,589. Open forward foreign currency contracts outstanding at December 31, 2018, are listed in the Schedule of Investments.

K.    Futures Contracts

      The Portfolio may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Portfolio are traded on a futures exchange. Upon entering into a futures contract, the Portfolio is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at December 31, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolio, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolio as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Portfolio realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

      rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the year ended December 31, 2018, was $(6,849,239). Open futures contracts outstanding at December 31, 2018 are listed in the Schedule of Investments.

L.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a predefined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Portfolio would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligation. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above.

      As a buyer of protection, the Portfolio makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Portfolio, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Portfolio are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Portfolio had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a protection buyer and no credit event occurs, it will lose its investment. If the Portfolio is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Portfolio, together with the periodic payments received, may be less than the amount the Portfolio pays to the protection buyer, resulting in a loss to the Portfolio. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Portfolio are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Portfolio is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at December 31, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended December 31, 2018 was $(79,978). Open credit default swap contracts at December 31, 2018 are listed in the Schedule of Investments.

44

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

2. Management Agreement

The Adviser manages the Portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended December 31, 2018, the effective management fee was equivalent to 0.65% of the Portfolio's average daily net assets.

The Adviser has agreed to waive its management fee with respect to any portion of the Portfolio's assets invested in Pioneer ILS Interval Fund, an affiliated fund managed by the Adviser. For the fiscal year ended December 31, 2018, the Adviser waived $16,000 in management fees with respect to the Portfolio, which is reflected on the Statement of Operations as an expense waiver.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund expenses) of the Portfolio to the extent required to reduce Portfolio expenses to 0.75% and 1.00% of the average daily net assets attributable to Class I and Class II shares, respectively. Fees waived and expenses reimbursed during the year ended December 31, 2018, are reflected on the Statement of Operations. These expense limitations are in effect through May 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolio as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,399 in management fees, administrative costs and certain other reimbursements payable to the Adviser at December 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Portfolio at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Portfolio's omnibus relationship contracts.

4. Distribution Plan

The Portfolio has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to Class II shares. Pursuant to the Plan, the Portfolio pays the Distributor 0.25% of the average daily net assets attributable to Class II shares to compensate the Distributor for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by the Distributor in connection with the Portfolio's Class II shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,114 in distribution fees payable to the Distributor at December 31, 2018.

5. Master Netting Agreements

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

                                                                              45

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/18                               (continued)
--------------------------------------------------------------------------------

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Portfolio as of December 31, 2018.

------------------------------------------------------------------------------------------------------------------------------------
                               Derivative Assets            Derivatives            Non-Cash           Cash             Net Amount
                               Subject to Master             Available            Collateral        Collateral       of Derivative
Counterparty                   Netting Agreement             for Offset          Received (a)      Received (a)        Assets (b)
------------------------------------------------------------------------------------------------------------------------------------
Bank of America                      $25,129                $ (2,890)                $ --             $ --               $22,239
Bank of New York Mellon Corp.             --*                     --                   --               --                    --*
Brown Brothers Harriman & Co.          1,754                  (1,074)                  --               --                   680
Citibank NA                               23                      --                   --               --                    23
Goldman Sachs International            3,344                      --                   --               --                 3,344
JPMorgan Chase Bank NA                10,734                  (4,083)                  --               --                 6,651
Morgan Stanley
   Capital Services LLC                2,332                      --                   --               --                 2,332
State Street Bank & Trust Co.         14,880                  (6,383)                  --               --                 8,497
------------------------------------------------------------------------------------------------------------------------------------
   Total                             $58,196                $(14,430)                $ --             $ --               $43,766

------------------------------------------------------------------------------------------------------------------------------------
                               Derivative Liabilities       Derivatives            Non-Cash           Cash             Net Amount
                                 Subject to Master           Available            Collateral       Collateral        of Derivative
Counterparty                     Netting Agreement           for Offset          Pledged (a)       Pledged (a)      Liabilities (c)
------------------------------------------------------------------------------------------------------------------------------------
Bank of America                      $ 2,890                $ (2,890)                $ --             $ --               $ --
Bank of New York Mellon Corp.             --                      --                   --               --                 --
Brown Brothers Harriman & Co.          1,074                  (1,074)                  --               --                 --
Citibank NA                               --                      --                   --               --                 --
Goldman Sachs International               --                      --                   --               --                 --
JPMorgan Chase Bank NA                 4,083                  (4,083)                  --               --                 --
Morgan Stanley
   Capital Services LLC                   --                      --                   --               --                 --
State Street Bank & Trust Co.          6,383                  (6,383)                  --               --                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             $14,430                $(14,430)                $ --             $ --               $ --

*     Includes securities that are valued at $0.

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Portfolio's use of derivatives may enhance or mitigate the Portfolio's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

46

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2018 was as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Foreign
Statement of Assets                               Interest Rate          Credit         Exchange Rate       Equity        Commodity
and Liabilities                                       Risk                Risk               Risk            Risk           Risk
------------------------------------------------------------------------------------------------------------------------------------
Assets
   Call options purchased*                           $   --             $    --            $    --          $ --**          $ --
   Currency put options purchased*                       --                  --             25,034            --              --
   Net unrealized appreciation on
      forward foreign currency contracts                 --                  --             17,862            --              --
   Net unrealized appreciation on
      futures contracts                               7,356                  --                 --            --              --
   Swap contracts, at value                              --              19,123                 --            --              --
------------------------------------------------------------------------------------------------------------------------------------
  Total Value                                        $7,356             $19,123            $42,896          $ --**          $ --

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Foreign
Statement of Assets                               Interest Rate        Credit           Exchange Rate       Equity        Commodity
and Liabilities                                       Risk              Risk                 Risk            Risk           Risk
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
   Written options outstanding                       $ --               $ --               $2,890           $ --            $ --
------------------------------------------------------------------------------------------------------------------------------------
  Total Value                                        $ --               $ --               $2,890           $ --            $ --

* Reflects the market value of purchased option contracts (see Note 1H.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.

**    Includes securities that are valued at $0.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2018 was as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Foreign
                                                  Interest Rate         Credit        Exchange Rate        Equity         Commodity
Statement of Operations                                Risk              Risk              Risk             Risk             Risk
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
   Currency put options purchased*                   $     --         $     --        $    7,727            $ --             $ --
   Written options                                         --               --            (3,147)             --               --
   Forward foreign currency contracts                      --               --          (151,371)             --               --
   Futures contracts                                   62,041               --                --              --               --
   Swap contracts                                          --          (30,757)               --              --               --
------------------------------------------------------------------------------------------------------------------------------------
  Total Value                                        $ 62,041         $(30,757)        $(146,791)           $ --             $ --
------------------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation
   (depreciation) on:
   Currency put options purchased**                  $     --         $     --         $   4,822            $ --             $ --
   Written options                                         --               --            17,322              --               --
   Forward foreign currency contracts                      --               --            58,593              --               --
   Futures contracts                                  (29,268)              --                --              --               --
   Swap contracts                                          --           15,848                --              --               --
------------------------------------------------------------------------------------------------------------------------------------
  Total Value                                        $(29,268)        $ 15,848         $  80,737            $ --             $ --

*     Reflects the net realized gain (loss) on purchased option contracts (see
      Note 1H). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the statements of operations.

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.

                                                                              47

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Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Variable Contracts Trust and the Shareholders of Pioneer Strategic Income VCT Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Strategic Income VCT Portfolio (the "Portfolio") (one of the portfolios constituting Pioneer Variable Contracts Trust (the "Trust")), including the schedule of investments, as of December 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended December 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for the periods ended December 31, 2014, December 31, 2015 and December 31, 2016 were audited by another independent registered public accounting firm whose report, dated February 14, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Strategic Income VCT Portfolio (one of the portfolios constituting Pioneer Variable Contracts Trust) at December 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Portfolio's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
February 14, 2019


48

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Pioneer Strategic Income VCT Portfolio PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Portfolio's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Portfolio upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Portfolio's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Portfolio's independent registered public accounting firm, D&T's reports on the Portfolio's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Portfolio's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Portfolio, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Portfolio under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Portfolio, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
--------------------------------------------------------------------------------

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Strategic Income VCT Portfolio (the "Portfolio") pursuant to an investment management agreement between APAM and the Portfolio. In order for APAM to remain the investment adviser of the Portfolio, the Trustees of the Portfolio must determine annually whether to renew the investment management agreement for the Portfolio.

The contract review process began in January 2018 as the Trustees of the Portfolio agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Portfolio's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Portfolio provided to the Trustees at regularly scheduled meetings, in connection with the review of the Portfolio's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Portfolio counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Portfolio, as well as the level of investment by the Portfolio's portfolio managers in the Portfolio. In July 2018, the Trustees, among other things, reviewed the Portfolio's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Portfolio and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Portfolio and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Portfolio, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Portfolio, taking into account the investment objective and strategy of the Portfolio. The Trustees also reviewed APAM's investment approach for the Portfolio and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Portfolio. They also reviewed the amount of non-Portfolio assets managed by the portfolio managers of the Portfolio. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Portfolio, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Portfolio's service providers and provides the Portfolio with personnel (including Portfolio officers) and other resources that are necessary for the Portfolio's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Portfolio's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Portfolio were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Portfolio

In considering the Portfolio's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Portfolio's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Portfolio's benchmark index. They also discuss the Portfolio's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Portfolio in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Portfolio's shareowners. The Trustees noted that they separately review and consider the impact of the Portfolio's transfer agency and Portfolio- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Portfolio's expense ratio.

The Trustees considered that the Portfolio's management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered that the expense ratio of the Portfolio's Class II shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted the Portfolio's relatively small asset size compared to most of the other funds in its peer group. The Trustees considered that non-management fee operating expenses generally are spread over a smaller asset base than the other funds in the peer group, which results in these fees being significantly higher as a percentage of assets. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Portfolio.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Portfolio and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Portfolio and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Portfolio and considered that, under the investment management agreement with the Portfolio, APAM performs additional services for the Portfolio that it does not provide to those other clients or services that are broader in scope, including oversight of the Portfolio's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Portfolio is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Portfolio.

The Trustees concluded that the management fee payable by the Portfolio to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Portfolio, including the methodology used by APAM in allocating certain of its costs to the management of the Portfolio. The Trustees also considered APAM's profit margin in connection with the overall operation of the Portfolio. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Portfolio was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Portfolio and Portfolio shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and

Pioneer Strategic Income VCT Portfolio          PIONEER VARIABLE CONTRACTS TRUST

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT                          (continued)
--------------------------------------------------------------------------------

APAM's commitment and resource allocation to the Portfolio. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Portfolio.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Portfolio. The Trustees considered the character and amount of fees paid or to be paid by the Portfolio, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Portfolio business. To the extent applicable, the Trustees also considered the benefits to the Portfolio and to APAM and its affiliates from the use of "soft" commission dollars generated by the Portfolio to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Portfolio, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Portfolio receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Portfolio, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Portfolio were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Portfolio, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Trustees and Officers

The Portfolio's Trustees and Officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Portfolio within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Portfolio is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Portfolio includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-688-9915.

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Thomas J. Perna (68)      Trustee since 2006. Serves until  Private investor (2004 - 2008 and 2013 - Director, Broadridge Financial
Chairman of the Board     a successor trustee is elected    present); Chairman (2008 - 2013) and     Solutions, Inc. (investor
and Trustee               or earlier retirement or removal. Chief Executive Officer (2008 - 2012),   communications and securities
                                                            Quadriserv, Inc. (technology products    processing provider for
                                                            for securities lending industry); and    financial services industry)
                                                            Senior Executive Vice President, The     (2009 - present); Director,
                                                            Bank of New York (financial and          Quadriserv, Inc. (2005 - 2013);
                                                            securities services) (1986 - 2004)       and Commissioner, New Jersey
                                                                                                     State Civil Service Commission
                                                                                                     (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)        Trustee since 2005. Serves until  Managing Partner, Federal City Capital   Director of New York Mortgage
Trustee                   a successor trustee is elected    Advisors (corporate advisory  services   Trust (publicly-traded mortgage
                          or earlier retirement or removal. company) (1997 - 2004 and 2008 -         REIT) (2004 - 2009, 2012 -
                                                            present); Interim Chief Executive        present); Director of The Swiss
                                                            Officer, Oxford Analytica, Inc.          Helvetia Fund, Inc. (closed-end
                                                            (privately held research and             fund) (2010 - 2017); Director
                                                            consulting company) (2010); Executive    of Oxford Analytica, Inc.
                                                            Vice President and Chief Financial       (2008 - 2015); and Director of
                                                            Officer, I-trax, Inc. (publicly traded   Enterprise Community
                                                            health care services  company) (2004 -   Investment, Inc. (privately-
                                                            2007); and Executive Vice President and  held affordable housing
                                                            Chief Financial Officer, Pedestal Inc.   finance company) (1985 - 2010)
                                                            (internet-based mortgage trading
                                                            company) (2000 - 2002); Private
                                                            Consultant (1995 - 1997); Managing
                                                            Director, Lehman Brothers (1992 -
                                                            1995); and Executive, The World Bank
                                                            (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74) Trustee since 2008. Serves until  William Joseph Maier Professor of        Trustee, Mellon Institutional
Trustee                   a successor trustee is elected    Political Economy, Harvard University    Funds Investment Trust and
                          or earlier retirement or removal. (1972 - present)                         Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw 17
                                                                                                     portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Margaret B.W. Graham (71) Trustee since 2000. Serves until  Founding Director, Vice-President and    None
Trustee                   a successor trustee is elected    Corporate Secretary, The Winthrop
                          or earlier retirement or removal. Group, Inc. (consulting firm) (1982 -
                                                            present); Desautels Faculty of
                                                            Management, McGill University (1999 -
                                                            2017); and Manager of Research
                                                            Operations and Organizational Learning,
                                                            Xerox PARC, Xerox's advance research
                                                            center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)  Trustee since 2017. (Advisory     Chief Investment Officer, 1199 SEIU      None
Trustee                   Trustee from 2014 - 2017)         Funds (healthcare workers union pension
                          Serves until a successor trustee  funds) (2001 - present); Vice is elected or earlier retirement  President - International Investments
                          or removal.                       Group, American International Group,
                                                            Inc. (insurance company) (1993 - 2001);
                                                            Vice President - Corporate Finance and
                                                            Treasury Group, Citibank, N.A. (1980 -
                                                            1986 and 1990 - 1993); Vice President -
                                                            Asset/Liability Management Group,
                                                            Federal Farm Funding Corporation
                                                            (government-sponsored issuer of debt
                                                            securities) (1988 - 1990); Mortgage
                                                            Strategies Group, Shearson Lehman
                                                            Hutton, Inc. (investment bank) (1987 -
                                                            1988); and Mortgage Strategies Group,
                                                            Drexel Burnham Lambert, Ltd. (investment
                                                            bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)  Trustee since 1995. Serves until  President and Chief Executive Officer,   Director of New America High
Trustee                   a successor trustee is elected    Newbury Piret Company (investment        Income Fund, Inc. (closed-end
                          or earlier retirement or removal. banking firm) (1981 - present)           investment company) (2004 -
                                                                                                     present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)    Trustee since 2014. Serves until  Consultant (investment company services) None
Trustee                   a successor trustee is elected    (2012 - present); Executive Vice
                          or earlier retirement or removal. President, BNY Mellon (financial and investment company services) (1969 -
                                                            2012); Director, BNY International
                                                            Financing Corp. (financial services)
                                                            (2002 - 2012); Director, Mellon Overseas
                                                            Investment Corp. (financial services)
                                                            (2009 - 2012); Director, Financial
                                                            Models (technology) (2005 - 2007);
                                                            Director, BNY Hamilton Funds, Ireland
                                                            (offshore investment companies) (2004 -
                                                            2007); Chairman/Director, A2B/BNY
                                                            Securities Services Ltd., Ireland
                                                            (financial services) (1999 - 2006); and
                                                            Chairman, BNY Alternative Investment
                                                            Services, Inc. (financial services)
                                                            (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

INTERESTED TRUSTEES

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY TRUSTEE
Lisa M. Jones (56)*       Trustee since 2017. Serves until  Director, CEO and President of Amundi    None
Trustee, President and    a successor trustee is elected    Pioneer Asset Management USA, Inc.
Chief Executive Officer   or earlier retirement or removal  (since September 2014); Director, CEO and President of Amundi Pioneer Asset
                                                            Management, Inc. (since September 2014);
                                                            Director, CEO and President of Amundi
                                                            Pioneer Distributor, Inc. (since
                                                            September 2014); Director, CEO and
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since September 2014); Chair, Amundi
                                                            Pioneer Asset Management USA, Inc.,
                                                            Amundi Pioneer Distributor, Inc. and
                                                            Amundi Pioneer Institutional Asset
                                                            Management, Inc. (September 2014 -
                                                            2018); Managing Director, Morgan
                                                            Stanley Investment Management (2010 -
                                                            2013); and Director of Institutional
                                                            Business, CEO of International, Eaton
                                                            Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*   Trustee since 2014. Serves until  Director and Executive Vice President    None
Trustee                   a successor trustee is elected    (since 2008) and Chief Investment
                          or earlier retirement or removal  Officer, U.S. (since 2010) of Amundi
                                                            Pioneer Asset Management USA, Inc.;
                                                            Executive Vice President and Chief
                                                            Investment Officer, U.S. of Amundi
                                                            Pioneer (since 2008); Executive Vice
                                                            President of Amundi Pioneer
                                                            Institutional Asset Management, Inc.
                                                            (since 2009); and Portfolio Manager of
                                                            Amundi Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Portfolio's investment adviser and certain of its affiliates.



TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Christopher J.            Since 2003. Serves at the         Vice President and Associate General     None
Kelley (54)               discretion of the Board           Counsel of Amundi Pioneer since
Secretary and Chief                                         January 2008; Secretary and Chief Legal
Legal Officer                                               Officer of all of the Pioneer Funds
                                                            since June 2010; Assistant Secretary of
                                                            all of the Pioneer Funds from September
                                                            2003 to May 2010; and Vice President
                                                            and Senior Counsel of Amundi Pioneer
                                                            from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)    Since 2010. Serves at the         Fund Governance Director of Amundi       None
Assistant Secretary       discretion of the Board           Pioneer since December 2006 and
                                                            Assistant Secretary of all the Pioneer
                                                            Funds since June 2010; Manager - Fund
                                                            Governance of Amundi Pioneer from
                                                            December 2003 to November 2006; and
                                                            Senior Paralegal of Amundi Pioneer from
                                                            January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Strategic Income VCT Portfolio

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS                             (continued)
--------------------------------------------------------------------------------

TRUST OFFICERS

NAME, AGE AND POSITION    TERM OF OFFICE AND                                                         OTHER DIRECTORSHIPS
HELD WITH THE TRUST       LENGTH OF SERVICE                 PRINCIPAL OCCUPATION                     HELD BY OFFICER
Thomas Reyes (56)         Since 2010. Serves at the         Senior Counsel of Amundi Pioneer since   None
Assistant Secretary       discretion of the Board           May 2013 and Assistant Secretary of all
                                                            the Pioneer Funds since June 2010; and
                                                            Counsel of Amundi Pioneer from June 2007
                                                            to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)      Since 2008. Serves at the         Vice President - Fund Treasury of        None
Treasurer and Chief       discretion of the Board           Amundi Pioneer; Treasurer of all of the
Financial and                                               Pioneer Funds since March 2008; Deputy
Accounting Officer                                          Treasurer of Amundi Pioneer from March
                                                            2004 to February 2008; and Assistant
                                                            Treasurer of all of the Pioneer Funds
                                                            from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)     Since 2000. Serves at the         Director - Fund Treasury of Amundi       None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)        Since 2002. Serves at the         Senior Manager - Fund Treasury of Amundi None
Assistant Treasurer       discretion of the Board           Pioneer; and Assistant Treasurer of all
                                                            of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)     Since 2009. Serves at the         Senior Manager - Fund Treasury of        None
Assistant Treasurer       discretion of the Board           Amundi Pioneer since November 2008;
                                                            Assistant Treasurer of all of the
                                                            Pioneer Funds since January 2009; and
                                                            Client Service Manager - Institutional
                                                            Investor Services at State Street Bank
                                                            from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)          Since 2018. Serves at the         Managing Director, Chief Compliance      None
Chief Compliance Officer  discretion of the Board           Officer of Amundi Pioneer Asset
                                                            Management; Amundi Pioneer Institutional
                                                            Asset Management, Inc.; and the Pioneer
                                                            Funds since September 2018; and Chief
                                                            Compliance Officer of Amundi Pioneer
                                                            Distributor, Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)      Since 2006. Serves at the         Vice President of Amundi Pioneer Asset   None
Anti-Money Laundering     discretion of the Board           Management and Anti-Money Laundering
Officer                                                     Officer of all the Pioneer Funds
                                                            since 2006
------------------------------------------------------------------------------------------------------------------------------------

                          This page is for your notes.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Proxy Voting Policies and Procedures of the Portfolio are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Portfolio voted proxies relating to Portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                                                                   20364-12-0219


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $245,000 payable to Ernst & Young LLP for the year ended
December 31, 2018 and $245,000
for the year ended December 31, 2017.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $64,224
payable to Ernst & Young LLP for the year ended
December 31, 2018 and $64,224
for the year ended December 31, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2018 or 2017.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31 2018 and 2017, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $64,224 payable to Ernst & Young LLP for the year ended
December 31, 2018 and $64,224 for the year ended December 31, 2017.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Variable Contracts Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 5, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 5, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 5, 2019

* Print the name and title of each signing officer under his or her signature.